SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        POST-EFFECTIVE AMENDMENT NO. 7 TO
                                    FORM S-6

                                File No. 33-62457

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

A. Exact name of trust:             IDS Life Variable Life Separate Account

B. Name of depositor:               IDS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

         70100 AXP Financial Center, Minneapolis, Minnesota 55474

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         50607 AXP Financial Center
         Minneapolis, Minnesota 55474

   It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately  upon  filing  pursuant  to  paragraph  (b)
      [X] on May 1, 2001 pursuant to paragraph  (b)
      [ ] 60 days after filing  pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph  (a)(1) of rule (485)
      [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.

E. Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F. Approximate date of proposed public offering:  Not applicable.

PROSPECTUS


MAY 1, 2001

AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE,
A FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY


IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT


ISSUED AND SOLD BY:  IDS LIFE INSURANCE COMPANY (IDS LIFE)
                     70100 AXP Financial Center
                     Minneapolis, MN 55474
                     Telephone: (800) 862-7919
                     Web site address: americanexpress.com


This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.


Variable life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable life insurance policy's features, benefits, risks and fees, and whether the variable life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable universal life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 1

TABLE OF CONTENTS

THE POLICY IN BRIEF ......................................3
KEY TERMS ................................................4
THE VARIABLE ACCOUNT .....................................6
THE FUNDS ................................................6
   Fund Objectives ......................................12
   Relationship Between Funds and Subaccounts ...........12
RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS ............13
THE FIXED ACCOUNT .......................................18
PURCHASING YOUR POLICY ..................................18
   Application ..........................................18
   Right to Examine Policy ..............................19
   Premiums .............................................19
KEEPING THE POLICY IN FORCE .............................19
   Death Benefit Guarantee to Age 85 ....................20
   Death Benefit Guarantee to Age 100 ...................20
   Minimum Initial Premium Period .......................20
   Grace Period .........................................20
   Reinstatement ........................................21
LOADS, FEES AND CHARGES .................................21
   Premium Expense Charge ...............................21
   Monthly Deduction ....................................21
   Surrender Charge .....................................22
   Partial Surrender Fee ................................22
   Mortality and Expense Risk Charge ....................22
   Transfer Charge ......................................22
   Optional Insurance Benefits ..........................22
   Fund Expenses ........................................23
POLICY VALUE ............................................26
   Fixed Account Value ..................................26
   Subaccount Values ....................................26
PROCEEDS PAYABLE UPON DEATH .............................28
   Change in Death Benefit Option .......................29
   Changes in Specified Amount ..........................29
   Misstatement of Age or Sex ...........................30
   Suicide ..............................................30
   Beneficiary ..........................................30
TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS .....30
   Fixed Account Transfer Policies ......................30
   Minimum Transfer Amounts .............................30
   Maximum Transfer Amounts .............................30
   Maximum Number of Transfers Per Year .................31
   Two Ways to Request a Transfer, Loan or Surrender ....31
   Automated Transfers ..................................31
   Automated Dollar-Cost Averaging ......................32
POLICY LOANS ............................................32
POLICY SURRENDERS .......................................33
   Total Surrenders .....................................33
   Partial Surrenders ...................................33
   Allocation of Partial Surrenders .....................33
   Effects of Partial Surrenders ........................33
   Taxes ................................................33
   Exchange Right .......................................34
OPTIONAL INSURANCE BENEFITS .............................34
   Four-Year Term Insurance Rider .......................34
   Policy Split Option Rider ............................34
PAYMENT OF POLICY PROCEEDS ..............................34
FEDERAL TAXES ...........................................36
   IDS Life's Tax Status ................................36
   Taxation of Policy Proceeds ..........................36
   Modified Endowment Contracts .........................36
   Other Tax Considerations .............................37
IDS LIFE ................................................38
   Ownership ............................................38
   State Regulation .....................................38
   Distribution of the Policy ...........................38
   Legal Proceedings ....................................38
   Experts ..............................................39
MANAGEMENT OF IDS LIFE ..................................40
   Directors ............................................40
   Officers Other than Directors ........................40
OTHER INFORMATION .......................................41
   Substitution of Investments ..........................41
   Voting Rights ........................................41
   Reports ..............................................41
POLICY ILLUSTRATIONS ....................................41
   Understanding the Illustrations ......................42
   Effect of Expenses and Charges .......................42
ANNUAL FINANCIAL INFORMATION ............................47
NOTES TO FINANCIAL STATEMENTS ...........................69
CONDENSED FINANCIAL INFORMATION (UNAUDITED) .............74

-------------------------------------------------------------------------------
2 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy. The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 6)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4%. (p. 18)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 18)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 19)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age
100. We may refuse premiums in order to comply with the Code. (p. 19)

DBG-85: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 85 (or 15 years, if later). This feature is in effect if you meet certain premium payment requirements.
(Not applicable in Maryland and Massachusetts). (p. 20)

DBG-100: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements. (Not applicable in Maryland and Massachusetts). (p. 20)

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 20)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. 20)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. Neither the DBG-85 nor the DBG-100 can be reinstated. (p. 21)

LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE - charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 21)

- MONTHLY DEDUCTION - charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 21)

- SURRENDER CHARGE - applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. It is based on the initial specified amount. (p. 22)

- PARTIAL SURRENDER - fee applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p.
    22)

- MORTALITY AND EXPENSE RISK CHARGE - applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 22)


- OPTIONAL INSURANCE BENEFITS - You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 22)


- FUND EXPENSES - applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 23)


-------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 3

PROCEEDS PAYABLE UPON DEATH: Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. On or after the youngest insured's attained insurance age 100, the proceeds payable upon the death of the last surviving insured will be the cash surrender value. (p. 28)



TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 30)


POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 32)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 33)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. 34)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the last surviving insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 34)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds received through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 36)

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts.

ATTAINED INSURANCE AGE: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if the policy is surrendered in full or the amount payable upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE TO AGE 85 (DBG-85): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 85 (or 15 policy years, if later). This feature is in effect if you meet certain premium payment requirements (except in Maryland and Massachusetts).

DEATH BENEFIT GUARANTEE TO AGE 85 (DBG-85) PREMIUM: The premium required to keep the DBG-85 in effect. The DBG-85 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements (except in Maryland and Massachusetts).
-------------------------------------------------------------------------------
4 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100) PREMIUM: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

FIXED ACCOUNT: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that is allocated to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: Each insured's age based upon his or her last birthday on the date of the application.

INSUREDS: The persons whose lives are insured by the policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

- Upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

-   On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.
-------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 5

THE VARIABLE ACCOUNT

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

THE FUNDS


You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:


------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
U                   IDS Life Series Fund -  Equity       Objective: capital appreciation.      IDS Life Insurance Company  (IDS
                    Portfolio                            Invests primarily in common stocks    Life), investment manager;
                                                         and other securities convertible      American Express Financial
                                                         into common stock.                    Corporation (AEFC),  investment
                                                                                               adviser.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FEI                 IDS Life Series Fund -  Equity       Objective: to provide a high level    IDS Life, investment manager;
                    Income Portfolio                     of current income and, as a           AEFC, investment adviser.
                                                         secondary goal, steady growth of
                                                         capital. Invests primarily in
                                                         dividend-paying stocks. Other
                                                         investments may include: common
                                                         stocks, foreign securities,
                                                         convertible securities, debt
                                                         securities, derivative instruments
                                                         and money market instruments.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
Y                   IDS Life Series Fund - Government    Objective: to provide a high          IDS Life, investment manager;
                    Securities Portfolio                 current return and safety of          AEFC, investment adviser.
                                                         principal. Invests primarily in
                                                         debt obligations issued or
                                                         guaranteed as to principal and
                                                         interest by the U.S. government,
                                                         its agencies and instrumentalities.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
V                   IDS Life Series Fund - Income        Objective: to maximize current        IDS Life, investment manager;
                    Portfolio                            income while attempting to            AEFC, investment adviser.
                                                         conserve the value of the
                                                         investment and to
                                                         continue the high level
                                                         of income for the longest
                                                         period of time. At least
                                                         50% of net assets
                                                         normally will be invested
                                                         in high-quality,
                                                         lower-risk corporate
                                                         bonds, unrated corporate
                                                         bonds believed to have
                                                         the same investment
                                                         qualities and government
                                                         bonds. Other investments
                                                         may include lower-rated
                                                         corporate bonds, bonds
                                                         and common stocks sold
                                                         together as a unit,
                                                         preferred stock and
                                                         foreign securities.
------------------  -----------------------------------  ------------------------------------  -----------------------------------

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6 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE



------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
IL                  IDS Life Series Fund -               Objective: capital appreciation.      IDS Life, investment manager;
                    International Equity Portfolio       Invests primarily in common stocks    AEFC, investment adviser.
                                                         of foreign issuers and
                                                         foreign securities
                                                         convertible into common
                                                         stock. Other investments
                                                         may include certain
                                                         international bonds if
                                                         the portfolio manager
                                                         believes they have
                                                         greater potential for
                                                         capital appreciation than
                                                         equities.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
X                   IDS Life Series Fund - Managed       Objective: to maximize total          IDS Life, investment manager;
                    Portfolio                            investment return through a           AEFC, investment adviser.
                                                         combination of capital
                                                         appreciation and current
                                                         income. If the investment
                                                         manager believes the
                                                         stock market will be
                                                         moving higher, it can
                                                         emphasize stocks that
                                                         offer potential for
                                                         appreciation. At other
                                                         times, the manager may
                                                         increase the portfolio's
                                                         holdings in bonds and
                                                         money-market securities
                                                         providing high current
                                                         income.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
W                   IDS Life Series Fund -  Money        Objective: to provide maximum         IDS Life, investment manager;
                    Market Portfolio                     current income consistent with        AEFC, investment adviser.
                                                         liquidity and
                                                         conservation of capital.
                                                         Invests in relatively
                                                         short-term money market
                                                         securities, such as
                                                         marketable debt
                                                         securities issued or
                                                         guaranteed as to
                                                         principal and interest by
                                                         the U.S. government or
                                                         its agencies or
                                                         instrumentalities, bank
                                                         certificates of deposit,
                                                         bankers' acceptances,
                                                         letters of credit and
                                                         high-grade commercial
                                                         paper.
------------------  ----------------------------------  ------------------------------------  -----------------------------------
FBC                 AXP-Registered Trademark-           Objective: long-term total return     IDS Life, investment manager;
                    Variable Portfolio -  Blue Chip     exceeding that of the U.S. stock      AEFC, investment adviser.
                    Advantage Fund                      market. Invests primarily in
                                                        common stocks of companies
                                                        included in the unmanaged S&P 500
                                                        Index.
------------------  ----------------------------------  ------------------------------------  -----------------------------------
FBD                 AXP-Registered Trademark-           Objective: high level of current      IDS Life, investment manager;
                    Variable Portfolio - Bond Fund      income while conserving the value     AEFC, investment adviser.
                                                        of the investment and
                                                        continuing a high level
                                                        of income for the longest
                                                        time period. Invests
                                                        primarily in bonds and
                                                        other debt obligations.
------------------  ----------------------------------  -----------------------------------  -----------------------------------
FCR                 AXP-Registered Trademark-           Objective: capital appreciation.     IDS Life, investment manager;
                    Variable Portfolio - Capital        Invests primarily in U.S. common     AEFC, investment adviser.
                    Resource Fund                       stocks and other securities
                                                        convertible into common stocks.
------------------  ----------------------------------  -----------------------------------  -----------------------------------
FCM                 AXP-Registered Trademark-           Objective: maximum current income    IDS Life, investment manager;
                    Variable Portfolio -  Cash          consistent with liquidity and        AEFC, investment adviser.
                    Management Fund                     stability of principal. Invests in
                                                        money market securities.
------------------  ----------------------------------  -----------------------------------  -----------------------------------
FDE                 AXP-Registered Trademark-           Objective: high level of current     IDS Life, investment manager;
                    Variable Portfolio - Diversified    income and, as a secondary goal,     AEFC, investment adviser
                    Equity  Income Fund                 steady growth of capital. Invests
                                                        primarily in dividend-paying
                                                        common and preferred stocks.
------------------  ----------------------------------  -----------------------------------  -----------------------------------

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1 , 2001 7


------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FEM                 AXP-Registered Trademark-            Objective: long-term capital          IDS Life, investment manager;
                    Variable Portfolio - Emerging        growth. Invests primarily in          AEFC, investment adviser;
                    Markets Fund                         equity securities of companies in     American Express Asset Management
                                                         emerging markets.                     International, Inc.,  a
                                                                                               wholly-owned subsidiary of AEFC,
                                                                                               is the sub-investment adviser.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FEX                 AXP-Registered Trademark-            Objective: high current income,       IDS Life, investment manager;
                    Variable Portfolio - Extra Income    with capital growth as a secondary    AEFC, investment adviser.
                    Fund                                 objective. Invests primarily in
                                                         long-term, high-yielding,
                                                         high-risk corporate bonds issued
                                                         by U.S. and foreign companies and
                                                         governments.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FFI                 AXP-Registered Trademark-            Objective: high level of current      IDS Life, investment manager;
                    Variable Portfolio - Federal         income and safety of principal        AEFC, investment adviser.
                    Income Fund                          consistent with an investment in
                                                         U.S. government and government
                                                         agency securities. Invests
                                                         primarily in debt obligations
                                                         issued or guaranteed as to
                                                         principal and interest by the U.S.
                                                         government, its agencies or
                                                         instrumentalities.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FGB                 AXP-Registered Trademark-            Objective: high total return          IDS Life, investment manager;
                    Variable Portfolio - Global Bond     through income and growth of          AEFC, investment adviser.
                    Fund                                 capital. Non-diversified mutual
                                                         fund that invests primarily in
                                                         debt securities of U.S. and
                                                         foreign issuers.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FGR                 AXP-Registered Trademark-            Objective: long-term capital          IDS Life, investment manager;
                    Variable Portfolio - Growth Fund     growth. Invests primarily in          AEFC, investment adviser.
                                                         common stocks and
                                                         securities convertible
                                                         into common stocks that
                                                         appear to offer growth
                                                         opportunities.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIE                 AXP-Registered Trademark-            Objective: capital appreciation.      IDS Life, investment manager;
                    Variable Portfolio -                 Invests primarily in stocks or        AEFC, investment adviser.
                    International Fund                   convertible securities of foreign     American Express Asset Management
                                                         issuers that offer growth             International, Inc.,  a
                                                         potential.                            wholly-owned subsidiary of AEFC,
                                                                                               is the sub-investment adviser.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FMF                 AXP-Registered Trademark-            Objective: maximum total              IDS Life, investment manager;
                    Variable Portfolio - Managed Fund    investment return through a           AEFC, investment adviser.
                                                         combination of capital
                                                         growth and current
                                                         income. Invests primarily
                                                         in a combination of
                                                         common and preferred
                                                         stocks, convertible
                                                         securities, bonds and
                                                         other debt securities.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FND                 AXP-Registered Trademark-            Objective: long-term growth of        IDS Life, investment manager;
                    Variable Portfolio -  New            capital.  Invests primarily in        AEFC, investment adviser.
                    Dimensions Fund-Registered           common stocks of U.S.  and foreign
                    Trademark-                           companies showing potential for
                                                         significant growth.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIV                 AXP-Registered Trademark-            Objective: long-term capital          IDS Life, investment manager;
                    Variable Portfolio -  S&P 500        appreciation. Invests primarily in    AEFC, investment adviser.
                    Index Fund                           securities that are expected to
                                                         provide investment results that
                                                         correspond to the performance of
                                                         the S&P 500 Index.
------------------  -----------------------------------  ------------------------------------  -----------------------------------

-------------------------------------------------------------------------------
8 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE



------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSM                 AXP-Registered Trademark-            Objective: long-term capital          IDS Life, investment manager;
                    Variable Portfolio - Small Cap       growth. Invests primarily in          AEFC, investment adviser; Kenwood
                    Advantage Fund                       equity stocks of small companies      Capital Management LLC,
                                                         that are often included in the S&P    sub-investment adviser.
                                                         SmallCap 600 Index or the Russell
                                                         2000 Index.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSA                 AXP-Registered Trademark-            Objective: capital appreciation.      IDS Life, investment manager;
                    Variable Portfolio - Strategy        Invests primarily in common stocks    AEFC, investment adviser.
                    Aggressive Fund                      of small- and medium-size
                                                         companies.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FCA                 AIM V.I. Capital  Appreciation       Objective: growth of capital.         A I M Advisors, Inc.
                    Fund                                 Invests principally in common
                                                         stocks of companies likely to
                                                         benefit from new or innovative
                                                         products, services or processes as
                                                         well as those with above-average
                                                         growth and excellent prospects for
                                                         future growth.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FCD                 AIM V.I. Capital  Development Fund   Objective: long term growth of        A I M Advisors, Inc.
                                                         capital. Invests primarily in
                                                         common stocks of companies likely
                                                         to benefit from new or innovative
                                                         products, services or processes as
                                                         well as those with above-average
                                                         growth and excellent prospects for
                                                         future growth.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FGI                 AIM V.I. Growth and  Income Fund     Objective: growth of capital with     A I M Advisors Inc.
                                                         current income a secondary
                                                         objective. Invests at least 65% of
                                                         its net assets in established
                                                         companies that have long-term
                                                         above average growth in earnings
                                                         and dividends and growth companies
                                                         that are believed to have the
                                                         potential for above-average growth
                                                         in earnings and dividends.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIR                 American Century  VP International   Objective: long term capital          American Century Investment
                                                         growth. Invests primarily in          Management, Inc.
                                                         stocks of growing foreign
                                                         companies.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FVL                 American Century  VP Value           Objective: long-term capital          American Century Investment
                                                         growth, with income as a secondary    Management, Inc.
                                                         objective. Invests primarily in
                                                         stocks of companies that
                                                         management believes to be
                                                         undervalued at the time of
                                                         purchase.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSB                 Calvert Variable Series, Inc.        Objective: income and capital         Calvert Asset Management Company,
                    Social Balanced Portfolio            growth. Invests primarily in          Inc. (CAMCO), investment adviser.
                                                         stocks, bonds and money market        NCM Capital Management Group,
                                                         instruments which offer income and    Inc. is the investment
                                                         capital growth opportunity and        sub-adviser.
                                                         which satisfy the investment and
                                                         social criteria.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FEG                 Credit Suisse Warburg Pincus         Objective: maximum capital            Credit Suisse Asset  Management,
                    Trust - Emerging Growth Portfolio    appreciation. Invests in U.S.         LLC
                    (previously Warburg Pincus Trust     equity securities of
                    - Emerging Growth Portfolio)         emerging-growth companies with
                                                         growth characteristics such as
                                                         positive earnings and potential
                                                         for accelerated growth.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSC                 Credit Suisse Warburg Pincus         Objective: capital growth. Invests    Credit Suisse Asset  Management,
                    Trust - Small Company Growth         in equity securities of small U.S.    LLC
                    Portfolio (previously Warburg        companies which are developing or
                    Pincus Trust - Small Company         older companies in a growth stage
                    Growth Portfolio)                    or are providing products or
                                                         services with a high unit volume
                                                         growth rate.
------------------  -----------------------------------  ------------------------------------  -----------------------------------

-------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 9



------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FGC                 Fidelity VIP III Growth & Income     Objective: high total return          Fidelity Management & Research
                    Portfolio  (Service Class)           through a combination of current      Company (FMR), investment
                                                         income and capital appreciation.      manager; FMR U.K. and FMR Far
                                                         Invests primarily in common stocks    East, sub-investment advisers.
                                                         with a focus on those that pay
                                                         current dividends and show
                                                         potential for capital appreciation.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FMP                 Fidelity VIP III Mid Cap             Objective: long-term growth of        FMR, investment manager;  FMR
                    Portfolio (Service Class)            capital. Invests primarily in         U.K. and FMR Far East,
                                                         medium market capitalization          sub-investment advisers.
                                                         common stocks.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FOS                 Fidelity VIP Overseas Portfolio      Objective: long-term growth of        FMR, investment manager;  FMR
                    (Service Class)                      capital. Invests primarily in         U.K., FMR Far East, Fidelity
                                                         common stocks of foreign              International Investment Advisors
                                                         securities.                           (FIIA) and FIIA U.K.,
                                                                                               sub-investment advisers.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FRE                 FTVIPT Franklin Real Estate Fund     Objective: capital appreciation       Franklin Advisers, Inc.
                    - Class 2                            with a secondary goal to earn
                                                         current income. Invests
                                                         primarily in equity
                                                         securities of companies
                                                         operating in the real
                                                         estate industry,
                                                         primarily equity real
                                                         estate investment trusts
                                                         (REITS).
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSV                 FTVIPT Franklin Value Securities     Objective: long-term total return.    Franklin Advisory Services, LLC
                    Fund - Class 2                       Invests primarily in equity
                                                         securities of companies
                                                         the manager believes are
                                                         selling substantially
                                                         below the underlying
                                                         value or their private
                                                         market value.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIF                 FTVIPT Templeton International       Objective: long-term capital          Templeton Investment  Counsel, LLC
                    Securities  Fund - Class 2           growth. Invests primarily in
                                                         equity securities of companies
                                                         located outside the U.S.,
                                                         including those in emerging
                                                         markets.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIS                 FTVIPT Templeton International       Objective: long-term capital          Templeton Investment  Counsel, LLC
                    Smaller Companies Fund - Class 2     appreciation. Invests primarily in
                                                         equity securities of smaller
                                                         companies located outside the
                                                         U.S., including those in emerging
                                                         markets.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSE                 Goldman Sachs VIT CORE-SM- Small     Objective: seeks long-term growth     Goldman Sachs Asset Management
                    Cap Equity Fund                      of capital. Invests primarily in a
                                                         broadly diversified portfolio of
                                                         equity securities of U.S. issuers
                                                         which are included in the Russell
                                                         2000 Index at the time of
                                                         investment.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FUE                 Goldman Sachs VIT CORE-SM- U.S.      Objective: seeks long-term growth     Goldman Sachs Asset Management
                    Equity Fund                          of capital and dividend income.
                                                         Invests primarily in a
                                                         broadly diversified
                                                         portfolio of large-cap
                                                         and blue chip equity
                                                         securities representing
                                                         all major sectors of the
                                                         U.S. economy.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FMC                 Goldman Sachs VIT Mid Cap Value      Objective: seeks long-term capital    Goldman Sachs Asset Management
                    Fund                                 appreciation. Invests primarily in
                                                         mid-capitalization
                                                         companies within the
                                                         range of the market
                                                         capitalization of
                                                         companies constituting
                                                         the Russell Midcap Value
                                                         Index at the time of
                                                         investment.
------------------  -----------------------------------  ------------------------------------  -----------------------------------

-------------------------------------------------------------------------------
10 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE



------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FAG                 Janus Aspen Series Aggressive        Objective: long-term growth of        Janus Capital
                    Growth Portfolio:  Service Shares    capital.  Non-diversified mutual
                                                         fund that invests
                                                         primarily in common
                                                         stocks selected for their
                                                         growth potential and
                                                         normally invests at least
                                                         50% of its equity assets
                                                         in medium-sized
                                                         companies.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FGT                 Janus Aspen Series Global            Objective: long-term growth of        Janus Capital
                    Technology Portfolio:  Service       capital.  Non-diversified mutual
                    Shares                               fund that invests primarily in
                                                         equity securities of U.S.
                                                         and foreign companies
                                                         selected for their growth
                                                         potential. Normally
                                                         invests at least 65% of
                                                         total assets in
                                                         securities of companies
                                                         that the portfolio
                                                         manager believes will
                                                         benefit significantly
                                                         from advancements or
                                                         improvements in
                                                         technology.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIG                 Janus Aspen Series International     Objective: long-term growth of        Janus Capital
                    Growth Portfolio: Service Shares     capital. Invests at least 65%of
                                                         its total assets in
                                                         securities of issuers
                                                         from at least five
                                                         different countries,
                                                         excluding the U.S. It may
                                                         at times invest all of
                                                         its assets in fewer than
                                                         five countries or even a
                                                         single country.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIP                 Lazard Retirement International      Objective: long-term capital          Lazard Asset Management
                    Equity Portfolio                     appreciation. Invests primarily in
                                                         equity securities,
                                                         principally common stocks
                                                         of relatively large
                                                         non-U.S. companies with
                                                         market capitalizations in
                                                         the range of the Morgan
                                                         Stanley Capital
                                                         International (MSCI)
                                                         Europe, Australia and Far
                                                         East (EAFE-Registered
                                                         Trademark-) Index that
                                                         the Investment Manager
                                                         believes are undervalued
                                                         based on their earnings,
                                                         cash flow or asset
                                                         values.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FGW                 MFS-Registered Trademark-            Objective: long-term growth of        MFS Investment
                    Investors Growth Stock Series -      capital and future income. Invests    Management-Registered Trademark-
                    Service Class (previously            at least 80% of its total assets
                    MFS-Registered Trademark-  Growth    in common stocks and related
                    Series)                              securities of companies which MFS
                                                         believes offer better than average
                                                         prospects for long-term growth.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FDS                 MFS-Registered Trademark- New        Objective: capital appreciation.      MFS Investment
                    Discovery Series - Service Class     Invests primarily in equity           Management-Registered Trademark-
                                                         securities of emerging growth
                                                         companies.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FPH                 Putnam VT High Yield Fund - Class    Objective: seeks high current         Putnam Investment  Management, LLC
                    IB Shares                            income. Capital growth is a
                                                         secondary goal when
                                                         consistent with achieving
                                                         high current income.
                                                         Invests mainly in U.S.
                                                         corporate bonds rated
                                                         below investment grade
                                                         (junk bonds) and that
                                                         have intermediate to
                                                         longer-term maturities
                                                         (three years or longer).
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIN                 Putnam VT International  New         Objective: long-term capital          Putnam Investment  Management, LLC
                    Opportunities Fund -  Class IB       appreciation by investing in
                    Shares                               companies outside of the U.S. that
                                                         Putnam Investment
                                                         Management, LLC (Putnam
                                                         Management) believes are
                                                         fast growing and whose
                                                         earnings are likely to
                                                         increase over time.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FNO                 Putnam VT New Opportunities Fund     Objective: long term capital          Putnam Investment  Management, LLC
                    - Class IA Shares                    appreciation. Invests mainly in
                                                         common stocks of U.S. companies
                                                         within sectors that Putnam
                                                         Management believes to have high
                                                         growth potential.
------------------  -----------------------------------  ------------------------------------  -----------------------------------

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 11



------------------  -----------------------------------  ------------------------------------  -----------------------------------
SUBACCOUNT          INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES    INVESTMENT ADVISER OR MANAGER
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FVS                 Putnam VT Vista Fund -  Class IB     Objective: capital appreciation.      Putnam Investment  Management, LLC
                    Shares                               Invests mainly in common stocks of
                                                         mid-sized U.S. companies with a
                                                         focus on growth stocks.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FMI                 Royce Micro-Cap Portfolio            Objective: long-term growth of        Royce & Associates, Inc.
                                                         capital. Invests primarily in a
                                                         broadly diversified portfolio of
                                                         equity securities issued by
                                                         micro-cap companies (companies
                                                         with stock market capitalizations
                                                         below $300 million).
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FVA                 Third Avenue Value Portfolio         Objective: long-term capital          EQSF Advisers, Inc.
                                                         appreciation. Invests primarily in
                                                         common stocks of well-financed
                                                         companies at a substantial
                                                         discount to what the Adviser
                                                         believes is their true value.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FIC                 Wanger International  Small Cap      Objective: long-term growth of        Liberty Wanger Asset Management,
                                                         capital. Invests primarily in         L.P.
                                                         stocks of small- and medium-size
                                                         non-U.S. companies with
                                                         capitalizations of less than $2
                                                         billion.
------------------  -----------------------------------  ------------------------------------  -----------------------------------
FSP                 Wanger U.S. Small Cap                Objective: long-term growth of        Liberty Wanger Asset Management,
                                                         capital. Invests primarily in         L.P.
                                                         stocks of small- and medium-size
                                                         U.S. companies with
                                                         capitalizations of less than $2
                                                         billion.
------------------  -----------------------------------  ------------------------------------  -----------------------------------


FUND OBJECTIVES



A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.


The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

-------------------------------------------------------------------------------
12 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.


Average Annual Total Return for Period ending Dec. 31, 2000

                                                                                                                  10 YEARS OR SINCE
FUND                                                                      1 YEAR         3 YEARS        5 YEARS      COMMENCEMENT

IDS Life Series Fund, Inc. -

      Equity Portfolio (1/86)(1)                                           (24.67%)       14.11%         16.63%         19.79%

      Equity Income Portfolio (6/99)(1)                                      0.37         --             --             (1.26)

      Government Securities Portfolio (1/86)(1)                             12.09          6.00           5.59           7.46

      Income Portfolio (1/86)(1)                                             6.72          4.18           4.80           7.84

      International Equity Portfolio (10/94)(1)                            (24.08)         8.13          10.70          14.29

      Managed Portfolio (1/86)(1)                                          (13.89)         7.08          10.64          13.25

      Money Market Portfolio (1/86)(1)
      (6.13% Simple, 6.31% Compound)(2)                                      6.00          5.26           5.16           4.62

AXP-Registered Trademark- Variable Portfolio -

      Blue Chip Advantage Fund (9/99)(1)                                   (10.48)        --             --              1.25

      Bond Fund (10/81)(1)                                                   5.41          2.86           4.59           8.15

      Capital Resource Fund (10/81)(1)                                     (17.46)         8.23          11.13          13.23

      Cash Management Fund (10/81)(1)
      (5.97% Simple, 6.15% Compound)(2)                                      5.83          5.23           5.18           4.69

      Diversified Equity Income Fund (9/99)(1)                              (0.78)        --             --              3.03

      Emerging Markets Fund (5/00)(1)                                       --            --             --            (26.55)(3)

      Extra Income Fund (5/96)(1)                                           (9.31)        (2.71)         --              2.15

      Federal Income Fund (9/99)(1)                                          8.47         --             --              6.86

      Global Bond Fund (5/96)(1)                                             3.24          2.17          --              3.90

      Growth Fund (9/99)(1)                                                (19.30)        --             --             (2.28)

      International Fund (1/92)(1)                                         (24.93)         8.18           7.24           8.25

      Managed Fund (4/86)(1)                                                (2.31)         9.12          12.52          12.85

      New Dimensions Fund-Registered Trademark- (5/96)(1)                   (9.08)        15.58          --             17.75

      S&P 500 Index Fund (5/00)(1)                                          --            --             --             (9.84)(3)

      Small Cap Advantage Fund (9/99)(1)                                     4.16         --             --             13.69

      Strategy Aggressive Fund (1/92)(1)                                   (19.04)        12.42          13.17          12.31

AIM V.I.

      Capital Appreciation Fund (5/93)(1)                                  (10.91)        15.41          15.45          17.37

      Capital Development Fund (5/98)(1)                                     9.25         --             --             10.48

      Growth and Income Fund (5/94)(1)                                     (14.56)        13.56          17.17          17.66

American Century VP

      International (5/94)(1)                                              (16.83)        17.49          17.07          13.64

      Value (5/96)(1)                                                       18.14          7.09          --             12.59

Calvert Variable Series, Inc.

      Social Balanced Portfolio (9/86)(1)                                   (3.13)         8.12          11.32          11.24

Credit Suisse Warburg Pincus Trust

      Emerging Growth Portfolio (9/99)(1)
      (previously Warburg Pincus Trust - Emerging Growth Portfolio)         (1.53)           --            --           22.24

      Small Company Growth Portfolio (6/95)(1)
      (previously Warburg Pincus Trust - Small Company Growth Portfolio)   (18.11)        10.39          12.12          15.54

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 13


                                                                                                                   10 YEARS OR SINCE
FUND                                                                      1 YEAR         3 YEARS        5 YEARS       COMMENCEMENT
Fidelity VIP

      III Growth & Income Portfolio (Service Class) (12/96)(1)              (3.69%)      --%            --%             14.98%

      III Mid Cap Portfolio (Service Class) (12/98)(1)                      33.54         10.73          --             42.92

      Overseas Portfolio (Service Class) (1/87)(1)                         (19.18)         9.07          10.37           9.24

FTVIPT

      Franklin Real Estate Fund - Class 2 (1/89)(1),(4)                     31.59          0.83          10.44          13.47

      Franklin Value Securities Fund - Class 2 (5/98)(1),(4)                25.02         --             --             (0.47)

      Templeton International Securities Fund - Class 2 (5/92)(1),(5)       (2.38)         9.48          13.11          13.06

      Templeton International Smaller Companies Fund -
        Class 2 (5/96)(1),(4)                                               (1.24)         2.39          --              3.79

Goldman Sachs VIT

      CORE-SM- Small Cap Equity Fund (2/98)(1),(6)                           1.75         --             --              2.86

      CORE-SM- U.S. Equity Fund (2/98)(1),(6)                               (9.59)        --             --              9.20

      Mid Cap Value Fund (5/98)(1)                                          30.97         --             --              4.41

Janus Aspen Series

      Aggressive Growth Portfolio: Service Shares (9/93)(1),(7)            (31.78)        26.89          19.89          22.16

      Global Technology Portfolio: Service Shares (1/00)(1),(7)             --            --             --            (34.11)(3)

      International Growth Portfolio: Service Shares (5/94)(1),(7)         (16.14)        20.73          23.00          20.32

Lazard Retirement Series

      International Equity Portfolio (9/98)(1)                              (9.62)                                       9.36

MFS-Registered Trademark-

      Investors Growth Stock Series - Service Class (previously
      MFS-Registered Trademark- Growth Series) (5/99)(1),(8)                (6.24)       --              --             17.77

      New Discovery Series - Service Class (5/98)(1),(8)                    (2.05)        --             --             22.96

Putnam Variable Trust

      Putnam VT High Yield Fund - Class IB Shares (2/88)(1),(9)             (8.51)        (3.07)          3.22          10.87

      Putnam VT International New Opportunities Fund -
      Class IB Shares (1/97)(1),(9)                                        (38.67)        12.83             --           9.42

      Putnam VT New Opportunities Fund - Class IA Shares (5/94)(1)         (26.09)        15.90          16.16          19.68

      Putnam VT Vista Fund - Class IB Shares (1/97)(1),(9)                  (4.09)        20.47          --             21.17

Royce

      Micro-Cap Portfolio (12/96)(1)                                        18.55         16.49          --             17.65

Third Avenue

      Value Portfolio (9/99)(1)                                             40.52         --             --             52.32

Wanger

      International Small Cap (5/95)(1)                                    (27.84)        23.86          19.84          23.62

      U.S. Small Cap (5/95)(1)                                              (8.16)         7.67          18.82          19.52

(1) (Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since the commencement date of the fund.

(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense which also affects all future performance.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(6) CORE-SM- is a service mark of Goldman, Sachs & Co.

(7) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(8) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(9) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.

-------------------------------------------------------------------------------
14 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

RATES OF RETURN OF SUBACCOUNTS: Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. We show actual performance from the date the subaccounts began investing in the funds. Although we base performance figures on historical earnings, past performance does not guarantee future results.


Average Annual Total Return For Period Ending Dec. 31, 2000


                                                                 PERFORMANCE SINCE                                 PERFORMANCE SINCE
                                                            COMMENCEMENT OF THE SUBACCOUNT                  COMMENCEMENT OF THE FUND
                                                                                     SINCE                                    SINCE
SUBACCOUNT   INVESTING IN                             1 YEAR  5 YEARS  10 YEARS  COMMENCEMENT  1 YEAR 5 YEARS 10 YEARS  COMMENCEMENT

      IDS Life Series Fund, Inc. -

U       Equity Portfolio (6/87; 1/86)(1)               (25.35%)  15.59%   18.72%    13.84%     (25.35%)  15.59%  18.72%     --%

FEI     Equity Income Portfolio (6/99; 6/99)(1)         (0.53)    --        --      (2.14)      (0.53)    --      --       (2.14)

Y       Government Securities
        Portfolio (6/87; 1/86)(1)                       11.10     4.65     6.50      6.59       11.10     4.65    6.50      --

V       Income Portfolio (6/87; 1/86)(1)                 5.77     3.86     6.88      6.66        5.77     3.86    6.88      --

IL      International Equity
        Portfolio (10/94; 10/94)(1)                    (24.76)    9.75     --       13.27      (24.76)    9.75    --       13.27

X       Managed Portfolio (6/87; 1/86)(1)              (14.66)    9.65    12.23     11.25      (14.66)    9.65   12.23      --

W       Money Market Portfolio (6/87; 1/86)(1)
        (6.13% Simple, 6.31% Compound)(2)                5.04     4.21     3.70      4.42        5.04     4.21    3.70      --

      AXP-Registered Trademark- Variable Portfolio -

FBC     Blue Chip Advantage Fund (5/00; 9/99)(1)         --       --       --      (10.73)(3)  (11.28)    --      --        0.35

FBD     Bond Fund (5/00; 10/81)(1)                       --       --       --        7.39(3)     4.51     3.92    7.33      9.36

FCR     Capital Resource Fund (5/00; 10/81)(1)           --       --       --      (14.97)(3)  (18.20)   10.14   12.22     12.91

FCM     Cash Management Fund (5/00; 10/81)(1)
        (5.97% Simple, 6.15% Compound)(2)                --       --       --        3.20(3)     4.93     4.25    3.68      5.54

FDE     Diversified Equity Income Fund (5/00; 9/99)(1)   --       --       --       (1.35)(3)   (1.67)    --      --        2.11

FEM     Emerging Markets Fund (5/00; 5/00)(1)            --       --       --      (22.46)(3)    --       --      --      (26.98)(4)

FEX     Extra Income Fund (5/00; 5/96)(1)                --       --       --       (7.31)(3)  (10.14)    --      --        1.23

FFI     Federal Income Fund (5/00; 9/99)(1)              --       --       --        7.31(3)     7.51     --      --        5.97

FGB     Global Bond Fund (5/00; 5/96)(1)                 --       --       --        7.08(3)     2.33     --      --        2.97

FGR     Growth Fund (5/00; 9/99)(1)                      --       --       --      (22.97)(3)  (20.02)    --      --       (3.15)

FIE     International Fund (5/00; 1/92)(1)               --       --       --      (14.06)(3)  (25.60)    6.38    --        7.33

FMF     Managed Fund (5/00; 4/86)(1)                     --       --       --       (4.07)(3)   (3.17)   11.67   11.90     10.79

FND     New Dimensions Fund
        -Registered Trademark- (11/99; 5/96)(1)        (9.89)     --       --        3.96       (9.89)    --      --       16.70

FIV     S&P 500 Index Fund (5/00; 5/00)(1)               --       --       --       (9.37)(3)    --       --      --      (10.37)(4)

FSM     Small Cap Advantage Fund (5/00; 9/99)(1)         --       --       --       (0.38)(3)    3.24     --      --       12.68

FSA     Strategy Aggressive Fund (5/00; 1/92)(1)         --       --       --      (13.30)(3)  (19.76)   12.20    --       11.33
      AIM V.I.

FCA     Capital Appreciation Fund (5/00; 5/93)(1)        --       --       --      (12.30)(3)  (11.71)   14.43    --       16.32

FCD     Capital Development Fund (5/00; 5/98)(1)         --       --       --        0.22(3)     8.33     --      --        9.48

FGI     Growth and Income Fund (11/96; 5/94)(1)        (15.32)    --       --       15.06      (15.32)   16.12    --       16.60
      American Century VP

FIR     International (5/00; 5/94)(1)                    --       --       --       (9.33)(3)  (17.57)   14.05    --       11.17

FVL     Value (5/99; 5/96)(1)                           17.09     --       --        2.01       17.09     --      --       11.57

      Calvert Variable Series, Inc.

FSB     Social Balanced Portfolio (5/00; 9/86)(1)        --       --       --       (2.92)(3)   (4.09)   10.30   10.23      9.56

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 15


                                                               PERFORMANCE SINCE                                   PERFORMANCE SINCE
                                                         COMMENCEMENT OF THE SUBACCOUNT                     COMMENCEMENT OF THE FUND
                                                                                      SINCE                             SINCE
SUBACCOUNT   INVESTING IN                              1 YEAR  5 YEARS  10 YEARS  COMMENCEMENT  1 YEAR 5 YEARS 10 YEARS COMMENCEMENT

      Credit Suisse Warburg Pincus Trust

FEG     Emerging Growth Portfolio (5/00; 9/99)(1)
        (previously Warburg Pincus Trust -

        Emerging Growth Portfolio)                       --%      --%      --%     (2.08%)(3)   (2.41%)   --%     --%      21.26%

FSC     Small Company Growth Portfolio
        (5/99; 6/95)(1)
        (previously Warburg Pincus Trust -

        Small Company Growth Portfolio)                (18.84)    --       --       22.37       (18.84)  11.12   --        14.53

      Fidelity VIP

FGC     III Growth & Income Portfolio
        (Service Class) (5/00; 12/96)(1)                 --       --       --       (0.89)(3)   (4.56)    --      --       14.25

FMP     III Mid Cap Portfolio
        (Service Class) (5/00; 12/98)(1)                 --       --       --       17.72(3)    32.50     --      --       41.80

FOS     Overseas Portfolio
        (Service Class) (5/00; 1/87)(1)                  --       --       --      (11.76)(3)  (19.88)    9.38    8.27      7.34

      FTVIPT

FRE     Franklin Real Estate Fund -
        Class 2 (5/00; 1/89)(1),(5)                      --       --       --       15.78(3)    30.41     9.46   12.46      9.43

FSV     Franklin Value Securities Fund -
        Class 2 (5/00; 5/98)(1),(5)                      --       --       --       13.55(3)    23.90     --      --       (1.37)

FIF     Templeton International Securities Fund -
        Class 2 (5/99; 5/92)(1),(6)                     (3.25)    --       --        4.76        (3.25)   12.10   --       12.06

FIS     Templeton International Smaller
        Companies Fund - Class 2 (5/00; 5/96)(1),(5)     --       --       --       (2.38)(3)   (2.12)    --      --        2.88

      Goldman Sachs VIT

FSE     CORE-SM- Small Cap Equity Fund
        (5/00; 2/98)(1),(7)                              --       --       --        1.56(3)     0.84     --      --        1.91

FUE     CORE-SM- U.S. Equity Fund (5/00; 2/98)(1),(7)    --       --       --        9.34)(3)  (10.42)    --      --        8.20

FMC     Mid Cap Value Fund (5/00; 5/98)(1)               --       --       --       19.81(3)    29.91     --      --        3.44

      Janus Aspen Series

FAG     Aggressive Growth Portfolio:
        Service Shares (5/00; 9/93)(1),(8)               --       --       --      (24.84)(3)  (32.39)   18.83    --       21.08

FGT     Global Technology Portfolio:
        Service Shares (5/00; 1/00)(1),(8)               --       --       --      (28.08)(3)    --       --      --      (34.68)(4)

FIG     International Growth Portfolio:
        Service Shares (5/00; 5/94)(1),(8)               --       --       --      (16.41)(3)  (16.89)   22.02    --       19.50

      Lazard Retirement Series

FIP     International Equity Portfolio (5/00; 9/98)(1)   --       --       --       (3.82)(3)   (10.40)   --      --        8.42

      MFS-Registered Trademark-

FGW     Investors Growth Stock Series -
        Service Class (previously MFS-Registered
        Trademark-Growth Series) (5/00; 5/99)(1),(9)     --       --       --       (7.67)(3)   (7.15)    --      --       16.67

FDS     New Discovery Series -
        Service Class (5/00; 5/98)(1),(9)                --       --       --       (3.36)(3)   (2.98)    --      --       21.82


-------------------------------------------------------------------------------
16 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE


                                                               PERFORMANCE SINCE                                 PERFORMANCE SINCE
                                                         COMMENCEMENT OF THE SUBACCOUNT                     COMMENCEMENT OF THE FUND
                                                                                    SINCE                                 SINCE
SUBACCOUNT   INVESTING IN                              1 YEAR  5 YEARS  10 YEARS COMMENCEMENT    1 YEAR 5 YEARS 10 YEAR COMMENCEMENT
      Putnam Variable Trust

FPH     Putnam VT High Yield -
        Class IB Shares (5/99; 2/88)(1),(10)            (9.33%)   --%      --%     (6.00%)      (9.33%)   2.29%   9.88%     6.83%

FIN     Putnam VT International New Opportunities
        Fund - Class IB Shares (5/00; 1/97)(1),(10)      --       --      --       (28.00)(3)  (39.21)    --      --        8.43

FNO     Putnam VT New Opportunities Fund -
        Class IA Shares (11/96; 5/94)(1)               (26.75)    --      --        15.52      (26.75)   15.12    --       18.62

FVS     Putnam VT Vista Fund -
        Class IB Shares (5/00; 1/97)(1),(10)             --       --      --        (9.47)(3)   (4.94)    --      --       20.13

      Royce

FMI     Micro-Cap Portfolio (5/00; 12/96)(1)             --       --      --        14.70(3)    17.49     --      --       16.59
      Third Avenue

FVA     Value Portfolio (5/00; 9/99)(1)                  --       --      --        26.20(3)    39.25     --      --       37.80
      Wanger

FIC     International Small Cap (5/00; 5/95)(1)          --       --      --       (25.86)(3)  (28.59)   18.75    --       22.52

FSP     U.S. Small Cap (5/00; 5/95)(1)                   --       --      --         5.68(3)    (8.98)   17.73    --       18.45

(1)(Commencement date of the subaccount; Commencement date of the fund.)
(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.
(3) Cumulative return (not annualized) since commencement date of the subaccount.
(4) Cumulative return (not annualized) since commencement date of the fund.
(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects all future performance.
(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to the May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.
(7) CORE-SM- is a service mark of Goldman, Sachs & Co.
(8) The returns shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations).
(9) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.
(10) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 17

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.


Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life. IDS Life bears the full investment risk for amounts allocated to the fixed account. IDS Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life policies, product design, competition and IDS Life's revenues and expenses.


We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

-   select a specified amount of insurance;
-   select a death benefit option;
-   designate a beneficiary; and
- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. Your application may be declined if we determine the individual is not insurable and we will return any premiums you have paid.

AGE LIMIT: In addition, IDS Life generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

INCONTESTABILITY: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of both insureds for two years from the policy date, IDS Life's home office cannot contest the policy.

-------------------------------------------------------------------------------
18 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life's home office or your financial advisor with a written request for cancellation, by the latest of:

- the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or

-   the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE EARLY POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE REQUIRES THAT YOU PAY THE MINIMUM INITIAL PREMIUMS.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval. We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-85, DBG-100 or the minimum initial premium period remain in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are satisfied to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 85 (or 15 policy years, if later) regardless of investment performance, you should pay at least the DBG-85 premiums.

If you wish to pay yet a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 19

DEATH BENEFIT GUARANTEE TO AGE 85

The DBG-85 provides that your policy will remain in force until the youngest insured reaches attained insurance age 85 (or 15 policy years, if later) even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-85 will remain in effect, as long as:

-   the sum of premiums paid; minus
-   partial surrenders minus
-   outstanding indebtedness; equals or exceeds
-   the DBG-85 premiums due since the policy date.

The DBG-85 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-85 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-85 will terminate. Your policy will also lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-85 cannot be reinstated. The DBG-85 is not available in Maryland and Massachusetts.

DEATH BENEFIT GUARANTEE TO AGE 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

-   the sum of premiums paid; minus
-   partial surrenders minus
-   outstanding indebtedness; equals or exceeds
-   the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If you have paid sufficient premiums, the DBG-85 will be in effect. If the DBG-85 and the DBG-100 are not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated. The DBG-100 is not available in Maryland and Massachusetts.

MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is:

-   4 years if the youngest insured's insurance age is 20-29
-   3 years if the youngest insured's insurance age is 30-39
-   2 years if the youngest insured's insurance age is 40-49
-   1 year if the youngest insured's insurance age is 50 and over

GRACE PERIOD

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments.

-------------------------------------------------------------------------------
20 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

-   a written request;
- evidence satisfactory to IDS Life that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;
- payment of a premium that will keep the policy in force for at least three months (one month in Virginia);
- payment of the monthly deductions that were not collected during the grace period; and
-   payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life accepts your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Tennessee, Utah and Virginia). Surrender charges will also be reinstated.

IDS Life will have two years from the effective date of reinstatement (except in Virginia) to contest the truth of statements or representations in the reinstatement application.

LOADS, FEES AND CHARGES

Policy charges compensate IDS Life for:

-   providing the insurance benefits of the policy;
-   issuing the policy;
-   administering the policy;
-   assuming certain risks in connection with the policy; and
-   distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has three parts:

SALES CHARGE: 7.25% of all premiums paid. Partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature.

PREMIUM TAX CHARGE: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charges the average rate of 2.5% even though state premium taxes vary from 2.0% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

FEDERAL TAX CHARGE: 1.25% of each premium payment. Compensates IDS Life for paying Federal taxes resulting from the sale of the policy and is a reasonable charge in relation to IDS Life's federal tax burden. IDS Life reserves the right to change the amount of this charge (except in Oregon) if applicable federal law changes IDS Life's federal tax burden.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or
- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 21

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-85, DBG-100 or the minimum initial premium period is in effect. (See Death Benefit Guarantee to Age 85, Death Benefit Guarantee to Age 100, Minimum Initial Premium Period;" also "Grace Period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:
1.    COST OF INSURANCE: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as: [a x (b - c)] + d where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on each insureds insurance age, duration of coverage, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

   We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%);

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders;

(d) IS ANY FLAT EXTRA INSURANCE CHARGES assessed as a result of special underwriting considerations.

2. POLICY FEE: $30 per month for the first 15 policy years. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. IDS Life does not expect to make any profit on this charge. We reserve the right to change the charge in the future, but guarantee that it will never exceed $30 per month.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. (See "Optional Insurance Benefits.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge. The surrender charge is a contingent deferred issue and administration expense charge. It reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. IDS Life does not expect to make a profit on this charge. This charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administration expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life's general assets.

TRANSFER CHARGE


We reserve the right to limit transfers by mail or telephone to five per policy year. If, in alternative, we allow more than five transfers by mail or telephone per policy year, we reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS

The charge for additional insurance benefits added by rider will be specified in the Policy or in a supplement to the Policy.


OTHER INFORMATION ON CHARGES: IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

-------------------------------------------------------------------------------
22 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)



                                                                        MANAGEMENT       12b-1         OTHER
                                                                           FEES          FEES         EXPENSES        TOTAL

IDS Life Series Fund, Inc. -
      Equity Portfolio                                                        .70%        --%              .02%        .72%(1)

      Equity Income Portfolio                                                 .70         --               .10         .80(1),(2)

      Government Securities Portfolio                                         .70         --               .10         .80(1)

      Income Portfolio                                                        .70         --               .04         .74(1)

      International Equity Portfolio                                          .95         --               .07        1.02(1)

      Managed Portfolio                                                       .70         --               .02         .72(1)

      Money Market Portfolio                                                  .50         --               .09         .59(1)

AXP-Registered Trademark- Variable Portfolio -

      Blue Chip Advantage Fund                                                .56        .13               .26         .95(3)

      Bond Fund                                                               .60        .13               .06         .79(4)

      Capital Resource Fund                                                   .60        .13               .04         .77(4)

      Cash Management Fund                                                    .51        .13               .04         .68(4)

      Diversified Equity Income Fund                                          .56        .13               .26         .95(3)

      Emerging Markets Fund                                                  1.13        .13               .43        1.69(3)

      Extra Income Fund                                                       .62        .13               .07         .82(4)

      Federal Income Fund                                                     .61        .13               .13         .87(3)

      Global Bond Fund                                                        .84        .13               .10        1.07(4)

      Growth Fund                                                             .64        .13               .18         .95(3)

      International Fund                                                      .82        .13               .07        1.02(4)

      Managed Fund                                                            .59        .13               .03         .75(4)

      New Dimensions Fund-Registered Trademark-                               .60        .13               .05         .78(4)

      S&P 500 Index Fund                                                      .28        .13               .07         .48(3)

      Small Cap Advantage Fund                                                .75        .13               .31        1.19(3)

      Strategy Aggressive Fund                                                .59        .13               .05         .77(4)

AIM V.I.

      Capital Appreciation Fund                                               .61         --               .21         .82(5),(6)

      Capital Development Fund                                                .75         --               .63        1.38(5),(6)

      Growth and Income Fund                                                  .60         --               .24         .84(5),(6)

American Century VP

      International                                                          1.23         --             --           1.23(7)

      Value                                                                  1.00         --             --           1.00(7)

Calvert Variable Series, Inc.

      Social Balanced Portfolio                                               .70         --               .16         .86(8)

Credit Suisse Warburg Pincus Trust

      Emerging Growth Portfolio (previously
      Warburg Pincus Trust - Emerging Growth Portfolio)                       .90         --               .35        1.25(9)

      Small Company Growth Portfolio
      (previously Warburg Pincus Trust - Small Company Growth Portfolio)      .90         --               .21        1.11(9)


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                                                    PROSPECTUS -- MAY 1, 2001 23

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets) (continued)

                                                                        MANAGEMENT      12b-1       OTHER
                                                                           FEES         FEES       EXPENSES        TOTAL

Fidelity VIP

      III Growth & Income Portfolio (Service Class)                           .48%       .10%         .11%        .69%(10)

      III Mid Cap Portfolio (Service Class)                                   .57        .10          .17         .84(10)

      Overseas Portfolio (Service Class)                                      .72        .10          .17         .99(10)

FTVIPT

      Franklin Real Estate Fund - Class 2                                     .58        .25          .02         .85(11),(12)

      Franklin Value Securities Fund - Class 2                                .58        .25          .26        1.09(12),(13)

      Templeton International Securities Fund - Class 2                       .67        .25          .20        1.12(12)

      Templeton International Smaller Companies Fund - Class 2                .85        .25          .26        1.36(12)

Goldman Sachs VIT

      CORE-SM- Small Cap Equity Fund                                          .75      --             .25        1.00(14)

      CORE-SM- U.S. Equity Fund                                               .70      --             .20         .90(14)

      Mid Cap Value Fund                                                      .80      --             .25        1.05(14)

Janus Aspen Series

      Aggressive Growth Portfolio: Service Shares                             .65        .25          .02         .92(15)

      Global Technology Portfolio: Service Shares                             .65        .25          .04         .94(15)

      International Growth Portfolio: Service Shares                          .65        .25          .06         .96(15)

Lazard Retirement Series

      International Equity Portfolio                                          .75        .25          .25        1.25(16)

MFS-Registered Trademark-

      Investors Growth Stock Series - Service Class (previously
      MFS-Registered Trademark- Growth Series)                                .75        .20          .16        1.11(17),(18),(19)

      New Discovery Series - Service Class                                    .90        .20          .16        1.26(17),(18),(19)

Putnam Variable Trust

      Putnam VT High Yield Fund - Class IB Shares                             .66        .25          .08         .99(20)

      Putnam VT International New Opportunities Fund - Class IB Shares       1.00        .25          .21        1.46(20)

      Putnam VT New Opportunities Fund - Class IA Shares                      .52      --             .05         .57(5)

      Putnam VT Vista Fund - Class IB Shares                                  .60        .25          .07         .92(20)

Royce

      Micro-Cap Portfolio                                                    1.25      --             .10        1.35(21)

Third Avenue

      Value Portfolio                                                         .90      --             .40        1.30(22)

Wanger

      International Small Cap                                                1.20      --             .21        1.41(5),(23)

      U.S. Small Cap                                                          .95      --             .05        1.00(5),(23)

-------------------------------------------------------------------------------
24 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

(1)  Annual operating expenses for the fiscal year ending April 30, 2000.
(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 3.21% for IDS Life Series Fund - Equity Income Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.
(3) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.27% and 0.96% for AXP Variable Portfolio - Blue Chip Advantage Fund, 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund, 1.16% and 2.42% for AXP Variable Portfolio - Emerging Markets Fund, 0.15% and 0.89% for AXP Variable Portfolio - Federal Income Fund, 0.20% and 0.97% for AXP Variable Portfolio - Growth Fund, 1.16% and 1.57% for AXP Variable Portfolio - S&P 500 Index Fund and 0.55% and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.
(4) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.
(5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.
(6)  Expenses have been restated to reflect current fees.
(7)  Annualized operating expenses of funds at Dec. 31, 2000.
(8) Net fund operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.
(9) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Warburg Pincus Trust Emerging Growth Portfolio (0.90%, 0%, 0.40% and 1.30%) and Credit Suisse Warburg Pincus Trust Small Company Growth Portfolio (0.90%, 0%, 0.23%, 1.13%).
(10) There were no reimbursement or expense reductions for the period ended 12/31/00. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.
(11) The Fund administration fee is paid indirectly through the management fee.
(12) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.
(13) The manager has agreed in advance to make an estimated reduction of 0.02% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent this reduction, "Management Fees" and "Total" would have been 0.60% and 1.11% for Franklin Value Securities Fund - Class 2.
(14) Expenses ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.80% and 1.55% for CORE-SM- Small Cap Equity Fund, 0.70%, 0.17%, and 0.87% for CORE-SM- U.S. Equity Fund, and 0.80%, 0.42% and 1.22% for Mid Cap Value Fund.
(15) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth Portfolio, and International Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.
(16) Absent fee waivers and/or reimbursements, "Other Expenses" and "Total" expenses for the year ended Dec. 31, 2000 would have been 1.32% and 2.32% for International Equity Portfolio.
(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(18) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.10% for Investors Growth Stock Series and 1.25% for New Discovery Series.
(19) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.17% and 1.12% for Investors Growth Stock Series and 0.19% and 1.29% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.
(20) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.
(21) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2001 and 1.99% through Dec. 31, 2010. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.33% and 1.58% for Royce Micro-Cap Portfolio.
(22) The fund's expenses figures are based on actual expensed, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 1.62% and 2.52% for Third Avenue Value Portfolio.
(23) Liberty Wanger Asset Management, L.P. will reimburse the Fund if its ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 20, 2002.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.


-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 25

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

-    the value on the previous monthly date; plus
-    net premiums allocated to the fixed account since the last monthly date;
     plus
- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus
-    accrued interest on all of the above; minus
- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus
- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

-    the portion of your initial net premium allocated to the subaccount; plus
-    interest accrued before the policy date; minus
- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value of each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
- net premiums received and allocated to the subaccount during the current valuation period; plus
- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus
- any transfers from the subaccount including loan transfers during the current valuation period; minus
- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

-------------------------------------------------------------------------------
26 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals: (a Divided By b) - c,

where:

(a) equals:

      -  net asset value per share of the fund; plus
      - per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus
      - any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

      - net asset value per share of the fund at the end of the preceding valuation period; plus
      - any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges," above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

-    additional purchase payments allocated to the subaccounts;
-    transfers into or out of the subaccount(s);
-    partial surrenders and partial surrender fees;
-    surrender charges; and/or
-    monthly deductions

Accumulation unit values will fluctuate due to:

-    changes in underlying funds(s) net asset value;
-    dividends distributed to the subaccount(s);
-    capital gains or losses of underlying funds;
-    fund operating expenses; and/or
-    mortality and expense risk charges.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 27

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

On the youngest insured's attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

-    the specified amount on the date of the last surviving insured's death; or
- the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

Applicable percentage table

YOUNGEST INSURED'S        APPLICABLE PERCENTAGE                                   YOUNGEST INSURED'S        APPLICABLE PERCENTAGE
ATTAINED INSURANCE AGE       OF POLICY VALUE                                      ATTAINED INSURANCE AGE       OF POLICY VALUE

40 or younger                     250%                                                     61                       128%

41                                243                                                      62                       126

42                                236                                                      63                       124

43                                229                                                      64                       122

44                                222                                                      65                       120

45                                215                                                      66                       119

46                                209                                                      67                       118

47                                203                                                      68                       117

48                                197                                                      69                       116

49                                191                                                      70                       115

50                                185                                                      71                       113

51                                178                                                      72                       111

52                                171                                                      73                       109

53                                164                                                      74                       107

54                                157                                                   75-95                       105

55                                150                                                      96                       104

56                                146                                                      97                       103

57                                142                                                      98                       102

58                                138                                                      99                       101

59                                134                                                     100                       100

60                                130

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

-    the policy value plus the specified amount; or
- the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

-------------------------------------------------------------------------------
28 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE



EXAMPLES:                                                                                          OPTION 1       OPTION 2

Specified amount                                                                                 $1,000,000     $1,000,000

Policy value                                                                                     $   50,000     $   50,000

Death benefit                                                                                    $1,000,000     $1,050,000

Policy value increases to                                                                        $   80,000     $   80,000

Death benefit                                                                                    $1,000,000     $1,080,000

Policy value decreases to                                                                        $   30,000     $   30,000

Death benefit                                                                                    $1,000,000     $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

- Monthly deduction because the cost of insurance benefits depends upon the specified amount.
-    Minimum monthly premium.
-    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.
-    Charges for certain optional insurance benefits may decrease.
-    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

INCREASES: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 29

MISSTATEMENT OF AGE OR SEX

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

-   the policy value on the date of death; plus
- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
-   the amount of any outstanding indebtedness on the date of death.

SUICIDE

If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide. In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS


You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.


We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.
- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
- We will not accept requests for transfers from the fixed account at any other time.
- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.
-   For automated transfers -- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.
-   For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

-   None.

From the fixed account to a subaccount:

-   Entire fixed account balance minus any outstanding indebtedness.

-------------------------------------------------------------------------------
30 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

MAXIMUM NUMBER OF TRANSFERS PER YEAR



Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.


TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 By letter:

Regular mail:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Express mail:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 By phone:


Call between 7 a.m. and 10 p.m. Central Time:
(800) 862-7919 (toll free)


TTY service for the hearing impaired:
(800) 258-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.
- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.
- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

-   Minimum automated transfer: $50
- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.
- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.
- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.
- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.
- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 31

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works

By investing an equal number  of dollars each month...
                                                                                                                 NUMBER
                                                                  AMOUNT               ACCUMULATION             OF UNITS
                                            MONTH                INVESTED               UNIT VALUE              PURCHASED

                                            Jan                    $100                    $20                       5.00

                                            Feb                     100                     16                       6.25

you automatically buy                       Mar                     100                      9                      11.11
more units when the  per
unit market price is low...                 Apr                     100                      5                      20.00

                                            May                     100                      7                      14.29

                                            June                    100                     10                      10.00

and fewer units                             July                    100                     15                       6.67
when the per unit
 market price is high.                      Aug                     100                     20                       5.00

                                            Sept                    100                     17                       5.88

                                            Oct                     100                     12                       8.33




You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. We reserve the right to limit mail and telephone transfers to five per policy year. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail.

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.
-   In Virginia, 90% of the policy value minus surrender charges.
-   In Alabama, 100% of the policy value minus surrender charges.
-   In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

-------------------------------------------------------------------------------
32 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the DBG-85, the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.
- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.
- A partial surrender may terminate the DBG-85, the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.
- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable upon Death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 33

EXCHANGE RIGHT

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT)

FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

POLICY SPLIT OPTION RIDER (PSO)

PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. (See "Federal Taxes.")

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

-   you surrender the policy;
-   the last surviving insured dies; or

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the last surviving insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS: During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). Any such amount will be transferred to IDS Life's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree to elect a payment option other than the three below, if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

-------------------------------------------------------------------------------
34 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

       PAYMENT PERIOD                                MONTHLY PAYMENT PER $1,000
           (YEARS)                                      PLACED UNDER OPTION B

            10                                                    $9.61

            15                                                     6.87

            20                                                     5.51

            25                                                     4.71

            30                                                     4.18

We will furnish monthly amounts for other payment periods at your request without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years. The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:


CALENDAR YEAR OF PAYEE'S BIRTH ADJUSTMENT              CALENDAR YEAR OF PAYEE'S           BIRTH ADJUSTMENT

Before 1920                        0                   1945 - 1949                             6

1920 - 1924                        1                   1950 - 1959                             7

1925 - 1929                        2                   1960 - 1969                             8

1930 - 1934                        3                   1970 - 1979                             9

1935 - 1939                        4                   1980 - 1989                            10

1940 - 1944                        5                   After 1989                             11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

                                                             LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
                                               -------------------------------------------------------------------------------
ADJUSTED                                          10 YEARS                        15 YEARS                        20 YEARS
AGE PAYEE                                      MALE     FEMALE                 MALE      FEMALE                MALE    FEMALE

50                                             $4.22     $3.89                 $4.17      $3.86                $4.08     $3.82

55                                              4.62      4.22                  4.53       4.18                 4.39      4.11

60                                              5.14      4.66                  4.96       4.57                 4.71      4.44

65                                              5.81      5.22                  5.46       5.05                 5.02      4.79

70                                              6.61      5.96                  5.96       5.60                 5.27      5.12

75                                              7.49      6.89                  6.38       6.14                 5.42      5.35

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);
-   the NYSE is closed (other than customary weekend and holiday closings);
- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

-------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001 35

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS

IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

SOURCE OF PROCEEDS                              TAXABLE PORTION OF PRE-DEATH PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
FULL SURRENDER:                                 Amount received plus any indebtedness, minus your investment in the policy.*

LAPSE:                                          Any outstanding indebtedness minus your investment in the policy.*

PARTIAL SURRENDERS (MODIFIED ENDOWMENTS):       Lesser of: The amount received or
                                                policy value minus your investment in the policy.*

POLICY LOANS AND ASSIGNMENTS
(MODIFIED ENDOWMENTS):                          Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*


PARTIAL SURRENDERS (OTHER POLICIES):            Generally, if the amount received is greater than your
                                                investment in the policy,* the amount in excess of your
                                                investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial
                                                surrender results in or is necessitated by a reduction in
                                                benefits.

POLICY LOANS AND ASSIGNMENTS (OTHER POLICIES):  None

PAYMENT OPTIONS:                                If proceeds of the policy will be paid under one of the payment options, see the "Payment option" section for tax information.
------------------------------------------------------------------------------------------------------------------------------------


* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

-   you apply for it or materially change it on or after June 21, 1988 and
- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification on the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

-------------------------------------------------------------------------------
36 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

REDUCTIONS IN BENEFITS: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

-   the distribution occurs after the owner attains age 59 1/2;
- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or
- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

POLICY SPLIT OPTION RIDER: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

INTEREST PAID ON POLICY LOANS: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 37

IDS LIFE

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 AXP Financial Center, Minneapolis, MN 55474.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP

IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express-Registered Trademark- Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $239 billion.

STATE REGULATION

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 77% of the initial target premium (annualized) in the first three years when the policy is sold, plus 3.3% of all premiums in excess of the target premium. Each year, IDS Life pays a service fee not greater than 0.125% of the policy value, net of indebtedness. IDS Life also pays additional commissions if an increase occurs.

LEGAL PROCEEDINGS


A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On December 13, 1996, an action entitled LESA BENACQUISTO AND DANIEL BENACQUISTO V. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in Minnesota state court. The action is brought by individuals who replaced an existing IDS Life insurance policy with a new IDS Life policy. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985.

The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life and AEFC filed an answer to the complaint on February 18, 1997, denying the allegations. A second action, entitled ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in the same court on March 21, 1997. In addition to claims that are included in the BENACQUISTO lawsuit, the second action includes an allegation of improper replacement of an existing IDS Life annuity contract. It seeks similar relief to the initial lawsuit.

On October 13, 1998, an action entitled RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was also commenced in Minnesota state court. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.

-------------------------------------------------------------------------------
38 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August, 2000 an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.

On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. Six motions to intervene were filed together with objections to the proposed settlement. We are awaiting a final order from the court.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account - Flexible Premium Survivorship Variable Life Subaccounts at Dec. 31, 2000, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 39

Management of IDS Life

DIRECTORS


GUMER C. ALVERO

Director and Executive Vice President - Annuities since March 2001; Vice President - Variable Annuities, AEFC, since April 1998; Executive Assistant to President/CEO from April 1996 to April 1998.

TIMOTHY V. BECHTOLD

Director and President since March 2001; Executive Vice President - Risk Management Products from 1995 to 2001. Vice President - Risk Management Products, AEFC, since 1995.

PAMELA J. MORET

Chairman of the Board since August 2000; Director since February 2000 and Chief Executive Officer since March 2001. Director and Senior Vice President - Products Group, AEFC, since October 1999; Vice President - Variable Assets, AEFC, from 1997 to 1999; Vice President - Retail Services Group, AEFC, from 1996 to 1997.

BARRY J. MURPHY

Director and Executive Vice President, Client Service, since March 1994. Director and Senior Vice President, AEFC, since May 1994.

STUART A. SEDLACEK

Director since 1994; Executive Vice President since 1998; Director, Senior Vice President and Chief Financial Officer, AEFC, since 1998. Vice President, AEFC, from 1988 to 1998.

OFFICERS OTHER THAN DIRECTORS

PHILIP C. WENTZEL

Vice President and Controller since 1998; Vice President - Finance, Risk Management Products, AEFC since 1997; and Director of Financial Reporting and Analysis from 1992 to 1997.

DAVID L. YOWAN

Vice President and Treasurer since April 2001; Senior Vice President and Assistant Treasurer of American Express Company since January 1999. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

TIMOTHY S. MEEHAN

Secretary since December 2000; Secretary of AEFC, American Express Financial Advisors Inc. and IDS Life Series Fund, Inc. AEFC, since October 1995; Senior Counsel, AEFC, from 1990 to 1995.

TERESA J. RASMUSSEN

Vice President and General Counsel since August 2000; Vice President and Assistant General Counsel, AEFC, since August 2000; Assistant Vice President, AEFC, from October 1995 to August 2000.

The address for all the Directors and principal officers is: 70100 AXP Financial Center, Minneapolis, MN 55474.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued by American Express Company by Saint Paul Fire and Marine, the lead underwriter.

-------------------------------------------------------------------------------
40 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

OTHER INFORMATION

The variable account has filed a registration statement has been filed with the SEC. For further information concerning the policy, its separate account (the variable account) and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

REPORTS

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both nonsmokers, if:

-   the annual rate of return of the fund is 0%, 6% or 12%.
-   the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the Illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule.

In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 41

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

INSUREDS: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $15,000 premium to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES

The death benefit, policy value and cash surrender value reflect the following charges:


-   Sales charge: 7.25% of all premiums paid.
-   Premium tax charge: 2.5% of each premium payment.
-   Federal tax charge: 1.25% of each premium payment.
- Cost of insurance charge for the sex, age and risk classification for each insured.
-   Policy fee: $30 per month ($30 per month guaranteed maximum) for 15 years.
- The expenses paid by the fund and charges made against the subaccounts as described below:


The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted expenses paid by the fund and charges made against the subaccounts. These include:


- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.73% of the fund's aggregate average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of the prospectus for additional information;
- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.09% of the fund's average daily net assets.
- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and
- a nonadvisory expense charge paid by the funds, assumed to be equivalent to an annual rate of 0.15% of each funds aggregate average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information.


After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:


GROSS ANNUAL INVESTMENT RATE                          NET ANNUAL RATE OF RETURN                  NET ANNUAL RATE OF RETURN FOR
OF RETURN                                   FOR "GUARANTEED COSTS ASSUMED" ILLUSTRATION"      CURRENT COSTS ASSUMED" ILLUSTRATION
    0%                                                            (1.87%)                                   (1.87%)

    6                                                              4.13                                      4.13

   12                                                             10.13                                     10.13

TAXES: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

-------------------------------------------------------------------------------
42 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                         CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                      FEMALE-- INSURANCE AGE 55-- NONSMOKER                       ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED       DEATH BENEFIT(1),(2)                  POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%         6%         12%            0%         6%         12%             0%         6%         12%
-----------------------------------------------------------------------------------------------------------------------------------
   1 $   15,750    $1,000,000   $1,000,000   $1,000,000       $ 12,627  $  13,413  $   14,199    $   8,627  $   9,413  $   10,199

   2     32,288     1,000,000    1,000,000    1,000,000         25,020     27,381      29,837       21,020     23,381      25,837

   3     49,652     1,000,000    1,000,000    1,000,000         37,068     41,811      46,942       33,068     37,811      42,942

   4     67,884     1,000,000    1,000,000    1,000,000         48,669     56,609      65,547       44,669     52,609      61,547

   5     87,029     1,000,000    1,000,000    1,000,000         59,947     71,913      85,932       55,947     67,913      81,932

   6    107,130     1,000,000    1,000,000    1,000,000         70,691     87,523     108,055       67,091     83,923     104,455

   7    128,237     1,000,000    1,000,000    1,000,000         81,028    103,573     132,223       77,828    100,373     129,023

   8    150,398     1,000,000    1,000,000    1,000,000         90,753    119,875     158,443       87,953    117,075     155,643

   9    173,668     1,000,000    1,000,000    1,000,000         99,887    136,456     186,953       97,487    134,056     184,553

  10    198,102     1,000,000    1,000,000    1,000,000        108,449    153,344     218,020      106,449    151,344     216,020

  11    223,757     1,000,000    1,000,000    1,000,000        116,351    170,466     251,845      114,751    168,866     250,245

  12    250,695     1,000,000    1,000,000    1,000,000        123,716    187,956     288,852      122,516    186,756     287,652

  13    278,979     1,000,000    1,000,000    1,000,000        130,457    205,748     329,327      129,657    204,948     328,527

  14    308,678     1,000,000    1,000,000    1,000,000        136,490    223,783     373,609      136,090    223,383     373,209

  15    339,862     1,000,000    1,000,000    1,000,000        141,933    242,192     422,246      141,933    242,192     422,246

  20    520,789     1,000,000    1,000,000    1,000,000        160,357    341,446     753,031      160,357    341,446     753,031

  25    751,702     1,000,000    1,000,000    1,366,619        146,797    443,041   1,301,542      146,797    443,041   1,301,542

  30  1,046,412     1,000,000    1,000,000    2,289,076         39,711    516,976   2,180,072       39,711    516,976   2,180,072

  35  1,422,545             0    1,000,000    3,732,585              0    500,269   3,554,843            0    500,269   3,554,843

  40  1,902,596             0    1,000,000    5,961,864              0    279,142   5,677,965            0    279,142   5,677,965

  45  2,515,277             0            0    9,122,254              0          0   9,031,935            0          0   9,031,935
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 43



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                      GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                      FEMALE-- INSURANCE AGE 55-- NONSMOKER                       ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED       DEATH BENEFIT(1),(2)                   POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%         6%         12%                0%         6%         12%             0%         6%         12%
------------------------------------------------------------------------------------------------------------------------------------
   1 $   15,750    $1,000,000   $1,000,000   $1,000,000        $ 12,627   $ 13,413 $   14,199      $  8,627   $  9,413  $   10,199

   2     32,288     1,000,000    1,000,000    1,000,000          25,020     27,381     29,837         21,020     23,381     25,837

   3     49,652     1,000,000    1,000,000    1,000,000          37,068     41,811     46,942         33,068     37,811     42,942

   4     67,884     1,000,000    1,000,000    1,000,000          48,669     56,609     65,547         44,669     52,609     61,547

   5     87,029     1,000,000    1,000,000    1,000,000          59,947     71,913     85,932         55,947     67,913     81,932

   6    107,130     1,000,000    1,000,000    1,000,000          70,691     87,523    108,055         67,091     83,923    104,455

   7    128,237     1,000,000    1,000,000    1,000,000          81,028    103,573    132,223         77,828    100,373    129,023

   8    150,398     1,000,000    1,000,000    1,000,000          90,753    119,875    158,443         87,953    117,075    155,643

   9    173,668     1,000,000    1,000,000    1,000,000          99,887    136,456    186,953         97,487    134,056    184,553

  10    198,102     1,000,000    1,000,000    1,000,000         108,343    153,240    217,920        106,343    151,240    215,920

  11    223,757     1,000,000    1,000,000    1,000,000         115,934    170,053    251,447        114,334    168,453    249,847

  12    250,695     1,000,000    1,000,000    1,000,000         122,684    186,925    287,863        121,484    185,725    286,663

  13    278,979     1,000,000    1,000,000    1,000,000         128,412    203,692    327,367        127,612    202,892    326,567

  14    308,678     1,000,000    1,000,000    1,000,000         133,040    220,292    370,298        132,640    219,892    369,898

  15    339,862     1,000,000    1,000,000    1,000,000         136,493    236,663    417,061        136,493    236,663    417,061

  20    520,789     1,000,000    1,000,000    1,000,000         125,968    307,073    726,517        125,968    307,073    726,517

  25    751,702     1,000,000    1,000,000    1,306,547          18,342    317,989  1,244,330         18,342    317,989  1,244,330

  30  1,046,412             0    1,000,000    2,172,163               0    152,589  2,068,727              0    152,589  2,068,727

  35  1,422,545             0            0    3,492,912               0          0  3,326,582              0          0  3,326,582

  40  1,902,596             0            0    5,437,907               0          0  5,178,959              0          0  5,178,959

  45  2,515,277             0            0    8,032,211               0          0  7,952,684              0          0  7,952,684
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
44 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                         CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                      FEMALE-- INSURANCE AGE 55-- NONSMOKER                       ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED       DEATH BENEFIT(1),(2)                   POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%           6%          12%              0%          6%       12%             0%         6%         12%
------------------------------------------------------------------------------------------------------------------------------------
   1 $   15,750    $1,012,626   $1,013,411   $1,014,197       $  12,626  $  13,411 $   14,197     $    8,626  $   9,411 $  10,197

   2     32,288     1,025,015    1,027,376    1,029,832          25,015     27,376     29,832         21,015     23,376     25,832

   3     49,652     1,037,055    1,041,796    1,046,925          37,055     41,796     46,925         33,055     37,796     42,925

   4     67,884     1,048,632    1,056,566    1,065,497          48,632     56,566     65,497         44,632     52,566     61,497

   5     87,029     1,059,875    1,071,824    1,085,824          59,875     71,824     85,824         55,875     67,824     81,824

   6    107,130     1,070,552    1,087,346    1,107,833          70,552     87,346    107,833         66,952     83,746    104,233

   7    128,237     1,080,793    1,103,265    1,131,819          80,793    103,265    131,819         77,593    100,065    128,619

   8    150,398     1,090,370    1,119,352    1,157,731          90,370    119,352    157,731         87,570    116,552    154,931

   9    173,668     1,099,293    1,135,615    1,185,764          99,293    135,615    185,764         96,893    133,215    183,364

  10    198,102     1,107,577    1,152,060    1,216,133         107,577    152,060    216,133        105,577    150,060    214,133

  11    223,757     1,115,114    1,168,574    1,248,949         115,114    168,574    248,949        113,514    166,974    247,349

  12    250,695     1,122,036    1,185,282    1,284,585         122,036    185,282    284,585        120,836    184,082    283,385

  13    278,979     1,128,238    1,202,068    1,323,203         128,238    202,068    323,203        127,438    201,268    322,403

  14    308,678     1,133,614    1,218,816    1,364,977         133,614    218,816    364,977        133,214    218,416    364,577

  15    339,862     1,138,297    1,235,644    1,410,354         138,297    235,644    410,354        138,297    235,644    410,354

  20    520,789     1,150,943    1,320,313    1,704,671         150,943    320,313    704,671        150,943    320,313    704,671

  25    751,702     1,125,987    1,382,750    2,134,996         125,987    382,750  1,134,996        125,987    382,750  1,134,996

  30  1,046,412     1,002,287    1,344,062    2,701,449           2,287    344,062  1,701,449          2,287    344,062  1,701,449

  35  1,422,545             0    1,055,275    3,344,440               0     55,275  2,344,440              0     55,275  2,344,440

  40  1,902,596             0            0    4,077,282               0          0  3,077,282              0          0  3,077,282

  45  2,515,277             0            0    4,468,284               0          0  3,468,284              0          0  3,468,284
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 45



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000          MALE-- INSURANCE AGE 55-- NONSMOKER                      GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 2                      FEMALE-- INSURANCE AGE 55-- NONSMOKER                       ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM
        ACCUMULATED       DEATH BENEFIT(1),(2)                  POLICY VALUE(1),(2)               CASH SURRENDER VALUE(1),(2)
END OF  WITH ANNUAL    ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
POLICY   INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
YEAR       AT 5%        0%           6%          12%               0%         6%        12%            0%         6%         12%
------------------------------------------------------------------------------------------------------------------------------------
   1 $   15,750    $1,012,626   $1,013,411   $1,014,197        $ 12,626   $ 13,411  $  14,197     $    8,626   $  9,411  $  10,197

   2     32,288     1,025,015    1,027,376    1,029,832          25,015     27,376     29,832         21,015     23,376     25,832

   3     49,652     1,037,055    1,041,796    1,046,925          37,055     41,796     46,925         33,055     37,796     42,925

   4     67,884     1,048,632    1,056,566    1,065,497          48,632     56,566     65,497         44,632     52,566     61,497

   5     87,029     1,059,875    1,071,824    1,085,824          59,875     71,824     85,824         55,875     67,824     81,824

   6    107,130     1,070,552    1,087,346    1,107,833          70,552     87,346    107,833         66,952     83,746    104,233

   7    128,237     1,080,793    1,103,265    1,131,819          80,793    103,265    131,819         77,593    100,065    128,619

   8    150,398     1,090,370    1,119,352    1,157,731          90,370    119,352    157,731         87,570    116,552    154,931

   9    173,668     1,099,293    1,135,615    1,185,764          99,293    135,615    185,764         96,893    133,215    183,364

  10    198,102     1,107,459    1,151,938    1,216,007         107,459    151,938    216,007        105,459    149,938    214,007

  11    223,757     1,114,643    1,168,080    1,248,432         114,643    168,080    248,432        113,043    166,480    246,832

  12    250,695     1,120,864    1,184,034    1,283,260         120,864    184,034    283,260        119,664    182,834    282,060

  13    278,979     1,125,904    1,199,548    1,320,484         125,904    199,548    320,484        125,104    198,748    319,684

  14    308,678     1,129,667    1,214,480    1,360,220         129,667    214,480    360,220        129,267    214,080    359,820

  15    339,862     1,132,057    1,228,686    1,402,597         132,057    228,686    402,597        132,057    228,686    402,597

  20    520,789     1,111,733    1,274,064    1,649,692         111,733    274,064    649,692        111,733    274,064    649,692

  25    751,702             0    1,212,344    1,916,149               0    212,344    916,149              0    212,344    916,149

  30  1,046,412             0            0    2,091,566               0          0  1,091,566              0          0  1,091,566

  35  1,422,545             0            0    1,936,646               0          0    936,646              0          0    936,646

  40  1,902,596             0            0    1,076,004               0          0     76,004              0          0     76,004

  45  2,515,277             0            0            0               0          0          0              0          0          0
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

-------------------------------------------------------------------------------
46 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account - Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts U, FEI, Y, V, IL, X, W, FBC, FBD, FCR, FCM, FDE, FEM, FEX, FFI, FGB, FGR, FIE, FMF, FND, FIV, FSM, FSA, FCA, FCD, FGI, FIR, FVL, FSB, FEG, FSC, FGC, FMP, FOS, FRE, FSV, FIF, FIS, FSE, FUE, FMC, FAG, FGT, FIG, FIP, FGW, FDS, FPH, FIN, FNO, FVS, FMI, FVA, FIC and FSP) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Life Separate Account - Flexible Premium Survivorship Variable Life Subaccounts at December 31, 2000 and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.




/s/Ernst & Young LLP
   Ernst & Young LLP
Minneapolis, Minnesota
March 23, 2001

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 47

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                         ---------------------------------------------------------
DECEMBER 31, 2000                                                                 U             FEI            Y             V
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $1,162,751,152   $3,437,496   $13,321,724   $90,024,117
                                                                          -------------------------------------------------------
    at market value                                                       $1,245,953,818   $3,523,262   $13,505,255   $85,470,717

Dividends receivable                                                                  --           --        58,112        89,706

Accounts receivable from IDS Life for contract purchase payments                 245,775           --            --            --

Receivable from mutual funds and portfolios for share redemptions                     --           --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               1,246,199,593    3,523,262    13,563,367    85,560,423
==================================================================================================================================

Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                               885,873        2,442         9,548        60,984

    Contract terminations                                                             --          674        10,396        23,040

Payable to mutual funds and portfolios for investments purchased                      --           --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                885,873        3,116        19,944        84,024
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $1,245,313,720   $3,520,146   $13,543,423   $85,476,399

==================================================================================================================================
Accumulation units outstanding                                               215,262,312    3,643,219     5,713,325    35,690,327
==================================================================================================================================
Net asset value per accumulation unit                                     $         5.79   $     0.97   $      2.37   $      2.39
==================================================================================================================================

DECEMBER 31, 2000
                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                            -----------------------------------------
                                                                                 IL            X                W
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                                 $349,998,887   $545,738,243   $56,622,351
                                                                            -----------------------------------------
    at market value                                                         $320,244,664   $608,923,543   $56,622,638

Dividends receivable                                                                  --             --       257,906

Accounts receivable from IDS Life for contract purchase payments                  17,007         14,304       349,658

Receivable from mutual funds and portfolios for share redemptions                     --             --            --
---------------------------------------------------------------------------------------------------------------------
Total assets                                                                 320,261,671    608,937,847    57,230,202
=====================================================================================================================

Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                               227,190        433,558        40,002

    Contract terminations                                                             --             --            --

Payable to mutual funds and portfolios for investments purchased                      --             --            --
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                227,190        433,558        40,002
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period     $320,034,481   $608,504,289   $57,190,200
======================================================================================================================
Accumulation units outstanding                                               148,300,821    143,706,891    31,841,861
======================================================================================================================
Net asset value per accumulation unit                                       $       2.16   $       4.23   $      1.80
======================================================================================================================

                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                            -------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                    FBC          FBD          FCR          FCM
Assets
Investments in shares of mutual funds and portfolios:

    at cost                                                                 $  885,516   $  592,471   $  114,432   $4,103,067
                                                                            -------------------------------------------------
    at market value                                                         $  821,498   $  600,290   $   96,314   $4,103,175

Dividends receivable                                                                --        3,101           --       17,104

Accounts receivable from IDS Life for contract purchase payments                11,542        7,151        1,518           --

Receivable from mutual funds and portfolios for share redemptions                   --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   833,040      610,542       97,832    4,120,279
=============================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                 531          387           64        2,557

    Contract terminations                                                           --           --           --       20,974

Payable to mutual funds and portfolios for investments purchased                    --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  531          387           64       23,531
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period     $  832,509   $  610,155   $   97,768   $4,096,748
=============================================================================================================================
Accumulation units outstanding                                                 932,662      568,365      114,993    3,973,776
=============================================================================================================================
Net asset value per accumulation unit                                       $     0.89   $     1.07   $    0.85    $     1.03
=============================================================================================================================

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                                          ---------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                     FDE         FEM         FEX
Assets

Investments in shares of mutual funds and portfolios:
    at cost                                                                 $  264,613   $  124,515   $  784,358
                                                                          ---------------------------------------
    at market value                                                         $  266,972   $  109,124   $  731,195

Dividends receivable                                                                --           --        5,755

Accounts receivable from IDS Life for contract purchase payments                 2,382          403        8,888

Receivable from mutual funds and portfolios for share redemptions                   --           --           --
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                   269,354      109,527      745,838
=================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                 182           76          480

    Contract terminations                                                           --           --           --

Payable to mutual funds and portfolios for investments purchased                    --           --           --
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  182           76          480
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period     $  269,172   $  109,451   $  745,358
=================================================================================================================
Accumulation units outstanding                                                 272,852      141,154      804,192
=================================================================================================================
Net asset value per accumulation unit                                       $     0.99   $     0.78   $     0.93
=================================================================================================================

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
48 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                         -------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                    FFI           FGB           FGR           FIE
Assets

Investments in shares of mutual funds and portfolios:
    at cost                                                                $   123,996   $   205,392   $ 5,380,417   $   603,139
                                                                           -----------------------------------------------------
    at market value                                                        $   126,640   $   213,840   $ 4,466,737   $   470,750

Dividends receivable                                                               525            --            --            --

Accounts receivable from IDS Life for contract purchase payments                   360           794        30,562         5,712

Receivable from mutual funds and portfolios for share redemptions                   --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   127,525       214,634     4,497,299       476,462
================================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                  84           131         2,830           321

    Contract terminations                                                           --            --            --            --

Payable to mutual funds and portfolios for investments purchased                    --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   84           131         2,830           321
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period    $   127,441   $   214,503   $ 4,494,469   $   476,141
================================================================================================================================
Accumulation units outstanding                                                 118,812       200,321     5,835,019       554,025
================================================================================================================================
Net asset value per accumulation unit                                      $      1.07   $      1.07   $      0.77   $      0.86
================================================================================================================================

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                                         -----------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                  FMF           FND           FIV
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                                $   597,937   $39,175,956   $   995,491
                                                                           ---------------------------------------
    at market value                                                        $   560,094   $33,389,969   $   937,614

Dividends receivable                                                                --            --            --

Accounts receivable from IDS Life for contract purchase payments                 6,739       119,704        16,203

Receivable from mutual funds and portfolios for share redemptions                   --            --            --
------------------------------------------------------------------------------------------------------------------
Total assets                                                                   566,833    33,509,673       953,817
==================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                 287        22,889           578

    Contract terminations                                                           --            --            --

Payable to mutual funds and portfolios for investments purchased                    --            --            --
------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  287        22,889           578
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period    $   566,546   $33,486,784   $   953,239
==================================================================================================================
Accumulation units outstanding                                                 590,535    32,255,078     1,051,789
==================================================================================================================
Net asset value per accumulation unit                                      $     0.96    $      1.04   $      0.91
==================================================================================================================

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                         ----------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                      FSM        FSA           FCA            FCD
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $    492,088   $  3,531,767   $  1,855,468   $  1,040,015
                                                                          ---------------------------------------------------------
    at market value                                                       $    479,253   $  2,406,069   $  1,558,023   $  1,026,294

Dividends receivable                                                                --             --             --             --

Accounts receivable from IDS Life for contract purchase payments                 9,290         44,328         11,912          8,295

Receivable from mutual funds and portfolios for share redemptions                   --             --          1,006            663
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   488,543      2,450,397      1,570,941      1,035,252
===================================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                 301          1,543          1,006            663

    Contract terminations                                                           --             --             --             --

Payable to mutual funds and portfolios for investments purchased                    --             --         11,912          8,295
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  301          1,543         12,918          8,958
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $    488,242   $  2,448,854   $  1,558,023   $  1,026,294
===================================================================================================================================
Accumulation units outstanding                                                 490,112      2,824,448      1,776,427      1,024,134
===================================================================================================================================
Net asset value per accumulation unit                                     $       1.00   $       0.87   $       0.88   $       1.00
===================================================================================================================================

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                                          --------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                      FGI            FIR            FVL

Assets
Investments in shares of mutual funds and portfolios:

    at cost                                                                 $404,459,150   $  1,107,224   $  9,038,966
                                                                           -------------------------------------------
    at market value                                                         $429,552,535   $  1,073,610   $ 10,468,022

Dividends receivable                                                                  --             --             --

Accounts receivable from IDS Life for contract purchase payments                 179,941         16,980          9,410

Receivable from mutual funds and portfolios for share redemptions                309,282            694          7,399
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                 430,041,758      1,091,284     10,484,831
======================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                               309,282            694          7,399

    Contract terminations                                                             --             --             --

Payable to mutual funds and portfolios for investments purchased                 179,941         16,980          9,410
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                489,223         17,674         16,809
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period     $429,552,535   $  1,073,610   $ 10,468,022
======================================================================================================================
Accumulation units outstanding                                               241,424,864      1,184,141     10,127,452
======================================================================================================================
Net asset value per accumulation unit                                       $       1.78   $       0.91   $       1.03
======================================================================================================================

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 49

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                          -----------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                 FSB           FEG           FSC           FGC
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $   120,433   $   733,375   $21,826,896   $ 1,319,441
                                                                          -----------------------------------------------------
    at market value                                                       $   110,913   $   680,251   $15,823,631   $ 1,290,219

Dividends receivable                                                               --           541     3,515,432            --

Accounts receivable from IDS Life for contract purchase payments                2,780         4,184        38,513        10,848

Receivable from mutual funds and portfolios for share redemptions                  71           463        11,431           799
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                  113,764       685,439    19,389,007     1,301,866
===============================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                 71           463        11,430           799

    Contract terminations                                                          --            --            --            --

Payable to mutual funds and portfolios for investments purchased                2,780         4,725     3,553,946        10,848
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                               2,851         5,188     3,565,376        11,647
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $   110,913   $   680,251   $15,823,631   $ 1,290,219
===============================================================================================================================
Accumulation units outstanding                                                114,256       694,763    11,310,722     1,301,749
===============================================================================================================================
Net asset value per accumulation unit                                     $      0.97   $      0.98   $      1.40   $      0.99
===============================================================================================================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                                          ---------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                 FMP           FOS           FRE
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $ 3,427,572   $ 1,134,838   $   257,150
                                                                          ---------------------------------------
    at market value                                                       $ 3,566,086   $ 1,058,653   $   270,326

Dividends receivable                                                           12,243            --            --

Accounts receivable from IDS Life for contract purchase payments               19,672         1,534         1,176

Receivable from mutual funds and portfolios for share redemptions               2,303           685           169
-----------------------------------------------------------------------------------------------------------------
Total assets                                                                3,600,304     1,060,872       271,671
=================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                              2,303           685           169

    Contract terminations                                                          --            --            --

Payable to mutual funds and portfolios for investments purchased               31,915         1,534         1,176
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                              34,218         2,219         1,345
-----------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $ 3,566,086   $ 1,058,653   $   270,326
=================================================================================================================
Accumulation units outstanding                                              3,029,401     1,199,790       233,481
=================================================================================================================
Net asset value per accumulation unit                                     $      1.18   $      0.88   $      1.16
=================================================================================================================

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                         --------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                 FSV         FIF          FIS          FSE
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $   85,408   $9,152,233   $   69,431   $  358,962
                                                                          -------------------------------------------------
    at market value                                                       $   92,256   $8,711,516   $   68,626   $  348,086

Dividends receivable                                                              --           --           --           --

Accounts receivable from IDS Life for contract purchase payments                 181        6,270           12        1,906

Receivable from mutual funds and portfolios for share redemptions                 52        6,167           48          230
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                                  92,489    8,723,953       68,686      350,222
===========================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                52        6,167           48          230

    Contract terminations                                                         --           --           --           --

Payable to mutual funds and portfolios for investments purchased                 181        6,270           12        1,906
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                233       12,437           60        2,136
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $   92,256   $8,711,516   $   68,626   $  348,086
===========================================================================================================================
Accumulation units outstanding                                                81,251    8,063,174       70,298      342,767
===========================================================================================================================
Net asset value per accumulation unit                                     $     1.14   $     1.08   $     0.98   $     1.02
===========================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                                          ------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                FUE          FMC          FAG
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $1,200,617   $  362,977   $5,904,540
                                                                          ------------------------------------
    at market value                                                       $1,105,891   $  392,653   $4,462,781

Dividends receivable                                                              --           --           --

Accounts receivable from IDS Life for contract purchase payments               6,156        1,673       49,032

Receivable from mutual funds and portfolios for share redemptions                730          260        2,971
--------------------------------------------------------------------------------------------------------------
Total assets                                                               1,112,777      394,586    4,514,784
==============================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                               730          260        2,971

    Contract terminations                                                         --           --           --

Payable to mutual funds and portfolios for investments purchased               6,156        1,673       49,032
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                              6,886        1,933       52,003
--------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $1,105,891   $  392,653   $4,462,781
==============================================================================================================
Accumulation units outstanding                                             1,219,898      327,812    5,937,849
==============================================================================================================
Net asset value per accumulation unit                                     $     0.91   $     1.20   $     0.75
==============================================================================================================


See accompanying notes to financial statements.

-------------------------------------------------------------------------------
50 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS


                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                          -------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                 FGT          FIG          FIP          FGW
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $5,232,572   $5,488,066   $  279,386   $2,162,917
                                                                          -------------------------------------------------
    at market value                                                       $3,876,901   $4,782,730   $  275,666   $2,008,415

Dividends receivable                                                              --           --           --           --

Accounts receivable from IDS Life for contract purchase payments              28,463       33,543        1,493       20,279

Receivable from mutual funds and portfolios for share redemptions              2,619        3,174          185        1,241
---------------------------------------------------------------------------------------------------------------------------
Total assets                                                               3,907,983    4,819,447      277,344    2,029,935
===========================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                             2,619        3,174          185        1,241

    Contract terminations                                                         --           --           --           --

Payable to mutual funds and portfolios for investments purchased              28,463       33,543        1,493       20,279
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             31,082       36,717        1,678       21,520
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $3,876,901   $4,782,730   $  275,666   $2,008,415
===========================================================================================================================
Accumulation units outstanding                                             5,390,454    5,721,975      286,622    2,175,333
===========================================================================================================================
Net asset value per accumulation unit                                     $     0.72   $     0.84   $     0.96   $     0.92
===========================================================================================================================

                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                                         -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                 FDS         FPH          FIN
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $2,522,936   $2,858,609   $3,826,882
                                                                          ------------------------------------
    at market value                                                       $2,433,881   $2,523,119   $3,216,828

Dividends receivable                                                              --           --           --

Accounts receivable from IDS Life for contract purchase payments              26,558        7,153       26,082

Receivable from mutual funds and portfolios for share redemptions              1,526        1,739        2,142
--------------------------------------------------------------------------------------------------------------
Total assets                                                               2,461,965    2,532,011    3,245,052
==============================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                             1,526        1,739        2,142

    Contract terminations                                                         --           --           --

Payable to mutual funds and portfolios for investments purchased              26,558        7,153       26,082
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                             28,084        8,892       28,224
--------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $2,433,881   $2,523,119   $3,216,828
==============================================================================================================
Accumulation units outstanding                                             2,518,391    2,796,817    4,467,894
==============================================================================================================
Net asset value per accumulation unit                                     $     0.97   $     0.90   $     0.72
==============================================================================================================

                                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                                         ----------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                  FNO            FVS           FMI         FVA
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $ 372,305,407   $ 4,073,899   $ 830,855   $ 739,801
                                                                          ---------------------------------------------------
    at market value                                                       $ 372,505,272   $ 3,631,022   $ 843,356   $ 814,032

Dividends receivable                                                                 --            --          --          --

Accounts receivable from IDS Life for contract purchase payments                299,762        32,743       1,510      12,066

Receivable from mutual funds and portfolios for share redemptions               271,401         2,381         578         526
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                373,076,435     3,666,146     845,444     826,624
=============================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                              271,401         2,381         578         526

    Contract terminations                                                            --            --          --          --

Payable to mutual funds and portfolios for investments purchased                299,762        32,743       1,510      12,066
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                               571,163        35,124       2,088      12,592
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $ 372,505,272   $ 3,631,022   $ 843,356   $ 814,032
=============================================================================================================================
Accumulation units outstanding                                              205,937,600     4,011,016     735,242     645,018
=============================================================================================================================
Net asset value per accumulation unit                                     $        1.81   $      0.91   $    1.15   $    1.26
=============================================================================================================================

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                         --------------------------------          COMBINED
DECEMBER 31, 2000 (CONTINUED)                                                      FIC              FSP        VARIABLE ACCOUNT
                                                                                                               ----------------
Assets

Investments in shares of mutual funds and portfolios:

    at cost                                                               $    1,733,332   $      902,085       $3,146,280,568
------------------------------------------------------------------------------------------------------------------------------
    at market value                                                       $    1,468,404   $      940,350       $3,265,003,779

Dividends receivable                                                                  --               --            3,960,425

Accounts receivable from IDS Life for contract purchase payments                  28,146           20,924            1,801,517

Receivable from mutual funds and portfolios for share redemptions                    946              617              634,498
------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                   1,497,496          961,891        3,271,400,219
==============================================================================================================================
Liabilities

Payable to IDS Life for:

    Mortality and expense risk fee                                                   946              617            2,327,335

    Contract terminations                                                             --               --               55,084

Payable to mutual funds and portfolios for investments purchased                  28,146           20,924            4,437,414
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 29,092           21,541            6,819,833
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period   $    1,468,404   $      940,350       $3,264,580,386
==============================================================================================================================
Accumulation units outstanding                                                 1,980,589          889,813
=========================================================================================================
Net asset value per accumulation unit                                     $         0.74   $         1.06
=========================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 51

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                         -----------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                                                     U             FEI            Y              V
Investment income

Dividend income from mutual funds and portfolios                           $ 347,499,412    $  24,529    $   794,532    $ 5,321,676

Mortality and expense risk fee                                                14,485,013       22,518        128,499        752,857
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                               333,014,399        2,011        666,033      4,568,819
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                       56,955,980      273,760      7,096,121     11,011,769

    Cost of investments sold                                                  31,468,446      275,677      7,384,493     11,836,905
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       25,487,534       (1,917)      (288,372)      (825,136)

Net change in unrealized appreciation or depreciation of investments        (777,492,931)      49,345      1,074,999        986,190
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                              (752,005,397)      47,428        786,627        161,054
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations            $(418,990,998)   $  49,439    $ 1,452,660    $ 4,729,873
====================================================================================================================================

                                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                                         ------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                                                     IL              X                W

Investment income
Dividend income from mutual funds and portfolios                          $  58,819,246    $  41,234,632    $   3,278,053

Mortality and expense risk fee                                                3,116,827        6,414,426          506,778
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                               55,702,419       34,820,206        2,771,275
=========================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                       5,680,827       40,682,113       33,654,439

    Cost of investments sold                                                  4,872,118       29,169,951       33,654,174
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         808,709       11,512,162              265

Net change in unrealized appreciation or depreciation of investments       (156,344,577)    (150,311,571)            (475)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                             (155,535,868)    (138,799,409)            (210)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           $ (99,833,449)   $(103,979,203)   $   2,771,065
=========================================================================================================================

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                        FBC(1)        FBD(1)      FCR(1)        FCM(1)

Investment income
Dividend income from mutual funds and portfolios                               $    1,795    $    7,596   $   10,968    $   46,937

Mortality and expense risk fee                                                      1,876         1,056          234         7,038
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                        (81)        6,540       10,734        39,899
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           159,213        23,281       31,754     1,293,244

    Cost of investments sold                                                      161,552        23,256       36,357     1,293,240
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            (2,339)           25       (4,603)            4

Net change in unrealized appreciation or depreciation of investments              (64,018)        7,819      (18,118)          108
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    (66,357)        7,844      (22,721)          112
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  (66,438)   $   14,384   $  (11,987)   $   40,011
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                               --------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                         FDE(1)        FEM(1)       FEX(1)

Investment income
Dividend income from mutual funds and portfolios                               $    1,683    $      --    $   19,503

Mortality and expense risk fee                                                      1,286          274         1,694
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                        397         (274)       17,809

Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           298,653        8,268        58,827

    Cost of investments sold                                                      296,289        9,354        60,439
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             2,364       (1,086)       (1,612)

Net change in unrealized appreciation or depreciation of investments                2,359      (15,391)      (53,163)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                      4,723      (16,477)      (54,775)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $    5,120    $ (16,751)   $  (36,966)
====================================================================================================================


(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
52 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                        FFI(1)        FGB(1)         FGR(1)         FIE(1)

Investment income
Dividend income from mutual funds and portfolios                               $  2,213   $     1,433    $        --    $    85,907

Mortality and expense risk fee                                                      350           513          9,443          1,247
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    1,863           920         (9,443)        84,660
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                          23,564        83,941         40,668          7,675

    Cost of investments sold                                                     23,329        84,407         46,277          9,213
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             235          (466)        (5,609)        (1,538)

Net change in unrealized appreciation or depreciation of investments              2,644         8,448       (913,680)      (132,389)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    2,879         7,982       (919,289)      (133,927)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  4,742   $     8,902    $  (928,732)   $   (49,267)
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                               --------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                        FMF(1)        FND            FIV(1)

Investment income
Dividend income from mutual funds and portfolios                               $  22,412   $ 2,275,914    $    3,383

Mortality and expense risk fee                                                       834       169,645         1,789
---------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    21,578     2,106,269         1,594
=====================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           13,797       324,608        19,891

    Cost of investments sold                                                      14,102       321,917        20,682
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             (305)        2,691          (791)

Net change in unrealized appreciation or depreciation of investments             (37,843)   (5,918,989)      (57,877)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (38,148)   (5,916,298)      (58,668)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $ (16,570)  $(3,810,029)   $  (57,074)
=====================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                         -----------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                        FSM(1)        FSA(1)        FCA(1)       FCD(1)

Investment income
Dividend income from mutual funds and portfolios                               $  11,432    $    644,605    $   38,739    $      --

Mortality and expense risk fee                                                       933           5,569         3,302        1,919
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    10,499         639,036        35,437       (1,919)
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           14,366          30,188        18,378        8,063

    Cost of investments sold                                                      15,317          30,414        20,210        8,381
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             (951)           (226)       (1,832)        (318)

Net change in unrealized appreciation or depreciation of investments             (12,835)     (1,125,698)     (297,445)     (13,721)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (13,786)     (1,125,924)     (299,277)     (14,039)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  (3,287)   $   (486,888)   $ (263,840)   $ (15,958)
====================================================================================================================================

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                               ----------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                           FGI          FIR(1)         FVL

Investment income
Dividend income from mutual funds and portfolios                               $ 13,322,551    $      --    $   221,311

Mortality and expense risk fee                                                    4,015,010        2,014         61,660
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    9,307,541       (2,014)       159,651
=======================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           2,402,422       12,700        348,443

    Cost of investments sold                                                      1,825,867       13,463        351,096
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             576,555         (763)        (2,653)

Net change in unrealized appreciation or depreciation of investments            (86,286,587)     (33,614)     1,521,164
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (85,710,032)     (34,377)     1,518,511
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(76,402,491)   $ (36,391)   $ 1,678,162
=======================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 53

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                               ---------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                       FSB(1)        FEG(1)         FSC          FGC(1)
Investment income

Dividend income from mutual funds and portfolios                               $   4,880    $      541    $ 3,515,433   $       --

Mortality and expense risk fee                                                       199         1,553        104,712        2,702
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) ---net                                                    4,681        (1,012)     3,410,721       (2,702)
==================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                            6,356       128,666        210,333       16,982

    Cost of investments sold                                                       6,451       129,509        208,043       16,816
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (95)         (843)         2,290          166

Net change in unrealized appreciation or depreciation of investments              (9,520)      (53,124)    (7,007,504)     (29,222)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    (9,615)      (53,967)    (7,005,214)     (29,056)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  (4,934)   $  (54,979)   $(3,594,493)  $  (31,758)
==================================================================================================================================

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                        FMP(1)       FOS(1)         FRE(1)

Investment income
Dividend income from mutual funds and portfolios                               $  12,243   $       --    $        --

Mortality and expense risk fee                                                     7,053        2,086            529
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) ---net                                                    5,190       (2,086)          (529)
====================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           51,981       31,960         13,503

    Cost of investments sold                                                      50,369       33,982         13,142
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            1,612       (2,022)           361

Net change in unrealized appreciation or depreciation of investments             138,514      (76,185)        13,176
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   140,126      (78,207)        13,537
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $ 145,316   $  (80,293)   $    13,008
====================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                       FSV(1)         FIF          FIS(1)        FSE(1)

Investment income
Dividend income from mutual funds and portfolios                               $     --    $   622,380    $        --    $   10,978

Mortality and expense risk fee                                                      138         56,511            146           758
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) ---net                                                    (138)       565,869           (146)       10,220
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                           8,767        465,642          7,893         4,776

    Cost of investments sold                                                      8,615        474,209          8,097         4,842
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             152         (8,567)          (204)          (66)

Net change in unrealized appreciation or depreciation of investments              6,848       (656,374)          (805)      (10,876)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    7,000       (664,941)        (1,009)      (10,942)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  6,862    $   (99,072)   $    (1,155)   $     (722)
====================================================================================================================================

                                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                                               --------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                       FUE(1)         FMC(1)        FAG(1)

Investment income
Dividend income from mutual funds and portfolios                               $ 12,932    $    11,923   $    53,143

Mortality and expense risk fee                                                    2,406            694        11,153
---------------------------------------------------------------------------------------------------------------------
Investment income (loss) ---net                                                  10,526         11,229        41,990
=====================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                          12,841         11,418        91,251

    Cost of investments sold                                                     13,299         11,025       101,933
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            (458)           393       (10,682)

Net change in unrealized appreciation or depreciation of investments            (94,726)        29,676    (1,441,759)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (95,184)        30,069    (1,452,441)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(84,658)   $    41,298   $(1,410,451)
=====================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
54 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS


                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                         FGT(1)         FIG(1)       FIP(1)        FGW(1)
Investment income

Dividend income from mutual funds and portfolios                               $    23,195    $   50,889    $   3,319    $      --

Mortality and expense risk fee                                                      11,071        11,826          627        3,951
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                      12,124        39,063        2,692       (3,951)
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                            111,697         2,921        6,932        3,040

    Cost of investments sold                                                       121,628         2,975        6,814        2,929
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             (9,931)          (54)         118          111

Net change in unrealized appreciation or depreciation of investments            (1,355,671)     (705,336)      (3,720)    (154,502)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (1,365,602)     (705,390)      (3,602)    (154,391)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(1,353,478)   $ (666,327)   $    (910)   $(158,342)
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                               --------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                         FDS(1)         FPH         FIN(1)

Investment income
Dividend income from mutual funds and portfolios                               $        --    $  168,082    $      --

Mortality and expense risk fee                                                       4,504        16,885        7,696
---------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                      (4,504)      151,197       (7,696)
=====================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                             15,133       523,339      133,693

    Cost of investments sold                                                        16,241       537,751      160,569
---------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             (1,108)      (14,412)     (26,876)

Net change in unrealized appreciation or depreciation of investments               (89,055)     (353,695)    (610,054)
---------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                     (90,163)     (368,107)    (636,930)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $   (94,667)   $ (216,910)   $(644,626)
=====================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                           FNO         FVS(1)       FMI(1)       FVA(1)
Investment income

Dividend income from mutual funds and portfolios                               $  33,097,945   $      --    $    22,471   $     596

Mortality and expense risk fee                                                     3,946,788       7,332          2,145       1,610
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    29,151,157      (7,332)        20,326      (1,014)
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                            1,173,957      14,484         130,038     146,969

    Cost of investments sold                                                         830,987      14,167         124,263     140,488
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              342,970         317           5,775       6,481

Net change in unrealized appreciation or depreciation of investments            (166,014,933)   (442,877)         12,501      74,231
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (165,671,963)   (442,560)         18,276      80,712
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(136,520,806)  $(449,892)   $     38,602   $  79,698
====================================================================================================================================

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                               ----------------------------------------------
                                                                                                                 COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                         FIC(1)        FSP(1)      VARIABLE ACCOUNT
Dividend income from mutual funds and portfolios                               $          --    $      --      $511,301,412
Mortality and expense risk fee                                                         3,423        1,991        33,925,093
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                        (3,423)     (1,991)       477,376,319
===========================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:

    Proceeds from sales                                                               36,203       11,805       163,949,533

    Cost of investments sold                                                          38,777       11,976       126,416,823
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               (2,574)        (171)       37,532,710

Net change in unrealized appreciation or depreciation of investments                (264,928)      38,265    (1,354,539,501)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                      (267,502)      38,094    (1,317,006,791)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $    (270,925)   $  36,103   $  (839,630,472)
===========================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 55

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                                                       U          FEI(1)        Y              V
Investment income

Dividend income from mutual funds and portfolios                               $          --   $   634   $   940,641    $ 6,162,508
Mortality and expense risk fee                                                     9,348,608     2,388       150,069        766,679
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    (9,348,608)   (1,754)      790,572      5,395,829
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                           39,993,663     6,434     3,213,588      6,580,661
    Cost of investments sold                                                      30,235,968     6,490     3,314,366      6,850,009
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            9,757,695       (56)     (100,778)      (269,348)
Net change in unrealized appreciation or depreciation of investments             724,869,085    36,421    (1,155,624)    (5,531,675)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   734,626,780    36,365    (1,256,402)    (5,801,023)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $ 725,278,172   $34,611   $  (465,830)   $  (405,194)
====================================================================================================================================


                                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                                                      ----------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                                                              IL              X               W
Investment income

Dividend income from mutual funds and portfolios                                      $   7,448,000   $  18,134,661   $   2,146,451
Mortality and expense risk fee                                                            2,559,090       5,574,388         416,151
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                            4,888,910      12,560,273       1,730,300
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                                   4,607,322      18,745,240       8,922,156
    Cost of investments sold                                                              3,679,413      14,868,592       8,922,130
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                     927,909       3,876,648              26
Net change in unrealized appreciation or depreciation of investments                     89,942,800     119,944,554             794
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                           90,870,709     123,821,202             820
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       $  95,759,619   $ 136,381,475   $   1,731,120
====================================================================================================================================

(1) For the period June 17, 1999 (commencement of operations) to Dec. 31, 1999.

                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                               ----------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)                                       FND(1)          FGI          FVL(2)      FIF(2)
Investment income

Dividend income from mutual funds and portfolios                                  $5,816   $ 3,192,821     $     --     $     --
Mortality and expense risk fee                                                     1,261     2,295,169        5,358        3,575
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                     4,555       897,652       (5,358)      (3,575)
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                              244            --        5,084        2,348
    Cost of investments sold                                                         245            --        5,236        2,344
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               (1)           --         (152)           4
Net change in unrealized appreciation or depreciation of investments             133,002    82,169,165      (92,108)     215,657
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   133,001    82,169,165      (92,260)     215,661
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $137,556   $83,066,817     $(97,618)    $212,086
====================================================================================================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                             -------------------------------------      COMBINED
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)                                     FPH(2)         FNO          FSC(2)   VARIABLE ACCOUNT
Investment income

Dividend income from mutual funds and portfolios                             $      --    $ 2,245,498    $  95,880   $   40,372,910
Mortality and expense risk fee                                                   1,708      1,911,771        6,350       23,042,565
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                  (1,708)       333,727       89,530       17,330,345
====================================================================================================================================
Realized and unrealized gain (loss) on investments-- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                        171,245         14,996       20,532       82,283,513
    Cost of investments sold                                                   168,854          9,702       16,890       68,080,239
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          2,391          5,294        3,642       14,203,274
Net change in unrealized appreciation or depreciation of investments            18,205    139,915,127    1,004,239    1,151,469,642
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  20,596    139,920,421    1,007,881    1,165,672,916
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $ 18,888   $140,254,148   $1,097,411   $1,183,003,261
====================================================================================================================================

(1) For the period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.
(2) For the period May 3, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
56 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                                 ---------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                                                          U              Y           V            IL
Investment income

Dividend income from mutual funds and portfolios                                 $127,552,190  $   651,047  $ 5,482,824  $10,109,537
Mortality and expense risk fee                                                      7,017,729       95,855      673,510    1,923,842
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    120,534,461      555,192    4,809,314    8,185,695
====================================================================================================================================
Realized and unrealized gain (loss) on investments -- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                             9,112,329    2,869,520    2,569,475    1,835,092
    Cost of investments sold                                                        7,404,017    2,821,030    2,534,204    1,688,869
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                             1,708,312       48,490       35,271      146,223
Net change in unrealized appreciation or depreciation of investments              (54,778,267)     143,444   (1,588,877)  27,604,400
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    (53,069,955)     191,934   (1,553,606)  27,750,623
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $ 67,464,506  $   747,126  $ 3,255,708  $35,936,318
====================================================================================================================================

                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                                 ---------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                                                          X             W          FGI          FNO
Investment income

Dividend income from mutual funds and portfolios                                 $44,064,797  $ 1,502,154  $ 2,141,220  $   962,047
Mortality and expense risk fee                                                     4,505,632      274,445      894,291      771,763
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    39,559,165    1,227,709    1,246,929      190,284
====================================================================================================================================
Realized and unrealized gain (loss) on investments -- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                            3,977,679   12,888,386      352,149          285
    Cost of investments sold                                                       3,476,801   12,888,474      309,487          297
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              500,878          (88)      42,662          (12)
Net change in unrealized appreciation or depreciation of investments              24,071,107           50   26,122,797   21,170,328
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    24,571,985          (38)  26,165,459   21,170,316
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $64,131,150  $ 1,227,671  $27,412,388  $21,360,600
====================================================================================================================================

                                                                                                                         COMBINED
YEAR ENDED DECEMBER 31, 1998                                                                                        VARIABLE ACCOUNT
                                                                                                                    ----------------
Investment income

Dividend income from mutual funds and portfolios                                                                      $192,465,816
Mortality and expense risk fee                                                                                          16,157,067
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                                                         176,308,749
====================================================================================================================================
Realized and unrealized gain (loss) on investments -- net

Realized gain (loss) on sales of investments in mutual funds and portfolios:
    Proceeds from sales                                                                                                 33,604,915
    Cost of investments sold                                                                                            31,123,179
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                                  2,481,736
Net change in unrealized appreciation or depreciation of investments                                                    42,744,982
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                                          45,226,718
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                       $221,535,467
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  57

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                        -----------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                                                   U               FEI            Y             V
Operations

Investment income (loss)-- net                                          $  333,014,399     $    2,011    $   666,033   $ 4,568,819
Net realized gain (loss) on investments                                     25,487,534         (1,917)      (288,372)     (825,136)
Net change in unrealized appreciation or depreciation of investments      (777,492,931)        49,345      1,074,999       986,190
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (418,990,998)        49,439      1,452,660     4,729,873
====================================================================================================================================
Contract transactions

Contract purchase payments                                                 142,551,130        834,271      2,934,146    12,895,202
Net transfers(1)                                                            52,186,807      1,427,989     (6,381,777)   (7,039,945)
Transfers for policy loans                                                 (24,554,955)       (26,130)      (128,655)     (394,956)
Policy charges                                                             (41,963,705)       (95,944)    (1,132,765)   (4,991,894)
Contract terminations:
    Surrender benefits                                                    (102,251,190)       (14,432)      (712,713)   (4,355,035)
    Death benefits                                                          (3,753,082)            --        (38,865)     (356,059)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                              22,215,005      2,125,754     (5,460,629)   (4,242,687)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          1,642,089,713      1,344,953     17,551,392    84,989,213
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $1,245,313,720     $3,520,146    $13,543,423   $85,476,399
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                     211,900,458      1,384,653      8,219,277    37,532,704
Contract purchase payments                                                  18,918,978        884,575      1,330,009     5,623,325
Net transfers(1)                                                             6,847,078      1,518,868     (2,926,911)   (3,064,783)
Transfers for policy loans                                                  (3,199,365)       (27,990)       (57,664)     (171,718)
Policy charges                                                              (5,549,793)      (101,199)      (503,797)   (2,162,816)
Contract terminations:
    Surrender benefits                                                     (13,323,969)       (15,688)      (332,510)   (1,965,515)
    Death benefits                                                            (331,075)            --        (15,079)     (100,870)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                           215,262,312      3,643,219      5,713,325    35,690,327
====================================================================================================================================

                                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                                                      --------------------------------------------
YEAR ENDED DECEMBER 31, 2000                                                                IL             X                W

Operations
Investment income (loss)-- net                                                        $  55,702,419  $  34,820,206    $  2,771,275
Net realized gain (loss) on investments                                                     808,709     11,512,162             265
Net change in unrealized appreciation or depreciation of investments                   (156,344,577)  (150,311,571)           (475)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (99,833,449)  (103,979,203)      2,771,065
====================================================================================================================================
Contract transactions

Contract purchase payments                                                               51,956,422     72,671,687      38,949,316
Net transfers(1)                                                                         31,976,752     (3,176,411)    (37,524,685)
Transfers for policy loans                                                               (4,136,345)    (8,425,859)         98,516
Policy charges                                                                           (9,940,449)   (24,935,490)     (5,780,575)
Contract terminations:
    Surrender benefits                                                                  (21,634,665)   (43,969,410)     (4,308,054)
    Death benefits                                                                         (788,496)    (1,833,315)       (136,587)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                           47,433,219     (9,668,798)     (8,702,069)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                         372,434,711    722,152,290      63,121,204
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                             $ 320,034,481  $ 608,504,289    $ 57,190,200
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                  129,850,236    145,546,914      36,916,076
Contract purchase payments                                                               20,834,989     14,611,983      22,249,200
Net transfers(1)                                                                         12,112,801       (612,950)    (13,458,135)
Transfers for policy loans                                                               (1,670,342)    (1,682,213)     (8,015,598)
Policy charges                                                                           (3,982,378)    (5,001,933)     (3,292,338)
Contract terminations:
    Surrender benefits                                                                   (8,673,455)    (8,949,062)     (2,525,116)
    Death benefits                                                                         (171,030)      (205,848)        (32,228)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                        148,300,821    143,706,891      31,841,861
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
58  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                           ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                     FBC(1)         FBD(1)         FCR(1)       FCM(1)
Operations

Investment income (loss)-- net                                             $       (81)    $    6,540      $  10,734  $     39,899
Net realized gain (loss) on investments                                         (2,339)            25         (4,603)            4
Net change in unrealized appreciation or depreciation of investments           (64,018)         7,819        (18,118)          108
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                (66,438)        14,384        (11,987)       40,011
====================================================================================================================================
Contract transactions

Contract purchase payments                                                     104,200        140,996         22,419     2,264,370
Net transfers(2)                                                               806,839        465,028         89,950     1,961,253
Transfers for policy loans                                                          --             --             --       (40,922)
Policy charges                                                                 (11,755)       (10,235)        (2,521)     (127,957)
Contract terminations:
    Surrender benefits                                                            (337)           (18)           (93)           (7)
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 898,947        595,771        109,755     4,056,737
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                     --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $832,509       $610,155      $  97,768    $4,096,748
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                              --             --             --            --
Contract purchase payments                                                     110,495        134,318         24,103     2,215,212
Net transfers(2)                                                               834,993        443,788         93,746     1,923,699
Transfers for policy loans                                                          --             --             --       (40,022)
Policy charges                                                                 (12,448)        (9,634)        (2,764)     (125,107)
Contract terminations:
    Surrender benefits                                                            (378)          (107)           (92)           (6)
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                               932,662        568,365        114,993     3,973,776
====================================================================================================================================


                                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                                                        --------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                                 FDE(1)         FEM(1)           FEX(1)
Operations

Investment income (loss)-- net                                                          $       397    $      (274)      $  17,809
Net realized gain (loss) on investments                                                       2,364         (1,086)         (1,612)
Net change in unrealized appreciation or depreciation of investments                          2,359        (15,391)        (53,163)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               5,120        (16,751)        (36,966)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                                   70,369         18,219         114,245
Net transfers(2)                                                                            146,828        110,002         678,697
Transfers for policy loans                                                                   50,111             --          (1,409)
Policy charges                                                                               (3,256)        (1,703)         (9,209)
Contract terminations:
    Surrender benefits                                                                           --           (316)             --
    Death benefits                                                                               --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                              264,052        126,202         782,324
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                  --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                  $269,172       $109,451        $745,358
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                           --             --              --
Contract purchase payments                                                                   71,190         21,321         118,277
Net transfers(2)                                                                            153,556        122,228         697,062
Transfers for policy loans                                                                   51,472             --          (1,521)
Policy charges                                                                               (3,366)        (2,006)         (9,626)
Contract terminations:
    Surrender benefits                                                                           --           (389)             --
    Death benefits                                                                               --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                            272,852        141,154         804,192
====================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  59

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                                           ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                   FFI(1)        FGB(1)         FGR(1)        FIE(1)

Operations

Investment income (loss)-- net                                             $    1,863     $      920    $    (9,443)   $   84,660
Net realized gain (loss) on investments                                           235           (466)        (5,609)       (1,538)
Net change in unrealized appreciation or depreciation of investments            2,644          8,448       (913,680)     (132,389)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 4,742          8,902       (928,732)      (49,267)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                     23,744         46,076      1,263,017        86,773
Net transfers(2)                                                              103,751        189,877      4,277,184       457,372
Transfers for policy loans                                                         --        (27,478)       (10,762)       (3,394)
Policy charges                                                                 (4,796)        (2,874)       (91,155)      (15,343)
Contract terminations:
    Surrender benefits                                                             --             --        (15,083)           --
    Death benefits                                                                 --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                122,699        205,601      5,423,201       525,408
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                    --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $127,441       $214,503     $4,494,469     $ 476,141
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                             --             --             --            --
Contract purchase payments                                                     22,744         45,005      1,410,239        96,308
Net transfers(2)                                                              100,649        185,233      4,557,897       478,092
Transfers for policy loans                                                         --        (27,115)       (11,571)       (3,715)
Policy charges                                                                 (4,581)        (2,802)      (101,905)      (16,660)
Contract terminations:
    Surrender benefits                                                             --             --        (19,641)           --
    Death benefits                                                                 --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              118,812        200,321      5,835,019       554,025
====================================================================================================================================


                                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                                          ------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                                  FMF(1)          FND           FIV(1)

Operations
Investment income (loss)-- net                                                            $  21,578     $  2,106,269    $    1,594
Net realized gain (loss) on investments                                                        (305)           2,691          (791)
Net change in unrealized appreciation or depreciation of investments                        (37,843)      (5,918,989)      (57,877)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             (16,570)      (3,810,029)      (57,074)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                                   84,538       10,607,630       196,723
Net transfers(2)                                                                            517,128       25,788,226       832,137
Transfers for policy loans                                                                   (1,779)        (253,720)           --
Policy charges                                                                              (16,771)      (1,212,450)      (18,481)
Contract terminations:
    Surrender benefits                                                                           --          (91,535)          (66)
    Death benefits                                                                               --         (112,606)           --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                              583,116       34,725,545     1,010,313
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                  --        2,571,268            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                  $566,546      $33,486,784    $  953,239
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                           --        2,231,692            --
Contract purchase payments                                                                   84,366        9,223,111       204,670
Net transfers(2)                                                                            525,208       22,264,142       866,646
Transfers for policy loans                                                                   (1,804)        (221,198)           --
Policy charges                                                                              (17,235)      (1,050,928)      (19,457)
Contract terminations:
    Surrender benefits                                                                           --         (191,741)          (70)
    Death benefits                                                                               --               --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                            590,535       32,255,078     1,051,789
====================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
60  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                              ------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                     FSM(1)       FSA(1)          FCA(1)        FCD(1)
Operations

Investment income (loss)-- net                                                $ 10,499    $   639,036     $   35,437    $   (1,919)
Net realized gain (loss) on investments                                           (951)          (226)        (1,832)         (318)
Net change in unrealized appreciation or depreciation of investments           (12,835)    (1,125,698)      (297,445)      (13,721)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (3,287)      (486,888)      (263,840)      (15,958)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                     109,102        644,853        429,614       236,263
Net transfers(2)                                                               388,108      2,351,941      1,425,170       822,246
Transfers for policy loans                                                         (25)          (788)        (3,663)       (1,816)
Policy charges                                                                  (5,604)       (50,986)       (28,974)      (13,759)
Contract terminations:
    Surrender benefits                                                             (52)        (9,278)          (284)         (682)
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 491,529      2,935,742      1,821,863     1,042,252
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                     --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $488,242    $ 2,448,854     $1,558,023    $1,026,294
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                              --             --             --            --
Contract purchase payments                                                     109,354        633,604        428,470       234,139
Net transfers(2)                                                               386,429      2,254,355      1,381,301       806,285
Transfers for policy loans                                                          47           (767)        (3,435)       (1,890)
Policy charges                                                                  (5,669)       (51,689)       (29,613)      (13,705)
Contract terminations:
    Surrender benefits                                                             (49)       (11,055)          (296)         (695)
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                               490,112      2,824,448      1,776,427     1,024,134
====================================================================================================================================


                                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                                                       ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                                 FGI             FIR(1)          FVL
Operations

Investment income (loss)-- net                                                         $  9,307,541     $   (2,014)    $   159,651
Net realized gain (loss) on investments                                                     576,555           (763)         (2,653)
Net change in unrealized appreciation or depreciation of investments                    (86,286,587)       (33,614)      1,521,164
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (76,402,491)       (36,391)      1,678,162
====================================================================================================================================
Contract transactions

Contract purchase payments                                                               89,412,868        234,757       2,610,913
Net transfers(2)                                                                         71,447,690        886,154       3,422,828
Transfers for policy loans                                                               (4,993,657)         2,229         (46,021)
Policy charges                                                                          (15,504,088)       (13,139)       (290,867)
Contract terminations:
    Surrender benefits                                                                  (23,606,538)            --         (43,160)
    Death benefits                                                                         (684,385)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                          116,071,890      1,110,001       5,653,693
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                         389,883,136             --       3,136,167
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                              $429,552,535     $1,073,610     $10,468,022
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                  185,561,217             --       3,552,663
Contract purchase payments                                                               43,192,439        255,800       2,982,264
Net transfers(2)                                                                         34,206,463        940,356       4,019,467
Transfers for policy loans                                                               (2,397,853)         2,273         (53,117)
Policy charges                                                                           (7,416,566)       (14,288)       (317,570)
Contract terminations:
    Surrender benefits                                                                  (11,572,143)            --         (56,255)
    Death benefits                                                                         (148,693)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                        241,424,864      1,184,141      10,127,452
====================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  61

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                              ------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                     FSB(1)         FEG(1)         FSC           FGC(1)
Operations

Investment income (loss)-- net                                                $  4,681       $ (1,012)   $ 3,410,721    $   (2,702)
Net realized gain (loss) on investments                                            (95)          (843)         2,290           166
Net change in unrealized appreciation or depreciation of investments            (9,520)       (53,124)    (7,007,504)      (29,222)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 (4,934)       (54,979)    (3,594,493)      (31,758)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                      12,079        144,410      5,295,168       312,137
Net transfers(2)                                                               104,532        602,134     10,614,696     1,032,593
Transfers for policy loans                                                          --         (1,805)      (139,940)       (3,629)
Policy charges                                                                    (764)        (9,498)      (526,266)      (19,073)
Contract terminations:
    Surrender benefits                                                              --            (11)       (50,167)          (51)
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 115,847        735,230     15,193,491     1,321,977
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                     --             --      4,224,633            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                     $110,913       $680,251    $15,823,631    $1,290,219
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                              --             --      2,450,743            --
Contract purchase payments                                                      12,046        137,831      3,237,293       306,896
Net transfers(2)                                                               102,968        567,880      6,067,064     1,017,404
Transfers for policy loans                                                          --         (1,644)       (85,347)       (3,690)
Policy charges                                                                    (758)        (9,292)      (318,100)      (18,796)
Contract terminations:
    Surrender benefits                                                              --            (12)       (40,931)          (65)
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                               114,256        694,763     11,310,722     1,301,749
====================================================================================================================================


                                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                                                         -------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                                 FMP(1)          FOS(1)           FRE(1)
Operations

Investment income (loss)-- net                                                           $    5,190     $   (2,086)       $   (529)
Net realized gain (loss) on investments                                                       1,612         (2,022)            361
Net change in unrealized appreciation or depreciation of investments                        138,514        (76,185)         13,176
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             145,316        (80,293)         13,008
====================================================================================================================================
Contract transactions

Contract purchase payments                                                                  681,806        174,926          42,843
Net transfers(2)                                                                          2,779,901        985,672         218,231
Transfers for policy loans                                                                   10,755         (7,967)             --
Policy charges                                                                              (48,518)       (13,685)         (3,756)
Contract terminations:
    Surrender benefits                                                                       (3,174)            --              --
    Death benefits                                                                               --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                            3,420,770      1,138,946         257,318
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                  --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                $3,566,086     $1,058,653        $270,326
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                           --             --              --
Contract purchase payments                                                                  603,048        186,000          38,624
Net transfers(2)                                                                          2,462,748      1,037,361         198,268
Transfers for policy loans                                                                    9,370         (8,778)             --
Policy charges                                                                              (42,844)       (14,793)         (3,411)
Contract terminations:
    Surrender benefits                                                                       (2,921)            --              --
    Death benefits                                                                               --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                          3,029,401      1,199,790         233,481
====================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
62  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                               ----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      FSV(1)         FIF            FIS(1)       FSE(1)
Operations

Investment income (loss)-- net                                                 $  (138)    $  565,869        $  (146)     $ 10,220
Net realized gain (loss) on investments                                            152         (8,567)          (204)          (66)
Net change in unrealized appreciation or depreciation of investments             6,848       (656,374)          (805)      (10,876)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  6,862        (99,072)        (1,155)         (722)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                       7,718      2,687,015         33,837        47,299
Net transfers(2)                                                                78,776      3,849,292         37,301       308,114
Transfers for policy loans                                                          --        (59,752)            --          (914)
Policy charges                                                                  (1,100)      (266,221)        (1,357)       (5,691)
Contract terminations:
    Surrender benefits                                                              --        (29,015)            --            --
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                  85,394      6,181,319         69,781       348,808
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                     --      2,629,269             --            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                      $92,256     $8,711,516        $68,626      $348,086
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                              --      2,354,573             --            --
Contract purchase payments                                                       7,655      2,491,291         34,285        46,679
Net transfers(2)                                                                74,618      3,547,993         37,408       302,704
Transfers for policy loans                                                          --        (55,483)            --          (950)
Policy charges                                                                  (1,022)      (240,329)        (1,395)       (5,666)
Contract terminations:
    Surrender benefits                                                              --        (34,871)            --            --
    Death benefits                                                                  --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                81,251      8,063,174         70,298       342,767
====================================================================================================================================


                                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                                                         -------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                                  FUE(1)         FMC(1)         FAG(1)

Operations
Investment income (loss)-- net                                                           $   10,526       $ 11,229      $   41,990
Net realized gain (loss) on investments                                                        (458)           393         (10,682)
Net change in unrealized appreciation or depreciation of investments                        (94,726)        29,676      (1,441,759)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                             (84,658)        41,298      (1,410,451)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                                  338,801         48,033       1,283,945
Net transfers(2)                                                                            871,469        308,060       4,727,380
Transfers for policy loans                                                                   (3,385)            --         (43,688)
Policy charges                                                                              (16,250)        (4,738)        (94,133)
Contract terminations:
    Surrender benefits                                                                          (86)            --            (272)
    Death benefits                                                                               --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                            1,190,549        351,355       5,873,232
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                  --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                $1,105,891       $392,653      $4,462,781
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                           --             --              --
Contract purchase payments                                                                  351,861         43,992       1,362,241
Net transfers(2)                                                                            888,546        288,158       4,729,084
Transfers for policy loans                                                                   (3,390)            --         (50,148)
Policy charges                                                                              (17,023)        (4,338)       (103,008)
Contract terminations:
    Surrender benefits                                                                          (96)            --            (320)
    Death benefits                                                                               --             --              --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                          1,219,898        327,812       5,937,849
====================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  63

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SEGREGATED ASSET SUBACCOUNTS
                                               ------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)          FGT(1)         FIG(1)         FIP(1)         FGW(1)
OPERATIONS

Investment income (loss)-- net                 $    12,124    $    39,063    $     2,692    $    (3,951)
Net realized gain (loss) on
  investments                                       (9,931)           (54)           118            111
Net change in unrealized
  appreciation or depreciation
  of investments                                (1,355,671)      (705,336)        (3,720)      (154,502)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations              (1,353,478)      (666,327)          (910)      (158,342)

CONTRACT TRANSACTIONS

Contract purchase payments                       1,060,032      1,075,188         29,408        407,460
Net transfers(2)                                 4,276,308      4,468,983        251,551      1,790,022
Transfers for policy loans                         (19,180)       (18,478)          --           (2,634)
Policy charges                                     (67,251)       (71,250)        (4,383)       (27,775)
Contract terminations:
     Surrender benefits                            (19,530)        (5,386)          --             (316)
     Death benefits                                   --             --             --             --
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                          5,230,379      5,449,057        276,576      2,166,757
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       --             --             --             --
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 3,876,901    $ 4,782,730    $   275,666    $ 2,008,415
===========================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at
  beginning of year                                     --            --             --             --
Contract purchase payments                       1,155,286      1,147,782         30,665        413,644
Net transfers(2)                                 4,358,020      4,679,189        260,560      1,793,494
Transfers for policy loans                         (21,981)       (20,692)          --           (3,106)
Policy charges                                     (74,715)       (78,070)        (4,603)       (28,397)
Contract terminations:
     Surrender benefits                            (26,156)        (6,234)          --             (302)
     Death benefits                                   --             --             --             --
-----------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 5,390,454      5,721,975        286,622      2,175,333
===========================================================================================================

                                                       SEGREGATED ASSET SUBACCOUNTS
                                               ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)           FDS(1)           FPH          FIN(1)

OPERATIONS
Investment income (loss)-- net                  $    (4,504)   $   151,197    $    (7,696)
Net realized gain (loss) on
  investments                                        (1,108)       (14,412)       (26,876)
Net change in unrealized
  appreciation or depreciation
  of investments                                    (89,055)      (353,695)      (610,054)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets resulting from operations                  (94,667)      (216,910)      (644,626)

CONTRACT TRANSACTIONS

Contract purchase payments                          427,490        745,173      1,197,925
Net transfers(2)                                  2,141,554      1,174,500      2,740,150
Transfers for policy loans                          (11,105)       (23,280)       (12,394)
Policy charges                                      (29,299)       (91,968)       (57,511)
Contract terminations:
     Surrender benefits                                 (92)        (3,890)        (6,716)
     Death benefits                                    --             --             --
--------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions                           2,528,548      1,800,535      3,861,454
--------------------------------------------------------------------------------------------
Net assets at beginning of year                        --          939,494           --
--------------------------------------------------------------------------------------------
Net assets at end of year                       $ 2,433,881    $ 2,523,119    $ 3,216,828
=============================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at
  beginning of year                                     --          944,282           --
Contract purchase payments                          433,204        772,810      1,454,908
Net transfers(2)                                  2,126,263      1,204,865      3,107,984
Transfers for policy loans                          (10,916)       (24,735)       (14,066)
Policy charges                                      (30,064)       (94,994)       (71,309)
Contract terminations:
     Surrender benefits                                 (96)        (5,411)        (9,623)
     Death benefits                                    --             --             --
--------------------------------------------------------------------------------------------
Units outstanding at end of year                  2,518,391      2,796,817      4,467,894
============================================================================================

(1)  For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

(2)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
64 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                           ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      FNO             FVS(1)        FMI(1)         FVA(1)

Operations
Investment income (loss)-- net                                             $  29,151,157     $   (7,332)     $ 20,326      $ (1,014)
Net realized gain (loss) on investments                                          342,970            317         5,775         6,481
Net change in unrealized appreciation or depreciation of investments        (166,014,933)      (442,877)       12,501        74,231
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             (136,520,806)      (449,892)       38,602        79,698
====================================================================================================================================
Contract transactions

Contract purchase payments                                                    82,453,217        915,177       112,567        91,404
Net transfers(2)                                                              94,530,584      3,237,698       704,522       653,502
Transfers for policy loans                                                    (5,396,932)        (6,017)       (2,589)          236
Policy charges                                                               (13,610,203)       (63,802)       (9,746)       (9,216)
Contract terminations:
    Surrender benefits                                                       (25,064,150)        (2,142)           --        (1,592)
    Death benefits                                                              (572,987)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                               132,339,529      4,080,914       804,754       734,334
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                              376,686,549             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $372,505,272     $3,631,022      $843,356      $814,032
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                       152,538,827             --            --            --
Contract purchase payments                                                    33,862,901        915,898       101,290        79,089
Net transfers(2)                                                              37,583,927      3,167,715       645,178       575,087
Transfers for policy loans                                                    (2,185,599)        (5,859)       (2,381)          176
Policy charges                                                                (5,537,973)       (64,432)       (8,845)       (7,937)
Contract terminations:
    Surrender benefits                                                       (10,250,136)        (2,306)           --        (1,397)
    Death benefits                                                               (74,347)            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                             205,937,600      4,011,016       735,242       645,018
====================================================================================================================================


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                                              -------------------------------           COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                         FIC(1)          FSP(1)           VARIABLE ACCOUNT
Operations

Investment income (loss)-- net                                                  $   (3,423)      $ (1,991)          $   477,376,319
Net realized gain (loss) on investments                                             (2,574)          (171)               37,532,710
Net change in unrealized appreciation or depreciation of investments              (264,928)        38,265            (1,354,539,501)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   (270,925)        36,103              (839,630,472)
====================================================================================================================================
Contract transactions

Contract purchase payments                                                         363,459        192,123               531,694,503
Net transfers(2)                                                                 1,398,021        731,728               293,254,413
Transfers for policy loans                                                          (1,353)          (886)              (48,646,415)
Policy charges                                                                     (20,763)       (18,644)             (121,369,606)
Contract terminations:
    Surrender benefits                                                                 (35)           (74)             (226,199,647)
    Death benefits                                                                      --             --                (8,276,382)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                   1,739,329        904,247               420,456,866
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                         --             --             3,683,753,992
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                       $1,468,404       $940,350           $ 3,264,580,386
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year                                                  --             --
Contract purchase payments                                                         434,894        189,329
Net transfers(2)                                                                 1,572,423        719,847
Transfers for policy loans                                                          (1,561)          (855)
Policy charges                                                                     (25,058)       (18,435)
Contract terminations:
    Surrender benefits                                                                (109)           (73)
    Death benefits                                                                      --             --
------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                 1,980,589        889,813
============================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 65

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                           ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                                                    U            FEI(1)          Y              V
OPERATIONS

Investment income (loss)-- net                                             $   (9,348,608)  $   (1,754)   $   790,572   $ 5,395,829
Net realized gain (loss) on investments                                         9,757,695          (56)      (100,778)     (269,348)
Net change in unrealized appreciation or depreciation of investments          724,869,085       36,421     (1,155,624)   (5,531,675)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               725,278,172       34,611       (465,830)     (405,194)
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                    133,387,819      219,594      4,606,568    17,115,531
Net transfers(2)                                                               (1,507,552)   1,105,467      3,044,087    (4,934,698)
Transfers for policy loans                                                    (10,320,087)      (1,603)        68,482      (369,444)
Policy charges                                                                (36,606,464)     (13,116)    (1,208,810)   (5,439,611)
Contract terminations:
    Surrender benefits                                                        (54,718,453)          --     (1,057,962)   (3,511,478)
    Death benefits                                                             (3,766,920)          --        (26,640)     (260,076)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                 26,468,343    1,310,342      5,425,725     2,600,224
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                               890,343,198           --     12,591,497    82,794,183
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                  $1,642,089,713   $1,344,953    $17,551,392   $84,989,213
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                        205,971,122           --      5,728,665    36,389,966
Contract purchase payments                                                     28,418,504      232,022      2,132,600     7,566,628
Net transfers(2)                                                               (1,065,345)   1,168,177      1,392,491    (2,183,191)
Transfers for policy loans                                                     (2,101,106)      (1,662)        31,635      (163,344)
Policy charges                                                                 (7,772,005)     (13,884)      (561,464)   (2,406,056)
Contract terminations:
    Surrender benefits                                                        (10,765,231)          --       (492,290)   (1,556,112)
    Death benefits                                                               (785,481)          --        (12,360)     (115,187)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              211,900,458    1,384,653      8,219,277    37,532,704
====================================================================================================================================


                                                                                                SEGREGATED ASSET SUBACCOUNTS
                                                                                        --------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                                                               IL              X               W
OPERATIONS

Investment income (loss)-- net                                                          $  4,888,910   $ 12,560,273     $ 1,730,300
Net realized gain (loss) on investments                                                      927,909      3,876,648              26
Net change in unrealized appreciation or depreciation of investments                      89,942,800    119,944,554             794
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                           95,759,619    136,381,475       1,731,120
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                                46,485,029     78,106,627      28,730,316
Net transfers(2)                                                                          13,123,757      8,656,652       5,624,410
Transfers for policy loans                                                                (2,095,542)    (6,060,644)       (214,529)
Policy charges                                                                            (9,251,214)   (25,280,787)     (4,227,829)
Contract terminations:
    Surrender benefits                                                                   (13,568,948)   (29,024,745)     (3,173,237)
    Death benefits                                                                          (642,725)    (2,288,733)        (87,071)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                            34,050,357     24,108,370      26,652,060
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                          242,624,735    561,662,445      34,738,024
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                               $372,434,711   $722,152,290     $63,121,204
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                                   114,891,933    139,808,650      21,082,168
Contract purchase payments                                                                20,399,076     18,261,509      17,114,443
Net transfers(2)                                                                           5,576,311      2,005,592       3,296,070
Transfers for policy loans                                                                  (914,316)    (1,404,729)       (123,093)
Policy charges                                                                            (4,064,907)    (5,909,528)     (2,516,618)
Contract terminations:
    Surrender benefits                                                                    (5,752,569)    (6,680,324)     (1,882,111)
    Death benefits                                                                          (285,292)      (534,256)        (54,783)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                                         129,850,236    145,546,914      36,916,076
====================================================================================================================================

(1) For the period June 17, 1999 (commencement of operations) to Dec. 31, 1999.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
66  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                                            --------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)                                     FND(1)          FGI           FVL(2)        FIF(2)
OPERATIONS

Investment income (loss)-- net                                              $    4,555    $    897,652    $   (5,358)    $   (3,575)
Net realized gain (loss) on investments                                             (1)             --          (152)             4
Net change in unrealized appreciation or depreciation of investments           133,002      82,169,165       (92,108)       215,657
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                137,556      83,066,817       (97,618)       212,086
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                     118,620      66,735,825       577,584        383,289
Net transfers(3)                                                             2,347,944     102,414,630     2,724,001      2,065,584
Transfers for policy loans                                                     (21,099)     (1,732,626)       (8,531)        (6,529)
Policy charges                                                                 (11,753)    (10,168,519)      (40,814)       (25,161)
Contract terminations:
    Surrender benefits                                                              --     (11,787,739)      (18,455)            --
    Death benefits                                                                  --        (387,767)           --             --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                               2,433,712     145,073,804     3,233,785      2,417,183
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                     --     161,742,515            --             --
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                   $2,571,268    $389,883,136    $3,136,167     $2,629,269
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                              --     102,425,500            --             --
Contract purchase payments                                                     108,601      38,132,462       641,844        373,226
Net transfers(3)                                                             2,152,171      58,551,273     2,987,395      2,012,241
Transfers for policy loans                                                     (18,420)       (976,717)       (9,499)        (6,412)
Policy charges                                                                 (10,660)     (5,804,932)      (45,259)       (24,482)
Contract terminations:
    Surrender benefits                                                              --      (6,544,476)      (21,818)            --
    Death benefits                                                                  --        (221,893)           --             --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                             2,231,692     185,561,217     3,552,663      2,354,573
====================================================================================================================================


                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                                          ---------------------------------------      COMBINED
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)                                  FPH(2)        FNO           FSC(2)     VARIABLE ACCOUNT
                                                                                                                   ----------------
OPERATIONS

Investment income (loss)-- net                                            $ (1,708)  $    333,727     $   89,530    $   17,330,345
Net realized gain (loss) on investments                                      2,391          5,294          3,642        14,203,274
Net change in unrealized appreciation or depreciation of investments        18,205    139,915,127      1,004,239     1,151,469,642
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             18,888    140,254,148      1,097,411     1,183,003,261
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                 170,255     53,441,061        522,647       430,600,765
Net transfers(3)                                                           762,044     67,841,939      2,652,310       205,920,575
Transfers for policy loans                                                  (1,541)    (1,595,377)        (6,585)      (22,365,655)
Policy charges                                                             (10,152)    (7,804,283)       (41,150)     (100,129,663)
Contract terminations:
    Surrender benefits                                                          --    (11,315,549)            --      (128,176,566)
    Death benefits                                                              --       (260,939)            --        (7,720,871)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                             920,606    100,306,852      3,127,222       378,128,585
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                 --    136,125,549             --     2,122,622,146
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                 $939,494   $376,686,549     $4,224,633    $3,683,753,992
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                          --     92,520,119             --
Contract purchase payments                                                 174,672     31,989,524        389,191
Net transfers(3)                                                           781,573     40,098,196      2,097,477
Transfers for policy loans                                                  (1,549)      (929,699)        (4,861)
Policy charges                                                             (10,414)    (4,653,440)       (31,064)
Contract terminations:
    Surrender benefits                                                          --     (6,321,827)            --
    Death benefits                                                              --       (164,046)            --
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                           944,282    152,538,827      2,450,743
====================================================================================================================================

(1) For the period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.
(2) For the period May 3, 1999 (commencement of operations) to Dec. 31, 1999.
(3) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  67

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                        --------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                                                  U              Y             V             IL
OPERATIONS
Investment income (loss)-- net                                          $120,534,461    $   555,192   $ 4,809,314   $  8,185,695
Net realized gain (loss) on investments                                    1,708,312         48,490        35,271        146,223
Net change in unrealized appreciation or depreciation of investments     (54,778,267)       143,444    (1,588,877)    27,604,400
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           67,464,506        747,126     3,255,708     35,936,318
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                               131,410,140      3,068,352    16,568,072     43,374,689
Net transfers(1)                                                          34,512,161         53,255     4,116,034     14,647,773
Transfers for policy loans                                                (9,132,065)       (80,357)     (674,976)    (2,119,714)
Policy charges                                                           (33,270,686)      (899,151)   (4,896,101)    (8,039,269)
Contract terminations:
    Surrender benefits                                                   (23,336,785)      (327,256)   (1,937,895)    (5,022,065)
    Death benefits                                                        (2,020,055)       (72,670)     (233,686)      (398,029)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                            98,162,710      1,742,173    12,941,448     42,443,385
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          724,715,982     10,102,198    66,597,027    164,245,032
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $890,343,198    $12,591,497   $82,794,183   $242,624,735
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                   181,225,095      4,935,518    30,615,038     93,664,100
Contract purchase payments                                                33,079,510      1,443,628     7,413,809     21,932,881
Net transfers(1)                                                           8,570,310           (294)    1,826,332      7,154,080
Transfers for policy loans                                                (2,227,458)       (37,323)     (301,509)    (1,072,377)
Policy charges                                                            (8,392,023)      (423,666)   (2,191,418)    (4,060,677)
Contract terminations:
    Surrender benefits                                                    (5,791,106)      (154,579)     (867,738)    (2,527,911)
    Death benefits                                                          (493,206)       (34,619)     (104,548)      (198,163)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         205,971,122      5,728,665    36,389,966    114,891,933
====================================================================================================================================


                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                        --------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                                                  X             W             FGI            FNO
OPERATIONS

Investment income (loss)-- net                                          $ 39,559,165  $  1,227,709   $  1,246,929   $    190,284
Net realized gain (loss) on investments                                      500,878           (88)        42,662            (12)
Net change in unrealized appreciation or depreciation of investments      24,071,107            50     26,122,797     21,170,328
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           64,131,150     1,227,671     27,412,388     21,360,600
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                77,494,858    22,533,012     38,889,216     33,203,965
Net transfers(1)                                                          18,929,696   (12,918,560)    51,456,625     38,403,499
Transfers for policy loans                                                (4,854,390)      (55,561)      (594,550)      (793,889)
Policy charges                                                           (23,227,333)   (3,021,126)    (5,030,171)    (4,074,024)
Contract terminations:
    Surrender benefits                                                   (15,414,416)   (1,277,678)    (1,558,456)    (1,507,870)
    Death benefits                                                        (1,378,719)      (20,106)      (120,690)       (87,018)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                            51,549,696     5,239,981     83,041,974     65,144,663
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                          445,981,599    28,270,372     51,288,153     49,620,286
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $561,662,445  $ 34,738,024   $161,742,515   $136,125,549
====================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year                                   125,875,176    17,863,880     41,101,142     41,573,554
Contract purchase payments                                                20,914,302    13,938,851     28,706,679     26,100,519
Net transfers(1)                                                           5,128,103    (8,013,780)    37,992,736     29,942,354
Transfers for policy loans                                                (1,313,581)      (34,006)      (441,852)      (628,537
Policy charges                                                            (6,275,456)   (1,868,460)    (3,704,506)    (3,213,466)
Contract terminations:
    Surrender benefits                                                    (4,147,133)     (791,849)    (1,141,804)    (1,184,846)
    Death benefits                                                          (372,761)      (12,468)       (86,895)       (69,459)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                         139,808,650    21,082,168    102,425,500     92,520,119
====================================================================================================================================


                                                                                                                        COMBINED
YEAR ENDED DECEMBER 31, 1998                                                                                        VARIABLE ACCOUNT
                                                                                                                    ----------------

OPERATIONS
Investment income (loss)-- net                                                                                      $  176,308,749
Net realized gain (loss) on investments                                                                                  2,481,736
Net change in unrealized appreciation or depreciation of investments                                                    42,744,982
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                        221,535,467
====================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                                                                                             366,542,304
Net transfers(1)                                                                                                       149,200,483
Transfers for policy loans                                                                                             (18,305,502)
Policy charges                                                                                                         (82,457,861)
Contract terminations:
    Surrender benefits                                                                                                 (50,382,421)
    Death benefits                                                                                                      (4,330,973)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                                                         360,266,030
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                                                                      1,540,820,649
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                                           $2,122,622,146
====================================================================================================================================
Accumulation unit activity

Units outstanding at beginning of year
Contract purchase payments
Net transfers(1)
Transfers for policy loans
Policy charges
Contract terminations:
    Surrender benefits
    Death benefits
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year
====================================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

-------------------------------------------------------------------------------
68  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified (non-diversified for AXP-Registered Trademark- Variable Portfolio - Global Bond Fund, Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio and Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio), open-end management investment companies and have the following investment managers.

SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF                                                   INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
U               IDS Life Series Portfolio - Equity Portfolio                                       IDS Life Insurance Company(1)
FEI             IDS Life Series Portfolio - Equity Income Portfolio                                IDS Life Insurance Company(1)
Y               IDS Life Series Portfolio - Government Securities Portfolio                        IDS Life Insurance Company(1)
V               IDS Life Series Portfolio - Income Portfolio                                       IDS Life Insurance Company(1)
IL              IDS Life Series Portfolio - International Equity Portfolio                         IDS Life Insurance Company(1)
X               IDS Life Series Portfolio - Managed Portfolio                                      IDS Life Insurance Company(1)
W               IDS Life Series Portfolio - Money Market Portfolio                                 IDS Life Insurance Company(1)
FBC             AXP-Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund            IDS Life Insurance Company(1)
FBD             AXP-Registered Trademark- Variable Portfolio - Bond Fund                           IDS Life Insurance Company(1)
FCR             AXP-Registered Trademark- Variable Portfolio - Capital Resource Fund               IDS Life Insurance Company(1)
FCM             AXP-Registered Trademark- Variable Portfolio - Cash Management Fund                IDS Life Insurance Company(1)
FDE             AXP-Registered Trademark- Variable Portfolio - Diversified Equity Income Fund      IDS Life Insurance Company(1)
FEM             AXP-Registered Trademark- Variable Portfolio - Emerging Markets Fund               IDS Life Insurance Company(2)
FEX             AXP-Registered Trademark- Variable Portfolio - Extra Income Fund                   IDS Life Insurance Company(1)
FFI             AXP-Registered Trademark- Variable Portfolio - Federal Income Fund                 IDS Life Insurance Company(1)
FGB             AXP-Registered Trademark- Variable Portfolio - Global Bond Fund                    IDS Life Insurance Company(1)
FGR             AXP-Registered Trademark- Variable Portfolio - Growth Fund                         IDS Life Insurance Company(1)
FIE             AXP-Registered Trademark- Variable Portfolio - International Fund                  IDS Life Insurance Company(2)
FMF             AXP-Registered Trademark- Variable Portfolio - Managed Fund                        IDS Life Insurance Company(1)
FND             AXP-Registered Trademark- Variable Portfolio - New Dimensions
                Fund-Registered Trademark-                                                         IDS Life Insurance Company(1)
FIV             AXP-Registered Trademark- Variable Portfolio - S&P 500 Index Fund                  IDS Life Insurance Company(1)
FSM             AXP-Registered Trademark- Variable Portfolio - Small Cap Advantage Fund            IDS Life Insurance Company(3)
FSA             AXP-Registered Trademark- Variable Portfolio - Strategy Aggressive Fund            IDS Life Insurance Company(1)
FCA             AIM V.I. Capital Appreciation Fund                                                 A I M Advisors, Inc.
FCD             AIM V.I. Capital Development Fund                                                  A I M Advisors, Inc.
FGI             AIM V.I. Growth and Income Fund                                                    A I M Advisors, Inc.
FIR             American Century VP International                                                  American Century Investment
                                                                                                   Management, Inc.
FVL             American Century VP Value                                                          American Century Investment
                                                                                                   Management, Inc.
FSB             Calvert Variable Series, Inc. Social Balanced Portfolio                            Calvert Asset Management Company,
                                                                                                   Inc.(4)
FEG             Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
                (previously Warburg Pincus Trust - Emerging Growth Portfolio)                      Credit Suisse Asset
                                                                                                   Management, LLC
FSC             Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio
                (previously Warburg Pincus Trust - Small Company Growth Portfolio)                 Credit Suisse Asset
                                                                                                   Management, LLC
FGC             Fidelity VIP III Growth & Income Portfolio (Service Class)                         Fidelity Management & Research
                                                                                                   Company (FMR)(5)
FMP             Fidelity VIP III Mid Cap Portfolio (Service Class)                                 Fidelity Management & Research
                                                                                                   Company (FMR(5)
FOS             Fidelity VIP Overseas Portfolio (Service Class)                                    Fidelity Management & Research
                                                                                                   Company (FMR(6)
FRE             FTVIPT Franklin Real Estate Fund - Class 2                                         Franklin Advisers, Inc.
FSV             FTVIPT Franklin Value Securities Fund - Class 2                                    Franklin Advisory Services, LLC
FIF             FTVIPT Templeton International Securities Fund - Class 2                           Templeton Investment Counsel, LLC
FIS             FTVIPT Templeton International Smaller Companies Fund - Class 2                    Templeton Investment Counsel, LLC
FSE             Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                                   Goldman Sachs Asset Management
FUE             Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                        Goldman Sachs Asset Management
FMC             Goldman Sachs VIT Mid Cap Value Fund                                               Goldman Sachs Asset Management
FAG             Janus Aspen Series Aggressive Growth Portfolio: Service Shares                     Janus Capital
FGT             Janus Aspen Series Global Technology Portfolio: Service Shares                     Janus Capital
FIG             Janus Aspen Series International Growth Portfolio: Service Shares                  Janus Capital
FIP             Lazard Retirement International Equity Portfolio                                   Lazard Asset Management
FGW             MFS-Registered Trademark- Investors Growth Stock Series - Service Class
                (previously MFS-Registered Trademark- Growth Series)                               MFS Investment
                                                                                                   Management-Registered Trademark-
FDS             MFS-Registered Trademark- New Discovery Series - Service Class                     MFS Investment
                                                                                                   Management-Registered Trademark-

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  69

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

SUBACCOUNT           INVESTS EXCLUSIVELY IN SHARES OF                                         INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
FPH                  Putnam VT High Yield Fund - Class IB Shares                              Putnam Investment Management, LLC
FIN                  Putnam VT International New Opportunities Fund - Class IB Shares         Putnam Investment Management, LLC
FNO                  Putnam VT New Opportunities Fund - Class IA Shares                       Putnam Investment Management, LLC
FVS                  Putnam VT Vista Fund - Class IB Shares                                   Putnam Investment Management, LLC
FMI                  Royce Micro-Cap Portfolio                                                Royce & Associates, Inc.
FVA                  Third Avenue Value Portfolio                                             EQSF Advisers, Inc.
FIC                  Wanger International Small Cap                                           Liberty Wanger Asset Management, L.P.
FSP                  Wanger U.S. Small Cap                                                    Liberty Wanger Asset Management, L.P.

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) AEFC is the investment adviser. American Express Asset Management International, Inc. is the sub-investment adviser.
(3) AEFC is the investment adviser. Kenwood Capital Management LLC is the sub-investment adviser.
(4) NCM Capital Management Group, Inc. is the investment subadviser.
(5) FMR U.K. and FMR Far East are the sub-investment advisers.
(6) FMR U.K., FMR Far East, Fidelity International Investment Advisors (FIIA) and FIIA U.K. are the sub-investment advisers.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the Flexible Premium Survivorship Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

-------------------------------------------------------------------------------
70  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

5. PREMIUM EXPENSE CHARGE

IDS Life deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25% of each premium payment will be deducted to compensate IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 2.5% of each premium payment is deducted to cover the premium taxes assessed by various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

The policy provides that a charge of 1.25% of each premium payment is deducted to cover the federal taxes resulting from the sale of the policy. IDS Life reserves the right to change this charge in the future if applicable federal law changes.

6. SURRENDER CHARGE

There are surrender charges for full surrenders in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life for the cost of issuing the policy. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $18,285,051 in 2000, $19,812,217 in 1999 and $17,936,810 in 1998. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  71

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
 LIFE SUBACCOUNTS

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2000 were as follows:

SUBACCOUNT   INVESTMENT                                                                                 SHARES               NAV
------------------------------------------------------------------------------------------------------------------------------------
U            IDS Life Series Portfolio - Equity Portfolio                                           42,578,305              $29.26
FEI          IDS Life Series Portfolio - Equity Income Portfolio                                       363,064                9.70
Y            IDS Life Series Portfolio - Government Securities Portfolio                             1,324,559               10.20
V            IDS Life Series Portfolio - Income Portfolio                                            9,111,739                9.38
IL           IDS Life Series Portfolio - International Equity Portfolio                             20,956,631               15.28
X            IDS Life Series Portfolio - Managed Portfolio                                          32,415,436               18.78
W            IDS Life Series Portfolio - Money Market Portfolio                                     56,626,750                1.00
FBC          AXP-Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund                    83,116                9.88
FBD          AXP-Registered Trademark- Variable Portfolio - Bond Fund                                   57,903               10.37
FCR          AXP-Registered Trademark- Variable Portfolio - Capital Resource Fund                        3,625               26.57
FCM          AXP-Registered Trademark- Variable Portfolio - Cash Management Fund                     4,104,553                1.00
FDE          AXP-Registered Trademark- Variable Portfolio - Diversified Equity Income Fund              26,678               10.01
FEM          AXP-Registered Trademark- Variable Portfolio - Emerging Markets Fund                       14,528                7.51
FEX          AXP-Registered Trademark- Variable Portfolio - Extra Income Fund                          104,570                6.99
FFI          AXP-Registered Trademark- Variable Portfolio - Federal Income Fund                         12,447               10.17
FGB          AXP-Registered Trademark- Variable Portfolio - Global Bond Fund                            21,962                9.74
FGR          AXP-Registered Trademark- Variable Portfolio - Growth Fund                                473,913                9.43
FIE          AXP-Registered Trademark- Variable Portfolio - International Fund                          40,937               11.50
FMF          AXP-Registered Trademark- Variable Portfolio - Managed Fund                                31,678               17.68
FND          AXP-Registered Trademark- Variable Portfolio - New
                 Dimensions Fund-Registered Trademark-                                               1,737,816               19.21
FIV          AXP-Registered Trademark- Variable Portfolio - S&P 500 Index Fund                         104,141                9.00
FSM          AXP-Registered Trademark- Variable Portfolio - Small Cap Advantage Fund                    42,781               11.20
FSA          AXP-Registered Trademark- Variable Portfolio - Strategy Aggressive Fund                   193,052               12.46
FCA          AIM V.I. Capital Appreciation Fund                                                         50,520               30.84
FCD          AIM V.I. Capital Development Fund                                                          79,006               12.99
FGI          AIM V.I. Growth and Income Fund                                                        16,401,395               26.19
FIR          American Century VP International                                                         104,947               10.23
FVL          American Century VP Value                                                               1,569,419                6.67
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                                    55,457                2.00
FEG          Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
             (previously Warburg Pincus Trust - Emerging Growth Portfolio)                              52,897               12.86
FSC          Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio
             (previously Warburg Pincus Trust - Small Company Growth Portfolio)                        948,659               16.68
FGC          Fidelity VIP III Growth & Income Portfolio (Service Class)                                 84,939               15.19
FMP          Fidelity VIP III Mid Cap Portfolio (Service Class)                                        176,364               20.22
FOS          Fidelity VIP Overseas Portfolio (Service Class)                                            53,092               19.94
FRE          FTVIPT Franklin Real Estate Fund - Class 2                                                 15,572               17.36
FSV          FTVIPT Franklin Value Securities Fund - Class 2                                             9,395                9.82
FIF          FTVIPT Templeton International Securities Fund - Class 2                                  466,605               18.67
FIS          FTVIPT Templeton International Smaller Companies Fund - Class 2                             6,390               10.74
FSE          Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                                           33,470               10.40
FUE          Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                                88,613               12.48
FMC          Goldman Sachs VIT Mid Cap Value Fund                                                       36,800               10.67
FAG          Janus Aspen Series Aggressive Growth Portfolio: Service Shares                            124,070               35.97
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares                            591,893                6.55
FIG          Janus Aspen Series International Growth Portfolio: Service Shares                         156,094               30.64
FIP          Lazard Retirement International Equity Portfolio                                           22,953               12.01
FGW          MFS-Registered Trademark- Investors Growth Stock Series - Service
                 Class (previously MFS-Registered Trademark- Growth Series)                            154,732               12.98
FDS          MFS-Registered Trademark- New Discovery Series - Service Class                            146,708               16.59
FPH          Putnam VT High Yield Fund - Class IB Shares                                               281,284                8.97
FIN          Putnam VT International New Opportunities Fund - Class IB Shares                          235,320               13.67
FNO          Putnam VT New Opportunities Fund - Class IA Shares                                     12,462,538               29.89
FVS          Putnam VT Vista Fund - Class IB Shares                                                    185,256               19.60
FMI          Royce Micro-Cap Portfolio                                                                 119,625                7.05
FVA          Third Avenue Value Portfolio                                                               53,520               15.21
FIC          Wanger International Small Cap                                                             51,541               28.49
FSP          Wanger U.S. Small Cap                                                                      47,041               19.99
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
72  AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
  LIFE SUBACCOUNTS

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                                    YEAR ENDED DEC. 31,
SUBACCOUNT    INVESTMENT                                                                 2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
U             IDS Life Series Portfolio - Equity Portfolio                          $ 412,053,074     $ 57,885,806     $226,733,888
FEI(1)        IDS Life Series Portfolio - Equity Income Portfolio                       2,457,755        1,261,908               --
Y             IDS Life Series Portfolio - Government Securities Portfolio               2,334,965        9,358,277        5,166,525
V             IDS Life Series Portfolio - Income Portfolio                             12,281,436       13,627,497       20,320,237
IL            IDS Life Series Portfolio - International Equity Portfolio              109,063,529       43,509,708       52,222,291
X             IDS Life Series Portfolio - Managed Portfolio                            66,044,872       55,621,786       94,424,448
W             IDS Life Series Portfolio - Money Market Portfolio                       27,570,665       36,889,934       19,356,076
FBC(2)        AXP-Registered Trademark- Variable Portfolio - Blue Chip
                  Advantage Fund                                                        1,047,068               --               --
FBD(2)        AXP-Registered Trademark- Variable Portfolio - Bond Fund                    615,727               --               --
FCR(2)        AXP-Registered Trademark- Variable Portfolio - Capital Resource Fund        150,789               --               --
FCM(2)        AXP-Registered Trademark- Variable Portfolio - Cash Management Fund       5,396,307               --               --
FDE(2)        AXP-Registered Trademark- Variable Portfolio - Diversified Equity
                  Income Fund                                                             560,902               --               --
FEM(2)        AXP-Registered Trademark- Variable Portfolio - Emerging Markets Fund        133,869               --               --
FEX(2)        AXP-Registered Trademark- Variable Portfolio - Extra Income Fund            844,797               --               --
FFI(2)        AXP-Registered Trademark- Variable Portfolio - Federal Income Fund          147,325               --               --
FGB(2)        AXP-Registered Trademark- Variable Portfolio - Global Bond Fund             289,799               --               --
FGR(2)        AXP-Registered Trademark- Variable Portfolio - Growth Fund                5,426,694               --               --
FIE(2)        AXP-Registered Trademark- Variable Portfolio - International Fund           612,352               --               --
FMF(2)        AXP-Registered Trademark- Variable Portfolio - Managed Fund                 612,039               --               --
FND(3)        AXP-Registered Trademark- Variable Portfolio - New Dimensions
                  Fund-Registered Trademark-                                           37,157,180        2,340,938               --
FIV(2)        AXP-Registered Trademark- Variable Portfolio - S&P 500 Index Fund         1,016,173               --               --
FSM(2)        AXP-Registered Trademark- Variable Portfolio - Small Cap
                  Advantage Fund                                                          507,405               --               --
FSA(2)        AXP-Registered Trademark- Variable Portfolio - Strategy
                  Aggressive Fund                                                       3,562,181               --               --
FCA(2)        AIM V.I. Capital Appreciation Fund                                        1,875,678               --               --
FCD(2)        AIM V.I. Capital Development Fund                                         1,048,396               --               --
FGI           AIM V.I. Growth and Income Fund                                         127,781,853      145,851,660       84,722,297
FIR(2)        American Century VP International                                         1,120,687               --               --
FVL(4)        American Century VP Value                                                 6,161,787        3,233,511               --
FSB(2)        Calvert Variable Series, Inc. Social Balanced Portfolio                     126,884               --               --
FEG(2)        Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
              (previously Warburg Pincus Trust - Emerging Growth Portfolio)               862,884               --               --
FSC(4)        Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio
              (previously Warburg Pincus Trust - Small Company Growth Portfolio)       18,814,545        3,237,284               --
FGC(2)        Fidelity VIP III Growth & Income Portfolio (Service Class)                1,336,257               --               --
FMP(2)        Fidelity VIP III Mid Cap Portfolio (Service Class)                        3,477,941               --               --
FOS(2)        Fidelity VIP Overseas Portfolio (Service Class)                           1,168,820               --               --
FRE(2)        FTVIPT Franklin Real Estate Fund - Class 2                                  270,292               --               --
FSV(2)        FTVIPT Franklin Value Securities Fund - Class 2                              94,023               --               --
FIF(4)        FTVIPT Templeton International Securities Fund - Class 2                  7,212,830        2,415,956               --
FIS(2)        FTVIPT Templeton International Smaller Companies Fund - Class 2              77,528               --               --
FSE(2)        Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                            363,804               --               --
FUE(2)        Goldman Sachs VIT CORE-SM- U.S. Equity Fund                               1,213,916               --               --
FMC(2)        Goldman Sachs VIT Mid Cap Value Fund                                        374,002               --               --
FAG(2)        Janus Aspen Series Aggressive Growth Portfolio: Service Shares            6,006,473               --               --
FGT(2)        Janus Aspen Series Global Technology Portfolio: Service Shares            5,354,200               --               --
FIG(2)        Janus Aspen Series International Growth Portfolio: Service Shares         5,491,041               --               --
FIP(2)        Lazard Retirement International Equity Portfolio                            286,200               --               --
FGW(2)        MFS-Registered Trademark- Investors Growth Stock Series - Service
                  Class                                                                 2,165,846               --               --
FDS(2)        MFS-Registered Trademark- New Discovery Series - Service Class
                  (previously MFS-Registered Trademark- Growth Series)                  2,539,177               --               --
FPH(4)        Putnam VT High Yield Fund - Class IB Shares                               2,475,071        1,090,143               --
FIN(2)        Putnam VT International New Opportunities Fund - Class IB Shares          3,987,451               --               --
FNO           Putnam VT New Opportunities Fund - Class IA Shares                      162,664,643      100,554,450       65,398,582
FVS(2)        Putnam VT Vista Fund - Class IB Shares                                    4,088,066               --               --
FMI(2)        Royce Micro-Cap Portfolio                                                   955,118               --               --
FVA(2)        Third Avenue Value Portfolio                                                880,289               --               --
FIC(2)        Wanger International Small Cap                                            1,772,109               --               --
FSP(2)        Wanger U.S. Small Cap                                                       914,061               --               --
------------------------------------------------------------------------------------------------------------------------------------
              Combined Variable Account                                            $1,062,848,775     $476,878,858     $568,344,344
------------------------------------------------------------------------------------------------------------------------------------

(1)Operations commenced on June 17, 1999.
(2)Operations commenced on May 15, 2000.
(3)Operations commenced on Nov. 1, 1999.
(4)Operations commenced on May 3, 1999.

--------------------------------------------------------------------------------
                                                   PROSPECTUS -- MAY 1, 2001  73

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                2000   1999    1998    1997    1996    1995    1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT U (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY PORTFOLIO)
Accumulation unit value at beginning of period    $7.75   $4.32   $4.00   $3.33   $2.80   $2.04   $2.01   $1.79   $1.71   $1.04
Accumulation unit value at end of period          $5.79   $7.75   $4.32   $4.00   $3.33   $2.80   $2.04   $2.01   $1.79   $1.71
Number of accumulation units outstanding
at end of period (000 omitted)                  215,262 211,900 205,971 181,225 153,373 112,398  86,672  54,422  35,765  20,713
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEI(1) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY INCOME PORTFOLIO)
Accumulation unit value at beginning of period    $0.97   $1.00      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.97   $0.97      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    3,643   1,385      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT Y (INVESTING IN SHARES OF IDS LIFE SERIES FUND - GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit value at beginning of period    $2.14   $2.20   $2.05   $1.89   $1.89   $1.62   $1.71   $1.54   $1.46   $1.26
Accumulation unit value at end of period          $2.37   $2.14   $2.20   $2.05   $1.89   $1.89   $1.62   $1.71   $1.54   $1.46
Number of accumulation units outstanding
at end of period (000 omitted)                    5,713   8,219   5,729   4,936   4,856   3,992   3,949   3,444   2,556   1,504
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT V (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INCOME PORTFOLIO)
Accumulation unit value at beginning of period    $2.26   $2.28   $2.18   $2.03   $1.98   $1.65   $1.74   $1.53   $1.41   $1.23
Accumulation unit value at end of period          $2.39   $2.26   $2.28   $2.18   $2.03   $1.98   $1.65   $1.74   $1.53   $1.41
Number of accumulation units outstanding
at end of period (000 omitted)                   35,690  37,533  36,390  30,615  26,775  21,094  16,248  13,255   8,848   6,088
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT IL(2) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period    $2.87   $2.11   $1.75   $1.67   $1.36   $0.99   $1.00      --      --      --
Accumulation unit value at end of period          $2.16   $2.87   $2.11   $1.75   $1.67   $1.36   $0.99      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                  148,301 129,850 114,892  93,664  59,453  18,303   2,582      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT X (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MANAGED PORTFOLIO)
Accumulation unit value at beginning of period    $4.96   $4.02   $3.54   $3.03   $2.67   $2.27   $2.27   $1.91   $1.75   $1.34
Accumulation unit value at end of period          $4.23   $4.96   $4.02   $3.54   $3.03   $2.67   $2.27   $2.27   $1.91   $1.75
Number of accumulation units outstanding
at end of period (000 omitted)                  143,707 145,547 139,809 125,875 109,309  89,226  70,903  45,870  30,475  21,753
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT W (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of period    $1.71   $1.65   $1.58   $1.52   $1.46   $1.40   $1.36   $1.34   $1.31   $1.25
Accumulation unit value at end of period          $1.80   $1.71   $1.65   $1.58   $1.52   $1.46   $1.40   $1.36   $1.34   $1.31
Number of accumulation units outstanding
at end of period (000 omitted)                   31,842  36,916  21,082  17,864  11,458   7,292   4,148   2,911   2,981   2,876
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FBC(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND)
Accumulation unit value at beginning of period    $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.89      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at
end of period (000 omitted)                         933      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FBD(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period    $1.00      --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.07      --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding at
end of period (000 omitted)                         568      --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
74 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
  LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,                                2000   1999    1998    1997    1996    1995    1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCR(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --      --
Accumulation unit value at end of period          $0.85     --       --      --      --      --       --     --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      115     --       --      --      --      --       --     --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCM(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --      --
Accumulation unit value at end of period          $1.03     --       --      --      --      --       --     --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    3,974     --       --      --      --      --       --     --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FDE(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLFIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --      --
Accumulation unit value at end of period          $0.99     --       --      --      --      --       --     --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      273     --       --      --      --      --       --     --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEM(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $0.78     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      141     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEX(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $0.93     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      804     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FFI(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - FEDERAL INCOME FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $1.07     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      119     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGB(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $1.07     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      200     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGR(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $0.77     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                    5,835     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIE(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $0.86     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      554     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMF(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period    $1.00     --       --      --      --      --       --     --      --       --
Accumulation unit value at end of period          $0.96     --       --      --      --      --       --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      591     --       --      --      --      --       --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------

                                                     PROSPECTUS-- MAY 1, 2001 75

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
 LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,                                2000   1999    1998    1997    1996    1995    1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FND(4) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - NEW DIMENSIONS FUND-Registered Trademark-)
Accumulation unit value at beginning of period    $1.15   $1.00     --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $1.04   $1.15     --      --      --      --     --      --      --       --
Number of accumulation units outstanding at
end of period (000 omitted)                       32,255  2,232     --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIV(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE
PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $0.91     --      --      --      --      --     --      --      --       --
Number of accumulation units outstanding at
end of period (000 omitted)                        1,052    --      --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSM(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $1.00     --      --      --      --      --     --      --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      490     --      --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSA(3) (INVESTING IN SHARES OF AXP-Registered Trademark- VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $0.87     --      --      --      --      --     --      --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                     2,824    --      --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCA(3) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $0.88     --      --      --      --      --     --      --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,776    --      --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCD(3) (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $1.00     --      --      --      --      --     --      --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,024    --      --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGI(5) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit value at beginning of period    $2.10   $1.58   $1.25   $1.00   $1.00     --     --      --      --       --
Accumulation unit value at end of period          $1.78   $2.10   $1.58   $1.25   $1.00     --     --      --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                   241,425  185,561 102,426 41,101  1,289     --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIR(3) (INVESTING IN SHARES OF AMERICAN CENTURY VP INTERNATIONAL)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --     --      --      --       --
Accumulation unit value at end of period          $0.91     --      --      --      --      --     --      --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                     1,184    --      --      --      --      --     --      --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FVL(6) (INVESTING IN SHARES OF AMERICAN CENTURY VP VALUE)
Accumulation unit value at beginning of period    $0.88   $1.00     --      --      --      --      --     --      --       --
Accumulation unit value at end of period          $1.03   $0.88     --      --      --      --      --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                    10,127  3,553     --      --      --      --      --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSB(3) (INVESTING IN SHARES OF CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --     --       --
Accumulation unit value at end of period          $0.97     --      --      --      --      --      --      --     --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      114     --      --      --      --      --      --      --     --       --
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
76 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
 LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,                                2000   1999    1998    1997    1996    1995    1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEG(3) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO)
(previously Warburg Pincus Trust - Emerging Growth Portfolio)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.98     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      695     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSC(6) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - SMALL COMPANY GROWTH PORTFOLIO)
(previously Warburg Pincus Trust - Small Company Growth Portfolio)
Accumulation unit value at beginning of period    $1.72   $1.00     --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.40   $1.72     --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    11,311  2,451     --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGC(3) (INVESTING IN SHARES OF FIDELITY VIP III GROWTH & INCOME PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.99     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    1,302     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMP(3) (INVESTING IN SHARES OF FIDELITY VIP III MID CAP PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.18     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    3,029     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FOS(3) (INVESTING IN SHARES OF FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.88     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    1,200     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FRE(3) (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND -
CLASS 2)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.16     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      233     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSV(3) (INVESTING IN SHARES OF FTVIPT FRANKLIN VALUE SECURITIES FUND
- CLASS 2)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.14     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       81     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIF(6) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL
Securities Fund - CLASS 2)
Accumulation unit value at beginning of period    $1.12   $1.00     --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.08   $1.12     --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    8,063   2,355     --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIS(3) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND - CLASS 2)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.98     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                       70     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSE(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.02     --      --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      343     --      --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 77

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
 LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,                                2000   1999    1998    1997    1996    1995    1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FUE(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.91     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    1,220     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMC(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $1.20     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      328     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FAG(3) (INVESTING IN SHARES OF JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.75     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    5,938     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGT(3) (INVESTING IN SHARES OF JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.72     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    5,390     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIG(3) (INVESTING IN SHARES OF JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.84     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    5,722     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIP(3) (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.96     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      287     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGW(3) (INVESTING IN SHARES OF MFS-Registered Trademark- INVESTORS GROWTH STOCK SERIES - SERVICE CLASS)
(PREVIOUSLY MFS-Registered
Trademark- GROWTH SERIES)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.92     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    2,175     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FDS(3) (INVESTING IN SHARES OF MFS-Registered Trademark- NEW DISCOVERY SERIES - SERVICE CLASS)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.97     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    2,518     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FPH(6) (INVESTING IN SHARES OF PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period    $0.99   $1.00       --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.90   $0.99       --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    2,797    944        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIN(3) (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW
Opportunities Fund - CLASS IB SHARES)
Accumulation unit value at beginning of period    $1.00     --        --      --      --      --      --      --      --      --
Accumulation unit value at end of period          $0.72     --        --      --      --      --      --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                    4,468     --        --      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
78 AMERICAN EXPRESS VARIABLE SECOND-TO-DIE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE
 LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,                                2000   1999    1998    1997    1996    1995    1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FNO(5) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES)
Accumulation unit value at beginning of period    $2.47   $1.47   $1.19   $0.98   $1.00     --      --     --      --       --
Accumulation unit value at end of period          $1.81   $2.47   $1.47   $1.19   $0.98     --      --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                  205,938   152,539 92,520  41,574  2,406     --      --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FVS(3) (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB
SHARES)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --     --      --       --
Accumulation unit value at end of period          $0.91     --      --      --      --      --      --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                    4,011     --      --      --      --      --      --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMI(3) (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --     --      --       --
Accumulation unit value at end of period          $1.15     --      --      --      --      --      --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      735     --      --      --      --      --      --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FVA(3) (INVESTING IN SHARES OF THIRD AVENUE VALUE PORTFOLIO)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --     --      --       --
Accumulation unit value at end of period          $1.26     --      --      --      --      --      --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      645     --      --      --      --      --      --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIC(3) (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --     --      --       --
Accumulation unit value at end of period          $0.74     --      --      --      --      --      --     --      --       --
Number of accumulation units outstanding
at end of period (000 omitted)                    1,981     --      --      --      --      --      --     --      --       --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSP(3) (INVESTING IN SHARES OF WANGER U.S. SMALL CAP)
Accumulation unit value at beginning of period    $1.00     --      --      --      --      --      --      --     --       --
Accumulation unit value at end of period          $1.06     --      --      --      --      --      --      --     --       --
Number of accumulation units outstanding
at end of period (000 omitted)                      890     --      --      --      --      --      --      --     --       --
------------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on June 17, 1999.
(2) Operations commenced on Oct. 28, 1994.
(3) Operations commenced on May 15, 2000.
(4) Operations commenced on Nov. 1, 1999.
(5) Operations commenced on Nov. 22, 1996.
(6) Operations commenced on May 3, 1999.

--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 79

IDS Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have  audited  the  accompanying  consolidated  balance  sheets  of IDS  Life
Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/s/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated balance sheets

December 31, ($ thousands)                                                          2000                  1999

Assets
Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $6,471,798; 1999, $7,105,743)                      $ 6,463,613           $ 7,156,292
         Available for sale, at fair value
            (amortized cost: 2000, $12,929,870; 1999, $13,703,137)                 12,399,990            13,049,549
                                                                                   ----------            ----------
                                                                                   18,863,603            20,205,841
     Mortgage loans on real estate                                                  3,738,091             3,606,377
     Policy loans                                                                     618,973               561,834
     Other investments                                                                635,880               506,797
                                                                                      -------               -------
            Total investments                                                      23,856,547            24,880,849
Cash and cash equivalents                                                             316,974                32,333
Amounts recoverable from reinsurers                                                   416,480               327,168
Amounts due from brokers                                                               15,302                   145
Other accounts receivable                                                              42,324                48,578
Accrued investment income                                                             334,928               343,449
Deferred policy acquisition costs                                                   2,951,655             2,665,175
Deferred income taxes, net                                                            136,588               216,020
Other assets                                                                           25,919                33,089
Separate account assets                                                            32,349,347            35,894,732
                                                                                   ----------            ----------
            Total assets                                                          $60,446,064           $64,441,538
                                                                                  ===========           ===========

Liabilities and stockholder's equity Liabilities:
     Future policy benefits:
         Fixed annuities                                                          $19,417,446           $20,552,159
         Universal life-type insurance                                              3,410,871             3,391,203
         Traditional life insurance                                                   232,913               226,842
         Disability income and long-term care insurance                             1,012,247               811,941
     Policy claims and other policyholders' funds                                      52,067                24,600
     Amounts due to brokers                                                           446,347               148,112
     Other liabilities                                                                459,422               579,678
Separate account liabilities                                                       32,349,347            35,894,732
                                                                                   ----------            ----------
            Total liabilities                                                      57,380,660            61,629,267
                                                                                   ----------            ----------
Commitments and contingencies
Stockholder's equity:
     Capital stock, $30 par value per share;
         100,000 shares authorized,
         issued and outstanding                                                         3,000                 3,000
     Additional paid-in capital                                                       288,327               288,327
     Accumulated other comprehensive loss, net of tax:
         Net unrealized securities losses                                            (333,734)             (411,230)
     Retained earnings                                                              3,107,811             2,932,174
                                                                                    ---------             ---------
         Total stockholder's equity                                                 3,065,404             2,812,271
                                                                                    ---------             ---------
            Total liabilities and stockholder's equity                            $60,446,064           $64,441,538
                                                                                  ===========           ===========

See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of income

Three years ended December 31, ($ thousands)                          2000                1999                1998

Revenues
Premiums:
     Traditional life insurance                                   $   56,187          $   53,790          $   53,132
     Disability income and long-term care insurance                  231,311             201,637             176,298
                                                                     -------             -------             -------
            Total premiums                                           287,498             255,427             229,430
     Policyholder and contractholder charges                         438,127             411,994             383,965
     Management and other fees                                       598,168             473,108             401,057
     Net investment income                                         1,730,605           1,919,573           1,986,485
     Net realized (loss) gain on investments                         (16,975)             26,608               6,902
                                                                     -------              ------               -----
            Total revenues                                         3,037,423           3,086,710           3,007,839
                                                                   ---------           ---------           ---------
Benefits and expenses
Death and other benefits:
     Traditional life insurance                                       29,042              29,819              29,835
     Universal life-type insurance and investment contracts          131,467             118,561             108,349
     Disability income and long-term care insurance                   40,246              30,622              27,414
Increase in liabilities for future policy benefits:
     Traditional life insurance                                        5,765               7,311               6,052
     Disability income and long-term care insurance                  113,239              87,620              73,305
Interest credited on universal life-type insurance
     and investment contracts                                      1,169,641           1,240,575           1,317,124
         Amortization of deferred policy acquisition costs           403,968             332,705             382,642
         Other insurance and operating expenses                      336,791             335,180             287,326
                                                                     -------             -------             -------
            Total benefits and expenses                            2,230,159           2,182,393           2,232,047
                                                                   ---------           ---------           ---------
Income before income taxes                                           807,264             904,317             775,792
Income taxes                                                         221,627             267,864             235,681
                                                                     -------             -------             -------
Net income                                                        $  585,637          $  636,453          $  540,111
                                                                  ==========          ==========          ==========
See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of stockholder's equity

                                                                                               Accumulated
                                                                                                  other
                                                    Total                      Additional      comprehensive
                                                stockholder's     Capital        paid-In      (loss) income,    Retained
Three years ended December 31, ($ thousands)       equity          stock         capital        net of tax      earnings

Balance, January 1, 1998                         $2,865,816       $3,000         $290,847      $ 226,359      $2,345,610
Comprehensive income:
     Net income                                     540,111           --               --             --         540,111
     Unrealized holding losses arising
         during the year, net of
         deferred policy acquisition costs
         of $6,333 and taxes of $32,826             (60,964)          --               --        (60,964)             --
     Reclassification adjustment
         for losses included in net income,
         net of tax of ($2,254)                       4,189           --               --          4,189              --
                                                      -----        -----            -----          -----           -----
     Other comprehensive loss                       (56,775)          --               --        (56,775)             --
                                                    -------        -----            -----        -------           -----
Comprehensive income                                483,336           --               --             --              --
Other changes                                        (2,520)          --           (2,520)            --              --
Cash dividends to parent                           (240,000)          --               --             --        (240,000)
                                                   --------        -----            -----          -----        --------

Balance, December 31, 1998                        3,106,632        3,000          288,327        169,584       2,645,721
Comprehensive income:
     Net income                                     636,453           --               --             --         636,453
     Unrealized holding losses arising
         during the year, net of
         deferred policy acquisition costs
         of $28,444 and taxes of $304,936          (566,311)          --               --       (566,311)             --
     Reclassification adjustment
         for gains included in net income,
         net of tax of $7,810                       (14,503)          --               --        (14,503)             --
                                                    -------        -----            -----        -------           -----
     Other comprehensive loss                      (580,814)          --               --       (580,814)             --
                                                   --------        -----            -----       --------           -----
Comprehensive income                                 55,639           --               --             --              --
Cash dividends to parent                           (350,000)          --               --             --        (350,000)
                                                   --------        -----            -----          -----        --------

Balance, December 31, 1999                        2,812,271        3,000          288,327       (411,230)      2,932,174
Comprehensive income:
     Net income                                     585,637           --               --             --         585,637
     Unrealized holding gains arising
         during the year, net of
         deferred policy acquisition costs
         of ($5,154) and taxes of ($46,921)          87,138           --               --         87,138              --
     Reclassification adjustment
         for gains included in net income,
         net of tax of $5,192                        (9,642)          --               --         (9,642)             --
                                                     ------        -----            -----         ------           -----
     Other comprehensive income                      77,496           --               --         77,496              --
                                                     ------        -----            -----         ------           -----
Comprehensive income                                663,133           --               --             --              --
Cash dividends to parent                           (410,000)          --               --             --        (410,000)
                                                   --------        -----            -----          -----        --------
Balance, December 31, 2000                       $3,065,404       $3,000         $288,327      $(333,734)     $3,107,811
                  === ====                       ==========       ======         ========      =========      ==========

See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of cash flows

Years ended December 31, ($ thousands)                                      2000               1999                 1998

Cash flows from operating activities
Net income                                                            $   585,637         $   636,453           $   540,111
Adjustments to reconcile net income to
     net cash provided by operating activities:
         Policy loans, excluding universal life-type insurance:
            Issuance                                                      (61,313)            (56,153)              (53,883)
            Repayment                                                      56,088              54,105                57,902
         Change in amounts recoverable from reinsurers                    (89,312)            (64,908)              (56,544)
         Change in other accounts receivable                                6,254                (615)              (10,068)
         Change in accrued investment income                                8,521              23,125                (9,184)
         Change in deferred policy acquisition costs, net                (291,634)           (140,379)              (10,443)
         Change in liabilities for future policy benefits
            for traditional life, disability income and
            long-term care insurance                                      206,377             153,157               138,826
         Change in policy claims and other policyholders' funds            27,467             (45,709)                1,964
         Deferred income tax provision (benefit)                           37,704              79,796               (19,122)
         Change in other liabilities                                     (120,256)            169,395                64,902
         Amortization of premium, (accretion of discount), net             37,909             (17,907)                9,170
         Net realized loss (gain) on investments                           16,975             (26,608)               (6,902)
         Policyholder and contractholder charges, non-cash               (151,745)           (175,059)             (172,396)
         Other, net                                                        (9,279)             (5,324)               10,786
                                                                           ------              ------                ------
            Net cash provided by operating activities                     259,393             583,369               485,119
                                                                          -------             -------               -------

Cash flows from investing activities Fixed maturities held to maturity:
     Purchases                                                             (4,487)             (3,030)               (1,020)
     Maturities, sinking fund payments and calls                          589,742             741,949             1,162,731
     Sales                                                                 50,067              66,547               236,963
Fixed maturities available for sale:
     Purchases                                                         (1,454,010)         (3,433,128)           (4,100,238)
     Maturities, sinking fund payments and calls                        1,019,403           1,442,507             2,967,311
     Sales                                                              1,237,116           1,691,389               278,955
Other investments, excluding policy loans:
     Purchases                                                           (706,082)           (657,383)             (555,647)
     Sales                                                                435,633             406,684               579,038
Change in amounts due from brokers                                        (15,157)                182                 8,073
Change in amounts due to brokers                                          298,236             (47,294)             (186,052)
                                                                          -------             -------              --------
            Net cash provided by investing activities                   1,450,461             208,423               390,114
                                                                        ---------             -------               -------

Cash flows from financing activities
Activity related to universal life-type insurance
     and investment contracts:
         Considerations received                                        1,842,026           2,031,630             1,873,624
         Surrenders and other benefits                                 (3,974,966)         (3,669,759)           (3,792,612)
         Interest credited to account balances                          1,169,641           1,240,575             1,317,124
Universal life-type insurance policy loans:
         Issuance                                                        (134,107)           (102,239)              (97,602)
         Repayment                                                         82,193              67,881                67,000
Dividends paid                                                           (410,000)           (350,000)             (240,000)
                                                                         --------            --------              --------
            Net cash used in financing activities                      (1,425,213)           (781,912)             (872,466)
                                                                       ----------            --------              --------
Net increase in cash and cash equivalents                                 284,641               9,880                 2,767
Cash and cash equivalents at beginning of year                             32,333              22,453                19,686
                                                                           ------              ------                ------
Cash and cash equivalents at end of year                              $   316,974         $    32,333           $    22,453
                                                                      ===========         ===========           ===========
See accompanying notes


IDS Life Insurance Company
-------------------------------------------------------------------------------

Notes to Consolidated Financial Statements

($ thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs effect and deferred taxes.

The retrospective interest method is used for income recognition on investments in structured notes and residual beneficial interests in securitized financial assets.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is  measured  as the excess of a loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company may purchase and write index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income.

The Company also uses index options to manage the risks related to a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                          2000          1999          1998
Cash paid during the year for:
Income taxes                          $225,704      $214,940      $215,003
Interest on borrowings                   3,299         4,521        14,529

Recognition of profits on annuity contracts and insurance policies
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000 and 1999, unlocking adjustments resulted in a net decrease in amortization of $12,300 and $56,800, respectively. Net unlocking adjustments in 1998 were not significant.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $41,059 and $852 receivable from, respectively, AEFC for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

IDS Life Insurance Company
-------------------------------------------------------------------------------

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sales.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The rule primarily affects certain AEFA high-yield investments contained in off-balance sheet trusts whose cash flows have been negatively effected by credit experience. As of January 1, 2001, the rule would require AEFA to adjust the carrying amount of these investments downward by approximately $30 milllion through recognition of an impairment charge.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentations.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 2000 are as follows:

                                                         Gross           Gross
                                        Amortized     unrealized      unrealized           Fair
Held to maturity                          cost           gains          losses             value
U.S. Government agency obligations     $   38,302       $  3,455      $     80         $   41,677
State and municipal obligations             7,678             16            --              7,694
Corporate bonds and obligations         5,248,517        111,466       114,330          5,245,653
Mortgage-backed securities              1,169,116          9,130         1,472          1,176,774
                                        ---------          -----         -----          ---------
                                       $6,463,613       $124,067      $115,882         $6,471,798
                                       ==========       ========      ========         ==========


                                                         Gross           Gross
                                      Amortized       unrealized      unrealized           Fair
Available for sale                      cost             gains          losses             value
U.S. Government agency obligations    $    96,408       $  6,134      $    268        $   102,274
State and municipal obligations            12,848            247            --             13,095
Corporate bonds and obligations         7,586,423        123,691       693,303          7,016,811
Mortgage-backed securities              5,234,191         57,697        24,078          5,267,810
                                        ---------         ------        ------          ---------
Total fixed maturities                 12,929,870        187,769       717,649         12,399,990
Equity securities                          11,829             --         1,496             10,333
                                           ------        -------         -----             ------
                                      $12,941,699       $187,769      $719,145        $12,410,323
                                      ===========       ========      ========        ===========


IDS Life Insurance Company
-------------------------------------------------------------------------------


The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1999 are as follows:

                                                          Gross          Gross
                                       Amortized       unrealized     unrealized            Fair
Held to maturity                         cost             gains         losses              value
U.S. Government agency obligations      $   37,613        $   236        $  2,158       $   35,691
State and municipal obligations              9,681            150              --            9,831
Corporate bonds and obligations          5,713,475         91,571         113,350        5,691,696
Mortgage-backed securities               1,395,523          4,953          31,951        1,368,525
                                         ---------          -----          ------        ---------
                                        $7,156,292        $96,910        $147,459       $7,105,743
                                        ==========        =======        ========       ==========


                                                          Gross           Gross
                                        Amortized      unrealized      unrealized           Fair
Available for sale                        cost            gains          losses             value
U.S. Government agency obligations     $    46,325        $   612        $  2,231      $    44,706
State and municipal obligations             13,226            519             191           13,554
Corporate bonds and obligations          7,960,352         60,120         560,450        7,460,022
Mortgage-backed securities               5,683,234          9,692         161,659        5,531,267
                                         ---------          -----         -------        ---------
Total fixed maturities                  13,703,137         70,943         724,531       13,049,549
Equity securities                            3,000             16              --            3,016
                                             -----             --           -----            -----
                                       $13,706,137        $70,959        $724,531      $13,052,565
                                       ===========        =======        ========      ===========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                    Amortized                Fair
Held to maturity                      cost                   value
Due from one to five years          $2,930,737            $2,935,736
Due from five to ten years           1,807,979             1,800,940
Due in more than ten years             555,781               558,348
Mortgage-backed securities           1,169,116             1,176,774
                                     ---------             ---------
                                    $6,463,613            $6,471,798
                                    ==========            ==========


                                    Amortized                Fair
Available for sale                    cost                   value
Due from one to five years         $   420,233           $   464,106
Due from five to ten years           4,675,249             4,266,932
Due in more than ten years           2,600,197             2,401,142
Mortgage-backed securities           5,234,191             5,267,810
                                     ---------             ---------
                                   $12,929,870           $12,399,990
                                   ===========           ===========

During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $53,169, $68,470 and $230,036, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $10,267, respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively.

At December 31, 2000, bonds carried at $14,472 were on deposit with various states as required by law.

IDS Life Insurance Company
-------------------------------------------------------------------------------

IDS Life Insurance Company
At December 31, 2000, investments in fixed maturities comprised 79 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.5 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                       2000                  1999
Aaa/AAA                 $ 6,559,188           $ 7,144,280
Aaa/AA                       32,001                 1,920
Aa/AA                       220,446               301,728
Aa/A                        327,147               314,168
A/A                       2,494,621             2,598,300
A/BBB                       747,636             1,014,566
Baa/BBB                   5,828,847             6,319,549
Baa/BB                      287,583               348,849
Below investment grade    2,896,014             2,816,069
                          ---------             ---------
                        $19,393,483           $20,859,429
                        ===========           ===========

At December 31, 2000, 88 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 16 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                               December 31, 2000         December 31, 1999
                          On balance   Commitments   On balance     Commitments
Region                       sheet     to purchase      sheet       to purchase
East North Central         $  691,694    $18,868     $  715,998      $ 10,380
West North Central            564,576      7,621        555,635        42,961
South Atlantic                884,723      7,667        867,838        23,317
Middle Atlantic               378,702     13,813        428,051         1,806
New England                   279,147      4,604        259,243         4,415
Pacific                       318,727        921        238,299         3,466
West South Central            173,158     28,548        144,607         4,516
East South Central             49,176      2,763         43,841            --
Mountain                      409,677     10,209        381,148         9,380
                              -------     ------        -------         -----
                            3,749,580     95,014      3,634,660       100,241
Less allowance for losses      11,489         --         28,283            --
                               ------      -----         ------         -----
                           $3,738,091    $95,014     $3,606,377      $100,241
                           ==========    =======     ==========      ========


                                  December 31, 2000     December 31, 1999
                          On balance  Commitments   On balance      Commitments
Property type                sheet    to purchase      sheet        to purchase
Department/retail stores  $1,174,763    $11,130     $1,158,712       $ 33,829
Apartments                   780,228         --        887,538         11,343
Office buildings           1,085,948     59,941        931,234         26,062
Industrial buildings         323,766     23,943        309,845          5,525
Hotels/motels                100,680         --        103,625             --
Medical buildings            128,101         --        114,045             --
Nursing/retirement homes      49,822         --         45,935             --
Mixed use                     87,537         --         66,893             --
Other                         18,735         --         16,833         23,482
                              ------      -----         ------         ------
                           3,749,580     95,014      3,634,660        100,241
Less allowance for losses     11,489         --         28,283             --
                              ------      -----         ------          -----
                          $3,738,091    $95,014     $3,606,377       $100,241
                          ==========    =======     ==========       ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $24,999 and $21,375, respectively, with allowances of $4,350 and $5,750, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $27,063 and $23,815, respectively.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The Company recognized  $1,033,  $1,190 and $1,809 of interest income related to
impaired  loans  for  the  years  ended   December  31,  2000,   1999  and  1998
respectively.

The following table presents changes in the allowance for losses related to all loans:

                                                 2000      1999       1998
Balance, January 1                            $ 28,283    $39,795    $38,645
Provision (reduction) for investment losses    (14,894)    (9,512)     7,582
Loan payoffs                                    (1,200)      (500)      (800)
Foreclosures and writeoffs                        (700)    (1,500)    (5,632)
                                                  ----     ------     ------
Balance, December 31                           $11,489    $28,283    $39,795
                                               =======    =======    =======

At December 31, 2000, the Company had no commitments to purchase investments other than mortgage loans.

Net investment income for the years ended December 31 is summarized as follows:

                                       2000            1999             1998
Interest on fixed maturities     $1,473,560      $1,598,059       $1,676,984
Interest on mortgage loans          286,611         285,921          301,253
Other investment income               1,750          70,892           43,518
Interest on cash equivalents          8,084           5,871            5,486
                                      -----           -----            -----
                                  1,770,005       1,960,743        2,027,241
Less investment expenses             39,400          41,170           40,756
                                     ------          ------           ------
                                 $1,730,605      $1,919,573       $1,986,485
                                 ==========      ==========       ==========

Net realized (loss) gain on investments for the years ended December 31 is summarized as follows:

                           2000                1999               1998
Fixed maturities       $(34,857)            $ 8,802            $ 9,946
Mortgage loans           15,845              10,211             (5,933)
Other investments         2,037               7,596              2,889
                          -----               -----              -----
                       $(16,975)            $26,608            $ 6,902
                       ========             =======            =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                          2000            1999           1998
Fixed maturities available for sale    $99,706       $(921,778)      $(93,474)
Equity securities                       (1,428)           (142)          (203)
                                        ------            ----           ----

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. The income tax expense (benefit) for the years ended December 31 consists of the following:

                                  2000               1999               1998
Federal income taxes:
Current                        $176,397            $178,444           $244,946
Deferred                         37,704              79,796            (16,602)
                                 ------              ------            -------
                                214,101             258,240            228,344
State income taxes-current        7,526               9,624              7,337
                                  -----               -----              -----
Income tax expense             $221,627            $267,864           $235,681
                               ========            ========           ========

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                              2000                      1999                        1998
                                                     Provision      Rate       Provision      Rate         Provision      Rate
Federal income taxes based on the statutory rate      $282,542      35.0%        $316,511     35.0%         $271,527      35.0%
Tax-excluded interest and dividend income               (3,788)     (0.5)          (9,626)    (1.1)          (12,289)     (1.6)
State taxes, net of federal benefit                      4,892       0.6            6,256      0.7             4,769       0.6
Affordable housing credits                             (54,569)     (6.8)         (31,000)    (3.4)          (19,688)     (2.5)
Other, net                                              (7,450)     (0.8)         (14,277)    (1.6)           (8,638)     (1.1)
                                                        ------      ----          -------     ----            ------      ----
Total income taxes                                    $221,627      27.5%        $267,864     29.6%         $235,681      30.4%
                                                      ========      ====         ========     ====          ========      ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 2000, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
-------------------------------------------------------------------------------

IDS Life Insurance Company

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                          2000          1999
Deferred tax assets:
Policy reserves                                       $730,239      $733,647
Unrealized loss on available for sale investments      179,702       221,431
Investments, other                                      34,600         1,873
Life insurance guaranty fund assessment reserve          1,365         4,789
                                                         -----         -----
Total deferred tax assets                              945,906       961,740
                                                       -------       -------
Deferred tax liabilities:
Deferred policy acquisition costs                      796,292       740,837
Other                                                   13,026         4,883
                                                        ------         -----
Total deferred tax liabilities                         809,318       745,720
                                                       -------       -------
Net deferred tax assets                               $136,588      $216,020
                                                      ========      ========

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,527,543 as of December 31, 2000 and $1,693,356 as of December 31, 1999 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2001 in excess of approximately $344,973 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                     2000            1999            1998
Statutory net income           $  344,973      $  478,173      $  429,903
Statutory capital and surplus   1,778,306       1,978,406       1,883,405
                                ---------       ---------       ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. Management believes the impact of these changes to the Company's and its subsidiaries' stautory-basis capital and surplus as of January 1, 2001 will not be significant.

5. RELATED PARTY TRANSACTIONS
The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2000 and 1999. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2000, 1999 and 1998.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $250, $223 and $211 in 2000, 1999 and 1998, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2000, 1999 and 1998 were $1,707, $1,906 and $1,503, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 2000, 1999 and 1998 was $1,136, $1,147 and $1,352, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $582,836, $485,177 and $411,337 for 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

IDS Life Insurance Company
-------------------------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES
At December 31, 2000, 1999 and 1998, traditional life insurance and universal life-type insurance in force aggregated $98,060,472, $89,271,957 and $81,074,928 respectively, of which $17,429,851, $8,281,576 and $4,912,313 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $89,506, $76,970 and $66,378 and reinsurance recovered from reinsurers amounted to $32,500, $27,816, and $20,982 for the years ended December 31, 2000, 1999 and
1998, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in all three of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits

7. LINES OF CREDIT
The Company has available lines of credit with its parent aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $50,000 uncommitted at December 31, 2000 and 1999, respectively.

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

IDS Life Insurance Company
-------------------------------------------------------------------------------
The Company's holdings of derivative financial instruments are as follows:

                                  Notional or
                                   contract    Carrying      Fair   Total credit
December 31, 2000                   amount      amount       value    exposure
Assets:
     Interest rate caps           $1,500,000   $ 6,127     $  1,174    $ 1,174
     Interest rate floors          1,000,000       121          531        531
     Options purchased               265,848    44,139       51,701     51,701
     Financial futures purchased           5        --        7,209         --
Liabilities:
     Options written                 104,324    (3,098)      (4,138)        --
     Financial futures sold                7        --        9,011         --
Off balance sheet:
     Interest rate swaps           1,000,000        --      (10,942)        --
                                   ---------      ----      -------       ----
                                               $47,289     $ 54,546    $53,406
                                               =======     ========    =======

December 31, 1999 Assets:
     Interest rate caps           $2,500,000   $ 9,685     $ 12,773    $12,773
     Interest rate floors          1,000,000       602          319        319
     Options purchased               180,897    49,789       61,745     61,745
Liabilities:
     Options purchased/written        43,262    (1,677)      (2,402)        --
Off balance sheet:
     Interest rate swaps           1,267,000        --      (17,582)        --
                                   ---------      ----      -------       ----
                                               $58,399     $ 54,853    $74,837
                                               =======     ========    =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 2001 to 2003. The purchased and written options expire on various dates from 2001 to 2006.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company also uses interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 2000 related to separate accounts and mutual funds which invest in fixed income securities. Interest was reported in management and other fees.

The Company offers an annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases financial futures and purchases and writes options on the major stock market index.

The Company also writes financial futures and purchases and writes options to manage the equity market risk related to seed money the Company has invested in certain separate accounts and the underlying mutual funds.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 2000 and 1999 related to separate accounts and mutual funds which invest in equity securities. Testing demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. At December 31, 2000, deferred gains on purchased put and written call index options were $1,005 and $449, respectively. At December 31, 1999, there were no deferred gains or losses on purchased put or written call index options.

IDS Life Insurance Company
-------------------------------------------------------------------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                        2000                                      1999
                                                          Carrying                 Fair              Carrying              Fair
Financial Assets                                            value                  value               value               value
Investments:
     Fixed maturities (Note 2):
         Held to maturity                                $ 6,463,613           $ 6,471,798         $ 7,156,292        $ 7,105,743
         Available for sale                               12,399,990            12,399,990          13,049,549         13,049,549
     Mortgage loans on real estate (Note 2)                3,738,091             3,821,825           3,606,377          3,541,958
     Other:
         Equity securities (Note 2)                           10,333                10,333               3,016              3,016
         Derivative financial Instruments (Note 8)            50,387                60,615              60,076             74,837
         Other                                                 1,130                 1,130               2,258              2,258
Cash and cash equivalents (Note 1)                           316,974               316,974              32,333             32,333
Separate account assets (Note 1)                          32,349,347            32,349,347          35,894,732         35,894,732
Financial Liabilities
Future policy benefits for fixed annuities               $18,020,824           $17,479,187         $19,189,170        $18,591,859
     Derivative financial instruments (Note 8)                 3,098                 6,069               1,677             19,984
Separate account liabilities                              28,791,949            27,822,667          31,869,184         31,016,081
                                                          ----------            ----------          ----------         ----------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,300,018 and $1,270,094, respectively, and policy loans of $96,603 and $92,895, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

At December 31, 2000 and 1999, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3,557,398 and $4,025,548, respectively.

IDS LIFE INSURANCE COMPANY      [AMERICAN EXPRESS LOGO]         PRSRT STD AUTO
70100 AXP FINANCIAL CENTER                                       U.S. POSTAGE
MINNEAPOLIS, MN 55474                                                PAID
(800) 862-7919                                                 AMERICAN EXPRESS

                                                                S-6196 L (5/01)
americanexpress.com

[AMERICAN EXPRESS LOGO]                                         AMERICAN EXPRESS

                                                               SUCCESSION SELECT

                                                     VARIABLE LIFE INSURANCE-SM-

ISSUED BY:

IDS LIFE INSURANCE COMPANY


PROSPECTUS

MAY 1, 2001

SUCCESSION SELECT, A FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE
POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT


ISSUED AND SOLD BY:  IDS LIFE INSURANCE COMPANY
                     70100 AXP Financial Center
                     Minneapolis, MN 55474
                     Telephone: (800) 862-7919
                     Web site address: americanexpress.com


This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

Variable life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable life insurance policy's features, benefits, risks and fees, and whether the variable life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TABLE OF CONTENTS

THE POLICY IN BRIEF .........................................................3
LOADS, FEES AND CHARGES .....................................................5
     Fund Expenses ..........................................................5
     Premium Expense Charge .................................................8
     Monthly Deduction ......................................................8
     Surrender Charge .......................................................9
     Partial Surrender Fee .................................................12
     Mortality and Expense Risk Charge .....................................12
     Transfer Charge .......................................................12
     Optional Insurance Benefits ...........................................12
POLICY VALUE CREDITS .......................................................12
PURCHASING YOUR POLICY .....................................................12
     Application ...........................................................12
     Right to Examine Policy ...............................................13
     Premiums ..............................................................13
KEEPING THE POLICY IN FORCE ................................................13
     Death Benefit Guarantee to Age 85 .....................................14
     Death Benefit Guarantee to Age 100 ....................................14
     Minimum Initial Premium Period ........................................14
     Grace Period ..........................................................14
     Reinstatement .........................................................15
THE VARIABLE ACCOUNT .......................................................15
THE FUNDS ..................................................................16
     Fund Objectives .......................................................22
     Relationship Between Funds and Subaccounts ............................22
RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS ...............................22
THE FIXED ACCOUNT ..........................................................32
POLICY VALUE ...............................................................32
     Fixed Account Value ...................................................32
     Subaccount Values .....................................................32
PROCEEDS PAYABLE UPON DEATH ................................................34
     Change in Death Benefit Option ........................................35
     Changes in Specified Amount ...........................................35
     Misstatement of Age or Sex ............................................36
     Suicide ...............................................................36
     Beneficiary ...........................................................36
TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS ........................36
     Fixed Account Transfer Policies .......................................36
     Minimum Transfer Amounts ..............................................36
     Maximum Transfer Amounts ..............................................36
     Maximum Number of Transfers Per Year ..................................36
     Two Ways to Request a Transfer, Loan or Surrender .....................37
     Automated Transfers ...................................................37
     Automated Dollar-Cost Averaging .......................................38
POLICY LOANS ...............................................................38
POLICY SURRENDERS ..........................................................39
     Total Surrenders ......................................................39
     Partial Surrenders ....................................................39
     Allocation of Partial Surrenders ......................................39
     Effects of Partial Surrenders .........................................39
     Taxes .................................................................40
     Exchange Right ........................................................40
OPTIONAL INSURANCE BENEFITS ................................................40
     Four-Year Term Insurance Rider ........................................40
     Individual Term Insurance Rider .......................................40
     Policy Split Option Rider .............................................40
     Survivor Term Insurance Rider .........................................40
PAYMENT OF POLICY PROCEEDS .................................................41
FEDERAL TAXES ..............................................................43
     IDS Life's Tax Status .................................................43
     Taxation of Policy Proceeds ...........................................43
     Modified Endowment Contracts ..........................................43
     Other Tax Considerations ..............................................44
IDS LIFE ...................................................................45
     Ownership .............................................................45
     State Regulation ......................................................45
     Distribution of the Policy ............................................45
     Legal Proceedings .....................................................45
     Experts ...............................................................46
MANAGEMENT OF IDS  LIFE ....................................................47
     Directors .............................................................47
     Officers Other than Directors .........................................47
OTHER INFORMATION ..........................................................47
     Substitution of Investments ...........................................47
     Voting Rights .........................................................48
     Reports ...............................................................48
POLICY ILLUSTRATIONS .......................................................48
     Understanding the Illustrations .......................................48
     Effect of Expenses and Charges ........................................49
KEY TERMS ..................................................................54
ANNUAL FINANCIAL INFORMATION ...............................................56
NOTES TO FINANCIAL STATEMENTS ..............................................78
CONDENSED FINANCIAL INFORMATION (UNAUDITED) ................................83

--------------------------------------------------------------------------------
2 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

THE POLICY IN BRIEF

LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- FUND EXPENSES-- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 5)

- PREMIUM EXPENSE CHARGE-- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 8)

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 8)

- SURRENDER CHARGE-- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. It is based on the initial specified amount. (p. 9)

- PARTIAL SURRENDER FEE-- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p.
   12)

- MORTALITY AND EXPENSE RISK CHARGE-- applies only to the subaccounts; equals, on an annual basis, up to 0.9% of the average daily net asset value of the subaccounts. (p. 12)


- OPTIONAL INSURANCE BENEFITS-- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 12)


POLICY VALUE CREDITS: If you have met certain premium requirements, we will periodically apply a credit to your policy value as early as policy year 2 while the policy is in force. (p. 12)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 12)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 13)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age
100. We may refuse premiums in order to comply with the Code. (p. 13)


DBG-85: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 85 (or 15 years, if later). This feature is in effect if you meet certain premium payment requirements (not available in Massachusetts and Texas). (p. 14)

DBG-100: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements (not available in Massachusetts and Texas). (p. 14)


MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 14)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. 15)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. (p. 15)

PURPOSE: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 15)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4%. (p. 32)

--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 3

PROCEEDS PAYABLE UPON DEATH: Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

The proceeds payable upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100 will be the greater of:

- the policy value minus any indebtedness on the date of the last surviving insured's death; or

- the policy value at the youngest insured's attained insurance age 100 minus any indebtedness on the date of the last surviving insured's death. (p. 34)



TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 36)


POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 38)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 39)


EXCHANGE RIGHT: For two years (18 months in Maryland) after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. 40)


PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the last surviving insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 41)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds received through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 43)

--------------------------------------------------------------------------------
4 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

LOADS, FEES AND CHARGES

Policy charges compensate IDS Life for:

-  providing the insurance benefits of the policy;

-  issuing the policy;

-  administering the policy;

-  assuming certain risks in connection with the policy;

-  distributing the policy; and

-  paying taxes imposed by certain states or government subdivisions.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.


ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                          MANAGEMENT           12b-1            OTHER
                                                             FEES              FEES            EXPENSES            TOTAL
IDS Life Series Fund, Inc. -
     Equity Portfolio                                         .70%               --%             .02%              .72%(1)
     Equity Income Portfolio                                  .70                --              .10               .80(1),(2)
     Government Securities Portfolio                          .70                --              .10               .80(1)
     Income Portfolio                                         .70                --              .04               .74(1)
     International Equity Portfolio                           .95                --              .07              1.02(1)
     Managed Portfolio                                        .70                --              .02               .72(1)
     Money Market Portfolio                                   .50                --              .09               .59(1)
AXP-Registered Trademark- Variable Portfolio -
     Blue Chip Advantage Fund                                 .56               .13              .26               .95(3)
     Bond Fund                                                .60               .13              .06               .79(4)
     Capital Resource Fund                                    .60               .13              .04               .77(4)
     Cash Management Fund                                     .51               .13              .04               .68(4)
     Diversified Equity Income Fund                           .56               .13              .26               .95(3)
     Emerging Markets Fund                                   1.13               .13              .43              1.69(3)
     Extra Income Fund                                        .62               .13              .07               .82(4)
     Federal Income Fund                                      .61               .13              .13               .87(3)
     Global Bond Fund                                         .84               .13              .10              1.07(4)
     Growth Fund                                              .64               .13              .18               .95(3)
     International Fund                                       .82               .13              .07              1.02(4)
     Managed Fund                                             .59               .13              .03               .75(4)
     New Dimensions Fund-Registered Trademark-                .60               .13              .05               .78(4)
     S&P 500 Index Fund                                       .28               .13              .07               .48(3)
     Small Cap Advantage Fund                                 .75               .13              .31              1.19(3)
     Strategy Aggressive Fund                                 .59               .13              .05               .77(4)
AIM V.I.
     Capital Appreciation Fund                                .61                --              .21               .82(5)
     Capital Development Fund                                 .75                --              .63              1.38(5),(6)
     Growth and Income Fund                                   .60                --              .24               .84(5)

--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 5

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (CONTINUED)

                                                                   MANAGEMENT         12b-1        OTHER
                                                                      FEES            FEES        EXPENSES        TOTAL
American Century VP
     International                                                    1.23%            --%           --%         1.23%(7)
     Value                                                            1.00             --            --           1.00(7)
Calvert Variable Series, Inc.
     Social Balanced Portfolio                                         .70             --           .16            .86(8)
Credit Suisse Warburg Pincus Trust
     Emerging Growth Portfolio (previously Warburg
     Pincus Trust - Emerging Growth Portfolio)                         .90             --           .35           1.25(9)
     Small Company Growth Portfolio (previously Warburg
     Pincus Trust - Small Company Growth Portfolio)                    .90             --           .21           1.11(9)
Fidelity VIP
     III Growth & Income Portfolio (Service Class)                     .48            .10           .11            .69(10)
     III Mid Cap Portfolio (Service Class)                             .57            .10           .17            .84(10)
     Overseas Portfolio (Service Class)                                .72            .10           .17            .99(10)
FTVIPT
     Franklin Real Estate Fund - Class 2                               .58            .25           .02            .85(11),(12)
     Franklin Value Securities Fund - Class 2                          .58            .25           .26           1.09(12),(13)
     Templeton International Securities Fund - Class 2                 .67            .25           .20           1.12(12)
     Templeton International Smaller Companies Fund - Class 2          .85            .25           .26           1.36(12)
Goldman Sachs VIT
     CORE-SM- Small Cap Equity Fund                                    .75             --           .25           1.00(14)
     CORE-SM- U.S. Equity Fund                                         .70             --           .20            .90(14)
     Mid Cap Value Fund                                                .80             --           .25           1.05(14)
Janus Aspen Series
     Aggressive Growth Portfolio: Service Shares                       .65            .25           .02            .92(15)
     Global Technology Portfolio: Service Shares                       .65            .25           .04            .94(15)
     International Growth Portfolio: Service Shares                    .65            .25           .06            .96(15)
Lazard Retirement Series
     International Equity Portfolio                                    .75            .25           .25           1.25(16)
MFS-Registered Trademark-
     Investors Growth Stock Series - Service Class (previously
     MFS-Registered Trademark- Growth Series)                          .75            .20           .16           1.11(17),(18),(19)
     New Discovery Series - Service Class                              .90            .20           .16           1.26(17),(18),(19)
Putnam Variable Trust
     Putnam VT High Yield Fund - Class IB Shares                       .66            .25           .08            .99(20)
     Putnam VT International New Opportunities Fund -
     Class IB Shares                                                  1.00            .25           .21           1.46(20)
     Putnam VT New Opportunities Fund - Class IA Shares                .52             --           .05            .57(5)
     Putnam VT Vista Fund - Class IB Shares                            .60            .25           .07            .92(20)
Royce
     Micro-Cap Portfolio                                              1.25             --           .10           1.35(21)
Third Avenue
     Value Portfolio                                                   .90             --           .40           1.30(22)
Wanger
     International Small Cap                                          1.20             --           .21           1.41(5),(23)
     U.S. Small Cap                                                    .95             --           .05           1.00(5),(23)

--------------------------------------------------------------------------------
6 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

(1)  Annual operating expenses for the fiscal year ending April 30, 2000.

(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 3.21% for IDS Life Series Fund - Equity Income Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.

(3) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.27% and 0.96% for AXP Variable Portfolio - Blue Chip Advantage Fund, 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund, 1.16% and 2.42% for AXP Variable Portfolio - Emerging Markets Fund, 0.15% and 0.89% for AXP Variable Portfolio - Federal Income Fund, 0.20% and 0.97% for AXP Variable Portfolio - Growth Fund, 1.16% and 1.57% for AXP Variable Portfolio - S&P 500 Index Fund and 0.55% and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.

(4) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.

(5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.

(6)  Expenses have been restated to reflect current fees.

(7)  Annualized operating expenses of funds at Dec. 31, 2000.

(8) Net fund operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.

(9) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Warburg Pincus Trust Emerging Growth Portfolio (0.90%, 0%, 0.40% and 1.30%) and Credit Suisse Warburg Pincus Trust Small Company Growth Portfolio (0.90%, 0%, 0.23%, 1.13%).

(10) There were no reimbursement or expense reductions for the period ended Dec. 31, 2000. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.

(13) The manager has agreed in advance to make an estimated reduction of 0.02% of its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent this reduction, "Management Fees" and "Total" would have been 0.60% and 1.11% for Franklin Value Securities Fund - Class 2.

(14) Expenses ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 0.80% and 1.55% for CORE-SM- Small Cap Equity Fund, 0.70%, 0.17%, and 0.87% for CORE-SM- U.S. Equity Fund, and 0.80%, 0.42% and 1.22% for Mid Cap Value Fund.

(15) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth Portfolio, and International Growth Portfolio. All expenses are shown without the effect of expense offset arrangements.

(16) Absent fee waivers and/or reimbursements, "Other Expenses" and "Total" expenses for the year ended Dec. 31, 2000 would have been 1.32% and 2.32% for International Equity Portfolio.

(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(18) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.10% for Investors Growth Stock Series and 1.25% for New Discovery Series.

(19) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.17% and 1.12% for Investors Growth Stock Series and 0.19% and 1.29% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

(20) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

(21) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2001 and 1.99% through Dec. 31, 2010. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.33% and 1.58% for Royce Micro-Cap Portfolio.

(22) The fund's expenses figures are based on actual expensed, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 1.62% and 2.52% for Third Avenue Value Portfolio.

(23) Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.


--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 7

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 5% of each premium payment. It partially compensates IDS Life for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy;

3. the administrative charge shown in your policy; and

4. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-85, DBG-100 or the minimum initial premium period is in effect. (See "Death Benefit Guarantee to Age 85," "Death Benefit Guarantee to Age 100," "Minimum Initial Premium Period;" also "Grace Period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as: [a x (b - c)]

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on each insured's insurance age, duration of coverage, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker, Male or Female, Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%);


(c) IS THE POLICY VALUE ON the monthly date. At this point, the policy value has been reduced by the policy fee, the administrative charge, and any charges for optional riders;


2. POLICY FEE: $20 per month for the first 10 policy years. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. IDS Life does not expect to make any profit on this charge. We reserve the right to change the charge in the future, but guarantee that it will never exceed $20 per month in the first 10 policy years and $7.50 per month thereafter.



3. ADMINISTRATIVE CHARGE: The monthly charge varies depending on the youngest insured's insurance age. For insurance ages 15-39, the rate is $0.04 per $1,000 of the policy's initial specified amount, for insurance ages 40-59, the rate is $0.05 and for insurance ages 60 and over, the rate is $0.06. This charge reimburses IDS Life for expenses of issuing the policy and partially compensates IDS Life for expenses of distributing and administration of the policy. We reserve the right to change the charge in the future, but guarantee that it will never exceed $0.07 per $1,000 of the policy's initial specified amount for the first ten years and $.02 per $1,000 of the policy's initial specified amount thereafter.


4. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. (See "Optional Insurance Benefits.")

--------------------------------------------------------------------------------
8 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge.

The surrender charge reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insureds' insurance ages, risk classifications and initial specified amount. The maximum surrender charge will remain level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

The following example illustrates how we calculate the maximum surrender charge for two insureds: male, insurance age 65 qualifying for nonsmoker rates and female, insurance age 60, qualifying for standard rates. We assume the specified amount to be $1,000,000.

                           LAPSE OR SURRENDER
                          AT BEGINNING OF YEAR                 SURRENDER CHARGE
                                   1                              $22,704.78
                                   2                               22,704.78
                                   3                               22,704.78
                                   4                               22,704.78
                                   5                               22,704.78
                                   6                               22,704.78
                                   7                               20,434.30
                                   8                               18,163.82
                                   9                               15,893.35
                                  10                               13,622.87
                                  11                               11,352.39
                                  12                                9,081.91
                                  13                                6,811.43
                                  14                                4,540.96
                                  15                                2,270.48
                                  16                                       0

From the beginning of year 6 to the end of year 15, the amounts shown decrease on a monthly basis.


The maximum surrender charge is number of thousands of dollars of initial specified amount multiplied by a rate based on the youngest insured's issue age multiplied by a rate based on the oldest insured's issue age. Both rates based on risk classifications of the insureds. (i.e standard or nonsmoker). For the example above, initial specified amount of $1,000,000; male, insurance age 65, qualifying for nonsmoker rates and female, insurance age 60, qualifying for standard rates. The youngest insured's rate is $28.4628 and the oldest insured's rate is $0.7977. The maximum surrender charge is $1,000 multiplied by $28.4628 multiplied by $0.7977 which equals $22,704.78. As another example, initial specified amount of $2,500,000; male, insurance age 70, qualifying for preferred nonsmoker rates and female, insurance age 75, qualifying for standard rates. The youngest insured's rate is $47.2492 and the oldest insured's rate is $0.7000. The maximum surrender charge is $2,500 multiplied by $0.7000 multiplied by $47.2492 which equals $82,686.10.



--------------------------------------------------------------------------------
                                                      PROSPECTUS-- MAY 1, 2001 9

MAXIMUM SURRENDER CHARGES (RATE TABLES)

                 RATE BASED ON THE YOUNGEST INSURED'S ISSUE AGE                       RATE BASED ON THE OLDEST INSURED'S ISSUE AGE
                 ----------------------------------------------                       --------------------------------------------
                  NONSMOKER/       NONSMOKER/        STANDARD/                        NONSMOKER/        NONSMOKER/         STANDARD/
AGE               NONSMOKER        STANDARD          STANDARD              AGE         NONSMOKER         STANDARD          STANDARD
15                $  4.6778        $  4.7457         $  4.8304             15           $0.9816          $0.9797           $0.9770
16                   4.7292           4.8001            4.8885             16            0.9808           0.9788            0.9760
17                   4.7830           4.8569            4.9492             17            0.9800           0.9779            0.9750
18                   4.8392           4.9163            5.0126             18            0.9792           0.9770            0.9740
19                   4.8979           4.9783            5.0789             19            0.9783           0.9760            0.9729
20                   4.9592           5.0432            5.1482             20            0.9774           0.9750            0.9717
21                   5.0234           5.1111            5.2208             21            0.9764           0.9740            0.9705
22                   5.0906           5.1821            5.2967             22            0.9754           0.9728            0.9692
23                   5.1609           5.2564            5.3762             23            0.9743           0.9717            0.9679
24                   5.2345           5.3342            5.4594             24            0.9732           0.9704            0.9665
25                   5.3116           5.4158            5.5466             25            0.9720           0.9691            0.9650
26                   5.3923           5.5012            5.6380             26            0.9708           0.9678            0.9634
27                   5.4824           5.5963            5.7396             27            0.9695           0.9664            0.9618
28                   5.5879           5.7073            5.8577             28            0.9682           0.9649            0.9601
29                   5.7267           5.8526            6.0112             29            0.9668           0.9633            0.9583
30                   5.8613           5.9938            6.1608             30            0.9653           0.9616            0.9563
31                   6.0801           6.2214            6.3995             31            0.9637           0.9599            0.9543
32                   6.3193           6.4702            6.6605             32            0.9621           0.9581            0.9522
33                   6.5744           6.7356            6.9391             33            0.9603           0.9561            0.9500
34                   6.8674           7.0403            7.2587             34            0.9585           0.9541            0.9477
35                   7.1882           7.3739            7.6086             35            0.9566           0.9520            0.9452
36                   7.5396           7.7394            7.9921             36            0.9546           0.9497            0.9426
37                   7.9249           8.1402            8.4127             37            0.9525           0.9474            0.9399
38                   8.3560           8.5885            8.8829             38            0.9502           0.9449            0.9371
39                   8.8207           9.0720            9.3901             39            0.9479           0.9423            0.9341
40                   9.3133           9.5847            9.9280             40            0.9454           0.9395            0.9309
41                   9.8358          10.1284           10.4988             41            0.9428           0.9366            0.9276
42                  10.3902          10.7057           11.1046             42            0.9400           0.9335            0.9241
43                  10.9792          11.3189           11.7482             43            0.9371           0.9303            0.9205
44                  11.6055          11.9711           12.4327             44            0.9340           0.9269            0.9166
45                  12.2720          12.6653           13.1611             45            0.9308           0.9233            0.9126
46                  12.9821          13.4048           13.9371             46            0.9273           0.9196            0.9083
47                  13.7256          14.1793           14.7497             47            0.9237           0.9156            0.9038
48                  14.5040          14.9904           15.6007             48            0.9198           0.9114            0.8991
49                  15.3038          15.8239           16.4752             49            0.9158           0.9070            0.8942
50                  16.1402          16.6954           17.3894             50            0.9115           0.9023            0.8891
51                  17.0146          17.6066           18.3449             51            0.9070           0.8974            0.8837
52                  17.9469          18.5778           19.3628             52            0.9022           0.8922            0.8781

--------------------------------------------------------------------------------
10 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

                 RATE BASED ON THE YOUNGEST INSURED'S ISSUE AGE                       RATE BASED ON THE OLDEST INSURED'S ISSUE AGE
                 ----------------------------------------------                       --------------------------------------------
                  NONSMOKER/       NONSMOKER/        STANDARD/                        NONSMOKER/        NONSMOKER/         STANDARD/
AGE               NONSMOKER        STANDARD          STANDARD              AGE         NONSMOKER         STANDARD          STANDARD
53                 $18.9415         $19.6136          $20.4477             53           $0.8971          $0.8868           $0.8722
54                  19.9840          20.6988           21.5834             54            0.8918           0.8811            0.8660
55                  21.0979          21.8579           22.7956             55            0.8861           0.8750            0.8596
56                  22.2455          23.0515           24.0430             56            0.8801           0.8687            0.8529
57                  23.4267          24.2798           25.3259             57            0.8738           0.8621            0.8459
58                  24.6914          25.5946           26.6986             58            0.8671           0.8551            0.8386
59                  26.0222          26.9779           28.1423             59            0.8601           0.8478            0.8311
60                  27.4507          28.4628           29.6919             60            0.8528           0.8403            0.8234
61                  28.9280          29.9981           31.2937             61            0.8450           0.8324            0.8155
62                  30.5149          31.6465           33.0121             62            0.8369           0.8242            0.8074
63                  32.1876          33.3824           34.8194             63            0.8285           0.8157            0.7990
64                  33.9839          35.2441           36.7541             64            0.8196           0.8069            0.7904
65                  35.8430          37.1678           38.7490             65            0.8102           0.7977            0.7815
66                  37.7662          39.1545           40.8047             66            0.8005           0.7882            0.7724
67                  39.8371          41.2908           43.0113             67            0.7905           0.7784            0.7630
68                  42.0739          43.5963           45.3902             68            0.7801           0.7684            0.7537
69                  44.4973          46.0924           47.0307             69            0.7696           0.7584            0.7444
70                  47.1281          47.2492           47.2492             70            0.7589           0.7485            0.7355
71                  47.4374          47.4374           47.4374             71            0.7483           0.7387            0.7269
72                  47.5870          47.5870           47.5870             72            0.7376           0.7291            0.7187
73                  47.7187          47.7187           47.7187             73            0.7268           0.7195            0.7107
74                  47.8265          47.8265           47.8265             74            0.7158           0.7098            0.7027
75                  47.8863          47.8863           47.8863             75            0.7046           0.7000            0.6945
76                  47.8863          47.8863           47.8863             76            0.6932           0.6899            0.6862
77                  47.8863          47.8863           47.8863             77            0.6818           0.6799            0.6780
78                  47.8863          47.8863           47.8863             78            0.6706           0.6703            0.6700
79                  47.8863          47.8863           47.8863             79            0.6601           0.6613            0.6628
80                  47.8863          47.8863           47.8863             80            0.6504           0.6531            0.6565
81                  47.8863          47.8863           47.8863             81            0.6416           0.6458            0.6508
82                  47.8863          47.8863           47.8863             82            0.6336           0.6389            0.6453
83                  47.8863          47.8863           47.8863             83            0.6259           0.6322            0.6395
84                  47.8863          47.8863           47.8863             84            0.6178           0.6249            0.6329
85                  47.8863          47.8863           47.8863             85            0.6087           0.6162            0.6246
86                  47.8863          47.8863           47.8863             86            0.5975           0.6051            0.6135
87                  47.8863          47.8863           47.8863             87            0.5831           0.5903            0.5982
88                  47.8863          47.8863           47.8863             88            0.5638           0.5702            0.5771
89                  47.8863          47.8863           47.8863             89            0.5379           0.5432            0.5488
90                  47.8863          47.8863           47.8863             90            0.5039           0.5077            0.5117

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 11

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life will make up any further deficit from its general assets.


TRANSFER CHARGE

We reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone per policy year, we reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS

The charge for additional insurance benefits added by rider will be specified in the Policy or in a supplement to the Policy.


POLICY VALUE CREDITS

If you have met certain premium requirements, we will periodically apply a credit to your policy value as early as policy year 2 while the policy is in force.

The policy value credit will be applied, as long as:

-  the sum of premiums paid, minus

-  partial surrenders, minus

-  outstanding indebtedness, equals or exceeds

-  $500,000

Currently, the policy credit percent is 0.15%. We reserve the right to calculate and apply the policy value credit on a quarterly or monthly basis as well as lower the policy credit percent down to 0% at any time.

The policy value credit amount shall be applied to the policy value on a pro rata basis.

OTHER INFORMATION ON CHARGES: IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

-  select a specified amount of insurance;

-  select a death benefit option;

-  designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. Your application may be declined if we determine the individual is not insurable and we will return any premiums you have paid.

AGE LIMIT: In addition, IDS Life generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")


--------------------------------------------------------------------------------
12 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

OTHER CONDITIONS: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

INCONTESTABILITY: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of both insureds for two years from the policy date, IDS Life cannot contest the policy.

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life or your financial advisor, with a written request for cancellation:

-  by the 20th day after you receive it.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE EARLY POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE REQUIRES THAT YOU PAY THE MINIMUM INITIAL PREMIUMS.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval.) We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-85, DBG-100 or the minimum initial premium period remain in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are satisfied to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 85 (or 15 policy years, if later) regardless of investment performance, you should pay at least the DBG-85 premiums.

If you wish to pay yet a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 13

DEATH BENEFIT GUARANTEE TO AGE 85

The DBG-85 provides that your policy will remain in force until the youngest insured reaches attained insurance age 85 (or 15 policy years, if later) even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-85 will remain in effect, as long as:

-  the sum of premiums paid; minus

-  partial surrenders minus

-  outstanding indebtedness; equals or exceeds

-  the DBG-85 premiums due since the policy date.

The DBG-85 premium is shown in the policy.


If, on a monthly date, you have not paid enough premiums to keep the DBG-85 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-85 will terminate. Your policy will also lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-85 cannot be reinstated. (The DBG-85 is not available in Massachusetts or Texas.)


DEATH BENEFIT GUARANTEE TO AGE 100

The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

-  the sum of premiums paid; minus

-  partial surrenders minus

-  outstanding indebtedness; equals or exceeds

-  the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.


If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If you have paid sufficient premiums, the DBG-85 will be in effect. If the DBG-85 and the DBG-100 are not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated. (The DBG-100 is not available in Massachusetts or Texas.)


MINIMUM INITIAL PREMIUM PERIOD

To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is five years.

GRACE PERIOD

If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither of the death benefit guarantees nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.


--------------------------------------------------------------------------------
14 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

-  a written request;

- evidence satisfactory to IDS Life that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;

- payment of a premium that will keep the policy in force for at least three months (one month in Virginia);

- payment of the monthly deductions that were not collected during the grace period; and

-  payment or reinstatement of any indebtedness.


The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life accepts your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement (except in Alabama, Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia). Surrender charges will also be reinstated.


IDS Life will have two years from the effective date of reinstatement (except in Virginia) to contest the truth of statements or representations in the reinstatement application.

THE VARIABLE ACCOUNT

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 15

THE FUNDS


You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
U            IDS Life Series Fund -  Equity       Objective: capital appreciation.        IDS Life Insurance Company  (IDS Life),
             Portfolio                            Invests primarily in common stocks      investment manager; American Express
                                                  and other securities convertible into   Financial Corporation (AEFC),
                                                  common stock.                           investment adviser.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FEI          IDS Life Series Fund -  Equity       Objective: to provide a high level of   IDS Life, investment manager; AEFC,
             Income Portfolio                     current income and, as a secondary      investment adviser.
                                                  goal, steady growth of capital.
                                                  Invests primarily in dividend-paying
                                                  stocks. Other investments may
                                                  include: common stocks, foreign
                                                  securities, convertible securities,
                                                  debt securities, derivative
                                                  instruments and money market
                                                  instruments.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
Y            IDS Life Series Fund - Government    Objective: to provide a high current    IDS Life, investment manager; AEFC,
             Securities Portfolio                 return and safety of principal.         investment adviser.
                                                  Invests primarily in debt obligations
                                                  issued or guaranteed as to principal
                                                  and interest by the U.S. government,
                                                  its agencies and instrumentalities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
V            IDS Life Series Fund - Income        Objective: to maximize current income   IDS Life, investment manager; AEFC,
             Portfolio                            while attempting to conserve the        investment adviser.
                                                  value of the investment and to
                                                  continue the high level of income for
                                                  the longest period of time. At least
                                                  50% of net assets normally will be
                                                  invested in high-quality, lower-risk
                                                  corporate bonds, unrated corporate
                                                  bonds believed to have the same
                                                  investment qualities and government
                                                  bonds. Other investments may include
                                                  lower-rated corporate bonds, bonds and
                                                  common stocks sold together as a unit,
                                                  preferred stock and foreign
                                                  securities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
IL           IDS Life Series Fund -               Objective: capital appreciation.        IDS Life, investment manager; AEFC,
             International Equity Portfolio       Invests primarily in common stocks of   investment adviser.
                                                  foreign issuers and foreign securities
                                                  convertible into common stock. Other
                                                  investments may include certain
                                                  international bonds if the portfolio
                                                  manager believes they have greater
                                                  potential for capital appreciation
                                                  than equities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
X            IDS Life Series Fund - Managed       Objective: to maximize total            IDS Life, investment manager; AEFC,
             Portfolio                            investment return through a             investment adviser.
                                                  combination of capital appreciation
                                                  and current income. If the investment
                                                  manager believes the stock market will
                                                  be moving higher, it can emphasize
                                                  stocks that offer potential for
                                                  appreciation. At other times, the
                                                  manager may increase the portfolio's
                                                  holdings in bonds and money-market
                                                  securities providing high current
                                                  income.
------------ ------------------------------------ --------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
16 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
W            IDS Life Series Fund -  Money        Objective: to provide maximum current   IDS Life, investment manager; AEFC,
             Market Portfolio                     income consistent with liquidity and    investment adviser.
                                                  conservation of capital. Invests in
                                                  relatively short-term money market
                                                  securities, such as marketable debt
                                                  securities issued or guaranteed as to
                                                  principal and interest by the U.S.
                                                  government or its agencies or
                                                  instrumentalities, bank certificates
                                                  of deposit, bankers' acceptances,
                                                  letters of credit and high-grade
                                                  commercial paper.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FBC          AXP-Registered Trademark- Variable   Objective: long-term total return       IDS Life, investment manager; AEFC,
             Portfolio -  Blue Chip Advantage     exceeding that of the U.S. stock        investment adviser.
             Fund                                 market. Invests primarily in common
                                                  stocks of companies included in the
                                                  unmanaged S&P 500 Index.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FBD          AXP-Registered Trademark- Variable   Objective: high level of current        IDS Life, investment manager; AEFC,
             Portfolio - Bond Fund                income while conserving the value of    investment adviser.
                                                  the investment and continuing a high
                                                  level of income for the longest time
                                                  period. Invests primarily in bonds and
                                                  other debt obligations.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FCR          AXP-Registered Trademark- Variable   Objective: capital appreciation.        IDS Life, investment manager; AEFC,
             Portfolio - Capital Resource Fund    Invests primarily in U.S. common        investment adviser.
                                                  stocks and other securities
                                                  convertible into common stocks.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FCM          AXP-Registered Trademark- Variable   Objective: maximum current income       IDS Life, investment manager; AEFC,
             Portfolio -  Cash Management Fund    consistent with liquidity and           investment adviser.
                                                  stability of principal. Invests in
                                                  money market securities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FDE          AXP-Registered Trademark- Variable   Objective: high level of current        IDS Life, investment manager; AEFC,
             Portfolio - Diversified Equity       income and, as a secondary goal,        investment adviser.
             Income Fund                          steady growth of capital. Invests
                                                  primarily in dividend-paying common
                                                  and preferred stocks.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FEM          AXP-Registered Trademark- Variable   Objective: long-term capital growth.    IDS Life, investment manager; AEFC,
             Portfolio - Emerging Markets Fund    Invests primarily in equity             investment adviser; American Express
                                                  securities of companies in emerging     Asset Management International, Inc.,
                                                  markets.                                a wholly-owned subsidiary of AEFC, is
                                                                                          the sub-investment adviser.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FEX          AXP-Registered Trademark- Variable   Objective: high current income, with    IDS Life, investment manager; AEFC,
             Portfolio - Extra Income Fund        capital growth as a secondary           investment adviser.
                                                  objective. Invests primarily in
                                                  long-term, high-yielding, high-risk
                                                  corporate bonds issued by U.S. and
                                                  foreign companies and governments.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FFI          AXP-Registered Trademark- Variable   Objective: high level of current        IDS Life, investment manager; AEFC,
             Portfolio - Federal Income Fund      income and safety of principal          investment adviser.
                                                  consistent with an investment in U.S.
                                                  government and government agency
                                                  securities. Invests primarily in debt
                                                  obligations issued or guaranteed as
                                                  to principal and interest by the U.S.
                                                  government, its agencies or
                                                  instrumentalities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 17

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FGB          AXP-Registered Trademark- Variable   Objective: high total return through    IDS Life, investment manager; AEFC,
             Portfolio - Global Bond Fund         income and growth of capital.           investment adviser.
                                                  Non-diversified mutual fund that
                                                  invests primarily in debt securities
                                                  of U.S. and foreign issuers.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FGR          AXP-Registered Trademark- Variable   Objective: long-term capital growth.    IDS Life, investment manager; AEFC,
             Portfolio - Growth Fund              Invests primarily in common stocks      investment adviser.
                                                  and securities
                                                  convertible into
                                                  common stocks that
                                                  appear to offer growth
                                                  opportunities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIE          AXP-Registered Trademark- Variable   Objective: capital appreciation.        IDS Life, investment manager; AEFC,
             Portfolio - International Fund       Invests primarily in stocks or          investment adviser. American Express
                                                  convertible securities of foreign       Asset Management International, Inc.,
                                                  issuers that offer growth potential.    a wholly-owned subsidiary of AEFC, is
                                                                                          the sub-investment adviser.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FMF          AXP-Registered Trademark- Variable   Objective: maximum total investment     IDS Life, investment manager; AEFC,
             Portfolio - Managed Fund             return through a combination of         investment adviser.
                                                  capital growth and current income.
                                                  Invests primarily in a combination
                                                  common and preferred stocks,
                                                  convertible securities, bonds and
                                                  other debt securities.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FND          AXP-Registered Trademark- Variable   Objective: long-term growth of          IDS Life, investment manager; AEFC,
             Portfolio -  New Dimensions          capital. Invests primarily in common    investment adviser.
             Fund-Registered Trademark-           stocks of U.S. and foreign companies
                                                  showing potential for significant
                                                  growth.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIV          AXP-Registered Trademark- Variable   Objective: long-term capital            IDS Life, investment manager; AEFC,
             Portfolio -  S&P 500 Index Fund      appreciation. Invests primarily in      investment adviser.
                                                  securities that are expected to
                                                  provide investment results that
                                                  correspond to the performance of
                                                  the S&P 500 Index.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSM          AXP-Registered Trademark- Variable   Objective: long-term capital growth.    IDS Life, investment manager; AEFC,
             Portfolio - Small Cap Advantage      Invests primarily in equity stocks of   investment adviser; Kenwood Capital
             Fund                                 small companies that are often          Management LLC, sub-investment adviser.
                                                  included in the S&P SmallCap 600
                                                  Index or the Russell 2000 Index.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSA          AXP-Registered Trademark- Variable   Objective: capital appreciation.        IDS Life, investment manager; AEFC,
             Portfolio - Strategy Aggressive      Invests primarily in common stocks of   investment adviser.
             Fund                                 small- and medium-size companies.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FCA          AIM V.I. Capital  Appreciation Fund  Objective: growth of capital. Invests   A I M Advisors, Inc.
                                                  principally in common stocks of
                                                  companies likely to benefit from new
                                                  or innovative products, services or
                                                  processes as well as those with
                                                  above-average growth and excellent
                                                  prospects for future growth.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FCD          AIM V.I. Capital  Development Fund   Objective: long term growth of          A I M Advisors, Inc.
                                                  capital. Invests primarily in common
                                                  stocks of companies likely to benefit
                                                  from new or innovative products,
                                                  service or processes as well as those
                                                  with above-average growth and
                                                  excellent prospects for future growth.
------------ ------------------------------------ --------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
18 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FGI          AIM V.I. Growth and  Income Fund     Objective: growth of capital with       A I M Advisors Inc.
                                                  current income a secondary objective.
                                                  Invests at least 65% of its net
                                                  assets in established companies that
                                                  have long-term above average growth
                                                  in earnings and dividends and growth
                                                  companies that are believed to have
                                                  the potential for above-average
                                                  growth in earnings and dividends.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIR          American Century  VP International   Objective: long term capital growth.    American Century Investment Management,
                                                  Invests primarily in stocks of          Inc.
                                                  growing foreign companies.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FVL          American Century  VP Value           Objective: long-term capital growth,    American Century Investment Management,
                                                  with income as a secondary objective.   Inc.
                                                  Invests primarily in stocks of
                                                  companies that management believes to
                                                  be undervalued at the time of
                                                  purchase.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSB          Calvert Variable Series, Inc.        Objective: income and capital growth.   Calvert Asset Management Company, Inc.
             Social Balanced Portfolio            Invests primarily in stocks, bonds      (CAMCO), investment adviser. NCM
                                                  and money market instruments which      Capital Management Group, Inc. is the
                                                  offer income and capital growth         investment sub-adviser.
                                                  opportunity and which satisfy the
                                                  investment and social criteria.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FEG          Credit Suisse Warburg Pincus Trust   Objective: maximum capital              Credit Suisse Asset  Management, LLC
             - Emerging Growth Portfolio          appreciation. Invests in U.S. equity
             (previously Warburg Pincus Trust -   securities of emerging-growth
             Emerging Growth Portfolio)           companies with growth characteristics
                                                  such as positive earnings and
                                                  potential for accelerated growth.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSC          Credit Suisse Warburg Pincus Trust   Objective: capital growth. Invests in   Credit Suisse Asset  Management, LLC
             - Small Company Growth Portfolio     equity securities of small U.S.
             (previously Warburg Pincus Trust -   companies which are developing or
             Small Company Growth Portfolio)      older companies in a growth stage or
                                                  are providing products or services
                                                  with a high unit volume growth rate.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FGC          Fidelity VIP III Growth & Income     Objective: high total return through    Fidelity Management & Research Company
             Portfolio  (Service Class)           a combination of current income and     (FMR), investment manager; FMR U.K. and
                                                  capital appreciation. Invests           FMR Far East, sub-investment advisers.
                                                  primarily in common stocks with a
                                                  focus on those that pay current
                                                  dividends and show potential for
                                                  capital appreciation.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FMP          Fidelity VIP III Mid Cap Portfolio   Objective: long-term growth of          FMR, investment manager;  FMR U.K. and
             (Service Class)                      capital. Invests primarily in medium    FMR Far East,  sub-investment advisers.
                                                  market capitalization common stocks.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FOS          Fidelity VIP Overseas Portfolio      Objective: long-term growth of          FMR, investment manager;  FMR U.K., FMR
             (Service Class)                      capital. Invests primarily in common    Far East, Fidelity International
                                                  stocks of foreign securities.           Investment Advisors (FIIA) and FIIA
                                                                                          U.K.,  sub-investment advisers.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FRE          FTVIPT Franklin Real Estate Fund -   Objective: capital appreciation with    Franklin Advisers, Inc.
             Class 2                              a secondary goal to earn current
                                                  income. Invests primarily in equity
                                                  securities of companies operating in
                                                  the real estate industry, primarily
                                                  equity real estate investment trusts
                                                  (REITS).
------------ ------------------------------------ --------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 19

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSV          FTVIPT Franklin Value Securities     Objective: long-term total return.      Franklin Advisory Services, LLC
             Fund - Class 2                       Invests primarily in equity
                                                  securities of companies the manager
                                                  believes are selling substantially
                                                  below the underlying value of their
                                                  assets or their private market value.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIF          FTVIPT Templeton International       Objective: long-term capital growth.    Templeton Investment  Counsel, LLC.
             Securities  Fund - Class 2           Invests primarily in equity
                                                  securities of companies located
                                                  outside the U.S., including those in
                                                  emerging markets.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIS          FTVIPT Templeton International       Objective: long-term capital            Templeton Investment  Counsel, LLC
             Smaller Companies Fund - Class 2     appreciation. Invests primarily in
                                                  equity securities of smaller
                                                  companies located outside the U.S.,
                                                  including those in emerging markets.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSE          Goldman Sachs VIT CORE-SM- Small     Objective: seeks long-term growth of    Goldman Sachs Asset Management
             Cap Equity Fund                      capital. Invests primarily in a
                                                  broadly diversified portfolio of
                                                  equity securities of U.S. issuers
                                                  which are included in the Russell
                                                  2000 Index at the time of investment.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FUE          Goldman Sachs VIT CORE-SM- U.S.      Objective: seeks long-term growth of    Goldman Sachs Asset Management
             Equity Fund                          capital and dividend income. Invests
                                                  primarily in a broadly diversified
                                                  portfolio of large-cap and blue chip
                                                  equity securities representing all
                                                  major sectors of the U.S. economy.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FMC          Goldman Sachs VIT Mid Cap Value      Objective: seeks long-term capital      Goldman Sachs Asset Management
             Fund                                 appreciation. Invests primarily in
                                                  mid-capitalization companies within
                                                  the range of the market capitalization
                                                  of companies constituting the Russell
                                                  Midcap Value Index at the time of
                                                  investment.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FAG          Janus Aspen Series Aggressive        Objective: long-term growth of          Janus Capital
             Growth Portfolio:  Service Shares    capital.  Non-diversified mutual fund
                                                  that invests primarily in common
                                                  stocks selected for their growth
                                                  potential and normally invests at
                                                  least 50% of its equity assets in
                                                  medium-sized companies.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FGT          Janus Aspen Series Global            Objective: long-term growth of          Janus Capital
             Technology Portfolio:  Service       capital.  Non-diversified mutual fund
             Shares                               that invests primarily in equity
                                                  securities of U.S. and foreign
                                                  companies selected for their growth
                                                  potential. Normally invests at least
                                                  65% of total assets in securities of
                                                  companies that the portfolio manager
                                                  believes will benefit significantly
                                                  from advancements or improvements in
                                                  technology.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIG          Janus Aspen Series International     Objective: long-term growth of          Janus Capital
             Growth Portfolio: Service Shares     capital. Invests at least 65% of its
                                                  total assets in securities of issuers
                                                  from at least five different
                                                  countries, excluding the U.S. It may
                                                  at times invest all of its assets in
                                                  fewer than five countries or even a
                                                  single country.
------------ ------------------------------------ --------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
20 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIP          Lazard Retirement International      Objective: long-term capital            Lazard Asset Management
             Equity Portfolio                     appreciation. Invests primarily in
                                                  equity securities, principally common
                                                  stocks of relatively large non-U.S.
                                                  companies with market capitalizations
                                                  in the range of the Morgan Stanley
                                                  Capital International (MSCI) Europe,
                                                  Australia and Far East
                                                  (EAFE-Registered Trademark-) Index
                                                  that the Investment Manager believes
                                                  are undervalued based on their
                                                  earnings, cash flow or asset values.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FGW          MFS-Registered Trademark-            Objective: long-term growth of          MFS Investment Management-Registered
             Investors Growth Stock Series -      capital and future income. Invests at   Trademark-
             Service Class (previously            least 80% of its total assets in
             MFS-Registered Trademark-  Growth    common stocks and related securities
             Series)                              of companies which MFS believes offer
                                                  better than average prospects for
                                                  long-term growth.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FDS          MFS-Registered Trademark- New        Objective: capital appreciation.        MFS Investment Management-Registered
             Discovery Series - Service Class     Invests primarily in equity             Trademark-
                                                  securities of emerging growth
                                                  companies.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FPH          Putnam VT High Yield Fund - Class    Objective: seeks high current income.   Putnam Investment  Management, LLC
             IB Shares                            Capital growth is a secondary goal
                                                  when consistent with achieving high
                                                  current income. Invests mainly in U.S.
                                                  corporate bonds rated below investment
                                                  grade (junk bonds) and that have
                                                  intermediate to longer-term maturities
                                                  (three years or longer).
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIN          Putnam VT International  New         Objective: long-term capital            Putnam Investment  Management, LLC
             Opportunities Fund -  Class IB       appreciation by investing in
             Shares                               companies outside of the U.S. that
                                                  Putnam Investment Management, LLC
                                                  (Putnam Management) believes are fast
                                                  growing and whose earnings are likely
                                                  to increase over time.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FNO          Putnam VT New Opportunities Fund -   Objective: long-term capital            Putnam Investment  Management, LLC
             Class IA Shares                      appreciation. Invests mainly in
                                                  common stocks of U.S. companies
                                                  within sectors that Putnam Management
                                                  believes to have high growth
                                                  potential.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FVS          Putnam VT Vista Fund -  Class IB     Objective: capital appreciation.        Putnam Investment  Management, LLC
             Shares                               Invests mainly in common stocks of
                                                  mid-sized U.S. companies with a focus
                                                  on growth stocks.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FMI          Royce Micro-Cap Portfolio            Objective: long-term growth of          Royce & Associates, Inc.
                                                  capital. Invests primarily in a
                                                  broadly diversified portfolio of
                                                  equity securities issued by micro-cap
                                                  companies (companies with stock
                                                  market capitalizations below $300
                                                  million).
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FVA          Third Avenue Value Portfolio         Objective: long-term capital            EQSF Advisers, Inc.
                                                  appreciation. Invests primarily in
                                                  common stocks of well-financed
                                                  companies at a substantial discount
                                                  to what the Adviser believes is their
                                                  true value.
------------ ------------------------------------ --------------------------------------- -----------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 21

------------ ------------------------------------ --------------------------------------- -----------------------------------------
SUBACCOUNT   INVESTING IN                         INVESTMENT OBJECTIVES AND POLICIES      INVESTMENT ADVISER OR MANAGER
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FIC          Wanger International  Small Cap      Objective: long-term growth of          Liberty Wanger Asset Management, L.P.
                                                  capital. Invests primarily in stocks
                                                  of small- and medium-size non-U.S.
                                                  companies with capitalizations less
                                                  than $2 billion.
------------ ------------------------------------ --------------------------------------- -----------------------------------------
FSP          Wanger U.S. Small Cap                Objective: long-term growth of          Liberty Wanger Asset Management, L.P.
                                                  capital. Invests primarily in stocks
                                                  of small- and medium-size U.S.
                                                  companies with capitalizations less
                                                  than  $2 billion.
------------ ------------------------------------ --------------------------------------- -----------------------------------------

FUND OBJECTIVES



A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.


The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

--------------------------------------------------------------------------------
22 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.


AVERAGE ANNUAL TOTAL RETURN FOR PERIOD ENDING DEC. 31, 2000

                                                                                                                 10 YEARS OR SINCE
FUND                                                                          1 YEAR       3 YEARS     5 YEARS     COMMENCEMENT
IDS Life Series Fund, Inc. -
     Equity Portfolio (1/86)(1)                                               (24.67%)      14.11%      16.63%        19.79%
     Equity Income Portfolio (6/99)(1)                                          0.37           --          --         (1.26)
     Government Securities Portfolio (1/86)(1)                                 12.09         6.00        5.59          7.46
     Income Portfolio (1/86)(1)                                                 6.72         4.18        4.80          7.84
     International Equity Portfolio (10/94)(1)                                (24.08)        8.13       10.70         14.29
     Managed Portfolio (1/86)(1)                                              (13.89)        7.08       10.64         13.25
     Money Market Portfolio (1/86)(1)
     (6.13% Simple, 6.31% Compound)(2)                                          6.00         5.26        5.16          4.62
AXP-Registered Trademark- Variable Portfolio -
     Blue Chip Advantage Fund (9/99)(1)                                       (10.48)          --          --          1.25
     Bond Fund (10/81)(1)                                                       5.41         2.86        4.59          8.15
     Capital Resource Fund (10/81)(1)                                         (17.46)        8.23       11.13         13.23
     Cash Management Fund (10/81)(1)
     (5.97% Simple, 6.15% Compound)(2)                                          5.83         5.23        5.18          4.69
     Diversified Equity Income Fund (9/99)(1)                                  (0.78)          --          --          3.03
     Emerging Markets Fund (5/00)(1)                                              --           --          --        (26.55)(3)
     Extra Income Fund (5/96)(1)                                               (9.31)       (2.71)         --          2.15
     Federal Income Fund (9/99)(1)                                              8.47           --          --          6.86
     Global Bond Fund (5/96)(1)                                                 3.24         2.17          --          3.90
     Growth Fund (9/99)(1)                                                    (19.30)          --          --         (2.28)
     International Fund (1/92)(1)                                             (24.93)        8.18        7.24          8.25
     Managed Fund (4/86)(1)                                                    (2.31)        9.12       12.52         12.85
     New Dimensions Fund-Registered Trademark- (5/96)(1)                       (9.08)       15.58          --         17.75
     S&P 500 Index Fund (5/00)(1)                                                 --           --          --         (9.84)(3)
     Small Cap Advantage Fund (9/99)(1)                                         4.16           --          --         13.69
     Strategy Aggressive Fund (1/92)(1)                                       (19.04)       12.42       13.17         12.31
AIM V.I.
     Capital Appreciation Fund (5/93)(1)                                      (10.91)       15.41       15.45         17.37
     Capital Development Fund (5/98)(1)                                         9.25           --          --         10.48
     Growth and Income Fund (5/94)(1)                                         (14.56)       13.56       17.17         17.66
American Century VP
     International (5/94)(1)                                                  (16.83)       17.49       17.07         13.64
     Value (5/96)(1)                                                           18.14         7.09          --         12.59
Calvert Variable Series, Inc.
     Social Balanced Portfolio (9/86)(1)                                       (3.13)        8.12       11.32         11.24
Credit Suisse Warburg Pincus Trust
     Emerging Growth Portfolio (9/99)(1) (previously Warburg
     Pincus Trust - Emerging Growth Portfolio)                                 (1.53)          --          --         22.24
     Small Company Growth Portfolio (6/95)(1)
     (previously Warburg Pincus Trust - Small Company Growth Portfolio)       (18.11)       10.39       12.12         15.54

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 23

                                                                                                                 10 YEARS OR SINCE
FUND                                                                          1 YEAR       3 YEARS     5 YEARS     COMMENCEMENT
Fidelity VIP
     III Growth & Income Portfolio (Service Class) (12/96)(1)                 (3.69%)           --%         --%        14.98%
     III Mid Cap Portfolio (Service Class) (12/98)(1)                         33.54          10.73          --         42.92
     Overseas Portfolio (Service Class) (1/87)(1)                            (19.18)          9.07       10.37          9.24
FTVIPT
     Franklin Real Estate Fund - Class 2 (1/89)(1),(4)                        31.59           0.83       10.44         13.47
     Franklin Value Securities Fund - Class 2 (5/98)(1),(4)                   25.02             --          --         (0.47)
     Templeton International Securities Fund - Class 2 (5/92)(1),(5)          (2.38)          9.48       13.11         13.06
     Templeton International Smaller Companies Fund - Class 2 (5/96)(1),(4)   (1.24)          2.39          --          3.79
Goldman Sachs VIT
     CORE-SM- Small Cap Equity Fund (2/98)(1),(6)                              1.75             --          --          2.86
     CORE-SM- U.S. Equity Fund (2/98)(1),(6)                                  (9.59)            --          --          9.20
     Mid Cap Value Fund (5/98)(1)                                             30.97             --          --          4.41
Janus Aspen Series
     Aggressive Growth Portfolio: Service Shares (9/93)(1),(7)               (31.78)         26.89       19.89         22.16
     Global Technology Portfolio: Service Shares (1/00)(1),(7)                   --             --          --        (34.11)(3)
     International Growth Portfolio: Service Shares (5/94)(1),(7)            (16.14)         20.73       23.00         20.32
Lazard Retirement Series
     International Equity Portfolio (9/98)(1)                                 (9.62)            --          --          9.36
MFS-Registered Trademark-
     Investors Growth Stock Series - Service Class (previously
     MFS-Registered Trademark- Growth Series) (5/99)(1),(8)                   (6.24)            --          --         17.77
     New Discovery Series - Service Class (5/98)(1),(8)                       (2.05)            --          --         22.96
Putnam Variable Trust
     Putnam VT High Yield Fund- Class IB Shares (2/88)(1),(9)                 (8.51)         (3.07)       3.22         10.87
     Putnam VT International New Opportunities Fund -
     Class IB Shares (1/97)(1),(9)                                           (38.67)         12.83          --          9.42
     Putnam VT New Opportunities Fund - Class IA Shares (5/94)(1)            (26.09)         15.90       16.16         19.68
     Putnam VT Vista Fund - Class IB Shares (1/97)(1),(9)                     (4.09)         20.47          --         21.17
Royce
     Micro-Cap Portfolio (12/96)(1)                                           18.55          16.49          --         17.65
Third Avenue
     Value Portfolio (9/99)(1)                                                40.52             --          --         52.32
Wanger
     International Small Cap (5/95)(1)                                       (27.84)         23.86       19.84         23.62
     U.S. Small Cap (5/95)(1)                                                 (8.16)          7.67       18.82         19.52

--------------------------------------------------------------------------------
24 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

(1)  (Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3)  Cumulative return (not annualized) since commencement date of the fund.

(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(6)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(7) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(8) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(9) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 25

RATES OF RETURN OF SUBACCOUNTS:

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show performance from the commencement date of the funds as if the policy existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 5% premium expense charge. In the second table the rates of return do not reflect the 5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.


AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000

                                                                                                 PERFORMANCE SINCE
                                                                                          COMMENCEMENT OF THE SUBACCOUNT
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            IDS Life Series Fund, Inc. -
U               Equity Portfolio (6/87; 1/86)(1)                                (29.08%)      14.41%       18.11%        13.41%
FEI             Equity Income Portfolio (6/99; 6/99)(1)                          (5.50)          --           --         (5.34)
Y               Government Securities Portfolio (6/87; 1/86)(1)                   5.54         3.58         5.95          6.19
V               Income Portfolio (6/87; 1/86)(1)                                  0.48         2.80         6.33          6.26
IL              International Equity Portfolio (10/94; 10/94)(1)                (28.52)        8.63           --         12.33
X               Managed Portfolio (6/87; 1/86)(1)                               (18.92)        8.53        11.66         10.83
W               Money Market Portfolio (6/87; 1/86)(1)
                (6.13% Simple, 6.31% Compound)(2)                                (0.21)        3.15         3.17          4.03
            AXP-Registered Trademark- Variable Portfolio -
FBC             Blue Chip Advantage Fund (5/00; 9/99)(1)                            --           --           --        (15.20)(3)
FBD             Bond Fund (5/00; 10/81)(1)                                          --           --           --          2.02(3)
FCR             Capital Resource Fund (5/00; 10/81)(1)                              --           --           --        (19.23)(3)
FCM             Cash Management Fund (5/00; 10/81)(1)
                (5.97% Simple, 6.15% Compound)(2)                                   --           --           --         (1.96)(3)
FDE             Diversified Equity Income Fund (5/00; 9/99)(1)                      --           --           --         (6.28)(3)
FEM             Emerging Markets Fund (5/00; 5/00)(1)                               --           --           --        (26.34)(3)
FEX             Extra Income Fund (5/00; 5/96)(1)                                   --           --           --        (11.95)(3)
FFI             Federal Income Fund (5/00; 9/99)(1)                                 --           --           --          1.94(3)
FGB             Global Bond Fund (5/00; 5/96)(1)                                    --           --           --          1.72(3)
FGR             Growth Fund (5/00; 9/99)(1)                                         --           --           --        (26.83)(3)
FIE             International Fund (5/00; 1/92)(1)                                  --           --           --        (18.35)(3)
FMF             Managed Fund (5/00; 4/86)(1)                                        --           --           --         (8.86)(3)
FND             New Dimensions Fund-Registered Trademark- (11/99; 5/96)(1)      (14.40)          --           --         (0.52)
FIV             S&P 500 Index Fund (5/00; 5/00)(1)                                  --           --           --        (13.90)(3)
FSM             Small Cap Advantage Fund (5/00; 9/99)(1)                            --           --           --         (5.36)(3)
FSA             Strategy Aggressive Fund (5/00; 1/92)(1)                            --           --           --        (17.63)(3)
            AIM V.I.
FCA             Capital Appreciation Fund (5/00; 5/93)(1)                           --           --           --        (16.68)(3)
FCD             Capital Development Fund (5/00; 5/98)(1)                            --           --           --         (4.79)(3)
FGI             Growth and Income Fund (11/96; 5/94)(1)                         (19.55)          --           --         13.63
            American Century VP
FIR             International (5/00; 5/94)(1)                                       --           --           --        (13.87)(3)
FVL             Value (5/99; 5/96)(1)                                            11.24           --           --         (1.09)

                                                                                               PERFORMANCE SINCE
                                                                                            COMMENCEMENT OF THE FUND
                                                                                                                         SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            IDS Life Series Fund, Inc. -
U               Equity Portfolio (6/87; 1/86)(1)                                 (29.08%)      14.41%       18.11%          --%
FEI             Equity Income Portfolio (6/99; 6/99)(1)                           (5.50)          --           --        (5.34)
Y               Government Securities Portfolio (6/87; 1/86)(1)                    5.54         3.58         5.95           --
V               Income Portfolio (6/87; 1/86)(1)                                   0.48         2.80         6.33           --
IL              International Equity Portfolio (10/94; 10/94)(1)                 (28.52)        8.63           --        12.33
X               Managed Portfolio (6/87; 1/86)(1)                                (18.92)        8.53        11.66           --
W               Money Market Portfolio (6/87; 1/86)(1)
                (6.13% Simple, 6.31% Compound)(2)                                 (0.21)        3.15         3.17           --
            AXP-Registered Trademark- Variable Portfolio -
FBC             Blue Chip Advantage Fund (5/00; 9/99)(1)                         (15.72)          --           --        (3.55)
FBD             Bond Fund (5/00; 10/81)(1)                                        (0.71)        2.86         6.79           --
FCR             Capital Resource Fund (5/00; 10/81)(1)                           (22.29)        9.02        11.65           --
FCM             Cash Management Fund (5/00; 10/81)(1)
                (5.97% Simple, 6.15% Compound)(2)                                 (0.32)        3.19         3.15           --
FDE             Diversified Equity Income Fund (5/00; 9/99)(1)                    (6.59)          --           --        (1.86)
FEM             Emerging Markets Fund (5/00; 5/00)(1)                                --           --           --       (30.63)(4)
FEX             Extra Income Fund (5/00; 5/96)(1)                                (14.63)          --           --         0.12
FFI             Federal Income Fund (5/00; 9/99)(1)                                2.13           --           --         1.85
FGB             Global Bond Fund (5/00; 5/96)(1)                                  (2.79)          --           --         1.84
FGR             Growth Fund (5/00; 9/99)(1)                                      (24.02)          --           --        (6.92)
FIE             International Fund (5/00; 1/92)(1)                               (29.32)        5.29           --         6.72
FMF             Managed Fund (5/00; 4/86)(1)                                      (8.01)       10.53        11.33           --
FND             New Dimensions Fund-Registered Trademark- (11/99; 5/96)(1)       (14.40)          --           --        15.42
FIV             S&P 500 Index Fund (5/00; 5/00)(1)                                   --           --           --       (14.85)(4)
FSM             Small Cap Advantage Fund (5/00; 9/99)(1)                          (1.92)          --           --         8.30
FSA             Strategy Aggressive Fund (5/00; 1/92)(1)                         (23.77)       11.06           --        10.69
            AIM V.I.
FCA             Capital Appreciation Fund (5/00; 5/93)(1)                        (16.13)       13.26           --        15.54
FCD             Capital Development Fund (5/00; 5/98)(1)                           2.91           --           --         7.40
FGI             Growth and Income Fund (11/96; 5/94)(1)                          (19.55)       14.94           --        15.70
            American Century VP
FIR             International (5/00; 5/94)(1)                                    (21.69)       12.88           --        10.32
FVL             Value (5/99; 5/96)(1)                                             11.24           --           --        10.36

--------------------------------------------------------------------------------
26 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                                 PERFORMANCE SINCE
                                                                                          COMMENCEMENT OF THE SUBACCOUNT
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Calvert Variable Series, Inc.
FSB             Social Balanced Portfolio (5/00; 9/86)(1)                           --%          --%          --%        (7.78%)(3)
            Credit Suisse Warburg Pincus Trust
FEG             Emerging Growth Portfolio (5/00; 9/99)(1)
                (previously Warburg Pincus Trust -
                Emerging Growth Portfolio)                                          --           --           --         (6.98)(3)
FSC             Small Company Growth Portfolio
                (5/99; 6/95)(1)
                (previously Warburg Pincus Trust -
                Small Company Growth Portfolio)                                 (22.90)          --           --         18.66
            Fidelity VIP
FGC             III Growth & Income Portfolio
                (Service Class) (5/00; 12/96)(1)                                    --           --           --         (5.84)(3)
FMP             III Mid Cap Portfolio
                (Service Class) (5/00; 12/98)(1)                                    --           --           --         11.83(3)
FOS             Overseas Portfolio (Service Class)
                (5/00; 1/87)(1)                                                     --           --           --        (16.17)(3)
            FTVIPT
FRE             Franklin Real Estate Fund -
                Class 2 (5/00; 1/89)(1),(5)                                         --           --           --          9.99(3)
FSV             Franklin Value Securities Fund -
                Class 2 (5/00; 5/98)(1),(5)                                         --           --           --          7.87(3)
FIF             Templeton International Securities Fund -
                Class 2 (5/99; 5/92)(1),(6)                                      (8.08)          --           --          1.58
FIS             Templeton International Smaller
                Companies Fund - Class 2 (5/00; 5/96)(1),(5)                        --           --           --         (7.26)(3)
            Goldman Sachs VIT
FSE             CORE-SM- Small Cap Equity Fund (5/00; 2/98)(1),(7)                  --           --           --         (3.51)(3)
FUE             CORE-SM- U.S. Equity Fund (5/00; 2/98)(1),(7)                       --           --           --        (13.88)(3)
FMC             Mid Cap Value Fund (5/00; 5/98)(1)                                  --           --           --         13.82(3)
            Janus Aspen Series
FAG             Aggressive Growth Portfolio:
                Service Shares (5/00; 9/93)(1),8)                                   --           --           --        (28.60)(3)
FGT             Global Technology Portfolio:
                Service Shares (5/00; 1/00)(1),(8)                                  --           --           --        (31.67)(3)
FIG             International Growth Portfolio:
                Service Shares (5/00; 5/94)(1),(8)                                  --           --           --        (20.59)(3)
            Lazard Retirement Series
FIP             International Equity Portfolio (5/00; 9/98)(1)                      --           --           --         (8.63)(3)
            MFS-Registered Trademark-
FGW             Investors Growth Stock Series -
                Service Class (previously MFS-Registered Trademark-
                Growth Series) (5/00; 5/99)(1),(9)                                  --           --           --        (12.29)(3)
FDS             New Discovery Series -
                Service Class (5/00; 5/98)(1),(9)                                   --           --           --         (8.19)(3)

                                                                                              PERFORMANCE SINCE
                                                                                           COMMENCEMENT OF THE FUND
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                         1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Calvert Variable Series, Inc.
FSB             Social Balanced Portfolio (5/00; 9/86)(1)                        (8.89%)       9.17%        9.67%          --%
            Credit Suisse Warburg Pincus Trust
FEG             Emerging Growth Portfolio (5/00; 9/99)(1)
                (previously Warburg Pincus Trust -
                Emerging Growth Portfolio)                                       (7.29)          --           --        16.57
FSC             Small Company Growth Portfolio
                (5/99; 6/95)(1)
                (previously Warburg Pincus Trust -
                Small Company Growth Portfolio)                                 (22.90)        9.98           --        13.46
            Fidelity VIP
FGC             III Growth & Income Portfolio
                (Service Class) (5/00; 12/96)(1)                                 (9.33)          --           --        12.80
FMP             III Mid Cap Portfolio
                (Service Class) (5/00; 12/98)(1)                                 25.88           --           --        38.23
FOS             Overseas Portfolio (Service Class)
                (5/00; 1/87)(1)                                                 (23.88)        8.26         7.71           --
            FTVIPT
FRE             Franklin Real Estate Fund -
                Class 2 (5/00; 1/89)(1),(5)                                      23.89         8.34        11.88           --
FSV             Franklin Value Securities Fund -
                Class 2 (5/00; 5/98)(1),(5)                                      17.71           --           --        (3.25)
FIF             Templeton International Securities Fund -
                Class 2 (5/99; 5/92)(1),(6)                                      (8.08)       10.96           --        11.40
FIS             Templeton International Smaller
                Companies Fund - Class 2 (5/00; 5/96)(1),(5)                     (7.01)          --           --         1.76
            Goldman Sachs VIT
FSE             CORE-SM- Small Cap Equity Fund (5/00; 2/98)(1),(7)               (4.20)          --           --         0.11
FUE             CORE-SM- U.S. Equity Fund (5/00; 2/98)(1),(7)                   (14.90)          --           --         6.29
FMC             Mid Cap Value Fund (5/00; 5/98)(1)                               23.41           --           --         1.47
            Janus Aspen Series
FAG             Aggressive Growth Portfolio:
                Service Shares (5/00; 9/93)(1),8)                               (35.72)       17.62           --        20.04
FGT             Global Technology Portfolio:
                Service Shares (5/00; 1/00)(1),(8)                                  --           --           --       (37.94)(4)
FIG             International Growth Portfolio:
                Service Shares (5/00; 5/94)(1),(8)                              (21.05)       20.77           --        18.59
            Lazard Retirement Series
FIP             International Equity Portfolio (5/00; 9/98)(1)                  (14.88)          --           --         6.06
            MFS-Registered Trademark-
FGW             Investors Growth Stock Series -
                Service Class (previously MFS-Registered Trademark-
                Growth Series) (5/00; 5/99)(1),(9)                              (11.79)          --           --        13.13
FDS             New Discovery Series -
                Service Class (5/00; 5/98)(1),(9)                                (7.83)          --           --        19.50

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 27

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                                 PERFORMANCE SINCE
                                                                                          COMMENCEMENT OF THE SUBACCOUNT
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Putnam Variable Trust
FPH             Putnam VT High Yield -
                Class IB Shares (5/99; 2/88)(1),(10)                            (13.86%)         --%          --%        (8.86%)
FIN             Putnam VT International New Opportunities
                Fund - Class IB Shares (5/00; 1/97)(1),(10)                         --           --           --        (31.60)(3)
FNO             Putnam VT New Opportunities Fund -
                Class IA Shares (11/96; 5/94)(1)                                (30.41)          --           --         14.09
FVS             Putnam VT Vista Fund -
                Class IB Shares (5/00; 1/97)(1),(10)                                --           --           --        (14.00)(3)
            Royce
FMI             Micro-Cap Portfolio (5/00; 12/96)(1)                                --           --           --          8.97(3)
            Third Avenue
FVA             Value Portfolio (5/00; 9/99)(1)                                     --           --           --         19.89(3)
            Wanger
FIC             International Small Cap (5/00; 5/95)(1)                             --           --           --        (29.56)(3)
FSP             U.S. Small Cap (5/00; 5/95)(1)                                      --           --           --          0.40(3)

                                                                                               PERFORMANCE SINCE
                                                                                            COMMENCEMENT OF THE FUND
                                                                                                                         SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Putnam Variable Trust
FPH             Putnam VT High Yield -
                Class IB Shares (5/99; 2/88)(1),(10)                             (13.86%)       1.25%        9.32%          --%
FIN             Putnam VT International New Opportunities
                Fund - Class IB Shares (5/00; 1/97)(1),(10)                      (42.25)          --           --         7.04
FNO             Putnam VT New Opportunities Fund -
                Class IA Shares (11/96; 5/94)(1)                                 (30.41)       13.94           --        17.71
FVS             Putnam VT Vista Fund -
                Class IB Shares (5/00; 1/97)(1),(10)                              (9.70)          --           --        18.60
            Royce
FMI             Micro-Cap Portfolio (5/00; 12/96)(1)                              11.62           --           --        15.11
            Third Avenue
FVA             Value Portfolio (5/00; 9/99)(1)                                   32.29           --           --        32.37
            Wanger
FIC             International Small Cap (5/00; 5/95)(1)                          (32.16)       17.54           --        21.41
FSP             U.S. Small Cap (5/00; 5/95)(1)                                   (13.54)       16.53           --        17.38

(1)  (Commencement date of the subaccount; Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the subaccount.

(4)  Cumulative return (not annualized) since commencement date of the fund.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(7)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(8) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(9) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(10) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.

--------------------------------------------------------------------------------
28 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000

                                                                                                 PERFORMANCE SINCE
                                                                                          COMMENCEMENT OF THE SUBACCOUNT
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            IDS Life Series Fund, Inc. -
U               Equity Portfolio (6/87; 1/86)(1)                                 (25.35%)      15.59%       18.72%        13.84%
FEI             Equity Income Portfolio (6/99; 6/99)(1)                           (0.53)          --           --         (2.14)
Y               Government Securities Portfolio (6/87; 1/86)(1)                   11.10         4.65         6.50          6.59
V               Income Portfolio (6/87; 1/86)(1)                                   5.77         3.86         6.88          6.66
IL              International Equity Portfolio (10/94; 10/94)(1)                 (24.76)        9.75           --         13.27
X               Managed Portfolio (6/87; 1/86)(1)                                (14.66)        9.65        12.23         11.25
W               Money Market Portfolio (6/87; 1/86)(1)
                (6.13% Simple, 6.31% Compound)(2)                                  5.04         4.21         3.70          4.42
            AXP-Registered Trademark- Variable Portfolio -
FBC             Blue Chip Advantage Fund (5/00; 9/99)(1)                             --           --           --        (10.73)(3)
FBD             Bond Fund (5/00; 10/81)(1)                                           --           --           --          7.39(3)
FCR             Capital Resource Fund (5/00; 10/81)(1)                               --           --           --        (14.97)(3)
FCM             Cash Management Fund (5/00; 10/81)(1)
                (5.97% Simple, 6.15% Compound)(2)                                    --           --           --          3.20(3)
FDE             Diversified Equity Income Fund (5/00; 9/99)(1)                       --           --           --         (1.35)(3)
FEM             Emerging Markets Fund (5/00; 5/00)(1)                                --           --           --        (22.46)(3)
FEX             Extra Income Fund (5/00; 5/96)(1)                                    --           --           --         (7.31)(3)
FFI             Federal Income Fund (5/00; 9/99)(1)                                  --           --           --          7.31(3)
FGB             Global Bond Fund (5/00; 5/96)(1)                                     --           --           --          7.08(3)
FGR             Growth Fund (5/00; 9/99)(1)                                          --           --           --        (22.97)(3)
FIE             International Fund (5/00; 1/92)(1)                                   --           --           --        (14.06)(3)
FMF             Managed Fund (5/00; 4/86)(1)                                         --           --           --         (4.07)(3)
FND             New Dimensions Fund-Registered Trademark-
                (11/99; 5/96)(1)                                                  (9.89)          --           --          3.96
FIV             S&P 500 Index Fund (5/00; 5/00)(1)                                   --           --           --         (9.37)(3)
FSM             Small Cap Advantage Fund (5/00; 9/99)(1)                             --           --           --         (0.38)(3)
FSA             Strategy Aggressive Fund (5/00; 1/92)(1)                             --           --           --        (13.30)(3)
            AIM V.I.
FCA             Capital Appreciation Fund (5/00; 5/93)(1)                            --           --           --        (12.30)(3)
FCD             Capital Development Fund (5/00; 5/98)(1)                             --           --           --          0.22(3)
FGI             Growth and Income Fund (11/96; 5/94)(1)                          (15.32)          --           --         15.06
            American Century VP
FIR             International (5/00; 5/94)(1)                                        --           --           --         (9.33)(3)
FVL             Value (5/99; 5/96)(1)                                             17.09           --           --          2.01
            Calvert Variable Series, Inc.
FSB             Social Balanced Portfolio (5/00; 9/86)(1)                            --           --           --         (2.92)(3)
            Credit Suisse Warburg Pincus Trust
FEG             Emerging Growth Portfolio (5/00; 9/99)(1)
                (previously Warburg Pincus Trust -
                Emerging Growth Portfolio)                                           --           --           --         (2.08)(3)
FSC             Small Company Growth Portfolio (5/99; 6/95)(1)
                (previously Warburg Pincus Trust -
                Small Company Growth Portfolio)                                  (18.84)          --           --         22.37

                                                                                               PERFORMANCE SINCE
                                                                                            COMMENCEMENT OF THE FUND
                                                                                                                         SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            IDS Life Series Fund, Inc. -
U               Equity Portfolio (6/87; 1/86)(1)                                 (25.35%)      15.59%       18.72%          --%
FEI             Equity Income Portfolio (6/99; 6/99)(1)                           (0.53)          --           --        (2.14)
Y               Government Securities Portfolio (6/87; 1/86)(1)                   11.10         4.65         6.50            --
V               Income Portfolio (6/87; 1/86)(1)                                   5.77         3.86         6.88            --
IL              International Equity Portfolio (10/94; 10/94)(1)                 (24.76)        9.75           --        13.27
X               Managed Portfolio (6/87; 1/86)(1)                                (14.66)        9.65        12.23           --
W               Money Market Portfolio (6/87; 1/86)(1)
                (6.13% Simple, 6.31% Compound)(2)                                  5.04         4.21         3.70           --
            AXP-Registered Trademark- Variable Portfolio -
FBC             Blue Chip Advantage Fund (5/00; 9/99)(1)                         (11.28)          --           --         0.35
FBD             Bond Fund (5/00; 10/81)(1)                                         4.51         3.92         7.33           --
FCR             Capital Resource Fund (5/00; 10/81)(1)                           (18.20)       10.14        12.22           --
FCM             Cash Management Fund (5/00; 10/81)(1)
                (5.97% Simple, 6.15% Compound)(2)                                  4.93         4.25         3.68           --
FDE             Diversified Equity Income Fund (5/00; 9/99)(1)                    (1.67)          --           --         2.11
FEM             Emerging Markets Fund (5/00; 5/00)(1)                                --           --           --       (26.98)(4)
FEX             Extra Income Fund (5/00; 5/96)(1)                                (10.14)          --           --         1.23
FFI             Federal Income Fund (5/00; 9/99)(1)                                7.51           --           --         5.97
FGB             Global Bond Fund (5/00; 5/96)(1)                                   2.33           --           --         2.97
FGR             Growth Fund (5/00; 9/99)(1)                                      (20.02)          --           --        (3.15)
FIE             International Fund (5/00; 1/92)(1)                               (25.60)        6.38           --         7.33
FMF             Managed Fund (5/00; 4/86)(1)                                      (3.17)       11.67        11.90           --
FND             New Dimensions Fund-Registered Trademark-
                (11/99; 5/96)(1)                                                  (9.89)          --           --        16.70
FIV             S&P 500 Index Fund (5/00; 5/00)(1)                                   --           --           --       (10.37)(4)
FSM             Small Cap Advantage Fund (5/00; 9/99)(1)                           3.24           --           --        12.68
FSA             Strategy Aggressive Fund (5/00; 1/92)(1)                         (19.76)       12.20           --        11.33
            AIM V.I.
FCA             Capital Appreciation Fund (5/00; 5/93)(1)                        (11.71)       14.43           --        16.32
FCD             Capital Development Fund (5/00; 5/98)(1)                           8.33           --           --         9.48
FGI             Growth and Income Fund (11/96; 5/94)(1)                          (15.32)       16.12           --        16.60
            American Century VP
FIR             International (5/00; 5/94)(1)                                    (17.57)       14.05           --        11.17
FVL             Value (5/99; 5/96)(1)                                             17.09           --           --        11.57
            Calvert Variable Series, Inc.
FSB             Social Balanced Portfolio (5/00; 9/86)(1)                         (4.09)       10.30        10.23           --
            Credit Suisse Warburg Pincus Trust
FEG             Emerging Growth Portfolio (5/00; 9/99)(1)
                (previously Warburg Pincus Trust -
                Emerging Growth Portfolio)                                        (2.41)          --           --        21.26
FSC             Small Company Growth Portfolio (5/99; 6/95)(1)
                (previously Warburg Pincus Trust -
                Small Company Growth Portfolio)                                  (18.84)       11.12           --        14.53

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 29

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                                 PERFORMANCE SINCE
                                                                                          COMMENCEMENT OF THE SUBACCOUNT
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Fidelity VIP
FGC             III Growth & Income Portfolio
                (Service Class) (5/00; 12/96)(1)                                    --%          --%          --%         (0.89%)(3)
FMP             III Mid Cap Portfolio
                (Service Class) (5/00; 12/98)(1)                                     --           --           --         17.72(3)
FOS             Overseas Portfolio (Service Class)
                (5/00; 1/87)(1)                                                      --           --           --        (11.76)(3)
            FTVIPT
FRE             Franklin Real Estate Fund -
                Class 2 (5/00; 1/89)(1),(5)                                          --           --           --         15.78(3)
FSV             Franklin Value Securities Fund -
                Class 2 (5/00; 5/98)(1),(5)                                          --           --           --         13.55(3)
FIF             Templeton International Securities Fund -
                Class 2 (5/99; 5/92)(1),(6)                                       (3.25)          --           --          4.76
FIS             Templeton International Smaller
                Companies Fund - Class 2 (5/00; 5/96)(1),(5)                         --           --           --         (2.38)(3)
            Goldman Sachs VIT
FSE             CORE-SM- Small Cap Equity Fund (5/00; 2/98)(1),(7)                   --           --           --          1.56(3)
FUE             CORE-SM- U.S. Equity Fund (5/00; 2/98)(1),(7)                        --           --           --         (9.34)(3)
FMC             Mid Cap Value Fund (5/00; 5/98)(1)                                   --           --           --         19.81(3)
            Janus Aspen Series
FAG             Aggressive Growth Portfolio:
                Service Shares (5/00; 9/93)(1),(8)                                   --           --           --        (24.84)(3)
FGT             Global Technology Portfolio:
                Service Shares (5/00; 1/00)(1),(8)                                   --           --           --        (28.08)(3)
FIG             International Growth Portfolio:
                Service Shares (5/00; 5/94)(1),(8)                                   --           --           --        (16.41)(3)
            Lazard Retirement Series
FIP             International Equity Portfolio (5/00; 9/98)(1)                       --           --           --         (3.82)(3)
            MFS-Registered Trademark-
FGW             Investors Growth Stock Series -
                Service Class (previously MFS-Registered Trademark-
                Growth Series) (5/00; 5/99)(1),(9)                                   --           --           --         (7.67)(3)
FDS             New Discovery Series -
                Service Class (5/00; 5/98)(1),(9)                                    --           --           --         (3.36)(3)
            Putnam Variable Trust
FPH             Putnam VT High Yield -
                Class IB Shares (5/99; 2/88)(1),(10)                              (9.33)          --           --         (6.00)
FIN             Putnam VT International New Opportunities
                Fund - Class IB Shares (5/00; 1/97)(1),(10)                          --           --           --        (28.00)(3)
FNO             Putnam VT New Opportunities Fund -
                Class IA Shares (11/96; 5/94)(1)                                 (26.75)          --           --         15.52
FVS             Putnam VT Vista Fund -
                Class IB Shares (5/00; 1/97)(1),(10)                                 --           --           --         (9.47)(3)

                                                                                               PERFORMANCE SINCE
                                                                                            COMMENCEMENT OF THE FUND
                                                                                                                         SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Fidelity VIP
FGC             III Growth & Income Portfolio
                (Service Class) (5/00; 12/96)(1)                                  (4.56%)        --%          --%        14.25%
FMP             III Mid Cap Portfolio
                (Service Class) (5/00; 12/98)(1)                                  32.50           --           --        41.80
FOS             Overseas Portfolio (Service Class)
                (5/00; 1/87)(1)                                                  (19.88)        9.38         8.27           --
            FTVIPT
FRE             Franklin Real Estate Fund -
                Class 2 (5/00; 1/89)(1),(5)                                       30.41         9.46        12.46           --
FSV             Franklin Value Securities Fund -
                Class 2 (5/00; 5/98)(1),(5)                                       23.90           --           --        (1.37)
FIF             Templeton International Securities Fund -
                Class 2 (5/99; 5/92)(1),(6)                                       (3.25)       12.10           --        12.06
FIS             Templeton International Smaller
                Companies Fund - Class 2 (5/00; 5/96)(1),(5)                      (2.12)          --           --         2.88
            Goldman Sachs VIT
FSE             CORE-SM- Small Cap Equity Fund (5/00; 2/98)(1),(7)                 0.84           --           --         1.91
FUE             CORE-SM- U.S. Equity Fund (5/00; 2/98)(1),(7)                    (10.42)          --           --         8.20
FMC             Mid Cap Value Fund (5/00; 5/98)(1)                                29.91           --           --         3.44
            Janus Aspen Series
FAG             Aggressive Growth Portfolio:
                Service Shares (5/00; 9/93)(1),(8)                               (32.39)       18.83           --        21.08
FGT             Global Technology Portfolio:
                Service Shares (5/00; 1/00)(1),(8)                                   --           --           --       (34.68)(4)
FIG             International Growth Portfolio:
                Service Shares (5/00; 5/94)(1),(8)                                16.89        22.02           --        19.50
            Lazard Retirement Series
FIP             International Equity Portfolio (5/00; 9/98)(1)                   (10.40)          --           --         8.42
            MFS-Registered Trademark-
FGW             Investors Growth Stock Series -
                Service Class (previously MFS-Registered Trademark-
                Growth Series) (5/00; 5/99)(1),(9)                                (7.15)          --           --        16.67
FDS             New Discovery Series -
                Service Class (5/00; 5/98)(1),(9)                                 (2.98)          --           --        21.82
            Putnam Variable Trust
FPH             Putnam VT High Yield -
                Class IB Shares (5/99; 2/88)(1),(10)                              (9.33)        2.29         9.88           --
FIN             Putnam VT International New Opportunities
                Fund - Class IB Shares (5/00; 1/97)(1),(10)                      (39.21)          --           --         8.43
FNO             Putnam VT New Opportunities Fund -
                Class IA Shares (11/96; 5/94)(1)                                 (26.75)       15.12           --        18.62
FVS             Putnam VT Vista Fund -
                Class IB Shares (5/00; 1/97)(1),(10)                              (4.94)          --           --        20.13

--------------------------------------------------------------------------------
30 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 5% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                                                                 PERFORMANCE SINCE
                                                                                          COMMENCEMENT OF THE SUBACCOUNT
                                                                                                                        SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Royce
FMI             Micro-Cap Portfolio (5/00; 12/96)(1)                                 --%          --%          --%        14.70%(3)
            Third Avenue
FVA             Value Portfolio (5/00; 9/99)(1)                                      --           --           --         26.20(3)
            Wanger
FIC             International Small Cap (5/00; 5/95)(1)                              --           --           --        (25.86)(3)
FSP             U.S. Small Cap (5/00; 5/95)(1)                                       --           --           --          5.68(3)

                                                                                               PERFORMANCE SINCE
                                                                                            COMMENCEMENT OF THE FUND
                                                                                                                         SINCE
SUBACCOUNT  INVESTING IN                                                          1 YEAR      5 YEARS     10 YEARS    COMMENCEMENT
            Royce
FMI             Micro-Cap Portfolio (5/00; 12/96)(1)                              17.49%          --%          --%       16.59%
            Third Avenue
FVA             Value Portfolio (5/00; 9/99)(1)                                   39.25           --           --        37.80
            Wanger
FIC             International Small Cap (5/00; 5/95)(1)                          (28.59)       18.75           --        22.52
FSP             U.S. Small Cap (5/00; 5/95)(1)                                    (8.98)       17.73           --        18.45

(1)  (Commencement date of the subaccount; Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the subaccount.

(4)  Cumulative return (not annualized) since commencement date of the fund.

(5) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.

(6) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Performance prior to May 1, 2000 merger reflects the historical performance of the Templeton International Fund. In addition, for periods beginning on May 1, 1997, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

(7)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(8) The return shown for the Service shares of these Portfolios reflect the historical performance of a different class of shares (the Institutional shares) prior to Dec. 31, 1999, restated based on Service shares' estimated fees and expenses (ignoring any fee and expense limitations).

(9) Service Class shares commenced operations in 5/00. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the Class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(10) Performance information for Class IB shares for the period prior to April 6, 1998 for Putnam VT Growth and Income Fund and April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunities Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 31

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life. IDS Life bears the full investment risk for amounts allocated to the fixed account. IDS Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% will change from time to time, at the discretion of IDS Life and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life policies, product design, competition and IDS Life's revenues and expenses.

We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

-  the value on the previous monthly date; plus

-  net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

-  any policy value credit allocated to the fixed account; plus

-  accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value in each subaccount on the policy date equals:

-  the portion of your initial net premium allocated to that subaccount; plus

-  interest accrued before the policy date, minus

- the portion of the monthly deduction for the first policy month that you have allocated to that subaccount.


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32 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

The value of each subaccount on each subsequent valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; plus

-  any policy value credit allocated to the subaccounts; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals: (a / b) - c,

where:

(a) equals:

-  net asset value per share of the fund; plus

- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

- net asset value per share of the fund at the end of the preceding valuation period; plus

- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges," above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

-  additional purchase payments allocated to the subaccounts;

-  transfers into or out of the subaccount(s);

-  partial surrenders and partial surrender fees;

-  surrender charges; and/or

-  monthly deductions

Accumulation unit values will fluctuate due to:

-  changes in underlying funds(s) net asset value;

-  dividends distributed to the subaccount(s);

-  capital gains or losses of underlying funds;

-  fund operating expenses; and/or

-  mortality and expense risk charges.

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                                                     PROSPECTUS-- MAY 1, 2001 33

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

The proceeds payable upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100 will be the greater of:

- the policy value minus any indebtedness on the date of death of the last surviving insured; or

- the policy value at the youngest insured's attained insurance age 100 minus any indebtedness on the date of the last surviving insured's death.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

-  the specified amount on the date of the last surviving insured's death; or

- the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

APPLICABLE PERCENTAGE TABLE


YOUNGEST INSURED'S                APPLICABLE PERCENTAGE       YOUNGEST INSURED'S       APPLICABLE PERCENTAGE
ATTAINED INSURANCE AGE               OF POLICY VALUE        ATTAINED INSURANCE AGE        OF POLICY VALUE
40 or younger                             250%                        61                       128%
41                                         243                        62                        126
42                                         236                        63                        124
43                                         229                        64                        122
44                                         222                        65                        120
45                                         215                        66                        119
46                                         209                        67                        118
47                                         203                        68                        117
48                                         197                        69                        116
49                                         191                        70                        115
50                                         185                        71                        113
51                                         178                        72                        111
52                                         171                        73                        109
53                                         164                        74                        107
54                                         157                     75-90                        105
55                                         150                        91                        104
56                                         146                        92                        103
57                                         142                        93                        102
58                                         138                        94                        101
59                                         134                    95-100                        100
60                                         130

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

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34 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

-  the policy value plus the specified amount; or

- the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

EXAMPLES:                                                            OPTION 1                   OPTION 2
Specified amount                                                    $1,000,000                 $1,000,000
Policy value                                                        $   50,000                 $   50,000
Death benefit                                                       $1,000,000                 $1,050,000
Policy value increases to                                           $   80,000                 $   80,000
Death benefit                                                       $1,000,000                 $1,080,000
Policy value decreases to                                           $   30,000                 $   30,000
Death benefit                                                       $1,000,000                 $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider
Option 1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

- Monthly deduction because the cost of insurance benefits depends upon the specified amount.

-  Minimum monthly premium.

-  Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

-  Charges for certain optional insurance benefits may decrease.

-  The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

INCREASES: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 35

MISSTATEMENT OF AGE OR SEX

If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

-  the policy value on the date of death; plus


- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex (no sex requirement in Montana); minus


-  the amount of any outstanding indebtedness on the date of death.

SUICIDE

If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide. In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

-  For automated transfers -- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

-  For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

-  None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR



Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.


--------------------------------------------------------------------------------
36 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 BY LETTER:

Regular mail:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

Express mail:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY PHONE:

Call between 7 a.m. and 6 p.m. Central Time:

(800) 862-7919 (toll free)

TTY service for the hearing impaired:

(800) 258-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life and tell us.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

-  Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 37

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS

By investing an equal number                                                                                       NUMBER
of dollars each month...                                          AMOUNT               ACCUMULATION               OF UNITS
                                            MONTH                INVESTED               UNIT VALUE                PURCHASED
                                            Jan                    $100                    $20                       5.00

                                            Feb                     100                     16                       6.25

you automatically buy                       Mar                     100                      9                      11.11
more units when the
per unit market price is low...     --->    Apr                     100                      5                      20.00

                                            May                     100                      7                      14.29

                                            June                    100                     10                      10.00

and fewer units                             July                    100                     15                       6.67
when the per unit
market price is high.               --->    Aug                     100                     20                       5.00

                                            Sept                    100                     17                       5.88

                                            Oct                     100                     12                       8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail.

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN: $500 or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

-  In all other states, 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds.")

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

--------------------------------------------------------------------------------
38 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the DBG-85, the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

A loan may impact the payment of the policy value credit.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate the DBG-85, the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-85, the DBG-100 or the minimum initial premium period in effect.

-  A partial surrender may impact the payment of the policy value credit.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the death benefit below the required minimum. (See "Decreases" under "Proceeds Payable upon Death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 39

TAXES

Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years (18 months in Maryland) after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT)

FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

INDIVIDUAL TERM INSURANCE RIDER (ITR)


ITR provides a level, adjustable term death benefit on the life of each other insured covered.


POLICY SPLIT OPTION RIDER (PSO)

PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds, dissolution of a business or partnership owned or conducted by the insureds or certain changes in federal estate tax law. (See "Federal Taxes.")

SURVIVOR TERM INSURANCE RIDER (STR)


STR provides a level, term death benefit payable upon the death of the last surviving insured on the base policy.



--------------------------------------------------------------------------------
40 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

-  you surrender the policy;

-  the last surviving insured dies; or

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS: During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). Any such amount will be transferred to IDS Life's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree to elect a payment option other than the three below, if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

OPTION A: INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

OPTION B: PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

                             PAYMENT PERIOD               MONTHLY PAYMENT PER $1,000
                                 (YEARS)                     PLACED UNDER OPTION B

                                  10                                  $9.61

                                  15                                   6.87

                                  20                                   5.51

                                  25                                   4.71

                                  30                                   4.18

We will furnish monthly amounts for other payment periods at your request without charge.

OPTION C: Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 5, 10 or 15 years.


We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex (no sex requirement in Montana) and age of the payee on that date.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 41

OPTION C TABLE

                                                    LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR
AGE         BEGINNING                 5 YEARS                             10 YEARS                            15 YEARS
PAYEE       IN YEAR             MALE          FEMALE                 MALE         FEMALE                 MALE          FEMALE
65          2005              $ 5.28         $4.68                 $5.16          $4.63                 $4.96         $4.54

            2010                5.19          4.61                  5.08           4.57                  4.90          4.49

            2015                5.11          4.55                  5.01           4.51                  4.84          4.43

            2020                5.03          4.49                  4.94           4.45                  4.78          4.39

            2025                4.95          4.43                  4.87           4.40                  4.73          4.34

            2030                4.88          4.38                  4.81           4.35                  4.68          4.30

70          2005                6.15          5.37                  5.88           5.26                  5.49          5.07

            2010                6.03          5.28                  5.79           5.18                  5.42          5.00

            2015                5.92          5.19                  5.70           5.10                  5.36          4.94

            2020                5.81          5.10                  5.61           5.03                  5.30          4.88

            2025                5.71          5.03                  5.53           4.96                  5.24          4.83

            2030                5.61          4.95                  5.45           4.89                  5.18          4.77

75          2005                7.30          6.36                  6.74           6.09                  6.01          5.67

            2010                7.14          6.23                  6.63           5.99                  5.95          5.60

            2015                6.99          6.10                  6.52           5.89                  5.90          5.54

            2020                6.84          5.99                  6.42           5.79                  5.84          5.47

            2025                6.71          5.88                  6.32           5.71                  5.78          5.41

            2030                6.58          5.78                  6.23           5.62                  5.73          5.35

85          2005               10.68          9.65                  8.52           8.14                  6.73          6.64

            2010               10.45          9.41                  8.44           8.04                  6.72          6.62

            2015               10.22          9.19                  8.36           7.93                  6.70          6.59

            2020               10.00          8.98                  8.27           7.83                  6.68          6.57

            2025                9.79          8.78                  8.19           7.74                  6.67          6.54

            2030                9.60          8.59                  8.11           7.64                  6.65          6.52

The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3.00% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

-  the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.


--------------------------------------------------------------------------------
42 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS

IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

SOURCE OF PROCEEDS                                         TAXABLE PORTION OF PRE-DEATH PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------
FULL SURRENDER:                                            Amount received plus any indebtedness, minus your investment in the policy.*

LAPSE:                                                     Any outstanding indebtedness minus your investment in the policy.*

PARTIAL SURRENDERS (MODIFIED ENDOWMENTS):                  Lesser of: The amount received or policy value minus your investment in the policy.*

POLICY LOANS AND ASSIGNMENTS (MODIFIED ENDOWMENTS):        Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*

PARTIAL SURRENDERS (OTHER POLICIES):                       Generally, if the amount received is greater than your investment in the policy,* the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

POLICY LOANS AND ASSIGNMENTS (OTHER POLICIES):             None

PAYMENT OPTIONS:                                           If proceeds of the policy will be paid under one of the payment options, see the "Payment option" section for  tax information.
------------------------------------------------------------------------------------------------------------------------------------

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

-  you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification on the insured. We recalculate these limits later if certain increases or reductions in benefits occur.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 43

REDUCTIONS IN BENEFITS: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

-  the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

POLICY SPLIT OPTION RIDER: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds, certain changes in federal estate tax law or dissolution of a business or partnership owned or conducted by the insureds. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

INTEREST PAID ON POLICY LOANS: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

--------------------------------------------------------------------------------
44 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 AXP Financial Center, Minneapolis, MN 55474.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP

IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express-Registered Trademark- Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $239 billion.

STATE REGULATION

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 81% of the initial target premium (annualized), plus up to 3.1% of all premiums in excess of the target premium. Each year, IDS Life pays a service fee not greater than 0.13% of the policy value, net of indebtedness.

LEGAL PROCEEDINGS


A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On December 13, 1996, an action entitled LESA BENACQUISTO AND DANIEL BENACQUISTO V. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in Minnesota state court. The action is brought by individuals who replaced an existing IDS Life insurance policy with a new IDS Life policy. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985.

The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life and AEFC filed an answer to the complaint on February 18, 1997, denying the allegations. A second action, entitled ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in the same court on March 21, 1997. In addition to claims that are included in the Benacquisto lawsuit, the second action includes an allegation of improper replacement of an existing IDS Life annuity contract. It seeks similar relief to the initial lawsuit.

On October 13, 1998, an action entitled RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was also commenced in Minnesota state court. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.


--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 45

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August, 2000 an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.

On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. Six motions to intervene were filed together with objections to the proposed settlement. We are awaiting a final order from the court.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account - Flexible Premium Survivorship Variable Life Subaccounts at Dec. 31, 2000, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

--------------------------------------------------------------------------------
46 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

MANAGEMENT OF IDS LIFE

DIRECTORS


GUMER C. ALVERO

Director and Executive Vice President - Annuities since March 2001; Vice President - Variable Annuities, AEFC, since April 1998; Executive Assistant to President/CEO from April 1996 to April 1998.

TIMOTHY V. BECHTOLD

Director and President since March 2001; Executive Vice President - Risk Management Products from 1995 to 2001. Vice President - Risk Management Products, AEFC, since 1995.

PAMELA J. MORET

Chairman of the Board since August 2000; Director since February 2000 and Chief Executive Officer since March 2001. Director and Senior Vice President Products Group, AEFC, since October 1999; Vice President - Variable Assets, AEFC, from 1997 to 1999; Vice President - Retail Services Group, AEFC, from 1996 to 1997.

BARRY J. MURPHY

Director and Executive Vice President, Client Service, since March 1994. Director and Senior Vice President, AEFC, since May 1994.

STUART A. SEDLACEK

Director since 1994; Executive Vice President since 1998; Director, Senior Vice President and Chief Financial Officer, AEFC, since 1998. Vice President, AEFC, from 1988 to 1998.

OFFICERS OTHER THAN DIRECTORS

PHILIP C. WENTZEL

Vice president and Controller since 1998; Vice President - Finance, Risk Management Products, AEFC since 1997; and Director of Financial Reporting and Analysis from 1992 to 1997.

TIMOTHY S. MEEHAN

Secretary since December 2000; Secretary of AEFC, American Express Financial Advisors Inc. and IDS Life Series Fund, Inc. AEFC since October 1995; Senior Counsel, AEFC, from 1990 to 1995.

TERESA J. RASMUSSEN

Vice President and General Counsel since August 2000; Vice President and Assistant General Counsel, AEFC, since August 2000; Assistant Vice President, AEFC, from October 1995 to August 2000.

The address for all the directors and principal officers is: 70100 AXP Financial Center, Minneapolis, MN 55474.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued by American Express Company by Saint Paul Fire and Marine, the lead underwriter. The address for all the directors and principal

OTHER INFORMATION

The variable account has filed a registration statement has been filed with the SEC. For further information concerning the policy, its separate account (the variable account) and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life will notify owners within five days of any substitution or change.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 47

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

REPORTS

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

POLICY ILLUSTRATIONS


The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both standard nonsmokers, if:


-  the annual rate of return of the fund is 0%, 6% or 12%.

-  the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

INSUREDS: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $15,000 premium to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

--------------------------------------------------------------------------------
48 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

EFFECT OF EXPENSES AND CHARGES

The death benefit, policy value and cash surrender value reflect the following charges:

-  Premium expense charge: 5% of each premium payment.

- Cost of insurance charge and surrender charge for the sex, age and risk classification for each insured.

- Policy fee: $20 per month for 10 years; $0 per month (or $7.50 guaranteed maximum) per month for years 11 and on.


- Administrative charge: $.05 per month per $1,000 of initial specified amount for 10 years; $.00 (or $.07 guaranteed maximum) per month per $1,000 of initial specified amount per month for years 11 and on.


- Policy value credit: Policy value credit as described on (p. 55) for illustration labeled "current cost assumed."

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.73% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees and Charges" section of the prospectus for additional information;

- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.09% of the fund's average daily net assets.

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first ten policy years and 0.45% thereafter, we reserve the right to charge up to 0.9% for all policy years; and


- a nonadvisory expense charge, assumed to be equivalent to an annual rate of 0.15% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees and Charges" section of this prospectus for additional information.


After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:


GROSS ANNUAL          NET ANNUAL RATE OF RETURN FOR      NET ANNUAL RATE OF RETURN FOR      NET ANNUAL RATE OF RETURN FOR
INVESTMENT RATE        "GUARANTEED COSTS ASSUMED"           "CURRENT COSTS ASSUMED"            "CURRENT COSTS ASSUMED"
OF RETURN                     ILLUSTRATION                 ILLUSTRATION, YEARS 1-10       ILLUSTRATION, YEARS 11 AND AFTER
    0%                           (1.87%)                            (1.87%)                            (1.42%)

    6                             4.13                               4.13                               4.58

   12                             10.13                              10.13                              10.58


TAXES: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 49



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000            MALE -- INSURANCE AGE 55 -- STANDARD NONSMOKER                  CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                         FEMALE -- INSURANCE AGE 55 -- STANDARD NONSMOKER               ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
               PREMIUM
              ACCUMULATED         DEATH BENEFIT(1),(2)                POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF        WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY         INTEREST       ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR            AT 5%         0%          6%          12%         0%          6%          12%          0%          6%          12%
------------------------------------------------------------------------------------------------------------------------------------
    1        $    15,750  $1,000,000  $1,000,000  $1,000,000  $   13,113  $   13,940  $   14,767  $        0  $        0  $        0
    2             32,288   1,000,000   1,000,000   1,000,000      25,892      28,364      30,935       7,197       9,669      12,240
    3             49,652   1,000,000   1,000,000   1,000,000      38,325      43,273      48,629      19,630      24,578      29,934
    4             67,884   1,000,000   1,000,000   1,000,000      50,397      58,667      67,981      31,702      39,973      49,287
    5             87,029   1,000,000   1,000,000   1,000,000      62,091      74,543      89,139      43,396      55,848      70,444

    6            107,130   1,000,000   1,000,000   1,000,000      73,389      90,898     112,266      56,564      74,072      95,440
    7            128,237   1,000,000   1,000,000   1,000,000      84,268     107,722     137,535      69,312      92,766     122,579
    8            150,398   1,000,000   1,000,000   1,000,000      94,712     125,016     165,151      81,625     111,929     152,065
    9            173,668   1,000,000   1,000,000   1,000,000     104,684     142,760     195,323      93,467     131,543     184,106
   10            198,102   1,000,000   1,000,000   1,000,000     114,154     160,939     228,291     104,806     151,592     218,944

   11            223,757   1,000,000   1,000,000   1,000,000     124,519     181,210     266,326     117,041     173,732     258,849
   12            250,695   1,000,000   1,000,000   1,000,000     134,367     202,081     308,142     128,758     196,472     302,534
   13            278,979   1,000,000   1,000,000   1,000,000     143,672     223,564     354,158     139,933     219,825     350,419
   14            308,678   1,000,000   1,000,000   1,000,000     152,410     245,675     404,853     150,541     243,806     402,983
   15            339,862   1,000,000   1,000,000   1,000,000     160,545     268,423     460,764     160,545     268,423     460,764

   20            520,789   1,000,000   1,000,000   1,000,000     190,657     392,304     843,756     190,657     392,304     843,756
   25            751,702   1,000,000   1,000,000   1,561,058     191,998     531,883   1,486,722     191,998     531,883   1,486,722
   30          1,046,412   1,000,000   1,000,000   2,664,003     121,495     681,550   2,537,146     121,495     681,550   2,537,146
   35          1,422,545           0   1,000,000   4,455,019           0     860,099   4,242,876           0     860,099   4,242,876
   40          1,902,596           0   1,152,482   7,142,402           0   1,141,071   7,071,685           0   1,141,071   7,071,685
   45          2,515,277           0   1,520,216  11,878,253           0   1,520,216  11,878,253           0   1,520,216  11,878,253
------------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
50 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000     MALE-- INSURANCE AGE 55-- STANDARD NONSMOKER                        GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                  FEMALE-- INSURANCE AGE 55-- STANDARD NONSMOKER                        ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
               PREMIUM
              ACCUMULATED         DEATH BENEFIT(1),(2)                POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF        WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY         INTEREST       ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR            AT 5%         0%          6%          12%         0%          6%          12%          0%          6%          12%
------------------------------------------------------------------------------------------------------------------------------------
    1        $    15,750  $1,000,000  $1,000,000  $1,000,000  $   12,863  $   13,682  $   14,501  $        0  $        0  $        0
    2             32,288   1,000,000   1,000,000   1,000,000      25,370      27,808      30,347       6,675       9,113      11,652
    3             49,652   1,000,000   1,000,000   1,000,000      37,502      42,375      47,651      18,807      23,680      28,956
    4             67,884   1,000,000   1,000,000   1,000,000      49,243      57,375      66,538      30,549      38,681      47,843
    5             87,029   1,000,000   1,000,000   1,000,000      60,569      72,797      87,138      41,874      54,102      68,443

    6            107,130   1,000,000   1,000,000   1,000,000      71,448      88,620     109,592      54,623      71,795      92,767
    7            128,237   1,000,000   1,000,000   1,000,000      81,837     104,814     134,044      66,881      89,858     119,088
    8            150,398   1,000,000   1,000,000   1,000,000      91,678     121,329     160,644      78,592     108,243     147,557
    9            173,668   1,000,000   1,000,000   1,000,000     100,896     138,103     189,545      89,679     126,887     178,328
   10            198,102   1,000,000   1,000,000   1,000,000     109,407     155,063     220,920     100,060     145,716     211,573

   11            223,757   1,000,000   1,000,000   1,000,000     117,860     172,893     255,755     110,382     165,415     248,277
   12            250,695   1,000,000   1,000,000   1,000,000     125,401     190,773     293,571     119,793     185,165     287,962
   13            278,979   1,000,000   1,000,000   1,000,000     131,934     208,622     334,651     128,195     204,883     330,912
   14            308,678   1,000,000   1,000,000   1,000,000     137,334     226,337     379,321     135,465     224,467     377,451
   15            339,862   1,000,000   1,000,000   1,000,000     141,445     243,785     427,950     141,445     243,785     427,950

   20            520,789   1,000,000   1,000,000   1,000,000     132,001     318,379     748,724     132,001     318,379     748,724
   25            751,702   1,000,000   1,000,000   1,350,134      21,044     332,628   1,285,842      21,044     332,628   1,285,842
   30          1,046,412           0   1,000,000   2,243,160           0     160,921   2,136,343           0     160,921   2,136,343
   35          1,422,545           0           0   3,596,633           0           0   3,425,365           0           0   3,425,365
   40          1,902,596           0           0   5,510,507           0           0   5,455,947           0           0   5,455,947
   45          2,515,277           0           0   8,932,832           0           0   8,932,832           0           0   8,932,832
------------------------------------------------------------------------------------------------------------------------------------


(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 51



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000     MALE-- INSURANCE AGE 55-- STANDARD NONSMOKER                           CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                  FEMALE-- INSURANCE AGE 55-- STANDARD NONSMOKER                        ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
               PREMIUM
              ACCUMULATED         DEATH BENEFIT(1),(2)                POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF        WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY         INTEREST       ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR            AT 5%         0%          6%          12%         0%          6%          12%          0%          6%          12%
------------------------------------------------------------------------------------------------------------------------------------
    1        $    15,750  $1,013,113  $1,013,939  $1,014,766  $   13,113  $   13,939  $   14,766  $        0  $        0  $        0
    2             32,288   1,025,888   1,028,359   1,030,930      25,888      28,359      30,930       7,193       9,664      12,236
    3             49,652   1,038,311   1,043,257   1,048,611      38,311      43,257      48,611      19,617      24,563      29,916
    4             67,884   1,050,364   1,058,628   1,067,936      50,364      58,628      67,936      31,669      39,934      49,241
    5             87,029   1,062,023   1,074,460   1,089,039      62,023      74,460      89,039      43,328      55,766      70,344

    6            107,130   1,073,267   1,090,742   1,112,069      73,267      90,742     112,069      56,441      73,917      95,244
    7            128,237   1,084,063   1,107,452   1,137,181      84,063     107,452     137,181      69,107      92,496     122,225
    8            150,398   1,094,390   1,124,575   1,164,551      94,390     124,575     164,551      81,303     111,489     151,464
    9            173,668   1,104,199   1,142,071   1,194,349     104,199     142,071     194,349      92,982     130,854     183,132
   10            198,102   1,113,450   1,159,902   1,226,765     113,450     159,902     226,765     104,102     150,555     217,418

   11            223,757   1,123,526   1,179,692   1,264,003     123,526     179,692     264,003     116,049     172,214     256,525
   12            250,695   1,133,003   1,199,916   1,304,694     133,003     199,916     304,694     127,394     194,307     299,086
   13            278,979   1,141,842   1,220,547   1,349,156     141,842     220,547     349,156     138,103     216,808     345,417
   14            308,678   1,150,004   1,241,554   1,397,736     150,004     241,554     397,736     148,134     239,684     395,866
   15            339,862   1,157,438   1,262,891   1,450,805     157,438     262,891     450,805     157,438     262,891     450,805

   20            520,789   1,181,552   1,372,401   1,799,092     181,552     372,401     799,092     181,552     372,401     799,092
   25            751,702   1,169,857   1,470,442   2,330,651     169,857     470,442   1,330,651     169,857     470,442   1,330,651
   30          1,046,412   1,075,341   1,497,718   3,101,316      75,341     497,718   2,101,316      75,341     497,718   2,101,316
   35          1,422,545           0   1,357,297   4,185,130           0     357,297   3,185,130           0     357,297   3,185,130
   40          1,902,596           0           0   5,725,231           0           0   4,725,231           0           0   4,725,231
   45          2,515,277           0           0   7,941,263           0           0   6,941,263           0           0   6,941,263
------------------------------------------------------------------------------------------------------------------------------------

(1)  Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
52 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE



ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000     MALE-- INSURANCE AGE 55-- STANDARD NONSMOKER                        GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 2                  FEMALE-- INSURANCE AGE 55-- STANDARD NONSMOKER                        ANNUAL PREMIUM $15,000
------------------------------------------------------------------------------------------------------------------------------------
               PREMIUM
              ACCUMULATED         DEATH BENEFIT(1),(2)                POLICY VALUE(1),(2)              CASH SURRENDER VALUE(1),(2)
END OF        WITH ANNUAL     ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS
POLICY         INTEREST       ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
YEAR            AT 5%         0%          6%          12%         0%          6%          12%          0%          6%          12%
------------------------------------------------------------------------------------------------------------------------------------
    1        $    15,750  $1,012,863  $1,013,681  $1,014,500  $   12,863  $   13,681  $   14,500  $        0  $        0  $        0
    2             32,288   1,025,364   1,027,803   1,030,340      25,364      27,803      30,340       6,670       9,108      11,646
    3             49,652   1,037,485   1,042,355   1,047,629      37,485      42,355      47,629      18,790      23,660      28,934
    4             67,884   1,049,201   1,057,326   1,066,479      49,201      57,326      66,479      30,506      38,631      47,784
    5             87,029   1,060,484   1,072,692   1,087,010      60,484      72,692      87,010      41,789      53,997      68,316

    6            107,130   1,071,293   1,088,423   1,109,342      71,293      88,423     109,342      54,467      71,598      92,517
    7            128,237   1,081,576   1,104,469   1,133,592      81,576     104,469     133,592      66,620      89,513     118,636
    8            150,398   1,091,262   1,120,759   1,159,867      91,262     120,759     159,867      78,176     107,673     146,780
    9            173,668   1,100,259   1,137,198   1,188,262     100,259     137,198     188,262      89,042     125,981     177,045
   10            198,102   1,108,462   1,153,670   1,218,869     108,462     153,670     218,869      99,115     144,323     209,522

   11            223,757   1,116,498   1,170,808   1,252,562     116,498     170,808     252,562     109,020     163,330     245,084
   12            250,695   1,123,486   1,187,727   1,288,712     123,486     187,727     288,712     117,877     182,118     283,104
   13            278,979   1,129,300   1,204,268   1,327,416     129,300     204,268     327,416     125,561     200,529     323,677
   14            308,678   1,133,791   1,220,238   1,368,748     133,791     220,238     368,748     131,921     218,369     366,878
   15            339,862   1,136,765   1,235,390   1,412,743     136,765     235,390     412,743     136,765     235,390     412,743

   20            520,789   1,116,823   1,283,422   1,667,702     116,823     283,422     667,702     116,823     283,422     667,702
   25            751,702           0   1,219,149   1,940,340           0     219,149     940,340           0     219,149     940,340
   30          1,046,412           0           0   2,105,883           0           0   1,105,883           0           0   1,105,883
   35          1,422,545           0           0   1,878,786           0           0     878,786           0           0     878,786
   40          1,902,596           0           0           0           0           0           0           0           0           0
   45          2,515,277           0           0           0           0           0           0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------


(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 53

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts.

ATTAINED INSURANCE AGE: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if the policy is surrendered in full or the amount payable on the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE TO AGE 85 (DBG-85): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 85 (or 15 policy years, if later). This feature is in effect if you meet certain premium payment requirements (except in Massachusetts and Texas).

DEATH BENEFIT GUARANTEE TO AGE 85 (DBG-85) PREMIUM: The premium required to keep the DBG-85 in effect. The DBG-85 premium is shown in your policy. It depends on each insured's sex (no sex requirement in Montana), insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements (except in Massachusetts and Texas).

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100) PREMIUM: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex (no sex requirement in Montana), insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

FIXED ACCOUNT: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that is allocated to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: Each insured's age based upon his or her last birthday on the date of the application.

INSUREDS: The persons whose lives are insured by the policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

--------------------------------------------------------------------------------
54 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

- Upon the death of the last surviving insured on or after the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

-  On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 55

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account - Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts U, FEI, Y, V, IL, X, W, FBC, FBD, FCR, FCM, FDE, FEM, FEX, FFI, FGB, FGR, FIE, FMF, FND, FIV, FSM, FSA, FCA, FCD, FGI, FIR, FVL, FSB, FEG, FSC, FGC, FMP, FOS, FRE, FSV, FIF, FIS, FSE, FUE, FMC, FAG, FGT, FIG, FIP, FGW, FDS, FPH, FIN, FNO, FVS, FMI, FVA, FIC and FSP) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Life Separate Account - Flexible Premium Survivorship Variable Life Subaccounts at December 31, 2000 and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP
Minneapolis, Minnesota
March 23, 2001


--------------------------------------------------------------------------------
56 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------
DECEMBER 31, 2000                                        U               FEI             Y               V
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                                      $1,162,751,152  $    3,437,496  $   13,321,724  $   90,024,117
                                                  --------------------------------------------------------------
     at market value                              $1,245,953,818  $    3,523,262  $   13,505,255  $   85,470,717
Dividends receivable                                          --              --          58,112          89,706
Accounts receivable from IDS Life for
contract purchase payments                               245,775              --              --              --
Receivable from mutual funds and
portfolios for share redemptions                              --              --              --              --
----------------------------------------------------------------------------------------------------------------
Total assets                                       1,246,199,593       3,523,262      13,563,367      85,560,423
================================================================================================================

LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee                      885,873           2,442           9,548          60,984
     Contract terminations                                    --             674          10,396          23,040
Payable to mutual funds and
portfolios for investments purchased                          --              --              --              --
----------------------------------------------------------------------------------------------------------------
Total liabilities                                        885,873           3,116          19,944          84,024
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period                  $1,245,313,720  $    3,520,146  $   13,543,423  $   85,476,399
================================================================================================================
Accumulation units outstanding                       215,262,312       3,643,219       5,713,325      35,690,327
================================================================================================================
Net asset value per accumulation unit             $         5.79  $         0.97  $         2.37  $         2.39
================================================================================================================

                                                          SEGREGATED ASSET SUBACCOUNTS
                                                  ----------------------------------------------
DECEMBER 31, 2000                                       IL               X                W
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                                      $  349,998,887  $  545,738,243  $   56,622,351
                                                  ----------------------------------------------
     at market value                              $  320,244,664  $  608,923,543  $   56,622,638
Dividends receivable                                          --              --         257,906
Accounts receivable from IDS Life for
contract purchase payments                                17,007          14,304         349,658
Receivable from mutual funds and
portfolios for share redemptions                              --              --              --
------------------------------------------------------------------------------------------------
Total assets                                         320,261,671     608,937,847      57,230,202
================================================================================================

LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee                      227,190         433,558          40,002
     Contract terminations                                    --              --              --
Payable to mutual funds and
portfolios for investments purchased                          --              --              --
------------------------------------------------------------------------------------------------
Total liabilities                                        227,190         433,558          40,002
------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period                  $  320,034,481  $  608,504,289  $   57,190,200
================================================================================================
Accumulation units outstanding                       148,300,821     143,706,891      31,841,861
================================================================================================
Net asset value per accumulation unit             $         2.16  $         4.23  $         1.80
================================================================================================

                                                                  SEGREGATED ASSET SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                      FBC         FBD         FCR        FCM         FDE          FEM         FEX
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                                   $  885,516  $  592,471  $  114,432  $4,103,067  $  264,613  $  124,515  $  784,358
                                               ----------------------------------------------------------------------------------
     at market value                           $  821,498  $  600,290  $   96,314  $4,103,175  $  266,972  $  109,124  $  731,195
Dividends receivable                                   --       3,101          --      17,104          --          --       5,755
Accounts receivable from IDS Life for
contract purchase payments                         11,542       7,151       1,518          --       2,382         403       8,888
Receivable from mutual funds and
portfolios for share redemptions                       --          --          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                      833,040     610,542      97,832   4,120,279     269,354     109,527     745,838
=================================================================================================================================
LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee                   531         387          64       2,557         182          76         480
     Contract terminations                             --          --          --      20,974          --          --          --
Payable to mutual funds and
portfolios for investments purchased                   --          --          --          --          --          --          --

Total liabilities                                     531         387          64      23,531         182          76         480
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period               $  832,509  $  610,155  $   97,768  $4,096,748  $  269,172  $  109,451  $  745,358
=================================================================================================================================
Accumulation units outstanding                    932,662     568,365     114,993   3,973,776     272,852     141,154     804,192
=================================================================================================================================
Net asset value per accumulation unit          $     0.89  $     1.07  $     0.85  $     1.03  $     0.99  $     0.78  $     0.93
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 57

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                           ---------------------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                   FFI        FGB        FGR         FIE         FMF             FND          FIV
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                               $  123,996  $  205,392  $5,380,417  $  603,139  $    597,937  $ 39,175,956  $   995,491
                                           ---------------------------------------------------------------------------------------
     at market value                       $  126,640  $  213,840  $4,466,737  $  470,750  $    560,094  $ 33,389,969  $   937,614
Dividends receivable                              525          --          --          --            --            --           --
Accounts receivable from IDS Life for
contract purchase payments                        360         794      30,562       5,712         6,739       119,704       16,203
Receivable from mutual funds and
portfolios for share redemptions                   --          --          --          --            --            --           --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                  127,525     214,634   4,497,299     476,462       566,833    33,509,673      953,817
==================================================================================================================================
LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee                84         131       2,830         321           287        22,889          578
     Contract terminations                         --          --          --          --            --            --           --
Payable to mutual funds and
portfolios for investments purchased               --          --          --          --            --            --           --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                  84         131       2,830         321           287        22,889          578
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period           $  127,441  $  214,503  $4,494,469  $  476,141  $    566,546  $ 33,486,784  $   953,239
==================================================================================================================================
Accumulation units outstanding                118,812     200,321   5,835,019     554,025       590,535    32,255,078    1,051,789
==================================================================================================================================
Net asset value per accumulation unit      $     1.07  $     1.07  $     0.77  $     0.86  $       0.96  $       1.04  $      0.91
==================================================================================================================================

                                                                         SEGREGATED ASSET SUBACCOUNTS
                                           ---------------------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                     FSM         FSA         FCA         FCD           FGI           FIR          FVL
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                               $  492,088  $3,531,767  $1,855,468  $1,040,015  $404,459,150  $  1,107,224  $ 9,038,966
                                           ---------------------------------------------------------------------------------------
     at market value                       $  479,253  $2,406,069  $1,558,023  $1,026,294  $429,552,535  $  1,073,610  $10,468,022
Dividends receivable                               --          --          --          --            --            --           --
Accounts receivable from IDS Life for
contract purchase payments                      9,290      44,328      11,912       8,295       179,941        16,980        9,410
Receivable from mutual funds and
portfolios for share redemptions                   --          --       1,006         663       309,282           694        7,399
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                  488,543   2,450,397   1,570,941   1,035,252   430,041,758     1,091,284   10,484,831
==================================================================================================================================
LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee               301       1,543       1,006         663       309,282           694        7,399
     Contract terminations                         --          --          --          --            --            --           --
Payable to mutual funds and
portfolios for investments purchased               --          --      11,912       8,295       179,941        16,980        9,410
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 301       1,543      12,918       8,958       489,223        17,674       16,809
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period           $  488,242  $2,448,854  $1,558,023  $1,026,294  $429,552,535  $  1,073,610  $10,468,022
==================================================================================================================================
Accumulation units outstanding                490,112   2,824,448   1,776,427   1,024,134   241,424,864     1,184,141   10,127,452
==================================================================================================================================
Net asset value per accumulation unit      $     1.00  $     0.87  $     0.88  $     1.00  $       1.78  $       0.91  $      1.03
==================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
58 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                        -----------------------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                FSB          FEG         FSC          FGC         FMP           FOS          FRE
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                            $   120,433  $   733,375  $21,826,896  $ 1,319,441  $ 3,427,572  $ 1,134,838  $   257,150
                                        -----------------------------------------------------------------------------------------
     at market value                    $   110,913  $   680,251  $15,823,631  $ 1,290,219  $ 3,566,086  $ 1,058,653  $   270,326
Dividends receivable                             --          541    3,515,432           --       12,243           --           --
Accounts receivable from IDS Life for
contract purchase payments                    2,780        4,184       38,513       10,848       19,672        1,534        1,176
Receivable from mutual funds and
portfolios for share redemptions                 71          463       11,431          799        2,303          685          169
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                113,764      685,439   19,389,007    1,301,866    3,600,304    1,060,872      271,671
=================================================================================================================================
LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee              71          463       11,430          799        2,303          685          169
     Contract terminations                       --           --           --           --           --           --           --
Payable to mutual funds and
portfolios for investments purchased          2,780        4,725    3,553,946       10,848       31,915        1,534        1,176
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                             2,851        5,188    3,565,376       11,647       34,218        2,219        1,345
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period        $   110,913  $   680,251  $15,823,631  $ 1,290,219  $ 3,566,086  $ 1,058,653  $   270,326
=================================================================================================================================
Accumulation units outstanding              114,256      694,763   11,310,722    1,301,749    3,029,401    1,199,790      233,481
=================================================================================================================================
Net asset value per accumulation unit   $      0.97  $      0.98  $      1.40  $      0.99  $      1.18  $      0.88  $      1.16
=================================================================================================================================

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                        -----------------------------------------------------------------------------------------
December 31, 2000 (continued)                FSV          FIF          FIS          FSE          FUE          FMC          FAG
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                            $    85,408  $ 9,152,233  $    69,431  $   358,962  $ 1,200,617  $   362,977  $ 5,904,540
                                        -----------------------------------------------------------------------------------------
     at market value                    $    92,256  $ 8,711,516  $    68,626  $   348,086  $ 1,105,891  $   392,653  $ 4,462,781
Dividends receivable                             --           --           --           --           --           --           --
Accounts receivable from IDS Life for
contract purchase payments                      181        6,270           12        1,906        6,156        1,673       49,032
Receivable from mutual funds and
portfolios for share redemptions                 52        6,167           48          230          730          260        2,971
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                 92,489    8,723,953       68,686      350,222    1,112,777      394,586    4,514,784
=================================================================================================================================
LIABILITIES
     Payable to IDS Life for:
     Mortality and expense risk fee              52        6,167           48          230          730          260        2,971
     Contract terminations                       --           --           --           --           --           --           --
Payable to mutual funds and
portfolios for investments purchased            181        6,270           12        1,906        6,156        1,673       49,032
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               233       12,437           60        2,136        6,886        1,933       52,003
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period        $    92,256  $ 8,711,516  $    68,626  $   348,086  $ 1,105,891  $   392,653  $ 4,462,781
=================================================================================================================================
Accumulation units outstanding               81,251    8,063,174       70,298      342,767    1,219,898      327,812    5,937,849
=================================================================================================================================
Net asset value per accumulation unit   $      1.14  $      1.08  $      0.98  $      1.02  $      0.91  $      1.20  $      0.75
=================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 59

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                        ----------------------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                 FGT          FIG         FIP       FGW         FDS         FPH            FIN
ASSETS
Investments in shares of mutual funds
and portfolios:

     at cost                            $    5,232,572  $5,488,066  $279,386  $2,162,917  $2,522,936  $2,858,609  $    3,826,882
                                        ----------------------------------------------------------------------------------------
     at market value                    $    3,876,901  $4,782,730  $275,666  $2,008,415  $2,433,881  $2,523,119  $    3,216,828
Dividends receivable                                --          --        --          --          --          --              --
Accounts receivable from IDS Life for
contract purchase payments                      28,463      33,543     1,493      20,279      26,558       7,153          26,082
Receivable from mutual funds and
portfolios for share redemptions                 2,619       3,174       185       1,241       1,526       1,739           2,142
--------------------------------------------------------------------------------------------------------------------------------
Total assets                                 3,907,983   4,819,447   277,344   2,029,935   2,461,965   2,532,011       3,245,052
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES Payable to IDS Life for:
     Mortality and expense risk fee              2,619       3,174       185       1,241       1,526       1,739           2,142
     Contract terminations                          --          --        --          --          --          --              --
Payable to mutual funds and
portfolios for investments purchased            28,463      33,543     1,493      20,279      26,558       7,153          26,082
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               31,082      36,717     1,678      21,520      28,084       8,892          28,224
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period        $    3,876,901  $4,782,730  $275,666  $2,008,415  $2,433,881  $2,523,119  $    3,216,828
================================================================================================================================
Accumulation units outstanding               5,390,454   5,721,975   286,622   2,175,333   2,518,391   2,796,817       4,467,894
================================================================================================================================
Net asset value per accumulation unit   $         0.72  $     0.84  $   0.96  $     0.92  $     0.97  $     0.90  $         0.72
================================================================================================================================

                                                           SEGREGATED ASSET SUBACCOUNTS                             COMBINED
                                        ----------------------------------------------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                 FNO           FVS       FMI         FVA        FIC          FSP   VARIABLE ACCOUNT
ASSETS
Investments in shares of mutual funds
and portfolios:
     at cost                            $  372,305,407  $4,073,899  $830,855  $  739,801  $1,733,332  $  902,085  $3,146,280,568
                                        ----------------------------------------------------------------------------------------
     at market value                    $  372,505,272  $3,631,022  $843,356  $  814,032  $1,468,404  $  940,350  $3,265,003,779
Dividends receivable                                --          --        --          --          --          --       3,960,425
Accounts receivable from IDS Life for
contract purchase payments                     299,762      32,743     1,510      12,066      28,146      20,924       1,801,517
Receivable from mutual funds and
portfolios for share redemptions               271,401       2,381       578         526         946         617         634,498
--------------------------------------------------------------------------------------------------------------------------------
Total assets                               373,076,435   3,666,146   845,444     826,624   1,497,496     961,891   3,271,400,219
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES Payable to IDS Life for:
     Mortality and expense risk fee            271,401       2,381       578         526         946         617       2,327,335
     Contract terminations                          --          --        --          --          --          --          55,084
Payable to mutual funds and
portfolios for investments purchased           299,762      32,743     1,510      12,066      28,146      20,924       4,437,414
--------------------------------------------------------------------------------------------------------------------------------
Total liabilities                              571,163      35,124     2,088      12,592      29,092      21,541       6,819,833
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period        $  372,505,272  $3,631,022  $843,356  $  814,032  $1,468,404  $  940,350  $3,264,580,386
================================================================================================================================
Accumulation units outstanding             205,937,600   4,011,016   735,242     645,018   1,980,589     889,813
================================================================================================================
Net asset value per accumulation unit   $         1.81  $     0.91  $   1.15  $     1.26  $     0.74  $     1.06
================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
60 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                 -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                           U               FEI             Y               V
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $ 347,499,412   $      24,529   $     794,532   $   5,321,676
Mortality and expense risk fee                      14,485,013          22,518         128,499         752,857
--------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                     333,014,399           2,011         666,033       4,568,819
==============================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                            56,955,980         273,760       7,096,121      11,011,769
     Cost of investments sold                       31,468,446         275,677       7,384,493      11,836,905
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments             25,487,534          (1,917)       (288,372)       (825,136)
Net change in unrealized appreciation or
depreciation of investments                       (777,492,931)         49,345       1,074,999         986,190
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (752,005,397)         47,428         786,627         161,054
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $(418,990,998)  $      49,439   $   1,452,660   $   4,729,873
==============================================================================================================

                                                         SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------
YEAR ENDED DECEMBER 31, 2000                           IL              X               W
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $  58,819,246   $  41,234,632   $   3,278,053
Mortality and expense risk fee                       3,116,827       6,414,426         506,778
----------------------------------------------------------------------------------------------
Investment income (loss)-- net                      55,702,419      34,820,206       2,771,275
==============================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                             5,680,827      40,682,113      33,654,439
     Cost of investments sold                        4,872,118      29,169,951      33,654,174
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                808,709      11,512,162             265
Net change in unrealized appreciation or
depreciation of investments                       (156,344,577)   (150,311,571)           (475)
----------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (155,535,868)   (138,799,409)           (210)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $ (99,833,449)  $(103,979,203)  $   2,771,065
==============================================================================================

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                                 -------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)              FBC(1)          FBD(1)          FCR(1)          FCM(1)
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $       1,795   $       7,596   $      10,968   $      46,937
Mortality and expense risk fee                           1,876           1,056             234           7,038
--------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                             (81)          6,540          10,734          39,899
==============================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                               159,213          23,281          31,754       1,293,244
     Cost of investments sold                          161,552          23,256          36,357       1,293,240
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                 (2,339)             25          (4,603)              4
Net change in unrealized appreciation or
depreciation of investments                            (64,018)          7,819         (18,118)            108
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                         (66,357)          7,844         (22,721)            112
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $     (66,438)  $      14,384   $     (11,987)  $      40,011
==============================================================================================================

                                                           SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)              FDE(1)          FEM(1)          FEX(1)
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $       1,683       $      --   $      19,503
Mortality and expense risk fee                           1,286             274           1,694
----------------------------------------------------------------------------------------------
Investment income (loss)-- net                             397            (274)         17,809
==============================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                               298,653           8,268          58,827
     Cost of investments sold                          296,289           9,354          60,439
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                  2,364          (1,086)         (1,612)
Net change in unrealized appreciation or
depreciation of investments                              2,359         (15,391)        (53,163)
----------------------------------------------------------------------------------------------
Net gain (loss) on investments                           4,723         (16,477)        (54,775)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $       5,120   $     (16,751)  $     (36,966)
==============================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 61

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                 ------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)         FFI(1)    FGB(1)      FGR(1)     FIE(1)     FMF(1)        FND         FIV(1)
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $  2,213  $  1,433 $        --   $  85,907   $ 22,412   $ 2,275,914   $  3,383
Mortality and expense risk fee                        350       513       9,443       1,247        834       169,645      1,789
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                      1,863       920      (9,443)     84,660     21,578     2,106,269      1,594
===============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                           23,564    83,941      40,668       7,675     13,797       324,608     19,891
     Cost of investments sold                      23,329    84,407      46,277       9,213     14,102       321,917     20,682
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments               235      (466)     (5,609)     (1,538)      (305)        2,691       (791)
Net change in unrealized appreciation or
depreciation of investments                         2,644     8,448    (913,680)   (132,389)   (37,843)   (5,918,989)   (57,877)
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      2,879     7,982    (919,289)   (133,927)   (38,148)   (5,916,298)   (58,668)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $  4,742  $  8,902   $(928,732)  $ (49,267)  $(16,570)  $(3,810,029)  $(57,074)
===============================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)         FSM(1)     FSA(1)      FCA(1)     FCD(1)         FGI        FIR(1)       FVL
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $ 11,432  $   644,605  $  38,739  $      --   $ 13,322,551  $      --  $   221,311
Mortality and expense risk fee                        933        5,569      3,302      1,919      4,015,010      2,014       61,660
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                     10,499      639,036     35,437     (1,919)     9,307,541     (2,014)     159,651
===================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                           14,366       30,188     18,378      8,063      2,402,422     12,700      348,443
     Cost of investments sold                      15,317       30,414     20,210      8,381      1,825,867     13,463      351,096
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments              (951)        (226)    (1,832)      (318)       576,555       (763)      (2,653)
Net change in unrealized appreciation or
depreciation of investments                       (12,835)  (1,125,698)  (297,445)   (13,721)   (86,286,587)   (33,614)   1,521,164
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (13,786)  (1,125,924)  (299,277)   (14,039)   (85,710,032)   (34,377)   1,518,511
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $ (3,287) $  (486,888) $(263,840)  $(15,958)  $(76,402,491)  $(36,391) $ 1,678,162
===================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
62 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        FSB(1)     FEG(1)        FSC        FGC(1)     FMP(1)    FOS(1)      FRE(1)
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $ 4,880   $     541   $ 3,515,433  $      --   $ 12,243 $      --   $     --
Mortality and expense risk fee                       199       1,553       104,712      2,702      7,053     2,086        529
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                     4,681      (1,012)    3,410,721     (2,702)     5,190    (2,086)      (529)
=============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                           6,356     128,666       210,333     16,982     51,981    31,960     13,503
     Cost of investments sold                      6,451     129,509       208,043     16,816     50,369    33,982     13,142
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments              (95)       (843)        2,290        166      1,612    (2,022)       361
Net change in unrealized appreciation or
depreciation of investments                       (9,520)    (53,124)   (7,007,504)   (29,222)   138,514   (76,185)    13,176
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (9,615)    (53,967)   (7,005,214)   (29,056)   140,126   (78,207)    13,537
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $(4,934)  $ (54,979)  $(3,594,493)  $(31,758)  $145,316  $(80,293)  $ 13,008
=============================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                  --------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        FSV(1)      FIF       FIS(1)    FSE(1)     FUE(1)    FMC(1)     FAG(1)
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                    $   --   $ 622,380   $    --   $ 10,978   $ 12,932   $11,923  $    53,143
Mortality and expense risk fee                       138      56,511       146        758      2,406       694       11,153
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                      (138)    565,869      (146)    10,220     10,526    11,229       41,990
===========================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                           8,767     465,642     7,893      4,776     12,841    11,418       91,251
     Cost of investments sold                      8,615     474,209     8,097      4,842     13,299    11,025      101,933
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments              152      (8,567)     (204)       (66)      (458)      393      (10,682)
Net change in unrealized appreciation or
depreciation of investments                        6,848    (656,374)     (805)   (10,876)   (94,726)   29,676   (1,441,759)
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     7,000    (664,941)   (1,009)   (10,942)   (95,184)   30,069   (1,452,441)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $ 6,862   $ (99,072)  $(1,155)  $   (722)  $(84,658)  $41,298  $(1,410,451)
===========================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 63

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS


                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                 --------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)          FGT(1)       FIG(1)     FIP(1)    FGW(1)      FDS(1)      FPH         FIN(1)
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $    23,195   $  50,889   $ 3,319 $        --  $      --   $ 168,082 $        --
Mortality and expense risk fee                        11,071      11,826       627       3,951      4,504      16,885       7,696
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                        12,124      39,063     2,692      (3,951)    (4,504)    151,197      (7,696)
=================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                             111,697       2,921     6,932       3,040     15,133     523,339     133,693
     Cost of investments sold                        121,628       2,975     6,814       2,929     16,241     537,751     160,569
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments               (9,931)        (54)      118         111     (1,108)    (14,412)    (26,876)
Net change in unrealized appreciation or
depreciation of investments                       (1,355,671)   (705,336)   (3,720)   (154,502)   (89,055)   (353,695)   (610,054)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (1,365,602)   (705,390)   (3,602)   (154,391)   (90,163)   (368,107)   (636,930)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $(1,353,478)  $(666,327)  $  (910)  $(158,342)  $(94,667)  $(216,910)  $(644,626)
=================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 -----------------------------------------------------------------     COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)            FNO         FVS(1)    FMI(1)    FVA(1)     FIC(1)    FSP(1)   VARIABLE ACCOUNT
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $  33,097,945  $      --  $ 22,471 $     596  $      --  $     --  $   511,301,412
Mortality and expense risk fee                       3,946,788      7,332     2,145     1,610      3,423     1,991       33,925,093
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                      29,151,157     (7,332)   20,326    (1,014)    (3,423)   (1,991)     477,376,319
===================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                             1,173,957     14,484   130,038   146,969     36,203    11,805      163,949,533
     Cost of investments sold                          830,987     14,167   124,263   140,488     38,777    11,976      126,416,823
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                342,970        317     5,775     6,481     (2,574)     (171)      37,532,710
Net change in unrealized appreciation or
depreciation of investments                       (166,014,933)  (442,877)   12,501    74,231   (264,928)   38,265   (1,354,539,501)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (165,671,963)  (442,560)   18,276    80,712   (267,502)   38,094   (1,317,006,791)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $(136,520,806) $(449,892) $ 38,602 $  79,698  $(270,925) $ 36,103  $  (839,630,472)
===================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
64 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS


                                                                           SEGREGATED ASSET SUBACCOUNTS
                                               -------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                      U         FEI(1)         Y           V            IL           X           W
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                 $         --  $    634  $   940,641  $ 6,162,508  $ 7,448,000 $ 18,134,661 $2,146,451
Mortality and expense risk fee                    9,348,608     2,388      150,069      766,679    2,559,090    5,574,388    416,151
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                   (9,348,608)   (1,754)     790,572    5,395,829    4,888,910   12,560,273  1,730,300
====================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and portfolios:
     Proceeds from sales                         39,993,663     6,434    3,213,588    6,580,661    4,607,322   18,745,240  8,922,156
     Cost of investments sold                    30,235,968     6,490    3,314,366    6,850,009    3,679,413   14,868,592  8,922,130
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments           9,757,695       (56)    (100,778)    (269,348)     927,909    3,876,648         26
Net change in unrealized appreciation or
depreciation of investments                     724,869,085    36,421   (1,155,624)  (5,531,675)  89,942,800  119,944,554        794
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  734,626,780    36,365   (1,256,402)  (5,801,023)  90,870,709  123,821,202        820
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     $ 725,278,172  $ 34,611  $  (465,830) $  (405,194) $95,759,619 $136,381,475 $1,731,120
====================================================================================================================================

(1) For the period June 17, 1999 (commencement of operations) to Dec. 31, 1999.

                                                                     SEGREGATED ASSET SUBACCOUNTS                        COMBINED
                                          ---------------------------------------------------------------------------    VARIABLE
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)  FND(1)      FGI       FVL(2)    FIF(2)    FPH(2)       FNO       FSC(2)       ACCOUNT
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                            $  5,816  $ 3,192,821 $     --  $     --  $     --  $  2,245,498 $   95,880 $   40,372,910
Mortality and expense risk fee               1,261    2,295,169    5,358     3,575     1,708     1,911,771      6,350     23,042,565
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net               4,555      897,652   (5,358)   (3,575)   (1,708)      333,727     89,530     17,330,345
====================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of
investments in mutual funds and
portfolios:
     Proceeds from sales                       244           --    5,084     2,348   171,245        14,996     20,532     82,283,513
     Cost of investments sold                  245           --    5,236     2,344   168,854         9,702     16,890     68,080,239
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments         (1)          --     (152)        4     2,391         5,294      3,642     14,203,274
Net change in unrealized appreciation
or depreciation of investments             133,002   82,169,165  (92,108)  215,657    18,205   139,915,127  1,004,239  1,151,469,642
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments             133,001   82,169,165  (92,260)  215,661    20,596   139,920,421  1,007,881  1,165,672,916
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                 $137,556  $83,066,817 $(97,618) $212,086  $ 18,888  $140,254,148 $1,097,411 $1,183,003,261
====================================================================================================================================

(1) For the period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.
(2) For the period May 3, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 65

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                   SEGREGATED ASSET SUBACCOUNTS
                                                 ------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                           U              Y           V            IL            X
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $ 127,552,190   $  651,047  $ 5,482,824   $10,109,537  $44,064,797
Mortality and expense risk fee                       7,017,729       95,855      673,510     1,923,842    4,505,632
-------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                     120,534,461      555,192    4,809,314     8,185,695   39,559,165
===================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments in mutual funds
and portfolios:
     Proceeds from sales                             9,112,329    2,869,520    2,569,475     1,835,092    3,977,679
     Cost of investments sold                        7,404,017    2,821,030    2,534,204     1,688,869    3,476,801
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments              1,708,312       48,490       35,271       146,223      500,878
Net change in unrealized appreciation or
depreciation of investments                        (54,778,267)     143,444   (1,588,877)   27,604,400   24,071,107
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     (53,069,955)     191,934   (1,553,606)   27,750,623   24,571,985
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $  67,464,506   $  747,126  $ 3,255,708   $35,936,318  $64,131,150
===================================================================================================================


                                                 ----------------------------------------       COMBINED
YEAR ENDED DECEMBER 31, 1998                          W             FGI          FNO        VARIABLE ACCOUNT
INVESTMENT INCOME
Dividend income from mutual funds
and portfolios                                   $  1,502,154   $ 2,141,220  $    962,047       $192,465,816
Mortality and expense risk fee                        274,445       894,291       771,763         16,157,067
------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                      1,227,709     1,246,929       190,284        176,308,749
============================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments in mutual funds
and portfolios:
     Proceeds from sales                           12,888,386       352,149           285         33,604,915
     Cost of investments sold                      12,888,474       309,487           297         31,123,179
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                   (88)       42,662           (12)         2,481,736
Net change in unrealized appreciation or
depreciation of investments                                50    26,122,797    21,170,328         42,744,982
------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                            (38)   26,165,459    21,170,316         45,226,718
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  $  1,227,671   $27,412,388  $ 21,360,600       $221,535,467
============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
66 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                 ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                             U              FEI                Y                   V
OPERATIONS
Investment income (loss)-- net                   $   333,014,399   $         2,011   $       666,033   $     4,568,819
Net realized gain (loss) on investments               25,487,534            (1,917)         (288,372)         (825,136)
Net change in unrealized appreciation or
depreciation of investments                         (777,492,931)           49,345         1,074,999           986,190
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (418,990,998)           49,439         1,452,660         4,729,873
=======================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                           142,551,130           834,271         2,934,146        12,895,202
Net transfers(1)                                      52,186,807         1,427,989        (6,381,777)       (7,039,945)
Transfers for policy loans                           (24,554,955)          (26,130)         (128,655)         (394,956)
Policy charges                                       (41,963,705)          (95,944)       (1,132,765)       (4,991,894)
Contract terminations:
     Surrender benefits                             (102,251,190)          (14,432)         (712,713)       (4,355,035)
     Death benefits                                   (3,753,082)               --           (38,865)         (356,059)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        22,215,005         2,125,754        (5,460,629)       (4,242,687)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    1,642,089,713         1,344,953        17,551,392        84,989,213
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 1,245,313,720   $     3,520,146   $    13,543,423   $    85,476,399
=======================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               211,900,458         1,384,653         8,219,277        37,532,704
Contract purchase payments                            18,918,978           884,575         1,330,009         5,623,325
Net transfers(1)                                       6,847,078         1,518,868        (2,926,911)       (3,064,783)
Transfers for policy loans                            (3,199,365)          (27,990)          (57,664)         (171,718)
Policy charges                                        (5,549,793)         (101,199)         (503,797)       (2,162,816)
Contract terminations:
     Surrender benefits                              (13,323,969)          (15,688)         (332,510)       (1,965,515)
     Death benefits                                     (331,075)               --           (15,079)         (100,870)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     215,262,312         3,643,219         5,713,325        35,690,327
=======================================================================================================================

                                                             SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                            IL                 X                W
OPERATIONS
Investment income (loss)-- net                   $    55,702,419   $    34,820,206   $     2,771,275
Net realized gain (loss) on investments                  808,709        11,512,162               265
Net change in unrealized appreciation or
depreciation of investments                         (156,344,577)     (150,311,571)             (475)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      (99,833,449)     (103,979,203)        2,771,065
====================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                            51,956,422        72,671,687        38,949,316
Net transfers(1)                                      31,976,752        (3,176,411)      (37,524,685)
Transfers for policy loans                            (4,136,345)       (8,425,859)           98,516
Policy charges                                        (9,940,449)      (24,935,490)       (5,780,575)
Contract terminations:
     Surrender benefits                              (21,634,665)      (43,969,410)       (4,308,054)
     Death benefits                                     (788,496)       (1,833,315)         (136,587)
----------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        47,433,219        (9,668,798)       (8,702,069)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      372,434,711       722,152,290        63,121,204
----------------------------------------------------------------------------------------------------
Net assets at end of year                        $   320,034,481   $   608,504,289   $    57,190,200
====================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               129,850,236       145,546,914        36,916,076
Contract purchase payments                            20,834,989        14,611,983        22,249,200
Net transfers(1)                                      12,112,801          (612,950)      (13,458,135)
Transfers for policy loans                            (1,670,342)       (1,682,213)       (8,015,598)
Policy charges                                        (3,982,378)       (5,001,933)       (3,292,338)
Contract terminations:
     Surrender benefits                               (8,673,455)       (8,949,062)       (2,525,116)
     Death benefits                                     (171,030)         (205,848)          (32,228)
----------------------------------------------------------------------------------------------------
Units outstanding at end of year                     148,300,821       143,706,891        31,841,861
====================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
   (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 67

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                 ------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)         FBC(1)     FBD(1)      FCR(1)      FCM(1)      FDE(1)      FEM(1)     FEX(1)
OPERATIONS
Investment income (loss)-- net                   $    (81)  $   6,540   $  10,734   $   39,899   $    397   $   (274)  $ 17,809
Net realized gain (loss) on investments            (2,339)         25      (4,603)           4      2,364     (1,086)    (1,612)
Net change in unrealized appreciation or
depreciation of investments                       (64,018)      7,819     (18,118)         108      2,359    (15,391)   (53,163)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                   (66,438)     14,384     (11,987)      40,011      5,120    (16,751)   (36,966)
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        104,200     140,996      22,419    2,264,370     70,369     18,219    114,245
Net transfers(2)                                  806,839     465,028      89,950    1,961,253    146,828    110,002    678,697
Transfers for policy loans                             --          --          --      (40,922)    50,111         --     (1,409)
Policy charges                                    (11,755)    (10,235)     (2,521)    (127,957)    (3,256)    (1,703)    (9,209)
Contract terminations:
     Surrender benefits                              (337)        (18)        (93)          (7)        --       (316)        --
     Death benefits                                    --          --          --           --         --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    898,947     595,771     109,755    4,056,737    264,052    126,202    782,324
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        --          --          --           --         --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $832,509   $ 610,155   $  97,768   $4,096,748   $269,172   $109,451   $745,358
===============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 --          --          --           --         --         --         --
Contract purchase payments                        110,495     134,318      24,103    2,215,212     71,190     21,321    118,277
Net transfers(2)                                  834,993     443,788      93,746    1,923,699    153,556    122,228    697,062
Transfers for policy loans                             --          --          --      (40,022)    51,472         --     (1,521)
Policy charges                                    (12,448)     (9,634)     (2,764)    (125,107)    (3,366)    (2,006)    (9,626)
Contract terminations:
     Surrender benefits                              (378)       (107)        (92)          (6)        --       (389)        --
     Death benefits                                    --          --          --           --         --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  932,662     568,365     114,993    3,973,776    272,852    141,154    804,192
===============================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
   (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
68 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                 ---------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        FFI(1)     FGB(1)      FGR(1)      FIE(1)     FMF(1)       FND          FIV(1)
OPERATIONS
Investment income (loss)-- net                   $  1,863  $     920  $    (9,443) $  84,660  $  21,578  $  2,106,269  $     1,594
Net realized gain (loss) on investments               235       (466)      (5,609)    (1,538)      (305)        2,691         (791)
Net change in unrealized appreciation or
depreciation of investments                         2,644      8,448     (913,680)  (132,389)   (37,843)   (5,918,989)     (57,877)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     4,742      8,902     (928,732)   (49,267)   (16,570)   (3,810,029)     (57,074)
==================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         23,744     46,076    1,263,017     86,773     84,538    10,607,630      196,723
Net transfers(2)                                  103,751    189,877    4,277,184    457,372    517,128    25,788,226      832,137
Transfers for policy loans                             --    (27,478)     (10,762)    (3,394)    (1,779)     (253,720)          --
Policy charges                                     (4,796)    (2,874)     (91,155)   (15,343)   (16,771)   (1,212,450)     (18,481)
Contract terminations:
     Surrender benefits                                --         --      (15,083)        --         --       (91,535)         (66)
     Death benefits                                    --         --           --         --         --      (112,606)          --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    122,699    205,601    5,423,201    525,408    583,116    34,725,545    1,010,313
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        --         --           --         --         --     2,571,268           --
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $127,441  $ 214,503  $ 4,494,469  $ 476,141  $ 566,546  $ 33,486,784  $   953,239
==================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 --         --           --         --         --     2,231,692           --
Contract purchase payments                         22,744     45,005    1,410,239     96,308     84,366     9,223,111      204,670
Net transfers(2)                                  100,649    185,233    4,557,897    478,092    525,208    22,264,142      866,646
Transfers for policy loans                             --    (27,115)     (11,571)    (3,715)    (1,804)     (221,198)          --
Policy charges                                     (4,581)    (2,802)    (101,905)   (16,660)   (17,235)   (1,050,928)     (19,457)
Contract terminations:
     Surrender benefits                                --         --      (19,641)        --         --      (191,741)         (70)
     Death benefits                                    --         --           --         --         --            --           --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  118,812    200,321    5,835,019    554,025    590,535    32,255,078    1,051,789
==================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
   (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 69

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          SEGREGATED ASSET SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)    FSM(1)     FSA(1)       FCA(1)       FCD(1)         FGI         FIR(1)        FVL
OPERATIONS
Investment income (loss)-- net              $ 10,499  $   639,036  $    35,437  $    (1,919) $   9,307,541  $   (2,014) $   159,651
Net realized gain (loss) on investments         (951)        (226)      (1,832)        (318)       576,555        (763)      (2,653)
Net change in unrealized appreciation or
depreciation of investments                  (12,835)  (1,125,698)    (297,445)     (13,721)   (86,286,587)    (33,614)   1,521,164
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     (3,287)    (486,888)    (263,840)     (15,958)   (76,402,491)    (36,391)   1,678,162
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                   109,102      644,853      429,614      236,263     89,412,868     234,757    2,610,913
Net transfers(2)                             388,108    2,351,941    1,425,170      822,246     71,447,690     886,154    3,422,828
Transfers for policy loans                       (25)        (788)      (3,663)      (1,816)    (4,993,657)      2,229      (46,021)
Policy charges                                (5,604)     (50,986)     (28,974)     (13,759)   (15,504,088)    (13,139)    (290,867)
Contract terminations:
     Surrender benefits                          (52)      (9,278)        (284)        (682)   (23,606,538)         --      (43,160)
     Death benefits                               --           --           --           --       (684,385)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                        491,529    2,935,742    1,821,863    1,042,252    116,071,890   1,110,001    5,653,693
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   --           --           --           --    389,883,136          --    3,136,167
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $488,242  $ 2,448,854  $ 1,558,023  $ 1,026,294  $ 429,552,535  $1,073,610  $10,468,022
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            --           --           --           --    185,561,217          --    3,552,663
Contract purchase payments                   109,354      633,604      428,470      234,139     43,192,439     255,800    2,982,264
Net transfers(2)                             386,429    2,254,355    1,381,301      806,285     34,206,463     940,356    4,019,467
Transfers for policy loans                        47         (767)      (3,435)      (1,890)    (2,397,853)      2,273      (53,117)
Policy charges                                (5,669)     (51,689)     (29,613)     (13,705)    (7,416,566)    (14,288)    (317,570)
Contract terminations:
     Surrender benefits                          (49)     (11,055)        (296)        (695)   (11,572,143)         --      (56,255)
     Death benefits                               --           --           --           --       (148,693)         --           --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             490,112    2,824,448    1,776,427    1,024,134    241,424,864   1,184,141   10,127,452
===================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
   (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
70 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                -----------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        FSB(1)     FEG(1)       FSC         FGC(1)      FMP(1)       FOS(1)      FRE(1)
OPERATIONS
Investment income (loss)-- net                  $   4,681  $  (1,012) $ 3,410,721  $   (2,702) $     5,190  $    (2,086) $    (529)
Net realized gain (loss) on investments               (95)      (843)       2,290         166        1,612       (2,022)       361
Net change in unrealized appreciation or
depreciation of investments                        (9,520)   (53,124)  (7,007,504)    (29,222)     138,514      (76,185)    13,176
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (4,934)   (54,979)  (3,594,493)    (31,758)     145,316      (80,293)    13,008
==================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         12,079    144,410    5,295,168     312,137      681,806      174,926     42,843
Net transfers(2)                                  104,532    602,134   10,614,696   1,032,593    2,779,901      985,672    218,231
Transfers for policy loans                             --     (1,805)    (139,940)     (3,629)      10,755       (7,967)        --
Policy charges                                       (764)    (9,498)    (526,266)    (19,073)     (48,518)     (13,685)    (3,756)
Contract terminations:
     Surrender benefits                                --        (11)     (50,167)        (51)      (3,174)          --         --
     Death benefits                                    --         --           --          --           --           --         --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    115,847    735,230   15,193,491   1,321,977    3,420,770    1,138,946    257,318
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        --         --    4,224,633          --           --           --         --
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 110,913  $ 680,251  $15,823,631  $1,290,219  $ 3,566,086  $ 1,058,653  $ 270,326
==================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 --         --    2,450,743          --           --           --         --
Contract purchase payments                         12,046    137,831    3,237,293     306,896      603,048      186,000     38,624
Net transfers(2)                                  102,968    567,880    6,067,064   1,017,404    2,462,748    1,037,361    198,268
Transfers for policy loans                             --     (1,644)     (85,347)     (3,690)       9,370       (8,778)        --
Policy charges                                       (758)    (9,292)    (318,100)    (18,796)     (42,844)     (14,793)    (3,411)
Contract terminations:
     Surrender benefits                                --        (12)     (40,931)        (65)      (2,921)          --         --
     Death benefits                                    --         --           --          --           --           --         --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  114,256    694,763   11,310,722   1,301,749    3,029,401    1,199,790    233,481
==================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 71

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        FSV(1)       FIF       FIS(1)    FSE(1)      FUE(1)      FMC(1)      FAG(1)
OPERATIONS
Investment income (loss)-- net                  $   (138) $   565,869  $   (146) $  10,220  $    10,526  $  11,229  $    41,990
Net realized gain (loss) on investments              152       (8,567)     (204)       (66)        (458)       393      (10,682)
Net change in unrealized appreciation or
depreciation of investments                        6,848     (656,374)     (805)   (10,876)     (94,726)    29,676   (1,441,759)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    6,862      (99,072)   (1,155)      (722)     (84,658)    41,298   (1,410,451)
===============================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                         7,718    2,687,015    33,837     47,299      338,801     48,033    1,283,945
Net transfers(2)                                  78,776    3,849,292    37,301    308,114      871,469    308,060    4,727,380
Transfers for policy loans                            --      (59,752)       --       (914)      (3,385)        --      (43,688)
Policy charges                                    (1,100)    (266,221)   (1,357)    (5,691)     (16,250)    (4,738)     (94,133)
Contract terminations:
     Surrender benefits                               --      (29,015)       --         --          (86)        --         (272)
     Death benefits                                   --           --        --         --           --         --           --
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    85,394    6,181,319    69,781    348,808    1,190,549    351,355    5,873,232
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       --    2,629,269        --         --           --         --           --
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 92,256  $ 8,711,516  $ 68,626  $ 348,086  $ 1,105,891  $ 392,653  $ 4,462,781
===============================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                --    2,354,573        --         --           --         --           --
Contract purchase payments                         7,655    2,491,291    34,285     46,679      351,861     43,992    1,362,241
Net transfers(2)                                  74,618    3,547,993    37,408    302,704      888,546    288,158    4,729,084
Transfers for policy loans                            --      (55,483)       --       (950)      (3,390)        --      (50,148)
Policy charges                                    (1,022)    (240,329)   (1,395)    (5,666)     (17,023)    (4,338)    (103,008)
Contract terminations:
     Surrender benefits                               --      (34,871)       --         --          (96)        --         (320)
     Death benefits                                   --           --        --         --           --         --           --
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  81,251    8,063,174    70,298    342,767    1,219,898    327,812    5,937,849
===============================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
72 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SEGREGATED ASSET SUBACCOUNTS
                                                ----------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)          FGT(1)     FIG(1)     FIP(1)      FGW(1)      FDS(1)       FPH        FIN(1)
OPERATIONS
Investment income (loss) - net                  $    12,124  $   39,063  $  2,692  $   (3,951) $   (4,504) $  151,197  $   (7,696)
Net realized gain (loss) on investments              (9,931)        (54)      118         111      (1,108)    (14,412)    (26,876)
Net change in unrealized appreciation or
depreciation of investments                      (1,355,671)   (705,336)   (3,720)   (154,502)    (89,055)   (353,695)   (610,054)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                  (1,353,478)   (666,327)     (910)   (158,342)    (94,667)   (216,910)   (644,626)
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        1,060,032   1,075,188    29,408     407,460     427,490     745,173   1,197,925
Net transfers(2)                                  4,276,308   4,468,983   251,551   1,790,022   2,141,554   1,174,500   2,740,150
Transfers for policy loans                          (19,180)    (18,478)       --      (2,634)    (11,105)    (23,280)    (12,394)
Policy charges                                      (67,251)    (71,250)   (4,383)    (27,775)    (29,299)    (91,968)    (57,511)
Contract terminations:
     Surrender benefits                             (19,530)     (5,386)       --        (316)        (92)     (3,890)     (6,716)
     Death benefits                                      --          --        --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    5,230,379   5,449,057   276,576   2,166,757   2,528,548   1,800,535   3,861,454
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          --          --        --          --          --     939,494          --
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 3,876,901  $4,782,730  $275,666  $2,008,415  $2,433,881  $2,523,119  $3,216,828
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   --          --        --          --          --     944,282          --
Contract purchase payments                        1,155,286   1,147,782    30,665     413,644     433,204     772,810   1,454,908
Net transfers(2)                                  4,358,020   4,679,189   260,560   1,793,494   2,126,263   1,204,865   3,107,984
Transfers for policy loans                          (21,981)    (20,692)       --      (3,106)    (10,916)    (24,735)    (14,066)
Policy charges                                      (74,715)    (78,070)   (4,603)    (28,397)    (30,064)    (94,994)    (71,309)
Contract terminations:
     Surrender benefits                             (26,156)     (6,234)       --        (302)        (96)     (5,411)     (9,623)
     Death benefits                                      --          --        --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  5,390,454   5,721,975   286,622   2,175,333   2,518,391   2,796,817   4,467,894
=================================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 73

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SEGREGATED ASSET SUBACCOUNTS
                                           ---------------------------------------------------------------------      COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)       FNO         FVS(1)     FMI(1)    FVA(1)     FIC(1)       FSP(1)  VARIABLE ACCOUNT
OPERATIONS
Investment income (loss) - net             $  29,151,157  $   (7,332) $ 20,326  $ (1,014) $    (3,423) $  (1,991) $  477,376,319
Net realized gain (loss) on investments          342,970         317     5,775     6,481       (2,574)      (171)      37,532,710
Net change in unrealized appreciation or
depreciation of investments                 (166,014,933)   (442,877)   12,501    74,231     (264,928)    38,265   (1,354,539,501)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                   (136,520,806)   (449,892)   38,602    79,698     (270,925)    36,103     (839,630,472)
=================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                    82,453,217     915,177   112,567    91,404      363,459    192,123      531,694,503
Net transfers(2)                              94,530,584   3,237,698   704,522   653,502    1,398,021    731,728      293,254,413
Transfers for policy loans                    (5,396,932)     (6,017)   (2,589)      236       (1,353)      (886)     (48,646,415)
Policy charges                               (13,610,203)    (63,802)   (9,746)   (9,216)     (20,763)   (18,644)    (121,369,606)
Contract terminations:
     Surrender benefits                      (25,064,150)     (2,142)       --    (1,592)         (35)       (74)    (226,199,647)
     Death benefits                             (572,987)         --        --        --           --         --       (8,276,382)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                        132,339,529   4,080,914   804,754   734,334    1,739,329    904,247      420,456,866
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year              376,686,549          --        --        --           --         --    3,683,753,992
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $ 372,505,272  $3,631,022  $843,356  $814,032  $ 1,468,404  $ 940,350  $ 3,264,580,386
=================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year       152,538,827          --        --        --           --         --
Contract purchase payments                    33,862,901     915,898   101,290    79,089      434,894    189,329
Net transfers(2)                              37,583,927   3,167,715   645,178   575,087    1,572,423    719,847
Transfers for policy loans                    (2,185,599)     (5,859)   (2,381)      176       (1,561)      (855)
Policy charges                                (5,537,973)    (64,432)   (8,845)   (7,937)     (25,058)   (18,435)
Contract terminations:
     Surrender benefits                      (10,250,136)     (2,306)       --    (1,397)        (109)       (73)
     Death benefits                              (74,347)         --        --        --           --         --
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             205,937,600   4,011,016   735,242   645,018    1,980,589    889,813
================================================================================================================

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
74 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                      ---------------------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999                U          FEI(1)        Y            V            IL             X            W
OPERATIONS
Investment income (loss)-- net        $   (9,348,608) $   (1,754) $   790,572  $ 5,395,829  $  4,888,910  $ 12,560,273  $ 1,730,300
Net realized gain (loss)
on investments                             9,757,695         (56)    (100,778)    (269,348)      927,909     3,876,648           26
Net change in unrealized appreciation
or depreciation of investments           724,869,085      36,421   (1,155,624)  (5,531,675)   89,942,800   119,944,554          794
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                725,278,172      34,611     (465,830)    (405,194)   95,759,619   136,381,475    1,731,120
===================================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments               133,387,819     219,594    4,606,568   17,115,531    46,485,029    78,106,627   28,730,316
Net transfers(2)                          (1,507,552)  1,105,467    3,044,087   (4,934,698)   13,123,757     8,656,652    5,624,410
Transfers for policy loans               (10,320,087)     (1,603)      68,482     (369,444)   (2,095,542)   (6,060,644)    (214,529)
Policy charges                           (36,606,464)    (13,116)  (1,208,810)  (5,439,611)   (9,251,214)  (25,280,787)  (4,227,829)
Contract terminations:
     Surrender benefits                  (54,718,453)         --   (1,057,962)  (3,511,478)  (13,568,948)  (29,024,745)  (3,173,237)
     Death benefits                       (3,766,920)         --      (26,640)    (260,076)     (642,725)   (2,288,733)     (87,071)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                     26,468,343   1,310,342    5,425,725    2,600,224    34,050,357    24,108,370   26,652,060
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year          890,343,198          --   12,591,497   82,794,183   242,624,735   561,662,445   34,738,024
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year             $1,642,089,713  $1,344,953  $17,551,392  $84,989,213  $372,434,711  $722,152,290  $63,121,204
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at
beginning of year                        205,971,122          --    5,728,665   36,389,966   114,891,933   139,808,650   21,082,168
Contract purchase payments                28,418,504     232,022    2,132,600    7,566,628    20,399,076    18,261,509   17,114,443
Net transfers(2)                          (1,065,345)  1,168,177    1,392,491   (2,183,191)    5,576,311     2,005,592    3,296,070
Transfers for policy loans                (2,101,106)     (1,662)      31,635     (163,344)     (914,316)   (1,404,729)    (123,093)
Policy charges                            (7,772,005)    (13,884)    (561,464)  (2,406,056)   (4,064,907)   (5,909,528)  (2,516,618)
Contract terminations:
     Surrender benefits                  (10,765,231)         --     (492,290)  (1,556,112)   (5,752,569)   (6,680,324)  (1,882,111)
     Death benefits                         (785,481)         --      (12,360)    (115,187)     (285,292)     (534,256)     (54,783)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year         211,900,458   1,384,653    8,219,277   37,532,704   129,850,236   145,546,914   36,916,076
===================================================================================================================================

(1) For the period June 17, 1999 (commencement of operations) to Dec. 31, 1999.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 75

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SEGREGATED ASSET SUBACCOUNTS
                                                -----------------------------------------------------
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)         FND(1)          FGI          FVL(2)       FIF(2)
OPERATIONS
Investment income (loss)-- net                  $     4,555  $     897,652  $    (5,358) $    (3,575)
Net realized gain (loss) on investments                  (1)            --         (152)           4
Net change in unrealized appreciation or
depreciation of investments                         133,002     82,169,165      (92,108)     215,657
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           137,556     83,066,817      (97,618)     212,086
=====================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                          118,620     66,735,825      577,584      383,289
Net transfers(3)                                  2,347,944    102,414,630    2,724,001    2,065,584
Transfers for policy loans                          (21,099)    (1,732,626)      (8,531)      (6,529)
Policy charges                                      (11,753)   (10,168,519)     (40,814)     (25,161)
Contract terminations:
     Surrender benefits                                  --    (11,787,739)     (18,455)          --
     Death benefits                                      --       (387,767)          --           --
-----------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    2,433,712    145,073,804    3,233,785    2,417,183
-----------------------------------------------------------------------------------------------------
Net assets at beginning of year                          --    161,742,515           --           --
-----------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 2,571,268  $ 389,883,136  $ 3,136,167  $ 2,629,269
=====================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   --    102,425,500           --           --
Contract purchase payments                          108,601     38,132,462      641,844      373,226
Net transfers(3)                                  2,152,171     58,551,273    2,987,395    2,012,241
Transfers for policy loans                          (18,420)      (976,717)      (9,499)      (6,412)
Policy charges                                      (10,660)    (5,804,932)     (45,259)     (24,482)
Contract terminations:
     Surrender benefits                                  --     (6,544,476)     (21,818)          --
     Death benefits                                      --       (221,893)          --           --
-----------------------------------------------------------------------------------------------------
Units outstanding at end of year                  2,231,692    185,561,217    3,552,663    2,354,573
=====================================================================================================


                                                -------------------------------------     COMBINED
PERIOD ENDED DECEMBER 31, 1999 (CONTINUED)         FPH(2)        FNO         FSC(2)   VARIABLE ACCOUNT
OPERATIONS
Investment income (loss)-- net                  $  (1,708) $     333,727  $    89,530  $    17,330,345
Net realized gain (loss) on investments             2,391          5,294        3,642       14,203,274
Net change in unrealized appreciation or
depreciation of investments                        18,205    139,915,127    1,004,239    1,151,469,642
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          18,888    140,254,148    1,097,411    1,183,003,261
======================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        170,255     53,441,061      522,647      430,600,765
Net transfers(3)                                  762,044     67,841,939    2,652,310      205,920,575
Transfers for policy loans                         (1,541)    (1,595,377)      (6,585)     (22,365,655)
Policy charges                                    (10,152)    (7,804,283)     (41,150)    (100,129,663)
Contract terminations:
     Surrender benefits                                --    (11,315,549)          --     (128,176,566)
     Death benefits                                    --       (260,939)          --       (7,720,871)
------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    920,606    100,306,852    3,127,222      378,128,585
------------------------------------------------------------------------------------------------------
Net assets at beginning of year                        --    136,125,549           --    2,122,622,146
------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 939,494  $ 376,686,549  $ 4,224,633  $ 3,683,753,992
======================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                 --     92,520,119           --
Contract purchase payments                        174,672     31,989,524      389,191
Net transfers(3)                                  781,573     40,098,196    2,097,477
Transfers for policy loans                         (1,549)      (929,699)      (4,861)
Policy charges                                    (10,414)    (4,653,440)     (31,064)
Contract terminations:
     Surrender benefits                                --     (6,321,827)          --
     Death benefits                                    --       (164,046)          --
-------------------------------------------------------------------------------------
Units outstanding at end of year                  944,282    152,538,827    2,450,743
=====================================================================================

(1) For the period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.
(2) For the period May 3, 1999 (commencement of operations) to Dec. 31, 1999.
(3) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account. See accompanying notes to financial statements.

--------------------------------------------------------------------------------
76 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998                          U              Y             V             IL             X
OPERATIONS
Investment income (loss)-- net                  $ 120,534,461  $    555,192  $  4,809,314  $   8,185,695  $  39,559,165
Net realized gain (loss) on investments             1,708,312        48,490        35,271        146,223        500,878
Net change in unrealized appreciation or
depreciation of investments                       (54,778,267)      143,444    (1,588,877)    27,604,400     24,071,107
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    67,464,506       747,126     3,255,708     35,936,318     64,131,150
========================================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        131,410,140     3,068,352    16,568,072     43,374,689     77,494,858
Net transfers(1)                                   34,512,161        53,255     4,116,034     14,647,773     18,929,696
Transfers for policy loans                         (9,132,065)      (80,357)     (674,976)    (2,119,714)    (4,854,390)
Policy charges                                    (33,270,686)     (899,151)   (4,896,101)    (8,039,269)   (23,227,333)
Contract terminations:
     Surrender benefits                           (23,336,785)     (327,256)   (1,937,895)    (5,022,065)   (15,414,416)
     Death benefits                                (2,020,055)      (72,670)     (233,686)      (398,029)    (1,378,719)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     98,162,710     1,742,173    12,941,448     42,443,385     51,549,696
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   724,715,982    10,102,198    66,597,027    164,245,032    445,981,599
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 890,343,198  $ 12,591,497  $ 82,794,183  $ 242,624,735  $ 561,662,445
========================================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            181,225,095     4,935,518    30,615,038     93,664,100    125,875,176
Contract purchase payments                         33,079,510     1,443,628     7,413,809     21,932,881     20,914,302
Net transfers(1)                                    8,570,310          (294)    1,826,332      7,154,080      5,128,103
Transfers for policy loans                         (2,227,458)      (37,323)     (301,509)    (1,072,377)    (1,313,581)
Policy charges                                     (8,392,023)     (423,666)   (2,191,418)    (4,060,677)    (6,275,456)
Contract terminations:
     Surrender benefits                            (5,791,106)     (154,579)     (867,738)    (2,527,911)    (4,147,133)
     Death benefits                                  (493,206)      (34,619)     (104,548)      (198,163)      (372,761)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  205,971,122     5,728,665    36,389,966    114,891,933    139,808,650
========================================================================================================================

                                                        SEGREGATED ASSET SUBACCOUNTS
                                                ------------------------------------------     COMBINED
YEAR ENDED DECEMBER 31, 1998                          W            FGI             FNO     VARIABLE ACCOUNT
OPERATIONS
Investment income (loss)-- net                  $  1,227,709  $   1,246,929  $     190,284  $   176,308,749
Net realized gain (loss) on investments                  (88)        42,662            (12)       2,481,736
Net change in unrealized appreciation or
depreciation of investments                               50     26,122,797     21,170,328       42,744,982
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    1,227,671     27,412,388     21,360,600      221,535,467
===========================================================================================================
CONTRACT TRANSACTIONS
Contract purchase payments                        22,533,012     38,889,216     33,203,965      366,542,304
Net transfers(1)                                 (12,918,560)    51,456,625     38,403,499      149,200,483
Transfers for policy loans                           (55,561)      (594,550)      (793,889)     (18,305,502)
Policy charges                                    (3,021,126)    (5,030,171)    (4,074,024)     (82,457,861)
Contract terminations:
     Surrender benefits                           (1,277,678)    (1,558,456)    (1,507,870)     (50,382,421)
     Death benefits                                  (20,106)      (120,690)       (87,018)      (4,330,973)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     5,239,981     83,041,974     65,144,663      360,266,030
-----------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   28,270,372     51,288,153     49,620,286    1,540,820,649
-----------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 34,738,024  $ 161,742,515  $ 136,125,549  $ 2,122,622,146
===========================================================================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            17,863,880     41,101,142     41,573,554
Contract purchase payments                        13,938,851     28,706,679     26,100,519
Net transfers(1)                                  (8,013,780)    37,992,736     29,942,354
Transfers for policy loans                           (34,006)      (441,852)      (628,537
Policy charges                                    (1,868,460)    (3,704,506)    (3,213,466)
Contract terminations:
     Surrender benefits                             (791,849)    (1,141,804)    (1,184,846)
     Death benefits                                  (12,468)       (86,895)       (69,459)
------------------------------------------------------------------------------------------
Units outstanding at end of year                  21,082,168    102,425,500     92,520,119
==========================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 77

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified (non-diversified for AXP-Registered Trademark- Variable Portfolio - Global Bond Fund, Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio and Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio), open-end management investment companies and have the following investment managers.

SUBACCOUNT   INVESTS EXCLUSIVELY IN SHARES OF                                       INVESTMENT MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
U            IDS Life Series Fund - Equity Portfolio                                IDS Life Insurance Company(1)
FEI          IDS Life Series Fund - Equity Income Portfolio                         IDS Life Insurance Company(1)
Y            IDS Life Series Fund - Government Securities Portfolio                 IDS Life Insurance Company(1)
V            IDS Life Series Fund - Income Portfolio                                IDS Life Insurance Company(1)
IL           IDS Life Series Fund - International Equity Portfolio                  IDS Life Insurance Company(1)
X            IDS Life Series Fund - Managed Portfolio                               IDS Life Insurance Company(1)
W            IDS Life Series Fund - Money Market Portfolio                          IDS Life Insurance Company(1)
FBC          AXP-Registered Trademark- Variable Portfolio - Blue Chip
             Advantage Fund                                                         IDS Life Insurance Company(1)
FBD          AXP-Registered Trademark- Variable Portfolio - Bond Fund               IDS Life Insurance Company(1)
FCR          AXP-Registered Trademark- Variable Portfolio - Capital Resource Fund   IDS Life Insurance Company(1)
FCM          AXP-Registered Trademark- Variable Portfolio - Cash Management Fund    IDS Life Insurance Company(1)
FDE          AXP-Registered Trademark- Variable Portfolio - Diversified Equity
             Income Fund                                                            IDS Life Insurance Company(1)
FEM          AXP-Registered Trademark- Variable Portfolio - Emerging Markets Fund   IDS Life Insurance Company(2)
FEX          AXP-Registered Trademark- Variable Portfolio - Extra Income Fund       IDS Life Insurance Company(1)
FFI          AXP-Registered Trademark- Variable Portfolio - Federal Income Fund     IDS Life Insurance Company(1)
FGB          AXP-Registered Trademark- Variable Portfolio - Global Bond Fund        IDS Life Insurance Company(1)
FGR          AXP-Registered Trademark- Variable Portfolio - Growth Fund             IDS Life Insurance Company(1)
FIE          AXP-Registered Trademark- Variable Portfolio - International Fund      IDS Life Insurance Company(2)
FMF          AXP-Registered Trademark- Variable Portfolio - Managed Fund            IDS Life Insurance Company(1)
FND          AXP-Registered Trademark- Variable Portfolio - New Dimensions
             Fund-Registered Trademark-                                             IDS Life Insurance Company(1)
FIV          AXP-Registered Trademark- Variable Portfolio - S&P 500 Index Fund      IDS Life Insurance Company(1)
FSM          AXP-Registered Trademark- Variable Portfolio - Small Cap
             Advantage Fund                                                         IDS Life Insurance Company(3)
FSA          AXP-Registered Trademark- Variable Portfolio - Strategy
             Aggressive Fund                                                        IDS Life Insurance Company(1)
FCA          AIM V.I. Capital Appreciation Fund                                     A I M Advisors, Inc.
FCD          AIM V.I. Capital Development Fund                                      A I M Advisors, Inc.
FGI          AIM V.I. Growth and Income Fund                                        A I M Advisors, Inc.
FIR          American Century VP International                                      American Century Investment Management, Inc.
FVL          American Century VP Value                                              American Century Investment Management, Inc.
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                Calvert Asset Management Company, Inc.(4)
FEG          Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
             (previously Warburg Pincus Trust - Emerging Growth Portfolio)          Credit Suisse Asset Management, LLC
FSC          Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio
             (previously Warburg Pincus Trust - Small Company Growth Portfolio)     Credit Suisse Asset Management, LLC
FGC          Fidelity VIP III Growth & Income Portfolio (Service Class)             Fidelity Management & Research Company (FMR)(5)
FMP          Fidelity VIP III Mid Cap Portfolio (Service Class)                     Fidelity Management & Research Company (FMR)(5)
FOS          Fidelity VIP Overseas Portfolio (Service Class)                        Fidelity Management & Research Company (FMR)(6)
FRE          FTVIPT Franklin Real Estate Fund - Class 2                             Franklin Advisers, Inc.
FSV          FTVIPT Franklin Value Securities Fund - Class 2                        Franklin Advisory Services, LLC
FIF          FTVIPT Templeton International Securities Fund - Class 2               Templeton Investment Counsel, LLC
FIS          FTVIPT Templeton International Small Companies Fund - Class 2          Templeton Investment Counsel, LLC
FSE          Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                       Goldman Sachs Asset Management
FUE          Goldman Sachs VIT CORE-SM- U.S. Equity Fund                            Goldman Sachs Asset Management
FMC          Goldman Sachs VIT Mid Cap Value Fund                                   Goldman Sachs Asset Management
FAG          Janus Aspen Series Aggressive Growth Portfolio: Service Shares         Janus Capital
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares         Janus Capital
FIG          Janus Aspen Series International Growth Portfolio: Service Shares      Janus Capital
FIP          Lazard Retirement International Equity Portfolio                       Lazard Asset Management
FGW          MFS-Registered Trademark- Investors Growth Stock Series -
             Service Class (previously MFS-Registered Trademark- Growth Series)     MFS Investment Management-Registered Trademark-
FDS          MFS-Registered Trademark- New Discovery Series - Service Class         MFS Investment Management-Registered Trademark-
FPH          Putnam VT High Yield Fund - Class IB Shares                            Putnam Investment Management, LLC
FIN          Putnam VT International New Opportunities Fund - Class IB Shares       Putnam Investment Management, LLC
FNO          Putnam VT New Opportunities Fund - Class IA Shares                     Putnam Investment Management, LLC

--------------------------------------------------------------------------------
78 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

SUBACCOUNT   INVESTS EXCLUSIVELY IN SHARES OF                                       INVESTMENT MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
FVS          Putnam VT Vista Fund - Class IB Shares                                 Putnam Investment Management, LLC
FMI          Royce Micro-Cap Portfolio                                              Royce & Associates, Inc.
FVA          Third Avenue Value Portfolio                                           EQSF Advisers, Inc.
FIC          Wanger International Small Cap                                         Liberty Wanger Asset Management, L.P.
FSP          Wanger U.S. Small Cap                                                  Liberty Wanger Asset Management, L.P.

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) AEFC is the investment adviser. American Express Asset Management International, Inc. is the sub-investment adviser.
(3) AEFC is the investment adviser. Kenwood Capital Management LLC is the sub-investment adviser.
(4) NCM Capital Management Group, Inc. is the investment subadviser.
(5) FMR U.K. and FMR Far East are the sub-investment advisers.
(6) FMR U.K., FMR Far East, Fidelity International Investment Advisors (FIIA) and FIIA U.K. are the sub-investment advisers.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the Flexible Premium Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $20 per month. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $20 per month in the first 10 policy years and $7.50 per month thereafter.

4. ADMINISTRATIVE CHARGE

The monthly charge varies depending on the youngest insured's insurance age. For insurance ages 15-39, the rate is $.04 per $1,000 of the policy's initial specified amount, for insurance ages 40-59, the rate is $.05 and for insurance ages 60 and over, the rate is $.06. This charge reimburses IDS Life for expenses of issuing the policy and partially compensates IDS Life for expenses of distributing and administration of the policy. We reserve the right to change the charge in the future, but guarantee that it will never exceed $.07 per $1,000 of the policy's initial specified amount for the first ten years and $.02 per $1,000 of the policy's initial specified amount thereafter.

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 79

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

5. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

6. PREMIUM EXPENSE CHARGE

IDS Life deducts a premium expense charge of 5% from each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

7. SURRENDER CHARGE

There are surrender charges for surrenders and lapses during the first 15 policy years. This charge is level for the first 5 years and then decreases monthly until it is zero at the end of 15 years. The surrender charge reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially compensates IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $18,285,051 in 2000, $19,812,217 in 1999 and $17,936,810 in 1998.
Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.


--------------------------------------------------------------------------------
80 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

8. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2000 were as follows:

SUBACCOUNT   INVESTMENT                                                                                         SHARES        NAV
-----------------------------------------------------------------------------------------------------------------------------------
U            IDS Life Series Fund - Equity Portfolio                                                        42,578,305       $29.26
FEI          IDS Life Series Fund - Equity Income Portfolio                                                    363,064         9.70
Y            IDS Life Series Fund - Government Securities Portfolio                                          1,324,559        10.20
V            IDS Life Series Fund - Income Portfolio                                                         9,111,739         9.38
IL           IDS Life Series Fund - International Equity Portfolio                                          20,956,631        15.28
X            IDS Life Series Fund - Managed Portfolio                                                       32,415,436        18.78
W            IDS Life Series Fund - Money Market Portfolio                                                  56,626,750         1.00
FBC          AXP-Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund                            83,116         9.88
FBD          AXP-Registered Trademark- Variable Portfolio - Bond Fund                                           57,903        10.37
FCR          AXP-Registered Trademark- Variable Portfolio - Capital Resource Fund                                3,625        26.57
FCM          AXP-Registered Trademark- Variable Portfolio - Cash Management Fund                             4,104,553         1.00
FDE          AXP-Registered Trademark- Variable Portfolio - Diversified Equity Income Fund                      26,678        10.01
FEM          AXP-Registered Trademark- Variable Portfolio - Emerging Markets Fund                               14,528         7.51
FEX          AXP-Registered Trademark- Variable Portfolio - Extra Income Fund                                  104,570         6.99
FFI          AXP-Registered Trademark- Variable Portfolio - Federal Income Fund                                 12,447        10.17
FGB          AXP-Registered Trademark- Variable Portfolio - Global Bond Fund                                    21,962         9.74
FGR          AXP-Registered Trademark- Variable Portfolio - Growth Fund                                        473,913         9.43
FIE          AXP-Registered Trademark- Variable Portfolio - International Fund                                  40,937        11.50
FMF          AXP-Registered Trademark- Variable Portfolio - Managed Fund                                        31,678        17.68
FND          AXP-Registered Trademark- Variable Portfolio - New Dimensions Fund-Registered Trademark-        1,737,816        19.21
FIV          AXP-Registered Trademark- Variable Portfolio - S&P 500 Index Fund                                 104,141         9.00
FSM          AXP-Registered Trademark- Variable Portfolio - Small Cap Advantage Fund                            42,781        11.20
FSA          AXP-Registered Trademark- Variable Portfolio - Strategy Aggressive Fund                           193,052        12.46
FCA          AIM V.I. Capital Appreciation Fund                                                                 50,520        30.84
FCD          AIM V.I. Capital Development Fund                                                                  79,006        12.99
FGI          AIM V.I. Growth and Income Fund                                                                16,401,395        26.19
FIR          American Century VP International                                                                 104,947        10.23
FVL          American Century VP Value                                                                       1,569,419         6.67
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                                            55,457         2.00
FEG          Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
             (previously Warburg Pincus Trust - Emerging Growth Portfolio)                                      52,897        12.86
FSC          Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio
             (previously Warburg Pincus Trust - Small Company Growth Portfolio)                                948,659        16.68
FGC          Fidelity VIP III Growth & Income Portfolio (Service Class)                                         84,939        15.19
FMP          Fidelity VIP III Mid Cap Portfolio (Service Class)                                                176,364        20.22
FOS          Fidelity VIP Overseas Portfolio (Service Class)                                                    53,092        19.94
FRE          FTVIPT Franklin Real Estate Fund - Class 2                                                         15,572        17.36
FSV          FTVIPT Franklin Value Securities Fund - Class 2                                                     9,395         9.82
FIF          FTVIPT Templeton International Securities Fund - Class 2                                          466,605        18.67
FIS          FTVIPT Templeton International Small Companies Fund - Class 2                                       6,390        10.74
FSE          Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                                                   33,470        10.40
FUE          Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                                        88,613        12.48
FMC          Goldman Sachs VIT Mid Cap Value Fund                                                               36,800        10.67
FAG          Janus Aspen Series Aggressive Growth Portfolio: Service Shares                                    124,070        35.97
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares                                    591,893         6.55
FIG          Janus Aspen Series International Growth Portfolio: Service Shares                                 156,094        30.64
FIP          Lazard Retirement International Equity Portfolio                                                   22,953        12.01
FGW          MFS-Registered Trademark- Investors Growth Stock Series - Service Class
             (previously MFS-Registered Trademark- Growth Series)                                              154,732        12.98
FDS          MFS-Registered Trademark- New Discovery Series - Service Class                                    146,708        16.59
FPH          Putnam VT High Yield Fund - Class IB Shares                                                       281,284         8.97
FIN          Putnam VT International New Opportunities Fund - Class IB Shares                                  235,320        13.67
FNO          Putnam VT New Opportunities Fund - Class IA Shares                                             12,462,538        29.89
FVS          Putnam VT Vista Fund - Class IB Shares                                                            185,256        19.60
FMI          Royce Micro-Cap Portfolio                                                                         119,625         7.05
FVA          Third Avenue Value Portfolio                                                                       53,520        15.21
FIC          Wanger International Small Cap                                                                     51,541        28.49
FSP          Wanger U.S. Small Cap                                                                              47,041        19.99
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 81

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

9. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                                     YEAR ENDED DEC. 31,
SUBACCOUNT   INVESTMENT                                                                       2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

Subaccount   Investment

U            IDS Life Series Fund - Equity Portfolio                                     $  412,053,074  $ 57,885,806  $226,733,888
FEI(1)       IDS Life Series Fund - Equity Income Portfolio                                   2,457,755     1,261,908            --
Y            IDS Life Series Fund - Government Securities Portfolio                           2,334,965     9,358,277     5,166,525
V            IDS Life Series Fund - Income Portfolio                                         12,281,436    13,627,497    20,320,237
IL           IDS Life Series Fund - International Equity Portfolio                          109,063,529    43,509,708    52,222,291
X            IDS Life Series Fund - Managed Portfolio                                        66,044,872    55,621,786    94,424,448
W            IDS Life Series Fund - Money Market Portfolio                                   27,570,665    36,889,934    19,356,076
FBC(2)       AXP-Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund          1,047,068            --            --
FBD(2)       AXP-Registered Trademark- Variable Portfolio - Bond Fund                           615,727            --            --
FCR(2)       AXP-Registered Trademark- Variable Portfolio - Capital Resource Fund               150,789            --            --
FCM(2)       AXP-Registered Trademark- Variable Portfolio - Cash Management Fund              5,396,307            --            --
FDE(2)       AXP-Registered Trademark- Variable Portfolio - Diversified Equity
             Income Fund                                                                        560,902            --            --
FEM(2)       AXP-Registered Trademark- Variable Portfolio - Emerging Markets Fund               133,869            --            --
FEX(2)       AXP-Registered Trademark- Variable Portfolio - Extra Income Fund                   844,797            --            --
FFI(2)       AXP-Registered Trademark- Variable Portfolio - Federal Income Fund                 147,325            --            --
FGB(2)       AXP-Registered Trademark- Variable Portfolio - Global Bond Fund                    289,799            --            --
FGR(2)       AXP-Registered Trademark- Variable Portfolio - Growth Fund                       5,426,694            --            --
FIE(2)       AXP-Registered Trademark- Variable Portfolio - International Fund                  612,352            --            --
FMF(2)       AXP-Registered Trademark- Variable Portfolio - Managed Fund                        612,039            --            --
FND(3)       AXP-Registered Trademark- Variable Portfolio - New Dimensions
             Fund-Registered Trademark-                                                      37,157,180     2,340,938            --
FIV(2)       AXP-Registered Trademark- Variable Portfolio - S&P 500 Index Fund                1,016,173            --            --
FSM(2)       AXP-Registered Trademark- Variable Portfolio - Small Cap Advantage Fund            507,405            --            --
FSA(2)       AXP-Registered Trademark- Variable Portfolio - Strategy Aggressive Fund          3,562,181            --            --
FCA(2)       AIM V.I. Capital Appreciation Fund                                               1,875,678            --            --
FCD(2)       AIM V.I. Capital Development Fund                                                1,048,396            --            --
FGI          AIM V.I. Growth and Income Fund                                                127,781,853   145,851,660    84,722,297
FIR(2)       American Century VP International                                                1,120,687            --            --
FVL(4)       American Century VP Value                                                        6,161,787     3,233,511            --
FSB(2)       Calvert Variable Series, Inc. Social Balanced Portfolio                            126,884            --            --
FEG(2)       Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio
             (previously Warburg Pincus Trust - Emerging Growth Portfolio)                      862,884            --            --
FSC(4)       Credit Suisse Warburg Pincus Trust - Small Company Growth Portfolio
             (previously Warburg Pincus Trust - Small Company Growth Portfolio)              18,814,545     3,237,284            --
FGC(2)       Fidelity VIP III Growth & Income Portfolio (Service Class)                       1,336,257            --            --
FMP(2)       Fidelity VIP III Mid Cap Portfolio (Service Class)                               3,477,941            --            --
FOS(2)       Fidelity VIP Overseas Portfolio (Service Class)                                  1,168,820            --            --
FRE(2)       FTVIPT Franklin Real Estate Fund - Class 2                                         270,292            --            --
FSV(2)       FTVIPT Franklin Value Securities Fund - Class 2                                     94,023            --            --
FIF(4)       FTVIPT Templeton International Securities Fund - Class 2                         7,212,830     2,415,956            --
FIS(2)       FTVIPT Templeton International Small Companies Fund - Class 2                       77,528            --            --
FSE(2)       Goldman Sachs VIT CORE-SM- Small Cap Equity Fund                                   363,804            --            --
FUE(2)       Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                      1,213,916            --            --
FMC(2)       Goldman Sachs VIT Mid Cap Value Fund                                               374,002            --            --
FAG(2)       Janus Aspen Series Aggressive Growth Portfolio: Service Shares                   6,006,473            --            --
FGT(2)       Janus Aspen Series Global Technology Portfolio: Service Shares                   5,354,200            --            --
FIG(2)       Janus Aspen International Growth Portfolio: Service Shares                       5,491,041            --            --
FIP(2)       Lazard Retirement International Equity Portfolio                                   286,200            --            --
FGW(2)       MFS-Registered Trademark- Investors Growth Stock Series - Service Class
             (previously MFS-Registered Trademark- Growth Series)                             2,165,846            --            --
FDS(2)       MFS-Registered Trademark- New Discovery Series - Service Class                   2,539,177            --            --
FPH(4)       Putnam VT High Yield Fund - Class IB Shares                                      2,475,071     1,090,143            --
FIN(2)       Putnam VT International New Opportunities Fund - Class IB Shares                 3,987,451            --            --
FNO          Putnam VT New Opportunities Fund - Class IA Shares                             162,664,643   100,554,450    65,398,582
FVS(2)       Putnam VT Vista Fund - Class IB Shares                                           4,088,066            --            --
FMI(2)       Royce Micro-Cap Portfolio                                                          955,118            --            --
FVA(2)       Third Avenue Value Portfolio                                                       880,289            --            --
FIC(2)       Wanger International Small Cap                                                   1,772,109            --            --
FSP(2)       Wanger U.S. Small Cap                                                              914,061            --            --
-----------------------------------------------------------------------------------------------------------------------------------
             Combined Variable Account                                                   $1,062,848,775  $476,878,858  $568,344,344
-----------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on June 17, 1999.
(2) Operations commenced on May 15, 2000.
(3) Operations commenced on Nov. 1, 1999.
(4) Operations commenced on May 3, 1999.

--------------------------------------------------------------------------------
82 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                             2000     1999     1998     1997     1996     1995     1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT U (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY PORTFOLIO)
Accumulation unit value at beginning of period   $7.75    $4.32    $4.00    $3.33    $2.80    $2.04    $2.01   $1.79   $1.71   $1.04
Accumulation unit value at end of period         $5.79    $7.75    $4.32    $4.00    $3.33    $2.80    $2.04   $2.01   $1.79   $1.71
Number of accumulation units outstanding
at end of period (000 omitted)                 215,262  211,900  205,971  181,225  153,373  112,398   86,672  54,422  35,765  20,713
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEI(1) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY INCOME PORTFOLIO)
Accumulation unit value at beginning of period   $0.97    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.97    $0.97       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   3,643    1,385       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT Y (INVESTING IN SHARES OF IDS LIFE SERIES FUND - GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit value at beginning of period   $2.14    $2.20    $2.05    $1.89    $1.89    $1.62    $1.71   $1.54   $1.46   $1.26
Accumulation unit value at end of period         $2.37    $2.14    $2.20    $2.05    $1.89    $1.89    $1.62   $1.71   $1.54   $1.46
Number of accumulation units outstanding
at end of period (000 omitted)                   5,713    8,219    5,729    4,936    4,856    3,992    3,949   3,444   2,556   1,504
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT V (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INCOME PORTFOLIO)
Accumulation unit value at beginning of period   $2.26    $2.28    $2.18    $2.03    $1.98    $1.65    $1.74   $1.53   $1.41   $1.23
Accumulation unit value at end of period         $2.39    $2.26    $2.28    $2.18    $2.03    $1.98    $1.65   $1.74   $1.53   $1.41
Number of accumulation units outstanding
at end of period (000 omitted)                  35,690   37,533   36,390   30,615   26,775   21,094   16,248  13,255   8,848   6,088
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT IL(2) (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period   $2.87    $2.11    $1.75    $1.67    $1.36    $0.99    $1.00      --      --      --
Accumulation unit value at end of period         $2.16    $2.87    $2.11    $1.75    $1.67    $1.36    $0.99      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                 148,301  129,850  114,892   93,664   59,453   18,303    2,582      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT X (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MANAGED PORTFOLIO)
Accumulation unit value at beginning of period   $4.96    $4.02    $3.54    $3.03    $2.67    $2.27    $2.27   $1.91   $1.75   $1.34
Accumulation unit value at end of period         $4.23    $4.96    $4.02    $3.54    $3.03    $2.67    $2.27   $2.27   $1.91   $1.75
Number of accumulation units outstanding
at end of period (000 omitted)                 143,707  145,547  139,809  125,875  109,309   89,226   70,903  45,870  30,475  21,753
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT W (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of period   $1.71    $1.65    $1.58    $1.52    $1.46    $1.40    $1.36   $1.34   $1.31   $1.25
Accumulation unit value at end of period         $1.80    $1.71    $1.65    $1.58    $1.52    $1.46    $1.40   $1.36   $1.34   $1.31
Number of accumulation units outstanding
at end of period (000 omitted)                  31,842   36,916   21,082   17,864   11,458    7,292    4,148   2,911   2,981   2,876
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FBC(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BLUE CHIP ADVANTAGE FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.89       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     933       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FBD(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.07       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     568       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 83

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                             2000     1999     1998     1997     1996     1995     1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCR(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.85       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     115       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCM(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.03       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   3,974       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FDE(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLFIO -
DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.99       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     273       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEM(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - EMERGING MARKETS FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.78       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     141       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEX(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.93       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     804       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FFI(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - FEDERAL INCOME FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.07       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     119       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGB(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - GLOBAL BOND FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.07       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     200       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGR(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.77       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   5,835       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIE(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.86       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     554       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMF(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.96       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     591       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
84 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                             2000     1999     1998     1997     1996     1995     1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FND(4) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO -
NEW DIMENSIONS FUND-REGISTERED TRADEMRK-)
Accumulation unit value at beginning of period   $1.15    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.04    $1.15       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                  32,255    2,232       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIV(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - S&P 500 INDEX FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.91       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,052       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSM(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.00       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     490       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSA(3) (INVESTING IN SHARES OF AXP-REGISTERED TRADEMARK- VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.87       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   2,824       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCA(3) (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.88       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,776       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FCD(3) (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.00       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,024       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGI(5) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit value at beginning of period   $2.10    $1.58    $1.25    $1.00    $1.00       --       --      --      --      --
Accumulation unit value at end of period         $1.78    $2.10    $1.58    $1.25    $1.00       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                 241,425  185,561  102,426   41,101    1,289       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIR(3) (INVESTING IN SHARES OF AMERICAN CENTURY VP INTERNATIONAL)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.91       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,184       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FVL(6) (INVESTING IN SHARES OF AMERICAN CENTURY VP VALUE)
Accumulation unit value at beginning of period   $0.88    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.03    $0.88       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                  10,127    3,553       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSB(3) (INVESTING IN SHARES OF CALVERT VARIABLE SERIES, INC. SOCIAL BALANCED PORTFOLIO)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.97       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     114       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 85

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                             2000     1999     1998     1997     1996     1995     1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FEG(3) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.98       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     695       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSC(6) (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST - SMALL COMPANY GROWTH PORTFOLIO)
Accumulation unit value at beginning of period   $1.72    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.40    $1.72       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                  11,311    2,451       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGC(3) (INVESTING IN SHARES OF FIDELITY VIP III GROWTH & INCOME PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.99       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,302       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMP(3) (INVESTING IN SHARES OF FIDELITY VIP III MID CAP PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.18       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   3,029       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FOS(3) (INVESTING IN SHARES OF FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.88       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,200       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FRE(3) (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND - CLASS 2)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.16       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     233       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSV(3) (INVESTING IN SHARES OF FTVIPT FRANKLIN VALUE SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.14       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      81       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIF(6) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL
SECURITIES FUND - CLASS 2)
Accumulation unit value at beginning of period   $1.12    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.08    $1.12       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   8,063    2,355       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIS(3) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND - CLASS 2)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.98       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                      70       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSE(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.02       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     343       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
86 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                             2000     1999     1998     1997     1996     1995     1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FUE(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.91       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,220       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMC(3) (INVESTING IN SHARES OF GOLDMAN SACHS VIT MID CAP VALUE FUND)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $1.20       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     328       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FAG(3) (INVESTING IN SHARES OF JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.75       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   5,938       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGT(3) (INVESTING IN SHARES OF JANUS ASPEN SERIES GLOBAL TECHNOLOGY PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.72       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   5,390       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIG(3) (INVESTING IN SHARES OF JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: SERVICE SHARES)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.84       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   5,722       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIP(3) (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.96       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     287       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FGW(3) (INVESTING IN SHARES OF MFS-REGISTERED TRADEMARK- INVESTORS GROWTH STOCK SERIES - SERVICE CLASS)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.92       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   2,175       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FDS(3) (INVESTING IN SHARES OF MFS-REGISTERED TRADEMARK- NEW DISCOVERY SERIES - SERVICE CLASS)
(PREVIOUSLY MFS-REGISTERED TRADEMARK- GROWTH SERIES)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.97       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   2,518       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FPH(6) (INVESTING IN SHARES OF PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period   $0.99    $1.00       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.90    $0.99       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   2,797      944       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIN(3) (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period   $1.00       --       --       --       --       --       --      --      --      --
Accumulation unit value at end of period         $0.72       --       --       --       --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   4,468       --       --       --       --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     PROSPECTUS-- MAY 1, 2001 87

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT - FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                             2000     1999     1998     1997     1996     1995     1994    1993    1992    1991
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FNO(5) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES)
Accumulation unit value at beginning of period   $2.47    $1.47    $1.19    $0.98    $1.00       --       --      --      --      --
Accumulation unit value at end of period         $1.81    $2.47    $1.47    $1.19    $0.98       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                 205,938  152,539   92,520   41,574    2,406       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FVS(3) (INVESTING IN SHARES OF PUTNAM VT VISTA FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period   $1.00       --       --      --        --       --       --      --      --      --
Accumulation unit value at end of period         $0.91       --       --      --        --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   4,011       --       --      --        --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FMI(3) (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO)
Accumulation unit value at beginning of period   $1.00       --       --      --        --       --       --      --      --      --
Accumulation unit value at end of period         $1.15       --       --      --        --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     735       --       --      --        --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FVA(3) (INVESTING IN SHARES OF THIRD AVENUE VALUE PORTFOLIO)
Accumulation unit value at beginning of period   $1.00       --       --      --        --       --       --      --      --      --
Accumulation unit value at end of period         $1.26       --       --      --        --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     645       --       --      --        --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FIC(3) (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP)
Accumulation unit value at beginning of period   $1.00       --       --      --        --       --       --      --      --      --
Accumulation unit value at end of period         $0.74       --       --      --        --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                   1,981       --       --      --        --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT FSP(3) (INVESTING IN SHARES OF WANGER U.S. SMALL CAP)
Accumulation unit value at beginning of period   $1.00       --       --      --        --       --       --      --      --      --
Accumulation unit value at end of period         $1.06       --       --      --        --       --       --      --      --      --
Number of accumulation units outstanding
at end of period (000 omitted)                     890       --       --      --        --       --       --      --      --      --
------------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on June 17, 1999.
(2) Operations commenced on Oct. 28, 1994.
(3) Operations commenced on May 15, 2000.
(4) Operations commenced on Nov. 1, 1999.
(5) Operations commenced on Nov. 22, 1996.
(6) Operations commenced on May 3, 1999.

--------------------------------------------------------------------------------
88 AMERICAN EXPRESS SUCCESSION SELECT VARIABLE LIFE INSURANCE

IDS Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have  audited  the  accompanying  consolidated  balance  sheets  of IDS  Life
Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2000 and 1999, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/s/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated balance sheets

December 31, ($ thousands)                                                          2000                  1999

Assets
Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $6,471,798; 1999, $7,105,743)                      $ 6,463,613           $ 7,156,292
         Available for sale, at fair value
            (amortized cost: 2000, $12,929,870; 1999, $13,703,137)                 12,399,990            13,049,549
                                                                                   ----------            ----------
                                                                                   18,863,603            20,205,841
     Mortgage loans on real estate                                                  3,738,091             3,606,377
     Policy loans                                                                     618,973               561,834
     Other investments                                                                635,880               506,797
                                                                                      -------               -------
            Total investments                                                      23,856,547            24,880,849
Cash and cash equivalents                                                             316,974                32,333
Amounts recoverable from reinsurers                                                   416,480               327,168
Amounts due from brokers                                                               15,302                   145
Other accounts receivable                                                              42,324                48,578
Accrued investment income                                                             334,928               343,449
Deferred policy acquisition costs                                                   2,951,655             2,665,175
Deferred income taxes, net                                                            136,588               216,020
Other assets                                                                           25,919                33,089
Separate account assets                                                            32,349,347            35,894,732
                                                                                   ----------            ----------
            Total assets                                                          $60,446,064           $64,441,538
                                                                                  ===========           ===========

Liabilities and stockholder's equity Liabilities:
     Future policy benefits:
         Fixed annuities                                                          $19,417,446           $20,552,159
         Universal life-type insurance                                              3,410,871             3,391,203
         Traditional life insurance                                                   232,913               226,842
         Disability income and long-term care insurance                             1,012,247               811,941
     Policy claims and other policyholders' funds                                      52,067                24,600
     Amounts due to brokers                                                           446,347               148,112
     Other liabilities                                                                459,422               579,678
Separate account liabilities                                                       32,349,347            35,894,732
                                                                                   ----------            ----------
            Total liabilities                                                      57,380,660            61,629,267
                                                                                   ----------            ----------
Commitments and contingencies
Stockholder's equity:
     Capital stock, $30 par value per share;
         100,000 shares authorized,
         issued and outstanding                                                         3,000                 3,000
     Additional paid-in capital                                                       288,327               288,327
     Accumulated other comprehensive loss, net of tax:
         Net unrealized securities losses                                            (333,734)             (411,230)
     Retained earnings                                                              3,107,811             2,932,174
                                                                                    ---------             ---------
         Total stockholder's equity                                                 3,065,404             2,812,271
                                                                                    ---------             ---------
            Total liabilities and stockholder's equity                            $60,446,064           $64,441,538
                                                                                  ===========           ===========

See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of income

Three years ended December 31, ($ thousands)                          2000                1999                1998

Revenues
Premiums:
     Traditional life insurance                                   $   56,187          $   53,790          $   53,132
     Disability income and long-term care insurance                  231,311             201,637             176,298
                                                                     -------             -------             -------
            Total premiums                                           287,498             255,427             229,430
     Policyholder and contractholder charges                         438,127             411,994             383,965
     Management and other fees                                       598,168             473,108             401,057
     Net investment income                                         1,730,605           1,919,573           1,986,485
     Net realized (loss) gain on investments                         (16,975)             26,608               6,902
                                                                     -------              ------               -----
            Total revenues                                         3,037,423           3,086,710           3,007,839
                                                                   ---------           ---------           ---------
Benefits and expenses
Death and other benefits:
     Traditional life insurance                                       29,042              29,819              29,835
     Universal life-type insurance and investment contracts          131,467             118,561             108,349
     Disability income and long-term care insurance                   40,246              30,622              27,414
Increase in liabilities for future policy benefits:
     Traditional life insurance                                        5,765               7,311               6,052
     Disability income and long-term care insurance                  113,239              87,620              73,305
Interest credited on universal life-type insurance
     and investment contracts                                      1,169,641           1,240,575           1,317,124
         Amortization of deferred policy acquisition costs           403,968             332,705             382,642
         Other insurance and operating expenses                      336,791             335,180             287,326
                                                                     -------             -------             -------
            Total benefits and expenses                            2,230,159           2,182,393           2,232,047
                                                                   ---------           ---------           ---------
Income before income taxes                                           807,264             904,317             775,792
Income taxes                                                         221,627             267,864             235,681
                                                                     -------             -------             -------
Net income                                                        $  585,637          $  636,453          $  540,111
                                                                  ==========          ==========          ==========
See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of stockholder's equity

                                                                                               Accumulated
                                                                                                  other
                                                    Total                      Additional      comprehensive
                                                stockholder's     Capital        paid-In      (loss) income,    Retained
Three years ended December 31, ($ thousands)       equity          stock         capital        net of tax      earnings

Balance, January 1, 1998                         $2,865,816       $3,000         $290,847      $ 226,359      $2,345,610
Comprehensive income:
     Net income                                     540,111           --               --             --         540,111
     Unrealized holding losses arising
         during the year, net of
         deferred policy acquisition costs
         of $6,333 and taxes of $32,826             (60,964)          --               --        (60,964)             --
     Reclassification adjustment
         for losses included in net income,
         net of tax of ($2,254)                       4,189           --               --          4,189              --
                                                      -----        -----            -----          -----           -----
     Other comprehensive loss                       (56,775)          --               --        (56,775)             --
                                                    -------        -----            -----        -------           -----
Comprehensive income                                483,336           --               --             --              --
Other changes                                        (2,520)          --           (2,520)            --              --
Cash dividends to parent                           (240,000)          --               --             --        (240,000)
                                                   --------        -----            -----          -----        --------

Balance, December 31, 1998                        3,106,632        3,000          288,327        169,584       2,645,721
Comprehensive income:
     Net income                                     636,453           --               --             --         636,453
     Unrealized holding losses arising
         during the year, net of
         deferred policy acquisition costs
         of $28,444 and taxes of $304,936          (566,311)          --               --       (566,311)             --
     Reclassification adjustment
         for gains included in net income,
         net of tax of $7,810                       (14,503)          --               --        (14,503)             --
                                                    -------        -----            -----        -------           -----
     Other comprehensive loss                      (580,814)          --               --       (580,814)             --
                                                   --------        -----            -----       --------           -----
Comprehensive income                                 55,639           --               --             --              --
Cash dividends to parent                           (350,000)          --               --             --        (350,000)
                                                   --------        -----            -----          -----        --------

Balance, December 31, 1999                        2,812,271        3,000          288,327       (411,230)      2,932,174
Comprehensive income:
     Net income                                     585,637           --               --             --         585,637
     Unrealized holding gains arising
         during the year, net of
         deferred policy acquisition costs
         of ($5,154) and taxes of ($46,921)          87,138           --               --         87,138              --
     Reclassification adjustment
         for gains included in net income,
         net of tax of $5,192                        (9,642)          --               --         (9,642)             --
                                                     ------        -----            -----         ------           -----
     Other comprehensive income                      77,496           --               --         77,496              --
                                                     ------        -----            -----         ------           -----
Comprehensive income                                663,133           --               --             --              --
Cash dividends to parent                           (410,000)          --               --             --        (410,000)
                                                   --------        -----            -----          -----        --------
Balance, December 31, 2000                       $3,065,404       $3,000         $288,327      $(333,734)     $3,107,811
                  === ====                       ==========       ======         ========      =========      ==========

See accompanying notes.


IDS Life Insurance Company
-------------------------------------------------------------------------------


IDS Life Insurance Company

Consolidated statements of cash flows

Years ended December 31, ($ thousands)                                      2000               1999                 1998

Cash flows from operating activities
Net income                                                            $   585,637         $   636,453           $   540,111
Adjustments to reconcile net income to
     net cash provided by operating activities:
         Policy loans, excluding universal life-type insurance:
            Issuance                                                      (61,313)            (56,153)              (53,883)
            Repayment                                                      56,088              54,105                57,902
         Change in amounts recoverable from reinsurers                    (89,312)            (64,908)              (56,544)
         Change in other accounts receivable                                6,254                (615)              (10,068)
         Change in accrued investment income                                8,521              23,125                (9,184)
         Change in deferred policy acquisition costs, net                (291,634)           (140,379)              (10,443)
         Change in liabilities for future policy benefits
            for traditional life, disability income and
            long-term care insurance                                      206,377             153,157               138,826
         Change in policy claims and other policyholders' funds            27,467             (45,709)                1,964
         Deferred income tax provision (benefit)                           37,704              79,796               (19,122)
         Change in other liabilities                                     (120,256)            169,395                64,902
         Amortization of premium, (accretion of discount), net             37,909             (17,907)                9,170
         Net realized loss (gain) on investments                           16,975             (26,608)               (6,902)
         Policyholder and contractholder charges, non-cash               (151,745)           (175,059)             (172,396)
         Other, net                                                        (9,279)             (5,324)               10,786
                                                                           ------              ------                ------
            Net cash provided by operating activities                     259,393             583,369               485,119
                                                                          -------             -------               -------

Cash flows from investing activities Fixed maturities held to maturity:
     Purchases                                                             (4,487)             (3,030)               (1,020)
     Maturities, sinking fund payments and calls                          589,742             741,949             1,162,731
     Sales                                                                 50,067              66,547               236,963
Fixed maturities available for sale:
     Purchases                                                         (1,454,010)         (3,433,128)           (4,100,238)
     Maturities, sinking fund payments and calls                        1,019,403           1,442,507             2,967,311
     Sales                                                              1,237,116           1,691,389               278,955
Other investments, excluding policy loans:
     Purchases                                                           (706,082)           (657,383)             (555,647)
     Sales                                                                435,633             406,684               579,038
Change in amounts due from brokers                                        (15,157)                182                 8,073
Change in amounts due to brokers                                          298,236             (47,294)             (186,052)
                                                                          -------             -------              --------
            Net cash provided by investing activities                   1,450,461             208,423               390,114
                                                                        ---------             -------               -------

Cash flows from financing activities
Activity related to universal life-type insurance
     and investment contracts:
         Considerations received                                        1,842,026           2,031,630             1,873,624
         Surrenders and other benefits                                 (3,974,966)         (3,669,759)           (3,792,612)
         Interest credited to account balances                          1,169,641           1,240,575             1,317,124
Universal life-type insurance policy loans:
         Issuance                                                        (134,107)           (102,239)              (97,602)
         Repayment                                                         82,193              67,881                67,000
Dividends paid                                                           (410,000)           (350,000)             (240,000)
                                                                         --------            --------              --------
            Net cash used in financing activities                      (1,425,213)           (781,912)             (872,466)
                                                                       ----------            --------              --------
Net increase in cash and cash equivalents                                 284,641               9,880                 2,767
Cash and cash equivalents at beginning of year                             32,333              22,453                19,686
                                                                           ------              ------                ------
Cash and cash equivalents at end of year                              $   316,974         $    32,333           $    22,453
                                                                      ===========         ===========           ===========
See accompanying notes


IDS Life Insurance Company
-------------------------------------------------------------------------------

Notes to Consolidated Financial Statements

($ thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs effect and deferred taxes.

The retrospective interest method is used for income recognition on investments in structured notes and residual beneficial interests in securitized financial assets.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is  measured  as the excess of a loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company may purchase and write index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income.

The Company also uses index options to manage the risks related to a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                          2000          1999          1998
Cash paid during the year for:
Income taxes                          $225,704      $214,940      $215,003
Interest on borrowings                   3,299         4,521        14,529

Recognition of profits on annuity contracts and insurance policies
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000 and 1999, unlocking adjustments resulted in a net decrease in amortization of $12,300 and $56,800, respectively. Net unlocking adjustments in 1998 were not significant.

IDS Life Insurance Company
-------------------------------------------------------------------------------

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $41,059 and $852 receivable from, respectively, AEFC for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

IDS Life Insurance Company
-------------------------------------------------------------------------------

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sales.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The rule primarily affects certain AEFA high-yield investments contained in off-balance sheet trusts whose cash flows have been negatively effected by credit experience. As of January 1, 2001, the rule would require AEFA to adjust the carrying amount of these investments downward by approximately $30 milllion through recognition of an impairment charge.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentations.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 2000 are as follows:

                                                         Gross           Gross
                                        Amortized     unrealized      unrealized           Fair
Held to maturity                          cost           gains          losses             value
U.S. Government agency obligations     $   38,302       $  3,455      $     80         $   41,677
State and municipal obligations             7,678             16            --              7,694
Corporate bonds and obligations         5,248,517        111,466       114,330          5,245,653
Mortgage-backed securities              1,169,116          9,130         1,472          1,176,774
                                        ---------          -----         -----          ---------
                                       $6,463,613       $124,067      $115,882         $6,471,798
                                       ==========       ========      ========         ==========


                                                         Gross           Gross
                                      Amortized       unrealized      unrealized           Fair
Available for sale                      cost             gains          losses             value
U.S. Government agency obligations    $    96,408       $  6,134      $    268        $   102,274
State and municipal obligations            12,848            247            --             13,095
Corporate bonds and obligations         7,586,423        123,691       693,303          7,016,811
Mortgage-backed securities              5,234,191         57,697        24,078          5,267,810
                                        ---------         ------        ------          ---------
Total fixed maturities                 12,929,870        187,769       717,649         12,399,990
Equity securities                          11,829             --         1,496             10,333
                                           ------        -------         -----             ------
                                      $12,941,699       $187,769      $719,145        $12,410,323
                                      ===========       ========      ========        ===========


IDS Life Insurance Company
-------------------------------------------------------------------------------


The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1999 are as follows:

                                                          Gross          Gross
                                       Amortized       unrealized     unrealized            Fair
Held to maturity                         cost             gains         losses              value
U.S. Government agency obligations      $   37,613        $   236        $  2,158       $   35,691
State and municipal obligations              9,681            150              --            9,831
Corporate bonds and obligations          5,713,475         91,571         113,350        5,691,696
Mortgage-backed securities               1,395,523          4,953          31,951        1,368,525
                                         ---------          -----          ------        ---------
                                        $7,156,292        $96,910        $147,459       $7,105,743
                                        ==========        =======        ========       ==========


                                                          Gross           Gross
                                        Amortized      unrealized      unrealized           Fair
Available for sale                        cost            gains          losses             value
U.S. Government agency obligations     $    46,325        $   612        $  2,231      $    44,706
State and municipal obligations             13,226            519             191           13,554
Corporate bonds and obligations          7,960,352         60,120         560,450        7,460,022
Mortgage-backed securities               5,683,234          9,692         161,659        5,531,267
                                         ---------          -----         -------        ---------
Total fixed maturities                  13,703,137         70,943         724,531       13,049,549
Equity securities                            3,000             16              --            3,016
                                             -----             --           -----            -----
                                       $13,706,137        $70,959        $724,531      $13,052,565
                                       ===========        =======        ========      ===========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                    Amortized                Fair
Held to maturity                      cost                   value
Due from one to five years          $2,930,737            $2,935,736
Due from five to ten years           1,807,979             1,800,940
Due in more than ten years             555,781               558,348
Mortgage-backed securities           1,169,116             1,176,774
                                     ---------             ---------
                                    $6,463,613            $6,471,798
                                    ==========            ==========


                                    Amortized                Fair
Available for sale                    cost                   value
Due from one to five years         $   420,233           $   464,106
Due from five to ten years           4,675,249             4,266,932
Due in more than ten years           2,600,197             2,401,142
Mortgage-backed securities           5,234,191             5,267,810
                                     ---------             ---------
                                   $12,929,870           $12,399,990
                                   ===========           ===========

During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $53,169, $68,470 and $230,036, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $10,267, respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively.

At December 31, 2000, bonds carried at $14,472 were on deposit with various states as required by law.

IDS Life Insurance Company
-------------------------------------------------------------------------------

IDS Life Insurance Company
At December 31, 2000, investments in fixed maturities comprised 79 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.5 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                       2000                  1999
Aaa/AAA                 $ 6,559,188           $ 7,144,280
Aaa/AA                       32,001                 1,920
Aa/AA                       220,446               301,728
Aa/A                        327,147               314,168
A/A                       2,494,621             2,598,300
A/BBB                       747,636             1,014,566
Baa/BBB                   5,828,847             6,319,549
Baa/BB                      287,583               348,849
Below investment grade    2,896,014             2,816,069
                          ---------             ---------
                        $19,393,483           $20,859,429
                        ===========           ===========

At December 31, 2000, 88 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 16 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                               December 31, 2000         December 31, 1999
                          On balance   Commitments   On balance     Commitments
Region                       sheet     to purchase      sheet       to purchase
East North Central         $  691,694    $18,868     $  715,998      $ 10,380
West North Central            564,576      7,621        555,635        42,961
South Atlantic                884,723      7,667        867,838        23,317
Middle Atlantic               378,702     13,813        428,051         1,806
New England                   279,147      4,604        259,243         4,415
Pacific                       318,727        921        238,299         3,466
West South Central            173,158     28,548        144,607         4,516
East South Central             49,176      2,763         43,841            --
Mountain                      409,677     10,209        381,148         9,380
                              -------     ------        -------         -----
                            3,749,580     95,014      3,634,660       100,241
Less allowance for losses      11,489         --         28,283            --
                               ------      -----         ------         -----
                           $3,738,091    $95,014     $3,606,377      $100,241
                           ==========    =======     ==========      ========


                                  December 31, 2000     December 31, 1999
                          On balance  Commitments   On balance      Commitments
Property type                sheet    to purchase      sheet        to purchase
Department/retail stores  $1,174,763    $11,130     $1,158,712       $ 33,829
Apartments                   780,228         --        887,538         11,343
Office buildings           1,085,948     59,941        931,234         26,062
Industrial buildings         323,766     23,943        309,845          5,525
Hotels/motels                100,680         --        103,625             --
Medical buildings            128,101         --        114,045             --
Nursing/retirement homes      49,822         --         45,935             --
Mixed use                     87,537         --         66,893             --
Other                         18,735         --         16,833         23,482
                              ------      -----         ------         ------
                           3,749,580     95,014      3,634,660        100,241
Less allowance for losses     11,489         --         28,283             --
                              ------      -----         ------          -----
                          $3,738,091    $95,014     $3,606,377       $100,241
                          ==========    =======     ==========       ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $24,999 and $21,375, respectively, with allowances of $4,350 and $5,750, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $27,063 and $23,815, respectively.

IDS Life Insurance Company
-------------------------------------------------------------------------------

The Company recognized  $1,033,  $1,190 and $1,809 of interest income related to
impaired  loans  for  the  years  ended   December  31,  2000,   1999  and  1998
respectively.

The following table presents changes in the allowance for losses related to all loans:

                                                 2000      1999       1998
Balance, January 1                            $ 28,283    $39,795    $38,645
Provision (reduction) for investment losses    (14,894)    (9,512)     7,582
Loan payoffs                                    (1,200)      (500)      (800)
Foreclosures and writeoffs                        (700)    (1,500)    (5,632)
                                                  ----     ------     ------
Balance, December 31                           $11,489    $28,283    $39,795
                                               =======    =======    =======

At December 31, 2000, the Company had no commitments to purchase investments other than mortgage loans.

Net investment income for the years ended December 31 is summarized as follows:

                                       2000            1999             1998
Interest on fixed maturities     $1,473,560      $1,598,059       $1,676,984
Interest on mortgage loans          286,611         285,921          301,253
Other investment income               1,750          70,892           43,518
Interest on cash equivalents          8,084           5,871            5,486
                                      -----           -----            -----
                                  1,770,005       1,960,743        2,027,241
Less investment expenses             39,400          41,170           40,756
                                     ------          ------           ------
                                 $1,730,605      $1,919,573       $1,986,485
                                 ==========      ==========       ==========

Net realized (loss) gain on investments for the years ended December 31 is summarized as follows:

                           2000                1999               1998
Fixed maturities       $(34,857)            $ 8,802            $ 9,946
Mortgage loans           15,845              10,211             (5,933)
Other investments         2,037               7,596              2,889
                          -----               -----              -----
                       $(16,975)            $26,608            $ 6,902
                       ========             =======            =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                          2000            1999           1998
Fixed maturities available for sale    $99,706       $(921,778)      $(93,474)
Equity securities                       (1,428)           (142)          (203)
                                        ------            ----           ----

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. The income tax expense (benefit) for the years ended December 31 consists of the following:

                                  2000               1999               1998
Federal income taxes:
Current                        $176,397            $178,444           $244,946
Deferred                         37,704              79,796            (16,602)
                                 ------              ------            -------
                                214,101             258,240            228,344
State income taxes-current        7,526               9,624              7,337
                                  -----               -----              -----
Income tax expense             $221,627            $267,864           $235,681
                               ========            ========           ========

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                              2000                      1999                        1998
                                                     Provision      Rate       Provision      Rate         Provision      Rate
Federal income taxes based on the statutory rate      $282,542      35.0%        $316,511     35.0%         $271,527      35.0%
Tax-excluded interest and dividend income               (3,788)     (0.5)          (9,626)    (1.1)          (12,289)     (1.6)
State taxes, net of federal benefit                      4,892       0.6            6,256      0.7             4,769       0.6
Affordable housing credits                             (54,569)     (6.8)         (31,000)    (3.4)          (19,688)     (2.5)
Other, net                                              (7,450)     (0.8)         (14,277)    (1.6)           (8,638)     (1.1)
                                                        ------      ----          -------     ----            ------      ----
Total income taxes                                    $221,627      27.5%        $267,864     29.6%         $235,681      30.4%
                                                      ========      ====         ========     ====          ========      ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 2000, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
-------------------------------------------------------------------------------

IDS Life Insurance Company

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                          2000          1999
Deferred tax assets:
Policy reserves                                       $730,239      $733,647
Unrealized loss on available for sale investments      179,702       221,431
Investments, other                                      34,600         1,873
Life insurance guaranty fund assessment reserve          1,365         4,789
                                                         -----         -----
Total deferred tax assets                              945,906       961,740
                                                       -------       -------
Deferred tax liabilities:
Deferred policy acquisition costs                      796,292       740,837
Other                                                   13,026         4,883
                                                        ------         -----
Total deferred tax liabilities                         809,318       745,720
                                                       -------       -------
Net deferred tax assets                               $136,588      $216,020
                                                      ========      ========

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,527,543 as of December 31, 2000 and $1,693,356 as of December 31, 1999 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2001 in excess of approximately $344,973 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                     2000            1999            1998
Statutory net income           $  344,973      $  478,173      $  429,903
Statutory capital and surplus   1,778,306       1,978,406       1,883,405
                                ---------       ---------       ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company and its insurance subsidiaries use to prepare their statutory-basis financial statements. Management believes the impact of these changes to the Company's and its subsidiaries' stautory-basis capital and surplus as of January 1, 2001 will not be significant.

5. RELATED PARTY TRANSACTIONS
The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2000 and 1999. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2000, 1999 and 1998.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $250, $223 and $211 in 2000, 1999 and 1998, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2000, 1999 and 1998 were $1,707, $1,906 and $1,503, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 2000, 1999 and 1998 was $1,136, $1,147 and $1,352, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $582,836, $485,177 and $411,337 for 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

IDS Life Insurance Company
-------------------------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES
At December 31, 2000, 1999 and 1998, traditional life insurance and universal life-type insurance in force aggregated $98,060,472, $89,271,957 and $81,074,928 respectively, of which $17,429,851, $8,281,576 and $4,912,313 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $89,506, $76,970 and $66,378 and reinsurance recovered from reinsurers amounted to $32,500, $27,816, and $20,982 for the years ended December 31, 2000, 1999 and
1998, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in all three of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits

7. LINES OF CREDIT
The Company has available lines of credit with its parent aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $50,000 uncommitted at December 31, 2000 and 1999, respectively.

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

IDS Life Insurance Company
-------------------------------------------------------------------------------
The Company's holdings of derivative financial instruments are as follows:

                                  Notional or
                                   contract    Carrying      Fair   Total credit
December 31, 2000                   amount      amount       value    exposure
Assets:
     Interest rate caps           $1,500,000   $ 6,127     $  1,174    $ 1,174
     Interest rate floors          1,000,000       121          531        531
     Options purchased               265,848    44,139       51,701     51,701
     Financial futures purchased           5        --        7,209         --
Liabilities:
     Options written                 104,324    (3,098)      (4,138)        --
     Financial futures sold                7        --        9,011         --
Off balance sheet:
     Interest rate swaps           1,000,000        --      (10,942)        --
                                   ---------      ----      -------       ----
                                               $47,289     $ 54,546    $53,406
                                               =======     ========    =======

December 31, 1999 Assets:
     Interest rate caps           $2,500,000   $ 9,685     $ 12,773    $12,773
     Interest rate floors          1,000,000       602          319        319
     Options purchased               180,897    49,789       61,745     61,745
Liabilities:
     Options purchased/written        43,262    (1,677)      (2,402)        --
Off balance sheet:
     Interest rate swaps           1,267,000        --      (17,582)        --
                                   ---------      ----      -------       ----
                                               $58,399     $ 54,853    $74,837
                                               =======     ========    =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 2001 to 2003. The purchased and written options expire on various dates from 2001 to 2006.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company also uses interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 2000 related to separate accounts and mutual funds which invest in fixed income securities. Interest was reported in management and other fees.

The Company offers an annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases financial futures and purchases and writes options on the major stock market index.

The Company also writes financial futures and purchases and writes options to manage the equity market risk related to seed money the Company has invested in certain separate accounts and the underlying mutual funds.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 2000 and 1999 related to separate accounts and mutual funds which invest in equity securities. Testing demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. At December 31, 2000, deferred gains on purchased put and written call index options were $1,005 and $449, respectively. At December 31, 1999, there were no deferred gains or losses on purchased put or written call index options.

IDS Life Insurance Company
-------------------------------------------------------------------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                        2000                                      1999
                                                          Carrying                 Fair              Carrying              Fair
Financial Assets                                            value                  value               value               value
Investments:
     Fixed maturities (Note 2):
         Held to maturity                                $ 6,463,613           $ 6,471,798         $ 7,156,292        $ 7,105,743
         Available for sale                               12,399,990            12,399,990          13,049,549         13,049,549
     Mortgage loans on real estate (Note 2)                3,738,091             3,821,825           3,606,377          3,541,958
     Other:
         Equity securities (Note 2)                           10,333                10,333               3,016              3,016
         Derivative financial Instruments (Note 8)            50,387                60,615              60,076             74,837
         Other                                                 1,130                 1,130               2,258              2,258
Cash and cash equivalents (Note 1)                           316,974               316,974              32,333             32,333
Separate account assets (Note 1)                          32,349,347            32,349,347          35,894,732         35,894,732
Financial Liabilities
Future policy benefits for fixed annuities               $18,020,824           $17,479,187         $19,189,170        $18,591,859
     Derivative financial instruments (Note 8)                 3,098                 6,069               1,677             19,984
Separate account liabilities                              28,791,949            27,822,667          31,869,184         31,016,081
                                                          ----------            ----------          ----------         ----------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,300,018 and $1,270,094, respectively, and policy loans of $96,603 and $92,895, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

At December 31, 2000 and 1999, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3,557,398 and $4,025,548, respectively.

IDS LIFE INSURANCE COMPANY    [AMERICAN EXPRESS LOGO]        PRSRT STD AUTO
70100 AXP Financial Center    -Registered Trademark-          U.S. POSTAGE
Minneapolis, MN 55474                                             PAID
(800) 862-7919                                              AMERICAN EXPRESS

americanexpress.com



                                                                S-6202 A (5/01)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                   CONTENTS OF POST EFFECTIVE AMENDMENT NO. 7
                     TO REGISTRATION STATEMENT NO. 33-62457

This  Post-Effective   Amendment  No.  7  comprises  the  following  papers  and
documents:

         The facing sheet.

         The  American  Express  Variable   Second-To-Die   Life   Insurance(SM)
         prospectus consisting of 97 pages.

         The American Express Succession Select Variable Life Insurance(SM) prospectus consisting of 104 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.    Copies of all exhibits  required by  paragraph A of  instructions for Exhibits in Form N-8B-2 to the Registration Statement.

               (1)   (a)    Resolution  of Board  of  Directors  of IDS  Life
                            Insurance Company establishing the Trust, adopted May 9, 1985.*

                     (b) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985.*

                     (c) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted August 5, 1994.**

               (2)   Not applicable.

               (3)   (a)   Not applicable.

                     (b)   (1)      Form of Division Vice President's Employment
                                    Agreement dated November 1991.*

                           (2) Form of District Manager's Rider to IDS Life Insurance Company, Personal Financial Planner's Agreement dated November 1986.*

                           (3) Form of Personal Financial Planner's Agreement dated November 1986.*

                     (c)   (1)      Schedules  of   Sales  Commissions  filed
                                    electronically herewith as Exhibit 3(c)(1) to Registrant's Post-Effective Amendment
                                    No. 6 is incorporated herein by reference.

               (4)   Not applicable.

               (5)   (a)   Flexible  Premium  Survivorship  Variable Life
                           Insurance  Policy(V2D).**

                     (b) Flexible Premium Survivorship Variable Life Insurance Policy (SUCS) filed electronically herewith as Exhibit 5(b) to Registrant's Post-Effective Amendment No. 6 is incorporated herein by reference.

               (6)   (a)   Certificate of Incorporation of IDS Life Insurance
                           Company, dated July 23, 1957.*

                     (b)   Amended By-Laws of IDS Life Insurance Company.*

               (7)   Not applicable.

               (8)   (a)   Form  of  Investment  Management  and  Services
                           Agreement  dated December  17,  1985,  between
                           IDS Life and IDS Life Series  Fund, Inc.*

                     (b) Form of Investment Advisory Agreement dated July 11, 1984, between IDS Life and IDS Financial Services Inc. relating to the Variable Account.*

                     (c) Addendum to Investment Management and Services Agreement.**

                     (d)   Addendum to Investment Advisory Agreement.**

                     (e) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., and IDS Life Insurance Company, on Behalf of Itself and Its Separate Accounts, dated Oct. 7, 1996, filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (f) Copy of Participation Agreement between IDS Life Insurance Company and TCI Portfolios, Inc. and Investors Research Corporation, dated April 24, 1996, filed electronically as Exhibit 8.5 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

                     (g) Copy of Participation Agreement By and Among Calvert Variable Series, Inc. and Calvert Asset Management
                           Co. and Calvert Distributors Inc. and IDS Life Insurance Company, dated April 14, 2000, filed as
                           Exhibit 8.7 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (h) Copy of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(a) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (i) Copy of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.8(b) to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (j)   Copy of  Participation  Agreement  between  IDS  Life
                           Insurance Company and Templeton Variable Products Series Fund and Franklin Templeton Distributors, Inc., dated March 1, 1996, filed electronically as
                           Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

                     (k)   Copy  of  Participation   Agreement  By  and  Between
                           Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and IDS Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8.3 to Post-Effective Amendment No.3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (l) Copy of Participation Agreement Between Janus Aspen Series and IDS Life Insurance Company, dated April 21, 2000, filed electronically as Exhibit 8.10 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (m) Copy of Participation Agreement by and among IDS Life Insurance Company, Lazard Asset Management, and Lazard Retirement Series, Inc., dated Sept. 1, 1999, filed as Exhibit 8.11 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (n) Copy of Participation Agreement Among MFS Variable Insurance Trust, IDS Life Insurance Company and Massachusetts Financial Services Company, dated March 1, 2000, filed as Exhibit 8.12 to Post-Effective
                           Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (o) Copy of Participation Agreement Between IDS Life Insurance Company and Putnam Capital Manager Trust and Putnam Mutual Funds Corp., dated March 1, 1996, filed electronically as Exhibit 8.1 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

                     (p) Copy of Participation Agreement By and Among Royce Capital Fund and Royce & Associates, Inc. and IDS Life Insurance Company, dated September 1, 1999, filed as Exhibit 8.5 to Post-Effective Amendment No. 3 to Registration Statement No. 333-79311 is incorporated herein by reference.

                     (q) Copy of Participation Agreement between IDS Life Insurance Company and Warburg Pincus Trust and Warburg Pincus Counsellors, Inc. and Counsellors Securities Inc., dated March 1, 1996, filed electronically as Exhibit 8.3 to Post-Effective Amendment No. 2 to Registration Statement No. 33-62407 is incorporated herein by reference.

               (9)   None.

              (10) Application form for the Flexible Premium Survivorship Variable Life Insurance Policy.**

              (11) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as
                     Exhibit 1.A. (11) to Registrant's Post-Effective Amendment No. 6 filed on or about February 28, 2001.

         B.    (1)   Not applicable.

               (2)   Not applicable.

         C.    Not applicable.

2.       Opinion of counsel is filed electronically herewith.

3.       Not applicable.

4.       Not applicable.

5.       Not applicable.

6.       Actuarial opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President
         - Insurance Product Development is filed electronically herewith.

7. Written actuarial consent of Mark Gorham, F.S.A., M.A.A.A., Vice President - Insurance Product Development is filed electronically herewith.

8.       Written consent of Ernst & Young LLP is filed electronically herewith.

9. Power of Attorney dated April 25, 2001 is filed electronically herewith.

* Filed as an Exhibit to the original Registration Statement to form S-6 and is herein incorporated by reference.
** Filed as an Exhibit to Registrant's Form N-8B-2 with Pre-Effective Amendment No. 1, File No. 33-62457 and is herein by reference.
*** Filed as an Exhibit to Registrant's Form S-6, Post-Effective Amendment No. 3, File No. 33-62457 and is herein incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 30th day of April, 2001.


                       IDS Life Variable Separate Account
                                  (Registrant)

                          By IDS Life Insurance Company
                                    (Sponsor)

                  By /s/      Timothy V. Bechtold*
                     ---------------------------------
                              Timothy V. Bechtold
                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following Officers and Directors of IDS Life Insurance Company in the capacities indicated on the 30th day of April, 2001:

Signature                                     Title

/s/      Gumer C. Alvero*
----------------------------------                   Director and Executive
         Gumer C. Alvero                             Vice President - Annuities

/s/      Timothy V. Bechtold*
---------------------------------                    Director and President
         Timothy V. Bechtold

/s/      Pamela J. Moret*                            Director, Chairman and
------------------------------------                 Cheif Executive Officer
         Pamela J. Moret

/s/      Barry J. Murphy*                            Director
------------------------------------
         Barry J. Murphy

/s/      Stuart A. Sedlacek                          Director and Executive Vice
------------------------------------                 President
         Stuart A. Sedlacek

/s/      Bridget Sperl
-----------------------------------                  Executive Vice President -
         Bridget Sperl                               Client Service

/s/      John T. Sweeny*
----------------------------------                   Executive Vice President -
         John T. Sweeny                              Finance

/s/      Philip C. Wentzel*                          Vice President and
------------------------------------                 Controller
         Philip C. Wentzel

/s/      David L. Yowan*
-----------------------------------                  Vice President, Treasurer
         David L. Yowan                              and Assistant Secretary


*Signed   pursuant  to  Power  of  Attorney   dated  April  25,  2001  is  filed
electronically  herewith.


By: /s/ James M. Odland
        James M. Odland
        Counsel